UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: February 29, 2016

Item 1: Report(s) to Shareholders.

Annual report dated February 29, 2016, enclosed.
Schwab U.S. REIT ETF™

This wrapper is not part of the shareholder report.

Schwab U.S. REIT ETF™
Annual Report
February 29, 2016

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 29, 2016
Schwab U.S. REIT ETF (Ticker Symbol: SCHH)
Market Price Return[1]	-3.77%
NAV Return[1]	-3.41%
Dow Jones U.S. Select REIT Index	-3.32%
ETF Category: Morningstar Real Estate[2]	-6.20%
Performance Details	pages 6-7
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
Schwab U.S. REIT ETF1

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.
Dear Shareholder,
The performance of the Schwab U.S. REIT ETF over the past 12 months suggests two different storylines. During the first part of the reporting period, concerns surrounding the timing of the Federal Reserve’s first rate increase in almost 10 years negatively affected REIT returns along with many other income-focused investments. But in recent months, the fund’s performance turned more positive as the first rate hike proceeded as planned and widespread expectations for future increases softened in the face of slowing economic growth overseas.
The fact that REIT values mainly diverged from stock prices over the reporting period is a timely reminder of why REITs may make sense for those looking to diversify their portfolios. In an environment in which equity asset classes are showing tighter correlation, it’s important for investors to consider adding exposure to assets whose prices act more independently.
At Charles Schwab Investment Management, we include the Schwab U.S. REIT ETF in our offerings because we believe it may help investors diversify their income streams. With global interest rates near zero, or even below zero for some international fixed-income assets, REITs may provide a more attractive yield while also benefiting from potential appreciation. To help reduce exposure to any one segment of the U.S. real estate market, the Schwab U.S. REIT ETF invests across a broad spectrum of U.S. REITs, including those focused on retail, residential, office, industrial and specialized real estate assets.
Asset Class Performance Comparison % returns during the 12 months ended 2/29/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
2Schwab U.S. REIT ETF

From the President continued

In an environment in which equity asset classes are showing tighter correlation, it’s important for investors to consider adding exposure to assets whose prices act more independently.

With rates likely to rise further at some point in the future, we believe the fund’s diversification will help soften the impact of higher borrowing costs. Also, the Schwab U.S. REIT ETF remains available at one of the lowest operating expense ratios in the industry. We recognize that investor dollars that go toward paying fees are dollars that aren’t being invested. That’s why at Charles Schwab Investment Management, we are committed to providing our clients with low-cost funds that help their dollars to go further.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab U.S. REIT ETF, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-800-435-4000.
Sincerely,

Schwab U.S. REIT ETF3

The Investment Environment
Over the 12-month reporting period ended February 29, 2016, many markets generated disappointing returns as heightened volatility continued around the globe. Low and sub-zero interest rates, stalling global economic growth, and sharp selloffs in oil and commodities were large drivers of markets fluctuations, where volatility has become the new normal. The S&P 500® Index, a bellwether for the overall U.S. stock market, returned -6.19%, while the MSCI EAFE Index (Net), a broad measure of developed international equity performance, and the MSCI Emerging Markets (Net) Index, returned -15.18% and -23.41%, respectively. Many real estate markets also generated negative returns. The Dow Jones U.S. Select REIT Index returned -3.32% for the reporting period, and the FTSE EPRA/NAREIT Global Index (Net), representing general trends in eligible real estate securities worldwide, returned -9.38%.
Speculation surrounding the timing of an increase in short-term interest rates in the U.S. contributed to heightened market volatility and investor uncertainty. After leaving rates unchanged at both its September and October meetings, the Federal Reserve (the Fed) raised the federal funds rate by 25 basis points (a basis point is one hundredth of one percent) to a range of 0.25% to 0.50% in December. Though inflation remained below the target of 2%, the Fed cited strengthening economic indicators and expanding economic activity as support for this rate increase. Until this announcement, concerns that a rate hike would cause investors to leave dividend-paying investments (including REITs) for bonds or other fixed-income instruments negatively affected the returns of real estate securities. However, as the likelihood of subsequent rate increases in the near future grew smaller, the performance of real estate securities showed signs of improvement toward the end of the reporting period.
As the U.S. began the process of tightening monetary policy by slowly normalizing interest rates, other countries around the world, facing stalling economic growth and threats of deflation, were taking the opposite approach. The People’s Bank of China lowered interest rates twice over the reporting period, while the Bank of Japan (the BOJ) implemented subzero short-term interest rates and the European Central Bank (the ECB) left its interest rate near 0.00%. Both the BOJ and the ECB also increased their quantitative easing programs over the reporting period. This divergence in monetary policies between the Fed and other central banks around the world supported a strong U.S. dollar, and also highlighted the relative strength of the U.S. economy. However, despite this relative strength, concerns still remained about the stability and resiliency of U.S. economic growth.
During the reporting period, global economic growth remained weak amid currency devaluations and China’s economic slowdown. A sharp selloff in Chinese shares occurred in late August, which contributed to heavy selling in other markets globally, including in the U.S. As China is the second largest consumer of oil after the U.S., concerns surrounding lessening demand in China drove oil prices drastically lower. Overall demand for oil failed to keep pace with supply over the reporting period, resulting in excess reserves across the globe. Weak economic growth, China’s economic slowdown, and low and volatile oil and commodity prices were all contributing factors to market and investor uncertainty, and were a large part of the headwinds U.S. REITs faced during the reporting period.
Within the U.S. REIT market, Hotel & Resort REITs had the worst returns in the Dow Jones U.S. Select REIT Index. This was largely due to a strong U.S. dollar, new supply, and competition from hotel alternatives, such as Airbnb (a community marketplace where individuals can list, discover, and book unique accommodations around the world). In comparison, Specialized REITs generated one of the best performances of the REIT sub-industries, driven by double-digit returns for self-storage REITs. As new construction of self-storage facilities has been fairly limited since the financial crisis, there have been few new entrants to the industry. This lack of competition has also allowed rents and occupancy rates to rise, contributing to a favorable environment for self-storage REITs. Even in a slowly growing economy with heightened market volatility, self-storage REITs experienced steady demand and were able to outperform the broader market.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
4Schwab U.S. REIT ETF

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab's passive equity funds and ETFs, which comprise the Schwab Equity Index Funds, the Schwab Fundamental Index Funds, and the Schwab Equity ETFs. She also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
Schwab U.S. REIT ETF5

Schwab U.S. REIT ETF
The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Select REIT Index (the index). The index is a float-adjusted market capitalization-weighted index comprised of real estate investment trusts (REITs). The index generally includes REITs that own and operate income-producing commercial and/or residential real estate, derive at least 75% of the REIT’s total revenue from the ownership and operation of real estate assets, and have a minimum total market capitalization of $200 million at the time of its inclusion. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. REITs generated negative returns for the 12-month reporting period, though strong fundamentals helped these securities generally outperform the broader U.S. stock market. Concerns about a rate hike by the Federal Reserve, the decelerating Chinese economy, and falling oil and commodity prices contributed to heightened market volatility, and hurt the performance of many U.S. real estate securities. Within the index, Specialized REITs significantly outperformed other sub-industries for the reporting period, while Hotel & Resort REITs underperformed by comparison.
Performance. For the 12-month reporting period ended February 29, 2016, the fund closely tracked the index. The fund’s market price return was -3.77% and its NAV return was -3.41% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -3.32% for the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Office REITs, which include companies engaged in the acquisition, development, ownership, leasing, management and operation of office properties, were the biggest detractors from the fund’s total return. Over the reporting period, Office REITs represented an average weight of approximately 16% of the fund’s investments, and returned approximately -16%. One detractor within this sub-industry was Vornado Realty Trust, a fully-integrated REIT that owns, manages and leases office properties in New York City, Washington, DC, and California. The fund’s holdings of Vornado Realty Trust returned approximately -20% for the reporting period. Health Care REITs were also detractors from the return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately -17%.
Specialized REITs were the biggest contributors to the fund’s total return and over the reporting period, represented an average weight of approximately 10% of the fund’s investments, and returned approximately 27%. Specialized REITs include companies engaged in the acquisition, development, ownership, leasing, management and operation of properties not classified elsewhere. One significant contributor in this sub-industry was Public Storage. The fund’s holdings of Public Storage returned approximately 29% for the 12-month reporting period. Residential REITs also provided a meaningful total return contribution for the fund. This sub-industry represented an average weight of approximately 20% of the fund’s investments and returned approximately 4%.
As of 02/29/16:
Statistics
Number of Holdings	99
Weighted Average Market Cap (millions)	$18,775
Price/Earnings Ratio (P/E)	40.5
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	12%
Sector Weightings % of Investments
Retail REITs	26.9%
Residential REITs	20.6%
Office REITs	13.9%
Specialized REITs	12.3%
Health Care REITs	11.6%
Hotel and Resort REITs	6.0%
Industrial REITs	5.0%
Diversified REITs	3.0%
Other	0.7%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Simon Property Group, Inc.	10.3%
Public Storage	6.5%
Equity Residential	4.8%
AvalonBay Communities, Inc.	4.1%
Welltower, Inc.	4.0%
Prologis, Inc.	3.6%
Ventas, Inc.	3.3%
Boston Properties, Inc.	3.1%
General Growth Properties, Inc.	2.8%
Vornado Realty Trust	2.7%
Total	45.2%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
6Schwab U.S. REIT ETF

Schwab U.S. REIT ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
January 13, 2011 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. REIT ETF (1/13/11)
Market Price Return[2]	-3.77%	9.31%	10.82%
NAV Return[2]	-3.41%	9.34%	10.83%
Dow Jones U.S. Select REIT Index	-3.32%	9.47%	10.97%
ETF Category: Morningstar Real Estate[3]	-6.20%	8.23%	9.19%
Fund Expense Ratio4: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Small-company stocks are subject to greater volatility than many other asset classes.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Select REIT Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. REIT ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (1/13/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. REIT ETF7

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2015 and held through February 29, 2016.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 9/1/15	Ending Account Value (Net of Expenses) at 2/29/16	Expenses Paid During Period[2] 9/1/15–2/29/16
Schwab U.S. REIT ETF
Actual Return	0.07%	$1,000.00	$ 1,057.40	$0.36
Hypothetical 5% Return	0.07%	$1,000.00	$1,024.55	$ 0.35
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 366 days of the fiscal year.
8Schwab U.S. REIT ETF

Schwab U.S. REIT ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	3/1/13– 2/28/14	3/1/12– 2/28/13	3/1/11– 2/29/12
Per-Share Data
Net asset value at beginning of period	$40.04	$33.06	$31.96	$28.30	$27.28
Income (loss) from investment operations:
Net investment income (loss)	1.03 [1]	0.92	0.80	0.72	0.65
Net realized and unrealized gains (losses)	(2.38)	6.91	1.08	3.71	0.98
Total from investment operations	(1.35)	7.83	1.88	4.43	1.63
Less distributions:
Distributions from net investment income	(0.98)	(0.85)	(0.78)	(0.77)	(0.61)
Net asset value at end of period	$37.71	$40.04	$33.06	$31.96	$28.30
Total return	(3.41%)	24.04%	6.08%	15.83%	6.15%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.10% [2]	0.13%
Net investment income (loss)	2.70%	2.56%	2.52%	2.43%	2.50%
Portfolio turnover rate[3]	12%	15%	11%	7%	5%
Net assets, end of period (x 1,000)	$1,823,208	$1,269,306	$790,052	$466,567	$277,370

Calculated based on the average shares outstanding during the period.

Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/13 is a blended ratio.

Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    9

Schwab U.S. REIT ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	1,773,153,625	1,818,981,443
0.7%	Other Investment Companies	12,911,586	12,959,324
100.5%	Total Investments	1,786,065,211	1,831,940,767
(0.5%)	Other Assets and Liabilities, Net		(8,733,207)
100.0%	Net Assets		1,823,207,560

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets
Diversified REITs 3.0%
Cousins Properties, Inc.	648,911	5,619,569
Duke Realty Corp.	1,107,490	22,902,893
First Potomac Realty Trust	190,480	1,611,461
Liberty Property Trust	469,497	13,559,073
PS Business Parks, Inc.	63,325	5,813,868
Washington Real Estate Investment Trust	221,527	5,730,904
		55,237,768
Health Care REITs 11.6%
Care Capital Properties, Inc.	269,294	7,138,984
HCP, Inc.	1,492,880	44,159,391
Healthcare Realty Trust, Inc.	320,277	9,291,236
LTC Properties, Inc.	110,039	4,890,133
Senior Housing Properties Trust	764,448	11,933,033
Universal Health Realty Income Trust	39,379	2,041,407
Ventas, Inc.	1,069,730	59,551,869
Welltower, Inc.	1,137,375	72,541,778
		211,547,831
Hotel & Resort REITs 6.1%
Apple Hospitality REIT, Inc. (a)	512,381	9,740,363
Ashford Hospitality Prime, Inc.	100,638	989,272
Ashford Hospitality Trust, Inc.	221,394	1,224,309
DiamondRock Hospitality Co.	632,869	5,632,534
FelCor Lodging Trust, Inc.	455,516	3,370,818
Hersha Hospitality Trust	144,305	2,904,860
Hospitality Properties Trust	484,444	11,762,300
Host Hotels & Resorts, Inc.	2,386,756	36,541,234
LaSalle Hotel Properties	352,412	8,581,232
Pebblebrook Hotel Trust	225,976	6,137,508
RLJ Lodging Trust	414,693	8,696,112
Security	Number of Shares	Value ($)
Sunstone Hotel Investors, Inc.	688,946	8,887,404
Xenia Hotels & Resorts, Inc.	373,437	5,721,055
		110,189,001
Industrial REITs 5.0%
DCT Industrial Trust, Inc.	286,639	10,373,465
EastGroup Properties, Inc.	104,294	5,655,864
First Industrial Realty Trust, Inc.	347,220	7,472,174
Prologis, Inc.	1,683,887	64,762,294
Rexford Industrial Realty, Inc.	177,540	2,991,549
		91,255,346
Office REITs 13.9%
Alexandria Real Estate Equities, Inc.	234,779	18,585,106
Boston Properties, Inc.	494,308	56,420,315
Brandywine Realty Trust	554,218	6,822,424
Columbia Property Trust, Inc.	404,627	8,201,789
Corporate Office Properties Trust	299,491	7,008,089
Douglas Emmett, Inc.	444,003	11,917,041
Equity Commonwealth *	403,199	10,737,189
Franklin Street Properties Corp.	289,308	2,751,319
Highwoods Properties, Inc.	305,673	13,312,059
Kilroy Realty Corp.	293,432	15,924,555
Mack-Cali Realty Corp.	289,451	5,760,075
New York REIT, Inc.	530,270	5,090,592
Parkway Properties, Inc.	249,789	3,344,675
Piedmont Office Realty Trust, Inc., Class A	461,863	8,484,423
SL Green Realty Corp.	320,596	28,270,155
Tier REIT, Inc. (a)	158,325	2,058,225
Vornado Realty Trust	569,243	49,159,825
		253,847,856
Residential REITs 20.8%
American Campus Communities, Inc.	408,519	17,880,877
American Homes 4 Rent, Class A	593,840	8,313,760
Apartment Investment & Management Co., Class A	498,621	18,254,515
AvalonBay Communities, Inc.	440,047	75,529,667
Camden Property Trust	277,573	20,745,806
Education Realty Trust, Inc.	195,268	7,742,376
Equity LifeStyle Properties, Inc.	256,739	18,012,808
Equity Residential	1,170,143	87,163,952
Essex Property Trust, Inc.	211,861	44,338,270
Mid-America Apartment Communities, Inc.	242,433	21,804,424
Monogram Residential Trust, Inc.	542,609	4,926,890
NexPoint Residential Trust, Inc.	70,984	840,451
Post Properties, Inc.	171,369	9,550,394
Silver Bay Realty Trust Corp.	102,239	1,405,786
Sun Communities, Inc.	187,854	12,685,781
UDR, Inc.	840,716	28,861,780
		378,057,537
Retail REITs 27.0%
Acadia Realty Trust	223,608	7,390,244
Brixmor Property Group, Inc.	547,261	12,822,325
CBL & Associates Properties, Inc.	474,489	5,470,858
Cedar Realty Trust, Inc.	214,882	1,467,644

10    See financial notes

Schwab U.S. REIT ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
DDR Corp.	976,527	16,337,297
Equity One, Inc.	288,919	7,919,270
Federal Realty Investment Trust	223,143	33,038,553
General Growth Properties, Inc.	1,870,847	51,485,710
Inland Real Estate Corp.	292,170	3,097,002
Kimco Realty Corp.	1,329,317	35,559,230
Kite Realty Group Trust	269,482	7,254,455
Pennsylvania Real Estate Investment Trust	216,920	4,156,187
Ramco-Gershenson Properties Trust	257,545	4,326,756
Regency Centers Corp.	301,504	21,280,152
Retail Opportunity Investments Corp.	320,961	5,899,263
Rouse Properties, Inc.	122,165	2,228,290
Saul Centers, Inc.	37,186	1,821,370
Simon Property Group, Inc.	993,725	188,539,444
Tanger Factory Outlet Centers, Inc.	300,010	9,624,321
Taubman Centers, Inc.	192,387	13,624,847
The Macerich Co.	432,797	34,225,587
Urban Edge Properties	295,003	7,174,473
Weingarten Realty Investors	366,283	12,904,150
WP Glimcher, Inc.	582,878	5,036,066
		492,683,494
Specialized REITs 12.4%
CubeSmart	547,726	16,377,008
Digital Realty Trust, Inc.	470,684	37,216,984
DuPont Fabros Technology, Inc.	210,650	7,509,673
Extra Space Storage, Inc.	396,008	32,532,057
National Storage Affiliates Trust	75,179	1,359,988
Public Storage	473,047	118,020,496
Sovran Self Storage, Inc.	123,510	13,146,404
		226,162,610
Total Common Stock
(Cost $1,773,153,625)		1,818,981,443
Security	Number of Shares	Value ($)
Other Investment Companies 0.7% of net assets
Equity Fund 0.2%
SPDR Dow Jones REIT ETF	37,000	3,224,921
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	2,298,903	2,298,903
Securities Lending Collateral 0.4%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (b)	7,435,500	7,435,500
Total Other Investment Companies
(Cost $12,911,586)		12,959,324

End of Investments

At 02/29/16, the tax basis cost of the fund's investments was $1,788,881,673 and the unrealized appreciation and depreciation were $136,381,745 and ($93,322,651), respectively, with a net unrealized appreciation of $43,059,094.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $7,248,611.
(b)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,818,981,443	$—	$—	$1,818,981,443
Other Investment Companies[1]	12,959,324	—	—	12,959,324
Total	$1,831,940,767	$—	$—	$1,831,940,767
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
See financial notes    11

Schwab U.S. REIT ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $1,778,629,711) including securities on loan of $7,248,611		$1,824,505,267
Collateral invested for securities on loan, at value (cost $7,435,500)	+	7,435,500
Total investments, at value (cost $1,786,065,211)		1,831,940,767
Receivables:
Fund shares sold		5,686,726
Dividends		898,088
Income from securities on loan		21,957
Interest	+	52
Total assets		1,838,547,590
Liabilities
Collateral held for securities on loan		7,435,500
Payables:
Investments bought		7,808,369
Investment adviser fees		35,197
Accrued expenses	+	60,964
Total liabilities		15,340,030
Net Assets
Total assets		1,838,547,590
Total liabilities	–	15,340,030
Net assets		$1,823,207,560
Net Assets by Source
Capital received from investors		1,773,830,468
Net investment income not yet distributed		6,317,998
Net realized capital losses		(2,816,462)
Net unrealized capital appreciation		45,875,556

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,823,207,560		48,350,000		$37.71

12    See financial notes

Schwab U.S. REIT ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends		$44,047,043
Interest		344
Securities on loan	+	50,682
Total investment income		44,098,069
Expenses
Investment adviser fees		1,111,741
Proxy fees	+	61,361
Total expenses	–	1,173,102
Net investment income		42,924,967
Realized and Unrealized Gains (Losses)
Net realized gains on investments		1,860,280
Net realized gains on in-kind redemptions	+	42,399,442
Net realized gains		44,259,722
Net change in unrealized appreciation (depreciation) on investments	+	(139,593,710)
Net realized and unrealized losses		(95,333,988)
Decrease in net assets resulting from operations		($52,409,021)
See financial notes    13

Schwab U.S. REIT ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$42,924,967	$26,973,906
Net realized gains		44,259,722	50,557,126
Net change in unrealized appreciation (depreciation)	+	(139,593,710)	145,570,492
Increase (decrease) in net assets resulting from operations		(52,409,021)	223,101,524
Distributions to Shareholders
Distributions from net investment income		($40,950,395)	($24,242,790)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,700,000	$876,203,124	12,800,000	$470,767,488
Shares redeemed	+	(6,050,000)	(228,941,698)	(5,000,000)	(190,372,676)
Net transactions in fund shares		16,650,000	$647,261,426	7,800,000	$280,394,812
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,700,000	$1,269,305,550	23,900,000	$790,052,004
Total increase	+	16,650,000	553,902,010	7,800,000	479,253,546
End of period		48,350,000	$1,823,207,560	31,700,000	$1,269,305,550
Net investment income not yet distributed			$6,317,998		$4,343,426
14    See financial notes

Schwab U.S. REIT ETF
Financial Notes
1. Business Structure of the Fund:
Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab Emerging Markets Equity ETF™
Schwab U.S. REIT ETF	Schwab U.S. TIPS ETF™
Schwab U.S. Broad Market ETF™	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap ETF™	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF™	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Dividend Equity ETF™	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF™	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF

The fund issues and redeems shares at its net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds' operations and policies, please refer to those funds' semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the fund's Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

Schwab U.S. REIT ETF
Financial Notes (continued)
2. Significant Accounting Policies (continued):
de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and ETFs. Investments in mutual funds are valued daily at their NAV, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Schwab U.S. REIT ETF
Financial Notes (continued)
2. Significant Accounting Policies (continued):
The levels associated with valuing the fund's investments as of February 29, 2016 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Securities Lending: Under the trust's Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees, associated with securities lending activities under the trust's Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues through October 2, 2015. For the subsequent period through November 30, 2015, the total costs and expenses to be paid to the unaffiliated lending agents range from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue. After December 1, 2015, the total costs and expenses to be paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of February 29, 2016, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 29, 2016, if any, are disclosed in the fund's Portfolio Holdings. The value of the securities on loan and the investments of cash collateral are also disclosed in the fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Real Estate Investment Trusts:
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or realized gains on investments, respectively.
(e) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Schwab U.S. REIT ETF
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(f) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of the fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(g) Distributions to Shareholders:
The fund makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the fund's organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund's expenses, the fund’s performance may be below that of its respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. The fund will invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments—mid- or small-cap stocks, for instance—the fund’s large-cap holdings could reduce performance.
Small- and Mid-Cap Risk. Even larger REITs and other real estate companies may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more

Schwab U.S. REIT ETF
Financial Notes (continued)
3. Risk Factors (continued):
established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when small- and mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—the fund’s small- and mid-cap holdings could reduce performance.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Real Estate Investment Risk. Due to the composition of the index, the fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The principal types of derivatives used by the fund are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as leverage risk, market risk and liquidity risk, are discussed elsewhere in this section.
The fund’s use of derivatives is also subject to credit risk, lack-of-availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack-of-availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Concentration Risk. To the extent that the fund's or the index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The

Schwab U.S. REIT ETF
Financial Notes (continued)
3. Risk Factors (continued):
market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to the fund's daily NAV.)
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.07% of the fund's average daily net assets.
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of the fund that are owned by other Schwab funds as of February 29, 2016.

Schwab VIT Balanced Portfolio	0.2%
Schwab VIT Balanced with Growth Portfolio	0.4%
Schwab VIT Growth Portfolio	0.4%
The fund may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 29, 2016, the fund's total aggregate security transactions with other Schwab funds was $9,382,425.
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The fund had no interfund borrowing or lending activity during the period.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the fund.
State Street Bank and Trust Company (State Street) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.
State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.
6. Board of Trustees:
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of the former Schwab Funds and Laudus Funds trustees, the former Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

Schwab U.S. REIT ETF
Financial Notes (continued)
7. Borrowing from Banks:
Prior to October 8, 2015, the fund had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the fund became a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, the fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 29, 2016, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab U.S. REIT ETF	$208,693,582	$190,213,342
9. In-Kind Transactions:
The consideration for the purchase of Creation Units of the fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of the fund.
The in-kind transactions for the period ended February 29, 2016 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. REIT ETF	$857,988,184	$211,532,332
For the period ended February 29, 2016, the fund realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the fund's tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 29, 2016 are disclosed in the fund's Statement of Operations.
10. Federal Income Taxes
As of February 29, 2016, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$6,317,998
Undistributed long-term capital gains	—
Unrealized appreciation	136,381,745
Unrealized depreciation	(93,322,651)
Net unrealized appreciation (depreciation)	43,059,094
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.
As of February 29, 2016, the fund had no capital loss carryforwards.

Schwab U.S. REIT ETF
Financial Notes (continued)
10. Federal Income Taxes (continued):
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 29, 2016, the fund had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current and prior fiscal years were:
Current period distributions
Ordinary income	$40,950,395
Long-term capital gains	—
Return of capital	—
Prior period distributions
Ordinary income	24,242,790
Long-term capital gains	—
Return of capital	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 29, 2016, the fund made the following reclassifications:
Capital shares	$45,916,214
Undistributed net investment income	—
Net realized gains and losses	(45,916,214)
For the period ended February 29, 2016, the fund reclassified $42,399,442 of non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities.
As of February 29, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund's financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the fund did not incur any interest or penalties.
11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab U.S. REIT ETF
In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. REIT ETF (one of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Fund”) at February 29, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 15, 2016

Other Federal Tax Information (unaudited)
Under Section 852 (b)(3)(C) of the Internal Revenue Code, the fund hereby designates $3,697,410 as long term capital gain dividends for the fiscal year ended February 29, 2016.

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 29, 2016
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of the fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of the fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and cannot be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points

Commencement of trading
1/13/11 through 2/29/16	772	—	—	—	251	—	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab U.S. REIT ETF (the “Fund”). In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at a meeting held on September 2, 2015, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at this meeting and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to select peers and relevant indices/benchmarks, in light of total return, yield (if applicable), and market trends. As part of this review, the Trustees considered the criteria for selecting the peers. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s operating expense ratio, in each case, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Schwab Strategic Trust (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	692,669,185.464	115,543,246.417
Marie A. Chandoha	792,077,989.887	16,134,441.994
Joseph R. Martinetto	791,795,082.163	16,417,349.718
Robert W. Burns	792,580,288.687	15,632,143.194
John F. Cogan	760,202,566.290	48,009,865.591
Stephen T. Kochis	791,955,734.563	16,256,697.318
David L. Mahoney	790,582,269.572	17,630,162.309
Kiran M. Patel	791,333,584.438	16,878,847.443
Kimberly S. Patmore	792,462,618.902	15,749,812.979
Charles A. Ruffel	792,425,735.968	15,786,695.913
Gerald B. Smith	791,728,903.579	16,483,528.302
Joseph H. Wender	790,699,630.035	17,512,801.846

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	96	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
Dow Jones U.S. Select REIT Index  A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index  An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index constituents are from developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not residents in the same country as the remitting company and who do not benefit from double taxation treaties. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These
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How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2016 Schwab ETFs. All rights reserved.

Notes

Schwab ETFs™ are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list to the right shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. Aggregate Bond ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. TIPS ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-800-435-4000
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60994-05
00162647

Annual report dated February 29, 2016, enclosed.
Schwab Fundamental Index* ETFs

Schwab Fundamental
U.S. Broad Market Index ETF
Schwab Fundamental
U.S. Large Company Index ETF
Schwab Fundamental
U.S. Small Company Index ETF
Schwab Fundamental
International Large Company
Index ETF
Schwab Fundamental
International Small Company
Index ETF
Schwab Fundamental
Emerging Markets Large
Company Index ETF
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* ETFs
Annual Report
February 29, 2016
Schwab Fundamental
U.S. Broad Market Index ETF
Schwab Fundamental
U.S. Large Company Index ETF
Schwab Fundamental
U.S. Small Company Index ETF
Schwab Fundamental
International Large Company
Index ETF
Schwab Fundamental
International Small Company
Index ETF
Schwab Fundamental
Emerging Markets Large
Company Index ETF
*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended February 29, 2016
Schwab Fundamental U.S. Broad Market Index ETF (Ticker Symbol: FNDB)
Market Price Return[1]	-8.20%
NAV Return[1]	-8.34%
Russell Fundamental U.S. Index	-8.03%
ETF Category: Morningstar Large Value[2]	-6.20%
Performance Details	pages 8-9

Schwab Fundamental U.S. Large Company Index ETF (Ticker Symbol: FNDX)
Market Price Return[1]	-8.08%
NAV Return[1]	-7.92%
Russell Fundamental U.S. Large Company Index	-7.61%
ETF Category: Morningstar Large Value[2]	-6.20%
Performance Details	pages 10-11

Schwab Fundamental U.S. Small Company Index ETF (Ticker Symbol: FNDA)
Market Price Return[1]	-12.65%
NAV Return[1]	-12.60%
Russell Fundamental U.S. Small Company Index	-12.35%
ETF Category: Morningstar Small Blend[2]	-13.54%
Performance Details	pages 12-13
Total Returns for the 12 Months Ended February 29, 2016
Schwab Fundamental International Large Company Index ETF (Ticker Symbol: FNDF)
Market Price Return[1]	-17.70%
NAV Return[1]	-17.02%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)*	-16.94%
ETF Category: Morningstar Foreign Large Value[2]	-19.05%
Performance Details	pages 14-15

Schwab Fundamental International Small Company Index ETF (Ticker Symbol: FNDC)
Market Price Return[1]	-8.77%
NAV Return[1]	-7.64%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)*	-7.22%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	-8.12%
Performance Details	pages 16-17

Schwab Fundamental Emerging Markets Large Company Index ETF (Ticker Symbol: FNDE)
Market Price Return[1]	-25.38%
NAV Return[1]	-24.92%
Russell Fundamental Emerging Markets Large Company Index (Net)*	-24.37%
ETF Category: Morningstar Diversified Emerging Markets[2]	-22.96%
Performance Details	pages 18-19
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — each of the names identifying a Russell Fundamental Index is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the funds under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Index ETFs are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the funds.
*	The total return cited for the index is calculated net of foreign withholding taxes.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
2Schwab Fundamental Index ETFs

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
These past 12 months have been a challenging period for equities across all asset classes and geographies. Volatility was a consistent theme for much of the reporting period, both in the U.S. and abroad. A host of factors, rather than a single event, contributed to the market’s ups and downs, leading to broad-based declines in equity prices. The holdings of the Schwab Fundamental Index ETFs were not immune to these pressures, as they generated negative returns for the reporting period.
In recent years, Fundamental Index strategies have experienced considerable asset growth. While traditional market-cap weighted strategies provide the largest weighting to the largest companies based on their respective market capitalization, Fundamental Index strategies take a different approach. Fundamental Index funds may own many of the same stocks as their market-cap weighted counterparts, but they likely do so in different proportions. This is because Fundamental Index funds rely on objective non-price measures such as adjusted sales, retained cash flow, and dividends plus buybacks, rather than market capitalization when determining the weight of a security. As a result, Fundamental Index funds tend to outperform when investors are focused on value, and lag when the biggest companies are leading the market. While this latter dynamic helps explain the performances of the Schwab Fundamental Index ETFs over the reporting period, we believe the funds are positioned to perform well when the market becomes less dependent on the biggest names.
Asset Class Performance Comparison % returns during the 12 months ended 2/29/2016

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Index ETFs3

From the President continued

At Charles Schwab Investment Management, we believe that our Fundamental Index ETFs can be part of the foundation of an investor’s diversified portfolio.

At Charles Schwab Investment Management, we believe that our Fundamental Index ETFs can be part of the foundation of an investor’s diversified portfolio. By following a rules-based discipline, we believe that Fundamental Index strategies help remove the emotions that can inhibit performance while capturing many of the positive attributes of both traditional market-cap weighted and active management strategies. We know that there will be times when market-cap weighted approaches will offer better returns, which is why we believe that a blend of cap-weighted and Fundamental Index strategies makes sense.
Our ETFs are also available at some of the lowest operating expense ratios in the industry. We recognize that investor dollars that go toward paying fees are dollars that aren’t being invested and enjoying the benefits of compounding over time. That’s why we are committed to providing our clients with low-cost funds that help their dollars to go further.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab Fundamental Index ETFs, please continue reading this report or visit our website at www.csimfunds.com. We are also happy to hear from you at 1-800-435-4000.
Sincerely,

4Schwab Fundamental Index ETFs

The Investment Environment
Over the 12-month reporting period ended February 29, 2016, most stock markets generated negative returns as volatility continued to increase around the globe. Low and sub-zero interest rates, stalling global economic growth, and sharp selloffs in oil and commodities were large drivers of markets fluctuations, where volatility has become the new normal.
The S&P 500® Index, a bellwether for the overall U.S. stock market, returned -6.19%, while the Russell 2000® Index, a U.S. small-cap company benchmark, returned -14.97%. Internationally, the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned -15.18%, and the MSCI Emerging Markets Index (Net) returned -23.41% for the 12-month reporting period. For the same period, the Schwab Fundamental Index ETFs tracked their respective indices, though all funds generated negative returns.
Contributing to heightened market volatility over the reporting period was speculation around when the Federal Reserve (the Fed) would raise the federal funds target rate. The Fed left short-term rates historically low in a range of 0.00% to 0.25% for most of 2015, and only increased to a range of 0.25% to 0.50% at the last meeting of the year in December. This was the first short-term rate increase by the central bank in almost 10 years, with the last increase occurring in mid-2006. Though inflation remained below the target of 2%, the Fed cited strengthening economic indicators and expanding economic activity as support for this rate increase. The Fed also noted that they believed the risks related to a weak global economy had receded, and that any subsequent increases to the federal funds rate would be measured and gradual.
As the U.S. took additional steps toward a tighter monetary policy, many other central banks took the opposite approach and increased their accommodative policy measures. The People’s Bank of China lowered its interest rate four times over the reporting period, while the Bank of Japan (the BOJ) cut short-term interest rates to below 0.00% in February. Both the BOJ and the European Central Bank (the ECB) expanded their quantitative easing programs, and many central banks, including the ECB, maintained interest rates at or near 0.00%. These differences between the Fed and central banks outside the U.S. highlighted the ongoing divergence in global monetary policies, and also supported a strong U.S. dollar and contributed to volatility in both currencies and stocks.
Toward the end of the reporting period, the chance of a second U.S. rate hike in the near future became less and less likely. Global growth remained weak and unsteady, and stock markets in the U.S. did not rebound as expected in response to the first interest rate increase as other factors counteracted this change in monetary policy. During her congressional testimony in February, Fed Chair Janet Yellen was questioned about the possibility of a negative federal funds rate. Though the Fed had just raised short-term rates in December, Yellen acknowledged that while it was unlikely, a negative federal funds rate was an option if U.S. economic conditions worsened significantly. While no additional moves in either direction had been made as of the end of the reporting period, the mention of negative rates was enough to send stocks and oil downward, widen the spread on corporate bonds, and increase currency volatility.
During the reporting period, currency devaluations and China’s economic slowdown contributed to weak economic growth. A sharp selloff in Chinese shares occurred in late August, which contributed to heavy selling in other markets around the world, including in the U.S. As China is the second largest consumer of oil after the U.S., concerns surrounding lessening demand in China drove oil prices drastically lower over the reporting period. As overall demand for oil failed to keep pace with supply, excess reserves resulted across the globe. In December, the Organization of the Petroleum Exporting Countries (OPEC) decided to maintain current production levels despite excess supply, causing oil prices to drop even further. Oil prices rallied in February as discussions surrounding a production cap progressed between OPEC and non-members, though no decision was made by the end of the reporting period.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab Fundamental Index ETFs5

The Investment Environment continued
Low and volatile oil and commodity prices weighed most heavily on the Energy and Financial sectors. Fears that falling prices would disrupt the high-yield corporate credit market were reflected in the downward movement of stocks in these sectors. Many financial institutions were also negatively affected by oil and commodity price fluctuations, as credit spreads widened and losses from loans to energy firms weighed on returns. On the opposite side of the spectrum, the Utilities and the Telecommunication Services sectors outperformed, as these sectors are generally less susceptible to market volatility.
6Schwab Fundamental Index ETFs

Fund Management
Agnes Hong, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab's passive equity funds and ETFs, which comprise the Schwab Equity Index Funds, the Schwab Fundamental Index Funds, and the Schwab Equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent over five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.
Schwab Fundamental Index ETFs7

Schwab Fundamental U.S. Broad Market Index ETF
The Schwab Fundamental U.S. Broad Market Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Index (the index). This index measures the performance of the companies by fundamental overall company scores that are created using the universe of companies in the Russell 3000® Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. U.S. stocks generated negative returns over the reporting period as market volatility increased across the globe. China’s economic slowdown, weak global economic growth, and falling oil and commodity prices weighed on equity returns, and contributed to investor uncertainty. The Federal Reserve raised the federal funds rate to a target range of 0.25%-0.50% in December, signaling confidence in the U.S. economic recovery, while many central banks outside the U.S. lowered short-term interest rates and increased other accommodative policy measures. This divergence in monetary policies contributed to a strong U.S. dollar, negatively affecting the profits of U.S. companies with overseas sales. Within the index, stocks in the Telecommunication Services and Utilities sectors were two of the better performers, while stocks in the Energy and Materials sectors underperformed by comparison.
Performance. For the 12-month reporting period ended February 29, 2016, the fund closely tracked the index. The fund’s market price return was -8.20% and its NAV return was -8.34% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -8.03% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the largest detractor from the performance of both the index and the fund. Stocks in the Energy sector represented an average weight of approximately 13% of the fund’s investments and returned approximately -24%, representing the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is ConocoPhillips, an independent exploration and production company engaged in exploration, development and production of crude oil and natural gas. The fund’s holdings of ConocoPhillips returned approximately -46% for the reporting period. The Financials sector was also a large detractor from overall fund performance. Financials stocks represented an average weight of approximately 14% of the fund’s investments and returned approximately -10% for the reporting period.
The Telecommunication Services sector, which includes companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network, contributed the most to the fund’s total return, and to the return of the index. Telecommunication Services stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 8%. One example from this sector is AT&T Inc., a holding company that provides entertainment, mobile, internet, and voice services around the world. The fund’s holdings of AT&T Inc. returned approximately 13% for the 12-month reporting period. The Utilities sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately 5%.
As of 02/29/16:
Statistics
Number of Holdings	1,482
Weighted Average Market Cap (millions)	$103,945
Price/Earnings Ratio (P/E)	27.9
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate[1]	12%
Sector Weightings % of Investments
Information Technology	14.0%
Financials	13.4%
Consumer Discretionary	13.1%
Energy	12.6%
Consumer Staples	11.8%
Industrials	11.2%
Health Care	10.4%
Utilities	4.8%
Telecommunication Services	4.4%
Materials	3.8%
Other	0.5%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Exxon Mobil Corp.	4.5%
AT&T, Inc.	2.6%
Chevron Corp.	2.3%
Microsoft Corp.	1.9%
The Procter & Gamble Co.	1.5%
Wal-Mart Stores, Inc.	1.4%
General Electric Co.	1.4%
Verizon Communications, Inc.	1.3%
Apple, Inc.	1.3%
Johnson & Johnson	1.2%
Total	19.4%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
8Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Broad Market Index ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental U.S. Broad Market Index ETF (8/15/13)
Market Price Return[2]	-8.20%	5.74%
NAV Return[2]	-8.34%	5.64%
Russell Fundamental U.S. Index	-8.03%	6.00%
ETF Category: Morningstar Large Value[3]	-6.20%	6.08%
Fund Expense Ratio4: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — “Russell Fundamental U.S. Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Broad Market Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs9

Schwab Fundamental U.S. Large Company Index ETF
The Schwab Fundamental U.S. Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Large-cap U.S. stocks outperformed small-cap stocks over the reporting period, though both posted negative returns as market volatility increased across the globe. China’s economic slowdown, weak global economic growth, and falling oil and commodity prices weighed on equity returns, and contributed to investor uncertainty. The Federal Reserve raised the federal funds rate to a target range of 0.25%-0.50% in December, signaling confidence in the U.S. economic recovery, while many central banks outside the U.S. lowered short-term interest rates and increased other accommodative policy measures. This divergence in monetary policies contributed to a strong U.S. dollar, negatively affecting the profits of U.S. companies with overseas sales. Within the index, stocks in the Telecommunication Services and Utilities sectors were two of the better performers, while stocks in the Energy and Materials sectors underperformed by comparison.
Performance. For the 12-month reporting period ended February 29, 2016, the fund closely tracked the index. The fund’s market price return was -8.08% and its NAV return was -7.92% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -7.61% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the largest detractor from the performance of both the index and the fund. Stocks in the Energy sector represented an average weight of approximately 14% of the fund’s investments and returned approximately -22%, representing the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal, and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is ConocoPhillips, an independent exploration and production company engaged in exploration, development and production of crude oil and natural gas. The fund’s holdings of ConocoPhillips returned approximately -46% for the reporting period. The Financials sector was also a large detractor from overall fund performance. Financials stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately -11% for the reporting period.
The Telecommunication Services sector, which includes companies that provide communications services primarily through a fixed-line, cellular or wireless, high bandwidth and/or fiber optic cable network, contributed the most to the fund’s total return, and to the return of the index. Telecommunication Services stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately 9%. One example from this sector is AT&T Inc., a holding company that provides entertainment, mobile, internet, and voice services around the world. The fund’s holdings of AT&T Inc. returned approximately 13% for the 12-month reporting period. The Consumer Staples sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 12% of the fund’s investments and returning approximately 2%.
As of 02/29/16:
Statistics
Number of Holdings	625
Weighted Average Market Cap (millions)	$113,519
Price/Earnings Ratio (P/E)	26.9
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate[1]	11%
Sector Weightings % of Investments
Information Technology	14.0%
Energy	13.4%
Consumer Discretionary	12.7%
Financials	12.5%
Consumer Staples	12.5%
Health Care	10.7%
Industrials	10.3%
Utilities	4.8%
Telecommunication Services	4.7%
Materials	3.6%
Other	0.8%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Exxon Mobil Corp.	4.9%
AT&T, Inc.	2.8%
Chevron Corp.	2.6%
Microsoft Corp.	2.1%
The Procter & Gamble Co.	1.6%
Wal-Mart Stores, Inc.	1.6%
General Electric Co.	1.5%
Verizon Communications, Inc.	1.4%
Apple, Inc.	1.4%
Johnson & Johnson	1.4%
Total	21.3%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
10Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Large Company Index ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental U.S. Large Company Index ETF (8/15/13)
Market Price Return[2]	-8.08%	5.80%
NAV Return[2]	-7.92%	5.82%
Russell Fundamental U.S. Large Company Index	-7.61%	6.18%
ETF Category: Morningstar Large Value[3]	-6.20%	6.08%
Fund Expense Ratio4: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — “Russell Fundamental U.S. Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs11

Schwab Fundamental U.S. Small Company Index ETF
The Schwab Fundamental U.S. Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Small-cap U.S. stocks underperformed large-cap stocks over the reporting period, and both posted negative returns as market volatility increased across the globe. China’s economic slowdown, weak global economic growth, and falling oil and commodity prices weighed on equity returns, and contributed to investor uncertainty. The Federal Reserve raised the federal funds rate to a target range of 0.25%-0.50% in December, signaling confidence in the U.S. economic recovery, while many central banks outside the U.S. lowered short-term interest rates and increased other accommodative policy measures. This divergence in monetary policies contributed to a strong U.S. dollar, negatively affecting the profits of U.S. companies with overseas sales. Within the index, the Utilities sector was the only sector to produce positive returns, while the Energy and Materials sectors underperformed by comparison.
Performance. For the 12-month reporting period ended February 29, 2016, the fund closely tracked the index. The fund’s market price return was -12.65% and its NAV return was -12.60% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -12.35% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. The Energy sector was the largest detractor from the performance of the index and the fund. Energy stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately -54%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is WPX Energy, Inc., an independent natural gas and oil exploration and production company. The fund’s holdings of WPX Energy, Inc. returned approximately -69% for the reporting period. Another detractor from both index and fund performance was the Industrials sector. Industrials stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately -12%.
The Utilities sector was the only positive contributor to the fund’s total return. Utilities stock represented an average weight of approximately 4% of the fund’s investments and returned approximately 12%, reflecting the overall performance of companies involved in gas, electric, and water utilities, as well as independent power production and energy trading. One example from this sector is Piedmont Natural Gas Company, Inc., an energy services company that distributes natural gas. The fund’s holdings of Piedmont Natural Gas Company, Inc. returned approximately 64%. The Telecommunication Services sector generated negative returns, but was the smallest detractor from the return of the both the index and the fund. Telecommunication Services stocks represented an average weight of 1% of the fund’s investments and returned approximately -7% for the 12-month reporting period.
As of 02/29/16:
Statistics
Number of Holdings	874
Weighted Average Market Cap (millions)	$4,013
Price/Earnings Ratio (P/E)	42.6
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[1]	23%
Sector Weightings % of Investments
Financials	22.1%
Industrials	20.0%
Consumer Discretionary	16.0%
Information Technology	13.6%
Health Care	6.4%
Materials	5.5%
Utilities	4.7%
Consumer Staples	4.0%
Energy	3.8%
Telecommunication Services	1.1%
Other	2.8%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
First Solar, Inc.	0.3%
Keurig Green Mountain, Inc.	0.3%
VeriSign, Inc.	0.3%
Endurance Specialty Holdings Ltd.	0.3%
Convergys Corp.	0.3%
Cabot Corp.	0.3%
Michael Kors Holdings Ltd.	0.3%
Equinix, Inc.	0.3%
WGL Holdings, Inc.	0.3%
Copart, Inc.	0.3%
Total	3.0%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
12Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Small Company Index ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental U.S. Small Company Index ETF (8/15/13)
Market Price Return[2]	-12.65%	3.55%
NAV Return[2]	-12.60%	3.55%
Russell Fundamental U.S. Small Company Index	-12.35%	3.88%
ETF Category: Morningstar Small Blend[3]	-13.54%	1.62%
Fund Expense Ratio4: 0.32%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Investments in smaller companies typically exhibit higher volatility.
Index ownership — “Russell Fundamental U.S. Small Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs13

Schwab Fundamental International Large Company Index ETF
The Schwab Fundamental International Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Developed ex-U.S. Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of large companies in developed international markets generated negative overall returns for the 12-month reporting period. Global economic growth remained weak, and concerns about China’s decelerating economy and dropping oil and commodity prices contributed to heightened market volatility. The Federal Reserve raised the federal funds rate in December, signaling confidence in the U.S. economic recovery, while many central banks outside the U.S. increased accommodative policy measures to stimulate growth and combat threats of deflation. This divergence in monetary policies contributed to a strong U.S. dollar, generally reducing returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 29, 2016, fund’s market price return was -17.70% and its NAV return was -17.02% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -16.94%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from the United Kingdom were the biggest detractors from the total return of the fund. United Kingdom stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately -19% in U.S. dollar terms. One example from this market is BP plc, an oil and gas company that provides fuel for transportation, energy for heat and light, lubricants for engines, and petrochemicals products. The fund’s holdings of BP plc returned approximately -24% in U.S. dollar terms. Japanese stocks also performed poorly for the fund overall, representing an average weight of approximately 23% of the fund’s investments and returning approximately -8% in U.S. dollar terms.
Stocks from Israel were the only positive contributors to the total return of the fund. Israeli stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 5% in U.S. dollar terms. One example from this market is Bezeq the Israeli Telecommunication Corp., Ltd., an Israel-based telecommunication provider. The fund’s holdings of Bezeq the Israeli Telecommunication Corp., Ltd. returned approximately 53% in U.S. dollar terms. Stocks from New Zealand were the smallest detractors from the returns of the fund, representing an average weight of less than 1% of the fund’s investments and returning approximately -11% in U.S. dollar terms.
As of 02/29/16:
Statistics
Number of Holdings	834
Weighted Average Market Cap (millions)	$46,919
Price/Earnings Ratio (P/E)	37.7
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate[2]	12%
Sector Weightings % of Investments
Financials	17.8%
Energy	13.2%
Industrials	12.9%
Consumer Discretionary	10.9%
Consumer Staples	10.8%
Materials	8.5%
Telecommunication Services	7.5%
Health Care	6.8%
Utilities	6.4%
Information Technology	4.0%
Other	1.2%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
BP plc	2.2%
Royal Dutch Shell plc, A Shares	2.1%
Total S.A.	2.1%
Royal Dutch Shell plc, B Shares	1.5%
Nestle S.A. – Reg'd	1.2%
HSBC Holdings plc	1.1%
Banco Santander S.A.	1.0%
Vodafone Group plc	1.0%
Eni S.p.A.	1.0%
Telefonica S.A.	0.9%
Total	14.1%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
14Schwab Fundamental Index ETFs

Schwab Fundamental International Large Company Index ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental International Large Company Index ETF (8/15/13)
Market Price Return[2]	-17.70%	-3.53%
NAV Return[2]	-17.02%	-3.35%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)	-16.94%	-3.10%
ETF Category: Morningstar Foreign Large Value[3]	-19.05%	-4.83%
Fund Expense Ratio4: 0.32%

Country Weightings % of Investments
Japan	21.5%
United Kingdom	16.0%
France	10.9%
Germany	8.7%
Canada	6.9%
Netherlands	6.0%
Switzerland	5.9%
Australia	5.5%
Spain	3.9%
Italy	3.3%
Other Countries	11.4%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — “Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs15

Schwab Fundamental International Small Company Index ETF
The Schwab Fundamental International Small Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Developed ex-U.S. Small Company Index (the index). This index measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks of small companies in developed international markets generated negative overall returns for the 12-month reporting period. Global economic growth remained weak, and concerns about China’s decelerating economy and dropping oil and commodity prices contributed to heightened market volatility. The Federal Reserve raised the federal funds rate in December, signaling confidence in the U.S. economic recovery, while many central banks outside the U.S. increased accommodative policy measures to stimulate growth and combat threats of deflation. This divergence in monetary policies contributed to a strong U.S. dollar, generally reducing returns on overseas investments in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 29, 2016, the fund’s market price return was -8.77% and its NAV return was -7.64% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -7.22%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors.   Stocks from the United Kingdom were the biggest detractors from the returns of both the index and the fund. United Kingdom stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately -13% in U.S. dollar terms. One example from this market is Evraz plc, a United Kingdom-based steel, mining, and vanadium company. The funds’ holdings of Evraz plc returned approximately -69% in U.S. dollar terms. Stocks from Canada also detracted from the performance of the index and the fund. Canadian stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately -23% in U.S. dollar terms.
Stocks from Ireland were among the few positive contributors to the returns of both the index and the fund. Irish stocks represented an average weight of less than 1% of the fund’s investments, and returned approximately 22% in U.S. dollar terms. One example from this market is Paddy Power Betfair plc, an Ireland-based public online betting and gaming company. The fund’s holdings of Paddy Power Betfair plc generated a triple-digit return of approximately 109% in U.S. dollar terms. Stocks from Denmark also positively contributed to the fund’s performance, representing an average weight of approximately 2% of the fund’s investments and returning approximately 8% in U.S. dollar terms.
As of 02/29/16:
Statistics
Number of Holdings	1,360
Weighted Average Market Cap (millions)	$2,928
Price/Earnings Ratio (P/E)	30.5
Price/Book Ratio (P/B)	1.2
Portfolio Turnover Rate[2]	22%
Sector Weightings % of Investments
Industrials	23.2%
Consumer Discretionary	18.5%
Financials	15.7%
Materials	11.1%
Information Technology	9.1%
Consumer Staples	8.9%
Health Care	5.2%
Energy	3.1%
Telecommunication Services	1.7%
Utilities	1.5%
Other	2.0%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Treasury Wine Estates Ltd.	0.2%
Nichirei Corp.	0.2%
Nippon Building Fund, Inc.	0.2%
OZ Minerals Ltd.	0.2%
Taisho Pharmaceutical Holdings Co., Ltd.	0.2%
UBISOFT Entertainment	0.2%
Bekaert N.V.	0.2%
IAMGOLD Corp.	0.2%
Italcementi S.p.A.	0.2%
Agnico Eagle Mines Ltd.	0.2%
Total	2.0%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
16Schwab Fundamental Index ETFs

Schwab Fundamental International Small Company Index ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental International Small Company Index ETF (8/15/13)
Market Price Return[2]	-8.77%	0.60%
NAV Return[2]	-7.64%	0.83%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)	-7.22%	1.45%
ETF Category: Morningstar Foreign Small/Mid Blend[3]	-8.12%	1.14%
Fund Expense Ratio4: 0.46%

Country Weightings % of Investments
Japan	39.3%
United Kingdom	11.0%
Canada	7.9%
Australia	6.1%
France	4.3%
Germany	3.5%
Switzerland	3.0%
Italy	2.5%
Other Countries	22.4%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks are subject to greater volatility than many other asset classes.
Index ownership — “Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental International Small Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs17

Schwab Fundamental Emerging Markets Large Company Index ETF
The Schwab Fundamental Emerging Markets Large Company Index ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental Emerging Markets Large Company Index (the index). This index measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund invests in a statistical sample of the securities included in the index that collectively are expected to perform similarly to the index as a whole. Due to the use of statistical sampling, the fund may not hold all of the securities in the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.
Market Highlights. Stocks in emerging markets produced negative overall returns for the 12-month reporting period as the Federal Reserve raised short-term interest rates, China’s economy continued to slow, and global economic growth remained weak. Falling oil and commodity prices also weighed on the returns of emerging markets, especially in Russia and South Africa, and geopolitical tensions in Turkey contributed to declines in stocks from this country. As the U.S. dollar remained strong against many emerging market currencies, returns on overseas investments were generally reduced in U.S. dollar terms.
Performance. For the 12-month reporting period ended February 29, 2016, the fund closely tracked the index. The fund’s market price return was -25.38% and its NAV return was -24.92% (for an explanation of the market price and NAV returns, please refer to footnote 2 on the following page). The index returned -24.37%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the trading and management costs incurred by the fund and not the index.
Contributors and Detractors. Brazilian stocks were the biggest detractors from the total return of the fund. Stocks from Brazil represented an average weight of approximately 12% of the fund’s investments and returned approximately -52% in U.S. dollar terms. One example from this market is preferred stock of Petroleo Brasileiro S.A., a company that explores for and produces oil and natural gas. The fund’s preferred stock holdings of Petroleo Brasileiro S.A. returned approximately -61% in U.S. dollar terms. Stocks from China also detracted from the performance of the fund. Chinese stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately -27% in U.S. dollar terms.
Stocks from Hungary were the only positive contributors to the returns of both the index and the fund. Hungarian stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 18% in U.S. dollar terms. One example from this market is OTP Bank plc, a Hungary-based commercial bank. The fund’s holdings of OTP Bank plc returned approximately 35% in U.S. dollar terms. Stocks from Indonesia were the smallest detractors from the fund’s performance, representing an average weight of approximately 1% of the fund’s investments and returning approximately -11% in U.S. dollar terms.
As of 02/29/16:
Statistics
Number of Holdings	292
Weighted Average Market Cap (millions)	$41,287
Price/Earnings Ratio (P/E)	17.5
Price/Book Ratio (P/B)	0.8
Portfolio Turnover Rate[2]	20%
Sector Weightings % of Investments
Energy	25.7%
Financials	18.0%
Information Technology	15.9%
Materials	10.2%
Telecommunication Services	9.4%
Consumer Discretionary	6.8%
Industrials	4.8%
Consumer Staples	3.9%
Utilities	3.8%
Other	1.5%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Samsung Electronics Co., Ltd.	4.6%
Gazprom PAO	4.5%
LUKOIL PJSC	3.0%
China Mobile Ltd.	2.1%
China Construction Bank Corp., H Shares	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	2.0%
Industrial & Commercial Bank of China Ltd., H Shares	1.6%
Hon Hai Precision Industry Co., Ltd.	1.6%
Surgutneftegas	1.4%
China Petroleum & Chemical Corp., H Shares	1.3%
Total	24.1%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
18Schwab Fundamental Index ETFs

Schwab Fundamental Emerging Markets Large Company Index ETF
Performance and Fund Facts as of 02/29/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
August 15, 2013 – February 29, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	Since Inception*
Fund: Schwab Fundamental Emerging Markets Large Company Index ETF (8/15/13)
Market Price Return[2]	-25.38%	-11.28%
NAV Return[2]	-24.92%	-11.34%
Russell Fundamental Emerging Markets Large Company Index (Net)	-24.37%	-10.81%
ETF Category: Morningstar Diversified Emerging Markets[3]	-22.96%	-9.00%
Fund Expense Ratio4: 0.48%

Country Weightings % of Investments
Republic of Korea	19.1%
China	15.0%
Russia	14.4%
Taiwan	12.4%
Brazil	11.8%
South Africa	6.1%
India	4.0%
Mexico	3.7%
Other Countries	13.5%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — “Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental Emerging Markets Large Company Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
*	Inception (8/15/13) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab Fundamental Index ETFs19

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2015 and held through February 29, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 9/1/15	Ending Account Value (Net of Expenses) at 2/29/16	Expenses Paid During Period[2] 9/1/15–2/29/16
Schwab Fundamental U.S. Broad Market Index ETF
Actual Return	0.32%	$1,000.00	$ 986.70	$1.58
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.31	$1.61
Schwab Fundamental U.S. Large Company Index ETF
Actual Return	0.32%	$1,000.00	$ 992.20	$1.59
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.31	$1.61
Schwab Fundamental U.S. Small Company Index ETF
Actual Return	0.32%	$1,000.00	$ 935.20	$1.54
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.31	$1.61
Schwab Fundamental International Large Company Index ETF
Actual Return	0.32%	$1,000.00	$ 898.60	$1.51
Hypothetical 5% Return	0.32%	$1,000.00	$1,023.31	$1.61
Schwab Fundamental International Small Company Index ETF
Actual Return	0.46%	$1,000.00	$ 950.50	$2.23
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.61	$2.31
Schwab Fundamental Emerging Markets Large Company Index ETF
Actual Return	0.46%	$1,000.00	$ 910.20	$2.18
Hypothetical 5% Return	0.46%	$1,000.00	$1,022.61	$2.31
[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 366 days of the fiscal year.
20Schwab Fundamental Index ETFs

Schwab Fundamental U.S. Broad Market Index ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$30.54	$27.36	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.65 [2]	0.54	0.21
Net realized and unrealized gains (losses)	(3.18)	3.14	2.28
Total from investment operations	(2.53)	3.68	2.49
Less distributions:
Distributions from net investment income	(0.64)	(0.50)	(0.13)
Net asset value at end of period	$27.37	$30.54	$27.36
Total return	(8.34%)	13.54%	9.99% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32% [4]
Net investment income (loss)	2.23%	2.14%	2.11% [4]
Portfolio turnover rate[5]	12%	10%	5% [3]
Net assets, end of period (x 1,000)	$166,985	$212,247	$58,823

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    21

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings  as of February 29, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	179,361,218	166,436,416
0.0%	Rights	1,852	1,574
0.4%	Other Investment Companies	749,239	749,239
100.1%	Total Investments	180,112,309	167,187,229
(0.1%)	Other Assets and Liabilities, Net		(202,698)
100.0%	Net Assets		166,984,531

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
Other Securities		1.2	1,936,409
Banks 4.7%
Bank of America Corp.	86,254	0.6	1,079,900
Citigroup, Inc.	23,681	0.6	920,007
JPMorgan Chase & Co.	33,381	1.1	1,879,350
Wells Fargo & Co.	31,113	0.9	1,459,822
Other Securities		1.5	2,442,808
		4.7	7,781,887
Capital Goods 8.3%
3M Co.	4,638	0.4	727,563
General Electric Co.	79,628	1.4	2,320,360
United Technologies Corp.	8,599	0.5	830,835
Other Securities		6.0	10,027,567
		8.3	13,906,325
Commercial & Professional Services 1.1%
Other Securities		1.1	1,914,786
Consumer Durables & Apparel 1.4%
Other Securities		1.4	2,326,383
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 2.1%
McDonald's Corp.	10,325	0.7	1,209,987
Other Securities		1.4	2,287,956
		2.1	3,497,943
Diversified Financials 3.2%
Berkshire Hathaway, Inc., Class B *	10,236	0.8	1,373,364
The Charles Schwab Corp. (a)	2,712	0.0	67,936
The Goldman Sachs Group, Inc.	4,642	0.4	694,118
Other Securities		2.0	3,219,062
		3.2	5,354,480
Energy 12.7%
Chevron Corp.	46,590	2.3	3,887,470
ConocoPhillips	33,472	0.7	1,132,358
Exxon Mobil Corp.	93,303	4.5	7,478,235
Occidental Petroleum Corp.	10,448	0.4	719,031
Phillips 66	14,203	0.7	1,127,576
Schlumberger Ltd.	10,483	0.5	751,841
Valero Energy Corp.	12,697	0.5	762,836
Other Securities		3.1	5,261,904
		12.7	21,121,251
Food & Staples Retailing 4.0%
Costco Wholesale Corp.	5,112	0.5	766,953
CVS Health Corp.	15,187	0.9	1,475,721
Wal-Mart Stores, Inc.	36,388	1.4	2,413,980
Walgreens Boots Alliance, Inc.	8,117	0.4	640,756
Other Securities		0.8	1,309,991
		4.0	6,607,401
Food, Beverage & Tobacco 5.6%
Altria Group, Inc.	12,836	0.5	790,313
PepsiCo, Inc.	12,265	0.7	1,199,762
Philip Morris International, Inc.	17,548	1.0	1,597,394
The Coca-Cola Co.	29,996	0.8	1,293,728
Other Securities		2.6	4,521,353
		5.6	9,402,550
Health Care Equipment & Services 5.3%
Anthem, Inc.	6,089	0.5	795,771
UnitedHealth Group, Inc.	10,304	0.7	1,227,206
Other Securities		4.1	6,805,707
		5.3	8,828,684
Household & Personal Products 2.3%
The Procter & Gamble Co.	30,613	1.5	2,457,918
Other Securities		0.8	1,313,060
		2.3	3,770,978
Insurance 3.5%
The Travelers Cos., Inc.	7,476	0.5	803,820
Other Securities		3.0	5,115,332
		3.5	5,919,152
Materials 3.8%
Other Securities		3.8	6,321,346

22    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Media 3.3%
Comcast Corp., Class A	16,255	0.6	938,401
The Walt Disney Co.	8,947	0.5	854,618
Time Warner Cable, Inc.	3,750	0.4	715,725
Time Warner, Inc.	12,091	0.5	800,424
Other Securities		1.3	2,250,722
		3.3	5,559,890
Pharmaceuticals, Biotechnology & Life Sciences 5.1%
Amgen, Inc.	5,118	0.4	728,189
Johnson & Johnson	19,768	1.2	2,079,791
Merck & Co., Inc.	22,573	0.7	1,133,390
Pfizer, Inc.	56,661	1.0	1,681,132
Other Securities		1.8	2,878,582
		5.1	8,501,084
Real Estate 2.0%
Other Securities		2.0	3,398,015
Retailing 5.1%
Lowe's Cos., Inc.	11,499	0.5	776,527
Target Corp.	11,290	0.5	885,701
The Home Depot, Inc.	10,395	0.8	1,290,227
Other Securities		3.3	5,592,358
		5.1	8,544,813
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	61,775	1.1	1,827,922
Other Securities		1.4	2,413,711
		2.5	4,241,633
Software & Services 7.2%
International Business Machines Corp.	15,798	1.2	2,070,012
Microsoft Corp.	63,868	1.9	3,249,604
Oracle Corp.	25,384	0.6	933,623
Other Securities		3.5	5,694,102
		7.2	11,947,341
Technology Hardware & Equipment 4.3%
Apple, Inc.	22,178	1.3	2,144,391
Cisco Systems, Inc.	45,139	0.7	1,181,739
HP, Inc.	64,486	0.4	689,355
Other Securities		1.9	3,203,845
		4.3	7,219,330
Telecommunication Services 4.4%
AT&T, Inc.	115,324	2.6	4,261,222
Verizon Communications, Inc.	43,392	1.3	2,201,276
Other Securities		0.5	831,097
		4.4	7,293,595
Transportation 1.8%
Other Securities		1.8	2,956,383
Security	Number of Shares	% of Net Assets	Value ($)
Utilities 4.8%
Other Securities		4.8	8,084,757
Total Common Stock
(Cost $179,361,218)			166,436,416

Rights 0.0% of net assets
Telecommunication Services 0.0%
Other Securities		0.0	1,574
Total Rights
(Cost $1,852)			1,574

Other Investment Companies 0.4% of net assets
Money Market Fund 0.1%
Other Securities		0.1	116,744
Securities Lending Collateral 0.3%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (c)		0.3	632,495
Total Other Investment Companies
(Cost $749,239)			749,239

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $180,071,872 and the unrealized appreciation and depreciation were $11,190,493 and ($24,075,136), respectively, with a net unrealized depreciation of ($12,884,643).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $619,152.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $1,574 or 0.0% of net assets.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/18/16	5	482,375	12,643

See financial notes    23

Schwab Fundamental U.S. Broad Market Index ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$157,607,732	$—	$—	$157,607,732
Health Care Equipment & Services	8,815,192	—	13,492	8,828,684
Rights [1]	—	—	1,574	1,574
Other Investment Companies[1]	749,239	—	—	749,239
Total	$167,172,163	$—	$15,066	$167,187,229
Other Financial Instruments
Futures Contracts[2]	$12,643	$—	$—	$12,643
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of condensed portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 29, 2016
Common Stock	$—	$1,189	$1,521	$1,838	($3,680)	$12,624	$—	$13,492
Rights	1,852	—	(278)	—	—	—	—	1,574
Total	$1,852	$1,189	$1,243	$1,838	($3,680)	$12,624	$—	$15,066
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at February 29, 2016 was $945.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between any other Levels for the period ended February 29, 2016.
24    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments in affiliated issuers, at value (cost $70,998)		$67,936
Investments in unaffiliated issuers, at value (cost $179,408,816) including securities on loan of $619,152		166,486,798
Collateral invested for securities on loan, at value (cost $632,495)	+	632,495
Total investments, at value (cost $180,112,309)		167,187,229
Deposit with broker for futures contracts		42,750
Receivables:
Investments sold		5,384,037
Dividends		532,714
Income from securities on loan		1,803
Interest	+	47
Total assets		173,148,580
Liabilities
Collateral held for securities on loan		632,495
Payables:
Investment adviser fees		11,252
Fund shares redeemed		5,509,468
Variation margin on futures contracts		3,300
Accrued expenses	+	7,534
Total liabilities		6,164,049
Net Assets
Total assets		173,148,580
Total liabilities	–	6,164,049
Net assets		$166,984,531
Net Assets by Source
Capital received from investors		180,132,634
Net investment income not yet distributed		786,526
Net realized capital losses		(1,022,192)
Net unrealized capital depreciation		(12,912,437)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$166,984,531		6,100,001		$27.37

See financial notes    25

Schwab Fundamental U.S. Broad Market Index ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends received from affiliated issuer		$805
Dividends received from unaffiliated issuers (net of foreign withholding tax of $1,103)		5,259,145
Interest		133
Securities on loan	+	24,888
Total investment income		5,284,971
Expenses
Investment adviser fees		661,770
Proxy fees	+	7,591
Total expenses	–	669,361
Net investment income		4,615,610
Realized and Unrealized Gains (Losses)
Net realized gains on affiliated issuer		3,078
Net realized losses on unaffiliated investments		(933,713)
Net realized gains on in-kind redemptions on affiliated issuer		5,547
Net realized gains on in-kind redemptions on unaffiliated investments		6,423,866
Net realized losses on futures contracts	+	(68,062)
Net realized gains		5,430,716
Net change in unrealized appreciation (depreciation) on affiliated issuer		(17,449)
Net change in unrealized appreciation (depreciation) on unaffiliated investments		(28,537,963)
Net change in unrealized appreciation (depreciation) on futures contracts	+	12,267
Net change in unrealized appreciation (depreciation)	+	(28,543,145)
Net realized and unrealized losses		(23,112,429)
Decrease in net assets resulting from operations		($18,496,819)
26    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$4,615,610	$2,720,571
Net realized gains (losses)		5,430,716	(55,475)
Net change in unrealized appreciation (depreciation)	+	(28,543,145)	12,915,457
Increase (decrease) in net assets resulting from operations		(18,496,819)	15,580,553
Distributions to Shareholders
Distributions from net investment income		($4,591,356)	($2,041,330)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		950,000	$28,644,349	4,800,000	$139,884,389
Shares redeemed	+	(1,800,000)	(50,818,638)	—	—
Net transactions in fund shares		(850,000)	($22,174,289)	4,800,000	$139,884,389
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,950,001	$212,246,995	2,150,001	$58,823,383
Total increase or decrease	+	(850,000)	(45,262,464)	4,800,000	153,423,612
End of period		6,100,001	$166,984,531	6,950,001	$212,246,995
Net investment income not yet distributed			$786,526		$819,107
See financial notes    27

Schwab Fundamental U.S. Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$30.55	$27.27	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.69 [2]	0.52	0.21
Net realized and unrealized gains (losses)	(3.10)	3.25	2.18
Total from investment operations	(2.41)	3.77	2.39
Less distributions:
Distributions from net investment income	(0.57)	(0.49)	(0.12)
Net asset value at end of period	$27.57	$30.55	$27.27
Total return	(7.92%)	13.92%	9.59% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32% [4]
Net investment income (loss)	2.39%	2.24%	2.20% [4]
Portfolio turnover rate[5]	11%	10%	6% [3]
Net assets, end of period (x 1,000)	$893,389	$336,043	$72,259

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
28    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings  as of February 29, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	962,923,359	890,193,208
0.8%	Other Investment Companies	7,107,780	7,107,780
100.4%	Total Investments	970,031,139	897,300,988
(0.4%)	Other Assets and Liabilities, Net		(3,912,271)
100.0%	Net Assets		893,388,717

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.2%
Other Securities		1.2	10,385,086
Banks 4.7%
Bank of America Corp.	508,618	0.7	6,367,897
Citigroup, Inc.	139,370	0.6	5,414,524
JPMorgan Chase & Co.	194,719	1.2	10,962,680
Wells Fargo & Co.	181,891	1.0	8,534,326
Other Securities		1.2	10,325,020
		4.7	41,604,447
Capital Goods 7.9%
3M Co.	27,127	0.5	4,255,412
General Electric Co.	464,233	1.5	13,527,750
United Technologies Corp.	49,423	0.5	4,775,250
Other Securities		5.4	48,372,884
		7.9	70,931,296
Commercial & Professional Services 0.8%
Other Securities		0.8	7,097,582
Consumer Durables & Apparel 1.2%
Other Securities		1.2	10,612,714
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 1.8%
McDonald's Corp.	60,927	0.8	7,140,035
Other Securities		1.0	9,360,625
		1.8	16,500,660
Diversified Financials 3.2%
Berkshire Hathaway, Inc., Class B *	60,543	0.9	8,123,054
The Charles Schwab Corp. (a)	17,086	0.0	428,004
The Goldman Sachs Group, Inc.	26,811	0.4	4,009,049
Other Securities		1.9	15,909,231
		3.2	28,469,338
Energy 13.5%
Chevron Corp.	273,169	2.6	22,793,221
ConocoPhillips	196,404	0.7	6,644,347
Exxon Mobil Corp.	546,771	4.9	43,823,696
Occidental Petroleum Corp.	61,708	0.5	4,246,745
Phillips 66	83,078	0.7	6,595,562
Schlumberger Ltd.	61,279	0.5	4,394,930
Valero Energy Corp.	73,292	0.5	4,403,383
Other Securities		3.1	27,314,284
		13.5	120,216,168
Food & Staples Retailing 4.2%
Costco Wholesale Corp.	30,189	0.5	4,529,256
CVS Health Corp.	88,599	1.0	8,609,165
Wal-Mart Stores, Inc.	214,334	1.6	14,218,918
Walgreens Boots Alliance, Inc.	47,658	0.4	3,762,122
Other Securities		0.7	6,764,811
		4.2	37,884,272
Food, Beverage & Tobacco 5.9%
Altria Group, Inc.	74,698	0.5	4,599,156
PepsiCo, Inc.	72,122	0.8	7,054,974
Philip Morris International, Inc.	102,622	1.0	9,341,681
The Coca-Cola Co.	175,725	0.8	7,579,019
Other Securities		2.8	24,039,505
		5.9	52,614,335
Health Care Equipment & Services 5.3%
Anthem, Inc.	36,220	0.5	4,733,592
UnitedHealth Group, Inc.	60,790	0.8	7,240,089
Other Securities		4.0	35,705,597
		5.3	47,679,278
Household & Personal Products 2.4%
The Procter & Gamble Co.	180,367	1.6	14,481,666
Other Securities		0.8	7,405,870
		2.4	21,887,536
Insurance 3.5%
The Travelers Cos., Inc.	43,568	0.5	4,684,431
Other Securities		3.0	26,425,981
		3.5	31,110,412
Materials 3.6%
Other Securities		3.6	32,249,133

See financial notes    29

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Media 3.5%
Comcast Corp., Class A	96,210	0.6	5,554,203
The Walt Disney Co.	53,362	0.6	5,097,138
Time Warner Cable, Inc.	22,159	0.5	4,229,267
Time Warner, Inc.	70,491	0.5	4,666,504
Other Securities		1.3	11,437,280
		3.5	30,984,392
Pharmaceuticals, Biotechnology & Life Sciences 5.4%
Amgen, Inc.	30,369	0.5	4,320,901
Johnson & Johnson	116,040	1.4	12,208,568
Merck & Co., Inc.	131,609	0.7	6,608,088
Pfizer, Inc.	329,661	1.1	9,781,042
Other Securities		1.7	14,958,040
		5.4	47,876,639
Real Estate 1.3%
Other Securities		1.3	11,212,498
Retailing 5.1%
Lowe's Cos., Inc.	67,245	0.5	4,541,055
Target Corp.	65,079	0.6	5,105,448
The Home Depot, Inc.	61,190	0.9	7,594,903
Other Securities		3.1	28,382,908
		5.1	45,624,314
Semiconductors & Semiconductor Equipment 2.5%
Intel Corp.	361,284	1.2	10,690,393
Other Securities		1.3	11,904,909
		2.5	22,595,302
Software & Services 7.3%
International Business Machines Corp.	92,850	1.4	12,166,135
Microsoft Corp.	374,027	2.1	19,030,494
Oracle Corp.	148,969	0.6	5,479,080
Other Securities		3.2	28,506,576
		7.3	65,182,285
Technology Hardware & Equipment 4.2%
Apple, Inc.	129,933	1.4	12,563,222
Cisco Systems, Inc.	262,754	0.8	6,878,900
HP, Inc.	374,917	0.4	4,007,863
Other Securities		1.6	14,338,115
		4.2	37,788,100
Telecommunication Services 4.7%
AT&T, Inc.	675,420	2.8	24,956,769
Verizon Communications, Inc.	254,901	1.4	12,931,128
Other Securities		0.5	3,825,133
		4.7	41,713,030
Security	Number of Shares	% of Net Assets	Value ($)
Transportation 1.6%
Other Securities		1.6	14,725,668
Utilities 4.8%
Other Securities		4.8	43,248,723
Total Common Stock
(Cost $962,923,359)			890,193,208

Other Investment Companies 0.8% of net assets
Money Market Fund 0.0%
Other Securities		0.0	184,092
Securities Lending Collateral 0.8%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (c)		0.8	6,923,688
Total Other Investment Companies
(Cost $7,107,780)			7,107,780

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $970,067,362 and the unrealized appreciation and depreciation were $26,737,609 and ($99,503,983), respectively, with a net unrealized depreciation of ($72,766,374).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $6,830,484.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/18/16	29	2,797,775	95,194

30    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$890,193,208	$—	$—	$890,193,208
Other Investment Companies[1]	7,107,780	—	—	7,107,780
Total	$897,300,988	$—	$—	$897,300,988
Other Financial Instruments
Futures Contracts[2]	$95,194	$—	$—	$95,194
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of condensed portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
See financial notes    31

Schwab Fundamental U.S. Large Company Index ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments in affiliated issuers, at value (cost $511,104)		$428,004
Investments in unaffiliated issuers, at value (cost $962,596,347) including securities on loan of $6,830,484		889,949,296
Collateral invested for securities on loan, at value (cost $6,923,688)	+	6,923,688
Total investments, at value (cost $970,031,139)		897,300,988
Deposit with broker for futures contracts		166,250
Receivables:
Fund shares sold		4,136,062
Dividends		2,860,039
Income from securities on loan		21,744
Interest	+	157
Total assets		904,485,240
Liabilities
Collateral held for securities on loan		6,923,688
Payables:
Investments bought		4,071,470
Investment adviser fees		55,263
Variation margin on futures contracts		19,140
Accrued expenses	+	26,962
Total liabilities		11,096,523
Net Assets
Total assets		904,485,240
Total liabilities	–	11,096,523
Net assets		$893,388,717
Net Assets by Source
Capital received from investors		967,145,997
Net investment income not yet distributed		3,968,416
Net realized capital losses		(5,090,739)
Net unrealized capital depreciation		(72,634,957)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$893,388,717		32,400,001		$27.57

32    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends received from affiliated issuer		$3,324
Dividends received from unaffiliated issuers (net of foreign withholding tax of $4,230)		19,208,630
Interest		500
Securities on loan	+	108,943
Total investment income		19,321,397
Expenses
Investment adviser fees		2,276,066
Proxy fees	+	27,150
Total expenses	–	2,303,216
Net investment income		17,018,181
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(202)
Net realized losses on unaffiliated investments		(4,701,875)
Net realized gains on in-kind redemptions on affiliated issuer		20,457
Net realized gains on in-kind redemptions on unaffiliated investments		17,903,462
Net realized losses on futures contracts	+	(402,827)
Net realized gains		12,819,015
Net change in unrealized appreciation (depreciation) on affiliated issuer		(106,959)
Net change in unrealized appreciation (depreciation) on unaffiliated investments		(93,552,116)
Net change in unrealized appreciation (depreciation) on futures contracts	+	95,342
Net change in unrealized appreciation (depreciation)	+	(93,563,733)
Net realized and unrealized losses		(80,744,718)
Decrease in net assets resulting from operations		($63,726,537)
See financial notes    33

Schwab Fundamental U.S. Large Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$17,018,181	$3,875,641
Net realized gains		12,819,015	1,653,873
Net change in unrealized appreciation (depreciation)	+	(93,563,733)	17,970,076
Increase (decrease) in net assets resulting from operations		(63,726,537)	23,499,590
Distributions to Shareholders
Distributions from net investment income		($14,147,221)	($2,790,460)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		28,450,000	$834,612,024	8,700,000	$253,334,704
Shares redeemed	+	(7,050,000)	(199,392,969)	(350,000)	(10,258,984)
Net transactions in fund shares		21,400,000	$635,219,055	8,350,000	$243,075,720
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,000,001	$336,043,420	2,650,001	$72,258,570
Total increase	+	21,400,000	557,345,297	8,350,000	263,784,850
End of period		32,400,001	$893,388,717	11,000,001	$336,043,420
Net investment income not yet distributed			$3,968,416		$1,265,040
34    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$30.68	$28.44	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.41 [2]	0.34	0.12
Net realized and unrealized gains (losses)	(4.25)	2.22	3.41
Total from investment operations	(3.84)	2.56	3.53
Less distributions:
Distributions from net investment income	(0.37)	(0.32)	(0.09)
Net asset value at end of period	$26.47	$30.68	$28.44
Total return	(12.60%)	9.06%	14.14% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32% [4]
Net investment income (loss)	1.43%	1.32%	1.16% [4]
Portfolio turnover rate[5]	23%	22%	9% [3]
Net assets, end of period (x 1,000)	$608,865	$187,141	$55,465

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    35

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings  as of February 29, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	668,905,365	606,627,634
0.0%	Rights	14,969	12,723
2.9%	Other Investment Companies	17,709,861	17,709,861
102.5%	Total Investments	686,630,195	624,350,218
(2.5%)	Other Assets and Liabilities, Net		(15,485,195)
100.0%	Net Assets		608,865,023

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.2%
Other Securities		1.2	7,283,588
Banks 4.8%
Other Securities		4.8	29,366,454
Capital Goods 12.3%
BWX Technologies, Inc.	50,355	0.3	1,606,325
Huntington Ingalls Industries, Inc.	11,735	0.3	1,537,989
Lennox International, Inc.	12,557	0.3	1,622,490
Masco Corp.	58,124	0.3	1,639,097
MSC Industrial Direct Co., Inc., Class A	20,908	0.2	1,454,779
Terex Corp.	66,495	0.2	1,488,158
The Toro Co.	18,550	0.2	1,478,435
Valmont Industries, Inc.	12,748	0.2	1,441,161
Other Securities		10.3	62,880,191
		12.3	75,148,625
Commercial & Professional Services 5.0%
ABM Industries, Inc.	50,758	0.3	1,593,801
Copart, Inc. *	44,655	0.3	1,685,726
Waste Connections, Inc.	24,390	0.2	1,504,131
Other Securities		4.2	25,818,583
		5.0	30,602,241
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Durables & Apparel 3.5%
Carter's, Inc.	14,861	0.2	1,510,323
D.R. Horton, Inc.	56,849	0.2	1,519,005
Michael Kors Holdings Ltd. *	30,284	0.3	1,715,589
Other Securities		2.8	16,564,417
		3.5	21,309,334
Consumer Services 4.7%
Panera Bread Co., Class A *	8,106	0.3	1,679,563
Service Corp. International	61,830	0.2	1,454,242
Weight Watchers International, Inc. *(c)	138,931	0.3	1,635,218
Other Securities		3.9	23,634,740
		4.7	28,403,763
Diversified Financials 3.4%
Other Securities		3.4	20,851,249
Energy 3.9%
Other Securities		3.9	23,628,711
Food & Staples Retailing 0.9%
Other Securities		0.9	5,350,305
Food, Beverage & Tobacco 2.9%
Keurig Green Mountain, Inc.	20,807	0.3	1,912,996
Universal Corp.	30,534	0.3	1,663,492
Other Securities		2.3	13,870,806
		2.9	17,447,294
Health Care Equipment & Services 4.5%
Edwards Lifesciences Corp. *	18,961	0.3	1,649,607
IDEXX Laboratories, Inc. *	20,933	0.3	1,531,458
STERIS plc	22,894	0.2	1,472,542
Other Securities		3.7	22,803,748
		4.5	27,457,355
Household & Personal Products 0.4%
Other Securities		0.4	2,235,016
Insurance 4.0%
Aspen Insurance Holdings Ltd.	33,342	0.2	1,490,054
CNO Financial Group, Inc.	89,113	0.3	1,553,240
Endurance Specialty Holdings Ltd.	28,994	0.3	1,805,456
StanCorp Financial Group, Inc.	14,544	0.3	1,671,106
The Hanover Insurance Group, Inc.	18,090	0.2	1,500,565
Other Securities		2.7	16,328,166
		4.0	24,348,587
Materials 5.6%
Cabot Corp.	39,245	0.3	1,747,580
Crown Holdings, Inc. *	32,782	0.3	1,535,837
Sealed Air Corp.	36,855	0.3	1,685,379
Other Securities		4.7	29,128,102
		5.6	34,096,898

36    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Media 1.9%
Other Securities		1.9	11,500,829
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Other Securities		2.1	12,616,052
Real Estate 10.4%
Duke Realty Corp.	72,086	0.2	1,490,738
Equinix, Inc.	5,598	0.3	1,700,057
Federal Realty Investment Trust	9,919	0.2	1,468,607
Rayonier, Inc.	68,751	0.2	1,500,834
Other Securities		9.5	57,348,060
		10.4	63,508,296
Retailing 5.1%
Other Securities		5.1	31,260,909
Semiconductors & Semiconductor Equipment 2.8%
First Solar, Inc. *	27,413	0.3	1,970,172
Other Securities		2.5	15,232,171
		2.8	17,202,343
Software & Services 5.6%
Convergys Corp.	68,438	0.3	1,764,332
VeriSign, Inc. *	22,193	0.3	1,875,087
Other Securities		5.0	30,683,470
		5.6	34,322,889
Technology Hardware & Equipment 5.5%
Sanmina Corp. *	74,883	0.3	1,542,590
Other Securities		5.2	31,638,710
		5.5	33,181,300
Telecommunication Services 1.2%
Level 3 Communications, Inc. *	30,384	0.2	1,475,143
Other Securities		1.0	5,754,524
		1.2	7,229,667
Transportation 3.1%
American Airlines Group, Inc.	35,353	0.2	1,449,473
SkyWest, Inc.	89,576	0.3	1,616,847
Southwest Airlines Co.	35,265	0.2	1,479,367
Other Securities		2.4	14,437,747
		3.1	18,983,434
Utilities 4.8%
Hawaiian Electric Industries, Inc.	51,822	0.2	1,521,494
Piedmont Natural Gas Co., Inc.	27,211	0.3	1,616,605
PNM Resources, Inc.	49,833	0.3	1,590,669
Portland General Electric Co.	42,934	0.3	1,633,639
Questar Corp.	66,461	0.3	1,646,239
Southwest Gas Corp.	24,061	0.2	1,467,721
WGL Holdings, Inc.	24,863	0.3	1,695,408
Other Securities		2.9	18,120,720
		4.8	29,292,495
Total Common Stock
(Cost $668,905,365)			606,627,634
Security	Number of Shares	% of Net Assets	Value ($)
Rights 0.0% of net assets
Telecommunication Services 0.0%
Other Securities		0.0	12,723
Total Rights
(Cost $14,969)			12,723

Other Investment Companies 2.9% of net assets
Money Market Fund 0.1%
Other Securities		0.1	352,261
Securities Lending Collateral 2.8%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (b)		2.8	17,357,600
Total Other Investment Companies
(Cost $17,709,861)			17,709,861

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $686,715,815 and the unrealized appreciation and depreciation were $23,760,839 and ($86,126,436), respectively, with a net unrealized depreciation of ($62,365,597).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $12,723 or 0.0% of net assets.
(b)	The rate shown is the 7-day yield.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $16,747,740.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 03/18/16	22	2,269,740	19,505

See financial notes    37

Schwab Fundamental U.S. Small Company Index ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$606,627,634	$—	$—	$606,627,634
Rights [1]	—	—	12,723	12,723
Other Investment Companies[1]	17,709,861	—	—	17,709,861
Total	$624,337,495	$—	$12,723	$624,350,218
Other Financial Instruments
Futures Contracts[2]	$19,505	$—	$—	$19,505
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of condensed portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 29, 2016
Rights	$14,969	$—	($2,246)	$—	$—	$—	$—	$12,723
Total	$14,969	$—	($2,246)	$—	$—	$—	$—	$12,723
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at February 29, 2016 was ($2,246).
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
38    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $669,272,595) including securities on loan of $16,747,740		$606,992,618
Collateral invested for securities on loan, at value (cost $17,357,600)	+	17,357,600
Total investments, at value (cost $686,630,195)		624,350,218
Deposit with broker for futures contracts		86,400
Receivables:
Investments sold		1,028,468
Fund shares sold		5,294,497
Dividends		661,523
Income from securities on loan		74,364
Interest	+	114
Total assets		631,495,584
Liabilities
Collateral held for securities on loan		17,357,600
Payables:
Investments bought		5,213,450
Investment adviser fees		37,254
Variation margin on futures contracts		6,392
Accrued expenses	+	15,865
Total liabilities		22,630,561
Net Assets
Total assets		631,495,584
Total liabilities	–	22,630,561
Net assets		$608,865,023
Net Assets by Source
Capital received from investors		679,416,890
Net investment income not yet distributed		823,995
Net realized capital losses		(9,115,390)
Net unrealized capital depreciation		(62,260,472)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$608,865,023		23,000,001		$26.47

See financial notes    39

Schwab Fundamental U.S. Small Company Index ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,248)		$6,972,969
Interest		291
Securities on loan	+	511,763
Total investment income		7,485,023
Expenses
Investment adviser fees		1,362,889
Proxy fees	+	15,976
Total expenses	–	1,378,865
Net investment income		6,106,158
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(8,862,309)
Net realized gains on in-kind redemptions		10,338,364
Net realized losses on futures contracts		(104,459)
Net realized losses on foreign currency transactions	+	(22)
Net realized gains		1,371,574
Net change in unrealized appreciation (depreciation) on investments		(75,147,364)
Net change in unrealized appreciation (depreciation) on futures contracts		19,572
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	4
Net change in unrealized appreciation (depreciation)	+	(75,127,788)
Net realized and unrealized losses		(73,756,214)
Decrease in net assets resulting from operations		($67,650,056)
40    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$6,106,158	$1,309,944
Net realized gains		1,371,574	1,015,667
Net change in unrealized appreciation (depreciation)	+	(75,127,788)	9,506,145
Increase (decrease) in net assets resulting from operations		(67,650,056)	11,831,756
Distributions to Shareholders
Distributions from net investment income		($5,384,415)	($1,067,580)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,750,000	$576,824,584	4,550,000	$132,596,467
Shares redeemed	+	(2,850,000)	(82,066,528)	(400,000)	(11,684,208)
Net transactions in fund shares		16,900,000	$494,758,056	4,150,000	$120,912,259
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		6,100,001	$187,141,438	1,950,001	$55,465,003
Total increase	+	16,900,000	421,723,585	4,150,000	131,676,435
End of period		23,000,001	$608,865,023	6,100,001	$187,141,438
Net investment income not yet distributed			$823,995		$247,303
See financial notes    41

Schwab Fundamental International Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$27.17	$28.26	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.70 [2]	0.30	0.36
Net realized and unrealized gains (losses)	(5.30)	(0.92) [3]	3.04
Total from investment operations	(4.60)	(0.62)	3.40
Less distributions:
Distributions from net investment income	(0.49)	(0.47)	(0.14)
Net asset value at end of period	$22.08	$27.17	$28.26
Total return	(17.02%)	(2.11%)	13.60% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.32%	0.32%	0.32% [5]
Net investment income (loss)	2.80%	2.50%	4.00% [5]
Portfolio turnover rate[6]	12%	11%	8% [4]
Net assets, end of period (x 1,000)	$885,348	$290,670	$62,164

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
42    See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings  as of February 29, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.9%	Common Stock	1,014,634,349	875,670,925
0.4%	Preferred Stock	5,331,493	3,686,825
0.0%	Rights	4,013	4,149
1.2%	Other Investment Companies	10,748,422	10,748,422
100.5%	Total Investments	1,030,718,277	890,110,321
(0.5%)	Other Assets and Liabilities, Net		(4,762,229)
100.0%	Net Assets		885,348,092

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.9% of net assets
Australia 5.5%
BHP Billiton Ltd.	405,530	0.5	4,509,847
Commonwealth Bank of Australia	86,651	0.5	4,340,998
Wesfarmers Ltd.	143,766	0.5	4,013,951
Westpac Banking Corp.	199,950	0.5	4,105,911
Other Securities		3.5	31,965,670
		5.5	48,936,377
Austria 0.3%
Other Securities		0.3	3,089,201
Belgium 1.0%
Other Securities		1.0	8,933,552
Canada 7.0%
Royal Bank of Canada	74,393	0.4	3,793,241
Suncor Energy, Inc.	151,628	0.4	3,702,831
The Toronto-Dominion Bank	84,865	0.4	3,284,713
Other Securities		5.8	50,800,925
		7.0	61,581,710
Denmark 0.8%
Other Securities		0.8	7,174,750
Security	Number of Shares	% of Net Assets	Value ($)
Finland 1.0%
Other Securities		1.0	9,232,619
France 11.0%
BNP Paribas S.A.	102,695	0.5	4,798,081
Engie S.A.	354,179	0.6	5,497,343
Orange S.A.	414,546	0.8	7,213,557
Sanofi	81,562	0.7	6,486,186
Total S.A.	410,821	2.1	18,468,876
Vinci S.A.	49,864	0.4	3,457,751
Vivendi S.A.	165,866	0.4	3,447,642
Other Securities		5.5	47,983,233
		11.0	97,352,669
Germany 8.4%
Allianz SE - Reg'd	32,661	0.6	4,870,703
BASF SE	95,049	0.7	6,215,120
Bayer AG - Reg'd	38,908	0.5	4,076,626
Daimler AG - Reg'd	79,572	0.6	5,455,561
Deutsche Telekom AG - Reg'd	373,547	0.7	6,278,926
E.ON SE	653,128	0.7	5,950,469
Siemens AG - Reg'd	65,062	0.7	6,041,435
Other Securities		3.9	35,113,326
		8.4	74,002,166
Hong Kong 1.0%
Other Securities		1.0	9,109,950
Ireland 0.6%
Other Securities		0.6	5,021,859
Israel 0.5%
Other Securities		0.5	4,285,607
Italy 3.3%
Enel S.p.A.	1,332,948	0.6	5,364,559
Eni S.p.A.	613,369	1.0	8,630,608
Other Securities		1.7	15,268,937
		3.3	29,264,104
Japan 21.6%
Canon, Inc.	117,955	0.4	3,305,353
Honda Motor Co., Ltd.	170,643	0.5	4,364,530
KDDI Corp.	142,121	0.4	3,623,692
Nippon Telegraph & Telephone Corp.	128,819	0.6	5,484,865
NTT DOCOMO, Inc.	145,046	0.4	3,394,365
Toyota Motor Corp.	151,318	0.9	7,905,402
Other Securities		18.4	163,181,946
		21.6	191,260,153
Luxembourg 0.4%
Other Securities		0.4	3,257,614
Netherlands 6.0%
Royal Dutch Shell plc, A Shares	806,470	2.1	18,528,733
Royal Dutch Shell plc, B Shares	595,539	1.5	13,652,565
Other Securities		2.4	20,812,135
		6.0	52,993,433

See financial notes    43

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
New Zealand 0.2%
Other Securities		0.2	1,382,229
Norway 0.9%
Statoil A.S.A.	289,268	0.5	4,217,392
Other Securities		0.4	4,171,710
		0.9	8,389,102
Portugal 0.3%
Other Securities		0.3	2,494,222
Singapore 0.9%
Other Securities		0.9	7,722,816
Spain 3.9%
Banco Bilbao Vizcaya Argentaria S.A.	541,385	0.4	3,444,157
Banco Santander S.A.	2,170,298	1.0	8,850,091
Iberdrola S.A.	562,093	0.4	3,642,467
Telefonica S.A.	790,946	0.9	7,944,317
Other Securities		1.2	10,614,811
		3.9	34,495,843
Sweden 2.3%
Other Securities		2.3	20,365,510
Switzerland 5.9%
Glencore plc *	2,159,887	0.5	4,010,850
Nestle S.A. - Reg'd	147,267	1.2	10,364,876
Novartis AG - Reg'd	95,183	0.8	6,847,251
Roche Holding AG	26,138	0.8	6,744,444
Other Securities		2.6	24,512,828
		5.9	52,480,249
United Kingdom 16.1%
AstraZeneca plc	102,900	0.7	5,889,497
BP plc	3,980,599	2.2	19,496,207
British American Tobacco plc	104,042	0.6	5,691,698
GlaxoSmithKline plc	357,324	0.8	6,969,045
HSBC Holdings plc	1,478,262	1.1	9,469,277
National Grid plc	252,356	0.4	3,388,469
Rio Tinto plc	132,176	0.4	3,507,177
Tesco plc *	1,870,078	0.5	4,701,478
Vodafone Group plc	2,878,093	1.0	8,811,970
Other Securities		8.4	74,920,372
		16.1	142,845,190
Total Common Stock
(Cost $1,014,634,349)			875,670,925

Preferred Stock 0.4% of net assets
Germany 0.4%
Other Securities		0.4	3,460,021
Security	Number of Shares	% of Net Assets	Value ($)
Italy 0.0%
Other Securities		0.0	226,804
Total Preferred Stock
(Cost $5,331,493)			3,686,825

Rights 0.0% of net assets
Spain 0.0%
Other Securities		0.0	4,149
Total Rights
(Cost $4,013)			4,149

Other Investment Companies 1.2% of net assets
United States 1.2%
Money Market Fund 0.2%
Other Securities		0.2	1,588,497
Securities Lending Collateral 1.0%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (a)		1.0	9,159,925
Total Other Investment Companies
(Cost $10,748,422)			10,748,422

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $1,031,382,030 and the unrealized appreciation and depreciation were $17,982,008 and ($159,253,717), respectively, with a net unrealized depreciation of ($141,271,709).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $8,923,462.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/18/16	38	2,935,500	(10,359)

44    See financial notes

Schwab Fundamental International Large Company Index ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$875,670,925	$—	$—	$875,670,925
Preferred Stock[1]	3,686,825	—	—	3,686,825
Rights [1]	4,149	—	—	4,149
Other Investment Companies[1]	10,748,422	—	—	10,748,422
Total	$890,110,321	$—	$—	$890,110,321
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($10,359)	$—	$—	($10,359)
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of condensed portfolio holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 29, 2016
Common Stock
Netherlands	$29,564	($808)	($4,053)	$—	($24,703)	$—	$—	$—
Total	$29,564	($808)	($4,053)	$—	($24,703)	$—	$—	$—
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
See financial notes    45

Schwab Fundamental International Large Company Index ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $1,021,558,352) including securities on loan of $8,923,462		$880,950,396
Collateral invested for securities on loan, at value (cost $9,159,925)	+	9,159,925
Total investments, at value (cost $1,030,718,277)		890,110,321
Deposit with broker for futures contracts		134,900
Foreign currency, at value (cost $1,601,620)		1,599,977
Receivables:
Investments sold		543
Dividends		2,428,251
Foreign tax reclaims		283,495
Income from securities on loan		48,949
Interest	+	359
Total assets		894,606,795
Liabilities
Collateral held for securities on loan		9,159,925
Payables:
Investment adviser fees		53,892
Variation margin on futures contracts		20,140
Accrued expenses	+	24,746
Total liabilities		9,258,703
Net Assets
Total assets		894,606,795
Total liabilities	–	9,258,703
Net assets		$885,348,092
Net Assets by Source
Capital received from investors		1,033,203,135
Net investment income not yet distributed		2,624,284
Net realized capital losses		(9,851,541)
Net unrealized capital depreciation		(140,627,786)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$885,348,092		40,100,001		$22.08

46    See financial notes

Schwab Fundamental International Large Company Index ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,787,331)		$20,237,074
Securities on loan	+	250,539
Total investment income		20,487,613
Expenses
Investment adviser fees		2,095,812
Proxy fees	+	24,924
Total expenses	–	2,120,736
Net investment income		18,366,877
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(8,012,240)
Net realized losses on futures contracts		(224,986)
Net realized losses on foreign currency transactions	+	(201,246)
Net realized losses		(8,438,472)
Net change in unrealized appreciation (depreciation) on investments		(145,644,172)
Net change in unrealized appreciation (depreciation) on futures contracts		(13,130)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(4,061)
Net change in unrealized appreciation (depreciation)	+	(145,661,363)
Net realized and unrealized losses		(154,099,835)
Decrease in net assets resulting from operations		($135,732,958)
See financial notes    47

Schwab Fundamental International Large Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$18,366,877	$3,605,434
Net realized losses		(8,438,472)	(1,488,508)
Net change in unrealized appreciation (depreciation)	+	(145,661,363)	2,252,137
Increase (decrease) in net assets resulting from operations		(135,732,958)	4,369,063
Distributions to Shareholders
Distributions from net investment income		($16,183,231)	($3,534,000)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,400,000	$746,594,038	8,500,000	$227,670,907
Shares redeemed	+	—	—	—	—
Net transactions in fund shares		29,400,000	$746,594,038	8,500,000	$227,670,907
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,700,001	$290,670,243	2,200,001	$62,164,273
Total increase	+	29,400,000	594,677,849	8,500,000	228,505,970
End of period		40,100,001	$885,348,092	10,700,001	$290,670,243
Net investment income not yet distributed			$2,624,284		$542,427
48    See financial notes

Schwab Fundamental International Small Company Index ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$27.22	$27.75	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.43 [2]	0.41	0.15
Net realized and unrealized gains (losses)	(2.49)	(0.53) [3]	2.78
Total from investment operations	(2.06)	(0.12)	2.93
Less distributions:
Distributions from net investment income	(0.35)	(0.41)	(0.18)
Net asset value at end of period	$24.81	$27.22	$27.75
Total return	(7.64%)	(0.32%)	11.73% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.46%	0.46%	0.46% [5]
Net investment income (loss)	1.65%	1.73%	1.09% [5]
Portfolio turnover rate[6]	22%	21%	18% [4]
Net assets, end of period (x 1,000)	$379,667	$68,046	$24,977

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of sales and repurchases of fund shares in relation to fluctuating market values.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    49

Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings  as of February 29, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	411,870,359	377,211,291
0.4%	Preferred Stock	1,690,358	1,559,561
0.0%	Rights	—	12
2.0%	Other Investment Companies	7,699,876	7,697,001
101.8%	Total Investments	421,260,593	386,467,865
(1.8%)	Other Assets and Liabilities, Net		(6,800,748)
100.0%	Net Assets		379,667,117

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets
Australia 6.2%
Crown Resorts Ltd.	81,727	0.2	678,300
Dexus Property Group	126,406	0.2	679,850
Goodman Group	134,108	0.2	621,655
OZ Minerals Ltd.	229,905	0.2	827,617
The GPT Group	186,701	0.2	656,088
Treasury Wine Estates Ltd.	133,324	0.2	918,937
Other Securities		5.0	19,049,248
		6.2	23,431,695
Austria 0.8%
Other Securities		0.8	3,175,741
Belgium 1.0%
Bekaert N.V.	22,891	0.2	819,291
Other Securities		0.8	3,147,561
		1.0	3,966,852
Canada 8.0%
Agnico Eagle Mines Ltd.	22,436	0.2	788,556
IAMGOLD Corp. *	336,007	0.2	813,600
Progressive Waste Solutions Ltd.	21,615	0.2	645,131
Other Securities		7.4	28,207,438
		8.0	30,454,725
Security	Number of Shares	% of Net Assets	Value ($)
Denmark 1.6%
Pandora A/S	5,394	0.2	682,805
Other Securities		1.4	5,501,244
		1.6	6,184,049
Finland 1.7%
Tieto Oyj	23,793	0.2	623,816
Other Securities		1.5	5,820,288
		1.7	6,444,104
France 4.4%
SEB S.A.	6,780	0.2	629,494
UBISOFT Entertainment *	28,769	0.2	824,299
Other Securities		4.0	15,075,814
		4.4	16,529,607
Germany 3.3%
Other Securities		3.3	12,539,336
Hong Kong 2.4%
PCCW Ltd.	1,162,800	0.2	738,699
Other Securities		2.2	8,196,585
		2.4	8,935,284
Ireland 0.8%
Paddy Power Betfair plc	4,982	0.2	757,035
Other Securities		0.6	2,434,837
		0.8	3,191,872
Israel 1.0%
Other Securities		1.0	3,884,939
Italy 2.6%
Italcementi S.p.A.	71,626	0.2	803,156
Other Securities		2.4	8,975,943
		2.6	9,779,099
Japan 40.0%
Autobacs Seven Co., Ltd.	37,160	0.2	630,444
Calsonic Kansei Corp.	83,645	0.2	614,323
Cocokara fine, Inc.	15,125	0.2	626,440
COMSYS Holdings Corp.	47,958	0.2	715,918
Credit Saison Co., Ltd.	37,036	0.2	627,356
Hitachi High-Technologies Corp.	25,424	0.2	675,721
IT Holdings Corp.	31,228	0.2	717,933
Japan Real Estate Investment Corp.	110	0.2	663,654
Kikkoman Corp.	23,307	0.2	767,092
Koito Manufacturing Co., Ltd.	17,678	0.2	779,163
Kurita Water Industries Ltd.	29,511	0.2	643,163
Matsumotokiyoshi Holdings Co., Ltd.	14,750	0.2	657,298
Megmilk Snow Brand Co., Ltd.	32,005	0.2	760,181
Morinaga Milk Industry Co., Ltd.	153,844	0.2	723,731
Nichirei Corp.	110,575	0.2	839,537
Nippon Building Fund, Inc.	140	0.2	829,767
Nishi-Nippon Railroad Co., Ltd.	89,159	0.2	651,660
Rengo Co., Ltd.	139,122	0.2	679,125
Sohgo Security Services Co., Ltd.	12,516	0.2	648,670
Sysmex Corp.	10,130	0.2	628,217

50    See financial notes

Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Taisho Pharmaceutical Holdings Co., Ltd.	10,444	0.2	824,417
Other Securities		35.8	136,974,292
		40.0	151,678,102
Luxembourg 0.6%
Other Securities		0.6	2,267,699
Netherlands 2.1%
SBM Offshore N.V. *	51,875	0.2	658,341
Other Securities		1.9	7,108,193
		2.1	7,766,534
New Zealand 1.0%
Other Securities		1.0	3,948,426
Norway 1.1%
Other Securities		1.1	4,305,846
Portugal 0.4%
Other Securities		0.4	1,396,806
Singapore 1.7%
Other Securities		1.7	6,357,868
Spain 2.0%
Other Securities		2.0	7,687,813
Sweden 2.4%
Meda AB, A Shares	38,142	0.2	676,785
Other Securities		2.2	8,384,962
		2.4	9,061,747
Switzerland 3.1%
Galenica AG - Reg'd	419	0.2	632,707
Georg Fischer AG - Reg'd	958	0.2	655,499
Other Securities		2.7	10,368,983
		3.1	11,657,189
United Kingdom 11.2%
Berendsen plc	40,712	0.2	658,708
Cable & Wireless Communications plc	627,181	0.2	662,522
Greene King plc	57,656	0.2	727,966
Hiscox Ltd.	45,886	0.2	622,202
Ladbrokes plc	364,474	0.2	697,389
National Express Group plc	134,657	0.2	617,395
Randgold Resources Ltd.	7,698	0.2	695,706
Other Securities		9.8	37,884,070
		11.2	42,565,958
Total Common Stock
(Cost $411,870,359)			377,211,291

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.4% of net assets
Germany 0.3%
Other Securities		0.3	1,150,092
Spain 0.0%
Other Securities		0.0	182,875
Sweden 0.1%
Other Securities		0.1	226,594
Total Preferred Stock
(Cost $1,690,358)			1,559,561

Rights 0.0% of net assets
Italy 0.0%
Other Securities		0.0	12
Total Rights
(Cost $—)			12

Other Investment Companies 2.0% of net assets
United States 2.0%
Equity Fund 0.1%
Other Securities		0.1	294,592
Money Market Fund 0.1%
Other Securities		0.1	193,798
Securities Lending Collateral 1.8%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (a)		1.8	7,208,611
Total Other Investment Companies
(Cost $7,699,876)			7,697,001

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $422,931,830 and the unrealized appreciation and depreciation were $19,474,262 and ($55,938,227), respectively, with a net unrealized depreciation of ($36,463,965).

See financial notes    51

Schwab Fundamental International Small Company Index ETF
Condensed Portfolio Holdings continued
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $6,653,222.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $713,008 or 0.2% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $12 or 0.0% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
ETF —	Exchange-traded fund
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$377,211,291	$—	$—	$377,211,291
Preferred Stock[1]	1,559,561	—	—	1,559,561
Rights [1]
Italy [1]	—	—	12	12
Other Investment Companies[1]	7,697,001	—	—	7,697,001
Total	$386,467,853	$—	$12	$386,467,865
[1]	As categorized in the complete schedule of portfolio holdings.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of February 28, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of February 29, 2016
Rights
Finland	$1,854	$1,722	($1,854)	$—	($1,722)	$—	$—	$—
Italy	—	—	12	—	—	—	—	12
Total	$1,854	$1,722	($1,842)	$—	($1,722)	$—	$—	$12
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at February 29, 2016 was $12.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
52    See financial notes

Schwab Fundamental International Small Company Index ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $414,051,982) including securities on loan of $6,653,222		$379,259,254
Collateral invested for securities on loan, at value (cost $7,208,611)	+	7,208,611
Total investments, at value (cost $421,260,593)		386,467,865
Receivables:
Investments sold		457,115
Dividends		507,800
Foreign tax reclaims		40,423
Income from securities on loan		22,377
Interest	+	29
Total assets		387,495,609
Liabilities
Collateral held for securities on loan		7,208,611
Payables:
Investments bought		283,072
Investment adviser fees		33,879
Due to custodian		292,560
Accrued expenses	+	10,370
Total liabilities		7,828,492
Net Assets
Total assets		387,495,609
Total liabilities	–	7,828,492
Net assets		$379,667,117
Net Assets by Source
Capital received from investors		418,744,726
Distributions in excess of net investment income		(333,473)
Net realized capital losses		(3,953,963)
Net unrealized capital depreciation		(34,790,173)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$379,667,117		15,300,001		$24.81

See financial notes    53

Schwab Fundamental International Small Company Index ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends (net of foreign withholding tax of $508,914)		$5,856,087
Securities on loan	+	99,328
Total investment income		5,955,415
Expenses
Investment adviser fees		1,298,070
Proxy fees	+	10,451
Total expenses	–	1,308,521
Net investment income		4,646,894
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(3,515,382)
Net realized gains on in-kind redemptions		913,079
Net realized losses on futures contracts		(23,523)
Net realized losses on foreign currency transactions	+	(47,494)
Net realized losses		(2,673,320)
Net change in unrealized appreciation (depreciation) on investments		(36,751,377)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	2,874
Net change in unrealized appreciation (depreciation)	+	(36,748,503)
Net realized and unrealized losses		(39,421,823)
Decrease in net assets resulting from operations		($34,774,929)
54    See financial notes

Schwab Fundamental International Small Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$4,646,894	$657,000
Net realized gains (losses)		(2,673,320)	41,533
Net change in unrealized appreciation (depreciation)	+	(36,748,503)	594,456
Increase (decrease) in net assets resulting from operations		(34,774,929)	1,292,989
Distributions to Shareholders
Distributions from net investment income		($4,911,780)	($704,650)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		13,100,000	$359,784,798	1,700,000	$45,347,254
Shares redeemed	+	(300,000)	(8,476,621)	(100,000)	(2,866,746)
Net transactions in fund shares		12,800,000	$351,308,177	1,600,000	$42,480,508
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,500,001	$68,045,649	900,001	$24,976,802
Total increase	+	12,800,000	311,621,468	1,600,000	43,068,847
End of period		15,300,001	$379,667,117	2,500,001	$68,045,649
Distributions in excess of net investment income			($333,473)		($67,425)
See financial notes    55

Schwab Fundamental Emerging Markets Large Company Index ETF
Financial Statements
Financial Highlights
	3/1/15– 2/29/16	3/1/14– 2/28/15	8/14/13 [1]– 2/28/14
Per-Share Data
Net asset value at beginning of period	$24.16	$24.98	$25.00
Income (loss) from investment operations:
Net investment income (loss)	0.57 [2]	0.37	0.12
Net realized and unrealized gains (losses)	(6.58)	(0.87)	(0.00) [3]
Total from investment operations	(6.01)	(0.50)	0.12
Less distributions:
Distributions from net investment income	(0.37)	(0.32)	(0.14)
Net asset value at end of period	$17.78	$24.16	$24.98
Total return	(24.92%)	(1.98%)	0.45% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.46%	0.46%	0.46% [5]
Net investment income (loss)	2.80%	2.20%	1.01% [5]
Portfolio turnover rate[6]	20%	13%	6% [4]
Net assets, end of period (x 1,000)	$359,092	$96,642	$22,482

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Per-share amount was less than $0.005.
4
Not annualized.
5
Annualized.
6
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
56    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings  as of February 29, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-800-435-4000. This complete schedule, filed on the fund's Form N-CSR, is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
90.6%	Common Stock	389,919,058	325,219,686
8.8%	Preferred Stock	48,438,877	31,738,566
1.5%	Other Investment Company	5,472,262	5,472,262
100.9%	Total Investments	443,830,197	362,430,514
(0.9%)	Other Assets and Liabilities, Net		(3,338,759)
100.0%	Net Assets		359,091,755

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 90.6% of net assets
Brazil 6.1%
Ambev S.A.	523,476	0.6	2,320,538
Banco do Brasil S.A.	572,795	0.5	1,948,997
Petroleo Brasileiro S.A. *	2,262,959	1.2	4,179,818
Vale S.A.	1,125,478	0.9	3,340,260
Other Securities		2.9	10,201,720
		6.1	21,991,333
Chile 0.9%
Other Securities		0.9	3,261,385
China 15.1%
Bank of China Ltd., H Shares	10,715,161	1.1	4,009,840
China Construction Bank Corp., H Shares	12,350,557	2.0	7,226,588
China Mobile Ltd.	726,138	2.1	7,675,848
China Petroleum & Chemical Corp., H Shares	8,674,244	1.3	4,830,086
CNOOC Ltd.	3,573,186	1.0	3,657,666
Industrial & Commercial Bank of China Ltd., H Shares	11,809,147	1.6	5,831,565
PetroChina Co., Ltd., H Shares	4,449,524	0.8	2,855,285
Other Securities		5.2	18,125,091
		15.1	54,211,969
Colombia 0.3%
Other Securities		0.3	1,139,298
Security	Number of Shares	% of Net Assets	Value ($)
Czech Republic 0.2%
Other Securities		0.2	869,094
Greece 0.5%
Other Securities		0.5	1,707,289
Hungary 0.6%
Other Securities		0.6	2,089,821
India 4.0%
Infosys Ltd. ADR	124,248	0.6	2,089,851
Reliance Industries Ltd. GDR (a)	146,549	1.2	4,147,337
Other Securities		2.2	8,257,424
		4.0	14,494,612
Indonesia 1.5%
PT Telekomunikasi Indonesia (Persero) Tbk	6,539,756	0.4	1,589,456
Other Securities		1.1	3,708,910
		1.5	5,298,366
Malaysia 2.2%
Other Securities		2.2	7,987,238
Mexico 3.7%
America Movil S.A.B. de C.V., Series L	5,449,001	1.0	3,717,624
Other Securities		2.7	9,696,253
		3.7	13,413,877
Peru 0.2%
Other Securities		0.2	583,621
Philippines 0.2%
Other Securities		0.2	575,632
Poland 2.2%
Polski Koncern Naftowy Orlen S.A.	143,602	0.6	2,295,449
Other Securities		1.6	5,711,551
		2.2	8,007,000
Republic of Korea 18.2%
Hyundai Heavy Industries Co., Ltd. *	21,348	0.5	1,777,993
Hyundai Mobis Co., Ltd.	12,133	0.7	2,442,886
Hyundai Motor Co.	33,590	1.1	4,006,246
Kia Motors Corp.	66,973	0.7	2,496,527
Korea Electric Power Corp.	44,183	0.6	2,097,147
LG Chem Ltd.	8,394	0.6	2,036,225
LG Electronics, Inc.	48,162	0.7	2,527,463
POSCO	29,541	1.3	4,741,561
Samsung Electronics Co., Ltd.	17,213	4.6	16,395,984
Shinhan Financial Group Co., Ltd.	68,104	0.6	2,089,874
SK Holdings Co., Ltd.	9,558	0.5	1,916,701
SK Innovation Co., Ltd.	33,500	1.1	3,927,792
Other Securities		5.2	18,761,212
		18.2	65,217,611

See financial notes    57

Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Russia 12.8%
Gazprom PAO	8,639,952	4.5	16,279,821
LUKOIL PJSC *	305,331	3.0	10,928,633
Surgutneftegas *	9,772,033	1.4	5,117,604
Tatneft PAO *	524,741	0.6	2,260,683
Other Securities		3.3	11,222,946
		12.8	45,809,687
South Africa 6.2%
AngloGold Ashanti Ltd. *	136,158	0.5	1,761,914
Gold Fields Ltd.	380,795	0.4	1,581,328
MTN Group Ltd.	367,761	0.9	3,117,309
Sasol Ltd.	165,165	1.2	4,469,371
The Bidvest Group Ltd.	68,495	0.4	1,550,379
Other Securities		2.8	9,724,470
		6.2	22,204,771
Taiwan 12.6%
Chunghwa Telecom Co., Ltd.	618,764	0.5	1,945,740
Formosa Chemicals & Fibre Corp.	768,882	0.5	1,730,632
Formosa Plastics Corp.	678,704	0.4	1,613,433
Hon Hai Precision Industry Co., Ltd.	2,442,374	1.6	5,732,582
Taiwan Semiconductor Manufacturing Co., Ltd.	1,573,352	2.0	7,054,329
Other Securities		7.6	26,978,521
		12.6	45,055,237
Thailand 1.5%
PTT PCL NVDR	271,100	0.6	1,978,277
Other Securities		0.9	3,501,689
		1.5	5,479,966
Turkey 1.6%
Other Securities		1.6	5,821,879
Total Common Stock
(Cost $389,919,058)			325,219,686

Preferred Stock 8.8% of net assets
Brazil 5.8%
Banco Bradesco S.A.	569,586	0.9	3,054,549
Itau Unibanco Holding S.A.	723,281	1.3	4,616,726
Petroleo Brasileiro S.A. *	3,531,859	1.3	4,562,047
Vale S.A.	1,548,064	0.9	3,330,090
Other Securities		1.4	5,382,349
		5.8	20,945,761
Colombia 0.1%
Other Securities		0.1	464,995
Republic of Korea 1.1%
Samsung Electronics Co., Ltd.	2,886	0.6	2,300,959
Other Securities		0.5	1,632,200
		1.1	3,933,159
Security	Number of Shares	% of Net Assets	Value ($)
Russia 1.8%
AK Transneft OAO *	1,983	1.3	4,724,754
Other Securities		0.5	1,669,897
		1.8	6,394,651
Total Preferred Stock
(Cost $48,438,877)			31,738,566

Other Investment Company 1.5% of net assets
United States 1.5%
Money Market Fund 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	5,472,262	1.5	5,472,262
Total Other Investment Company
(Cost $5,472,262)			5,472,262

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $450,382,146 and the unrealized appreciation and depreciation were $4,859,209 and ($92,810,841), respectively, with a net unrealized depreciation of ($87,951,632).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,147,337 or 1.2% of net assets.
(b)	The rate shown is the 7-day yield.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg'd —	Registered
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/18/16	14	519,470	3,270

58    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of February 29, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$325,219,686	$—	$—	$325,219,686
Preferred Stock[1]	31,738,566	—	—	31,738,566
Other Investment Company[1]	5,472,262	—	—	5,472,262
Total	$362,430,514	$—	$—	$362,430,514
Other Financial Instruments
Futures Contracts[2]	$3,270	$—	$—	$3,270
[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of condensed portfolio holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2016.
See financial notes    59

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of
Assets and Liabilities
As of February 29, 2016
Assets
Investments, at value (cost $443,830,197)		$362,430,514
Deposit with broker for futures contracts		25,200
Foreign currency, at value (cost $5,325,615)		5,328,673
Receivables:
Investments sold		1,471,167
Fund shares sold		3,602,861
Dividends		1,090,177
Variation margin on futures contracts		4,550
Income from securities on loan		214
Interest		101
Foreign tax reclaims	+	98
Total assets		373,953,555
Liabilities
Payables:
Investments bought		14,821,155
Investment adviser fees		30,784
Accrued expenses	+	9,861
Total liabilities		14,861,800
Net Assets
Total assets		373,953,555
Total liabilities	–	14,861,800
Net assets		$359,091,755
Net Assets by Source
Capital received from investors		450,873,918
Net investment income not yet distributed		671,682
Net realized capital losses		(11,002,190)
Net unrealized capital depreciation		(81,451,655)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$359,091,755		20,200,001		$17.78

60    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of
Operations
For the period March 1, 2015 through February 29, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,191,635)		$8,552,082
Interest		225
Securities on loan	+	1,266
Total investment income		8,553,573
Expenses
Investment adviser fees		1,206,886
Proxy fees	+	9,934
Total expenses	–	1,216,820
Net investment income		7,336,753
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(10,487,857)
Net realized gains on in-kind redemptions		304,843
Net realized losses on futures contracts		(111,584)
Net realized losses on foreign currency transactions	+	(191,902)
Net realized losses		(10,486,500)
Net change in unrealized appreciation (depreciation) on investments		(78,787,515)
Net change in unrealized appreciation (depreciation) on futures contracts		1,294
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(54,189)
Net change in unrealized appreciation (depreciation)	+	(78,840,410)
Net realized and unrealized losses		(89,326,910)
Decrease in net assets resulting from operations		($81,990,157)
See financial notes    61

Schwab Fundamental Emerging Markets Large Company Index ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	3/1/15-2/29/16		3/1/14-2/28/15
Net investment income		$7,336,753	$999,175
Net realized losses		(10,486,500)	(439,509)
Net change in unrealized appreciation (depreciation)	+	(78,840,410)	(2,090,161)
Decrease in net assets resulting from operations		(81,990,157)	(1,530,495)
Distributions to Shareholders
Distributions from net investment income		($6,556,080)	($826,020)

Transactions in Fund Shares
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,500,000	$357,682,826	3,100,000	$76,516,387
Shares redeemed	+	(300,000)	(6,686,539)	—	—
Net transactions in fund shares		16,200,000	$350,996,287	3,100,000	$76,516,387
Shares Outstanding and Net Assets
		3/1/15-2/29/16		3/1/14-2/28/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,000,001	$96,641,705	900,001	$22,481,833
Total increase	+	16,200,000	262,450,050	3,100,000	74,159,872
End of period		20,200,001	$359,091,755	4,000,001	$96,641,705
Net investment income not yet distributed			$671,682		$77,079
62    See financial notes

Schwab Fundamental Index ETFs
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Mid-Cap ETF™
Schwab Fundamental U.S. Broad Market Index ETF	Schwab U.S. Small-Cap ETF™
Schwab Fundamental U.S. Large Company Index ETF	Schwab U.S. Dividend Equity ETF™
Schwab Fundamental U.S. Small Company Index ETF	Schwab U.S. REIT ETF™
Schwab Fundamental International Large Company Index ETF	Schwab International Equity ETF™
Schwab Fundamental International Small Company Index ETF	Schwab International Small-Cap Equity ETF™
Schwab Fundamental Emerging Markets Large Company Index ETF	Schwab Emerging Markets Equity ETF™
Schwab U.S. Broad Market ETF™	Schwab U.S. TIPS ETF™
Schwab U.S. Large-Cap ETF™	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF™	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Value ETF™	Schwab U.S. Aggregate Bond ETF™

The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of February 29, 2016 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust's Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees, associated with securities lending activities under the trust's Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues through October 2, 2015. For the subsequent period through November 30, 2015, the total costs and expenses to be paid to the unaffiliated lending agents range from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue. After December 1, 2015, the total costs and expenses to be paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of February 29, 2016, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of February 29, 2016, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investments of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, and Schwab Fundamental U.S. Small Company Index ETF generally make distributions from net investment income, if any, quarterly. Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF generally make distributions from net investment income, if any, annually. All funds generally make distributions from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

Schwab Fundamental Index ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of February 29, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in the index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments—mid- or small-cap stocks, for instance—a fund’s large-cap holdings could reduce performance.
Mid-Cap Risk. Certain funds invest in mid-cap stocks. Mid-cap stocks tend to go in and out of favor based on market and economic conditions. Stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when mid-cap stocks fall behind other types of investments—bonds or large-cap stocks, for instance—a fund’s mid-cap holdings could reduce performance.
Small-Cap Risk. Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large- or mid-cap stocks, for instance—a fund’s small-cap holdings could reduce performance.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs), and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid

Schwab Fundamental Index ETFs
Financial Notes (continued)
3. Risk Factors (continued):
than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund's investments in a single country or a limited number of countries represent a larger percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and the fund may be subject to increased price volatility.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As an index fund, each fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount.
A fund’s use of derivative instruments involves risks different from, or possibly greater than the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the initial amount invested. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Schwab Fundamental Index ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
0.32%	0.32%	0.32%	0.32%	0.46%	0.46%
The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the funds during the report period:
Fund	Balance of Shares Held at 2/28/15	Gross Purchases	Gross Sales	Balance of Shares Held at 2/29/16	Market Value at 2/29/16	Realized Gains (Losses) 3/1/15 to 2/29/16	Dividends Received 3/1/15 to 2/29/16
Schwab Fundamental U.S. Broad Market Index ETF	3,997	508	(1,793)	2,712	$67,936	$8,625	$805
Schwab Fundamental U.S. Large Company Index ETF	7,089	14,532	(4,535)	17,086	428,004	20,255	3,324
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended February 29, 2016, each fund's total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab Fundamental U.S. Broad Market Index ETF	$2,404,102	($867,534)
Schwab Fundamental U.S. Large Company Index ETF	19,522,871	(364,161)
Schwab Fundamental U.S. Small Company Index ETF	2,903,092	(141,600)
Schwab Fundamental International Large Company Index ETF	—	—
Schwab Fundamental International Small Company Index ETF	—	—
Schwab Fundamental Emerging Markets Large Company Index ETF	13,712	(23,663)

Schwab Fundamental Index ETFs
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
6. Board of Trustees:
At a Special Meeting of Shareholders on December 11, 2015, twelve individuals were elected to serve as trustees of all trusts constituting the Schwab Funds, Laudus Funds and Schwab ETFs effective January 1, 2016. The twelve individuals elected to the Board of Trustees consist of the former Schwab Funds and Laudus Funds trustees, the former Schwab ETFs trustees and three new nominees. The trustees believe that combining the composition of the Board of Trustees and adding the new nominees will further align oversight of the Schwab Funds, Laudus Funds and Schwab ETFs, among other benefits.
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
7. Borrowing from Banks:
Prior to October 8, 2015, the funds had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), with State Street as agent, which matures on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund pays a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at February 29, 2016 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’

Schwab Fundamental Index ETFs
Financial Notes (continued)
8. Derivatives (continued):
accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended February 29, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab Fundamental U.S. Broad Market Index ETF	$479,293	5
Schwab Fundamental U.S. Large Company Index ETF	1,351,127	13
Schwab Fundamental U.S. Small Company Index ETF	812,998	7
Schwab Fundamental International Large Company Index ETF	1,553,422	18
Schwab Fundamental International Small Company Index ETF	38,208	1
Schwab Fundamental Emerging Markets Large Company Index ETF	505,693	12
9. Purchases and Sales/Maturities of Investment Securities:
For the period ended February 29, 2016, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$25,394,302	$23,648,291
Schwab Fundamental U.S. Large Company Index ETF	95,575,358	79,889,406
Schwab Fundamental U.S. Small Company Index ETF	112,370,178	96,457,395
Schwab Fundamental International Large Company Index ETF	82,222,857	75,213,735
Schwab Fundamental International Small Company Index ETF	66,096,538	60,612,940
Schwab Fundamental Emerging Markets Large Company Index ETF	279,957,463	52,091,064
10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended February 29, 2016 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab Fundamental U.S. Broad Market Index ETF	$28,081,175	$49,677,402
Schwab Fundamental U.S. Large Company Index ETF	789,534,016	163,294,432
Schwab Fundamental U.S. Small Company Index ETF	565,143,491	80,506,220
Schwab Fundamental International Large Company Index ETF	736,742,142	—
Schwab Fundamental International Small Company Index ETF	353,774,470	8,209,633
Schwab Fundamental Emerging Markets Large Company Index ETF	123,943,427	2,406,006

Schwab Fundamental Index ETFs
Financial Notes (continued)
10. In-Kind Transactions (continued):
For the period ended February 29, 2016, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 29, 2016 are disclosed in the funds' Statements of Operations.
11. Federal Income Taxes
As of February 29, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Undistributed ordinary income	$787,044	$3,968,416	$840,279	$2,917,281	$1,187,772	$954,724
Undistributed long-term capital gains	—	—	—	—	—	—
Unrealized appreciation	11,190,493	26,737,609	23,760,839	17,982,008	19,474,262	4,859,209
Unrealized depreciation	(24,075,136)	(99,503,983)	(86,126,436)	(159,253,717)	(55,938,227)	(92,810,841)
Other unrealized appreciation (depreciation)	—	—	—	(9,472)	2,299	(55,242)
Net unrealized appreciation (depreciation)	(12,884,643)	(72,766,374)	(62,365,597)	(141,281,181)	(36,461,666)	(88,006,874)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and PFICs.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2016, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
No expiration*	$1,050,504	$4,959,322	$9,026,549	$9,491,143	$3,803,715	$4,730,013
Total	$1,050,504	$4,959,322	$9,026,549	$9,491,143	$3,803,715	$4,730,013
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 29, 2016, the funds had no capital losses deferred and no capital loss carryforwards utilized.

Schwab Fundamental Index ETFs
Financial Notes (continued)
11. Federal Income Taxes (continued):
The tax-basis components of distributions paid during the current period were as follows:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Current period distributions
Ordinary income	$4,591,356	$14,147,221	$5,384,415	$16,183,231	$4,911,780	$6,556,080
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Prior period distributions
Ordinary income	2,041,330	2,790,460	1,067,580	3,534,000	704,650	826,020
Long-term capital gains	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of February 29, 2016, the funds made the following reclassifications:
	Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
Capital shares	$6,426,215	$17,914,069	$10,447,215	$—	$910,893	$304,843
Undistributed net investment income	(56,835)	(167,584)	(145,051)	(101,789)	(1,162)	(186,070)
Net realized gains and losses	(6,369,380)	(17,746,485)	(10,302,164)	101,789	(909,731)	(118,773)
For the period ended February 29, 2016, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab Fundamental U.S. Broad Market Index ETF	Schwab Fundamental U.S. Large Company Index ETF	Schwab Fundamental U.S. Small Company Index ETF	Schwab Fundamental International Large Company Index ETF	Schwab Fundamental International Small Company Index ETF	Schwab Fundamental Emerging Markets Large Company Index ETF
$6,429,413	$17,923,919	$10,338,364	$—	$913,079	$304,843
As of February 29, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 29, 2016, the funds did not incur any interest or penalties.

Schwab Fundamental Index ETFs
Financial Notes (continued)
12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company Index ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
April 15, 2016

Other Federal Tax Information (unaudited)
The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended February 29, 2016, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab Fundamental U.S. Broad Market Index ETF	$—	$—
Schwab Fundamental U.S. Large Company Index ETF	—	—
Schwab Fundamental U.S. Small Company Index ETF	—	—
Schwab Fundamental International Large Company Index ETF	1,543,345	22,015,031
Schwab Fundamental International Small Company Index ETF	481,887	6,355,897
Schwab Fundamental Emerging Markets Large Company Index ETF	1,190,560	9,707,100
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended February 29, 2016 qualify for the corporate dividends received deduction:
Schwab Fundamental U.S. Broad Market Index ETF	100.00%
Schwab Fundamental U.S. Large Company Index ETF	100.00%
Schwab Fundamental U.S. Small Company Index ETF	80.97%
Schwab Fundamental International Large Company Index ETF	0.03%
Schwab Fundamental International Small Company Index ETF	—%
Schwab Fundamental Emerging Markets Large Company Index ETF	—%
For the period ended February 29, 2016, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amount for use in preparing their 2016 income tax return.
Schwab Fundamental U.S. Broad Market Index ETF	$4,591,356
Schwab Fundamental U.S. Large Company Index ETF	14,147,221
Schwab Fundamental U.S. Small Company Index ETF	4,636,833
Schwab Fundamental International Large Company Index ETF	17,635,936
Schwab Fundamental International Small Company Index ETF	4,293,541
Schwab Fundamental Emerging Markets Large Company Index ETF	5,685,495

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of February 29, 2016
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab Fundamental U.S. Broad Market Index ETF
Commencement of trading
8/15/13 through 2/29/16	442	—	—	—	105	—	—	—
Schwab Fundamental U.S. Large Company Index ETF
Commencement of trading
8/15/13 through 2/29/16	439	—	—	—	77	—	—	—
Schwab Fundamental U.S. Small Company Index ETF
Commencement of trading
8/15/13 through 2/29/16	440	—	—	—	77	—	—	—
Schwab Fundamental International Large Company Index ETF
Commencement of trading
8/15/13 through 2/29/16	166	297	97	2	48	14	6	—
Schwab Fundamental International Small Company Index ETF
Commencement of trading
8/15/13 through 2/29/16	145	268	149	4	43	17	9	1
Schwab Fundamental Emerging Markets Large Company Index ETF
Commencement of trading
8/15/13 through 2/29/16	198	198	86	7	78	37	14	1

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds a meeting each year that is dedicated, in part, to considering whether to renew the investment advisory agreement between Schwab Strategic Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF (the “Funds”). In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at a meeting held on September 2, 2015, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at this meeting and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s excellent reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to select peers and relevant indices/benchmarks, in light of total return, yield (if applicable), and market trends. As part of this review, the Trustees considered the criteria for selecting the peers. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case, in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Shareholder Vote Results (Unaudited)
A Special Meeting of Shareholders of Schwab Strategic Trust (the “Trust”) was held on December 11, 2015, for the purpose of seeking shareholder approval to elect the following individuals as trustees of the Trust: Walter W. Bettinger II, Marie A. Chandoha, Joseph R. Martinetto, Robert W. Burns, John F. Cogan, Stephen T. Kochis, David L. Mahoney, Kiran M. Patel, Kimberly S. Patmore, Charles A. Ruffel, Gerald B. Smith, and Joseph H. Wender. The number of votes necessary to conduct the Special Meeting and approve the proposal was obtained. The results of the shareholder vote are listed below:
Proposal – To elect each of the following individuals as trustees of the Trust:	For	Withheld
Walter W. Bettinger II	692,669,185.464	115,543,246.417
Marie A. Chandoha	792,077,989.887	16,134,441.994
Joseph R. Martinetto	791,795,082.163	16,417,349.718
Robert W. Burns	792,580,288.687	15,632,143.194
John F. Cogan	760,202,566.290	48,009,865.591
Stephen T. Kochis	791,955,734.563	16,256,697.318
David L. Mahoney	790,582,269.572	17,630,162.309
Kiran M. Patel	791,333,584.438	16,878,847.443
Kimberly S. Patmore	792,462,618.902	15,749,812.979
Charles A. Ruffel	792,425,735.968	15,786,695.913
Gerald B. Smith	791,728,903.579	16,483,528.302
Joseph H. Wender	790,699,630.035	17,512,801.846

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 96 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	96	Director, PS Business Parks, Inc. (2005 – 2012).
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	96	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	96	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	96	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	96	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	96	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	96	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	96	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust and Laudus Institutional Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	96	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	96	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	96	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	96	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust and Laudus Institutional Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust and Laudus Institutional Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
Russell 3000® Index  An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.
Russell Developed ex-U.S. Index  An index that measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States. The Russell Developed ex-US index is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time.
Russell Fundamental Developed ex-U.S. Large Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The
index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell Fundamental Developed ex-U.S. Small Company Index  An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.
Russell Fundamental Emerging Markets Large Company Index  An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.
Russell Fundamental U.S. Index  An index that selects, ranks, and weights securities by fundamental measures of company size as opposed to market capitalization. The fundamental overall company scores are created using as the universe the members of the Russell 3000 Index. Securities are grouped in order of decreasing company score for each index and each company receives a weight as a percentage of the sum of the weights of the individual securities within each index.
Russell Fundamental U.S. Large Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Fundamental U.S. Small Company Index  An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

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•  APPLICATION AND REGISTRATION
INFORMATION.
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Schwab ETF™ direct investors:    1-800-435-4000
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Schwab ETFs™ are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list to the right shows all currently available Schwab ETFs.
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Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
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Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
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Schwab Fundamental U.S. Small Company Index ETF
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Schwab Fundamental Emerging Markets Large Company Index ETF
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

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Printed on recycled paper.
MFR79815-02
00162648

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of twenty-one operational series. Ten series have a fiscal year-end of August 31, four series have a fiscal year-end of December 31, and seven series have a fiscal year-end of February 28 (whose annual financial statements are reported in Item 1). Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the fifteen operational series, based on their respective 2015/2016 and 2014/2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015	Fiscal Year 2015/2016	Fiscal Year 2014/2015
$454,657	$416,666	$0	$0	$100,482	$105,473	None	None

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e) (1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2015/2016:	$100,482	2014/2015: $105,473

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Kiran M. Patel, Robert W. Burns, John F. Cogan and Kimberly S. Patmore.

Item 6: Schedule of Investments.

Except as noted below, the schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF, and Schwab Fundamental Emerging Markets Large Company Index ETF are filed under this Item.

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	179,361,218	166,436,416
0.0%	Rights	1,852	1,574
0.4%	Other Investment Companies	749,239	749,239
100.1%	Total Investments	180,112,309	167,187,229
(0.1%)	Other Assets and Liabilities, Net		(202,698)
100.0%	Net Assets		166,984,531

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	550	8,041
BorgWarner, Inc.	1,811	59,183
Cooper Tire & Rubber Co.	750	29,475
Cooper-Standard Holding, Inc. *	182	13,332
Dana Holding Corp.	2,157	26,833
Delphi Automotive plc	1,261	84,084
Dorman Products, Inc. *	214	10,822
Drew Industries, Inc.	244	14,686
Ford Motor Co.	43,554	544,861
General Motors Co.	16,468	484,818
Gentex Corp.	1,952	28,421
Harley-Davidson, Inc.	1,660	71,662
Johnson Controls, Inc.	7,409	270,132
Lear Corp.	1,098	111,282
Modine Manufacturing Co. *	709	6,721
Standard Motor Products, Inc.	366	11,020
Tenneco, Inc. *	250	11,380
The Goodyear Tire & Rubber Co.	2,238	67,409
Thor Industries, Inc.	515	28,521
Tower International, Inc.	490	10,515
Visteon Corp.	618	43,211
		1,936,409
Banks 4.7%
Associated Banc-Corp.	1,708	29,378
Astoria Financial Corp.	723	10,765
BancorpSouth, Inc.	854	17,012
Bank of America Corp.	86,254	1,079,900
Bank of Hawaii Corp.	488	30,988
Bank of the Ozarks, Inc.	228	8,628
BankUnited, Inc.	368	11,820
Security	Number of Shares	Value ($)
BB&T Corp.	6,102	196,240
BOK Financial Corp.	122	5,962
Capitol Federal Financial, Inc.	2,274	28,584
Cathay General Bancorp	488	13,025
CIT Group, Inc.	1,620	48,292
Citigroup, Inc.	23,681	920,007
Citizens Financial Group, Inc.	1,389	26,710
Comerica, Inc.	1,464	49,454
Commerce Bancshares, Inc.	541	22,982
Community Bank System, Inc.	122	4,518
Cullen/Frost Bankers, Inc.	446	21,377
CVB Financial Corp.	610	9,473
East West Bancorp, Inc.	488	14,625
EverBank Financial Corp.	361	4,700
F.N.B. Corp.	854	10,487
Fifth Third Bancorp	7,396	112,863
First Citizens BancShares, Inc., Class A	35	8,195
First Financial Bancorp	621	10,414
First Financial Bankshares, Inc.	466	12,307
First Horizon National Corp.	2,318	27,862
First Niagara Financial Group, Inc.	3,066	28,330
First Republic Bank	491	30,216
FirstMerit Corp.	976	19,159
Fulton Financial Corp.	1,464	18,461
Glacier Bancorp, Inc.	368	8,766
Great Western Bancorp, Inc.	125	3,076
Hancock Holding Co.	344	7,936
Huntington Bancshares, Inc.	3,173	27,764
IBERIABANK Corp.	122	5,817
International Bancshares Corp.	488	11,004
JPMorgan Chase & Co.	33,381	1,879,350
KeyCorp	6,428	67,815
M&T Bank Corp.	1,102	113,010
MB Financial, Inc.	366	11,170
NBT Bancorp, Inc.	244	6,295
New York Community Bancorp, Inc.	4,758	71,989
Northwest Bancshares, Inc.	1,448	18,230
Ocwen Financial Corp. *	1,702	6,451
Old National Bancorp	488	5,446
PacWest Bancorp	161	5,181
People's United Financial, Inc.	2,440	35,648
PHH Corp. *	2,622	23,782
Popular, Inc.	1,586	42,029
PrivateBancorp, Inc.	73	2,508
Prosperity Bancshares, Inc.	192	7,766
Regions Financial Corp.	12,026	90,436
Signature Bank *	93	12,048
SunTrust Banks, Inc.	3,900	129,402
SVB Financial Group *	122	10,840
Synovus Financial Corp.	490	13,029
TCF Financial Corp.	1,708	19,369
The PNC Financial Services Group, Inc.	3,660	297,595
Trustmark Corp.	488	10,677
U.S. Bancorp	10,615	408,890
UMB Financial Corp.	187	9,184
Umpqua Holdings Corp.	610	9,174
United Bankshares, Inc.	366	12,825
Valley National Bancorp	1,708	15,372
Walter Investment Management Corp. *	871	6,532
Washington Federal, Inc.	732	15,511
Webster Financial Corp.	488	16,402
Wells Fargo & Co.	31,113	1,459,822

See financial notes    1

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Westamerica Bancorp	231	10,393
Wintrust Financial Corp.	122	5,185
Zions Bancorp	1,662	35,434
		7,781,887
Capital Goods 8.3%
3M Co.	4,638	727,563
A.O. Smith Corp.	366	25,759
AAR Corp.	732	15,584
Actuant Corp., Class A	488	11,424
Acuity Brands, Inc.	125	26,179
AECOM *	2,228	61,181
Aegion Corp. *	366	6,628
AGCO Corp.	1,586	78,491
Air Lease Corp.	515	15,476
Aircastle Ltd.	1,045	20,963
Alamo Group, Inc.	218	11,312
Albany International Corp., Class A	366	13,403
Allegion plc	600	37,800
Allison Transmission Holdings, Inc.	667	15,795
AMETEK, Inc.	732	33,972
Apogee Enterprises, Inc.	366	14,614
Applied Industrial Technologies, Inc.	734	28,259
Armstrong World Industries, Inc. *	813	32,951
Astec Industries, Inc.	244	10,597
AZZ, Inc.	139	7,019
B/E Aerospace, Inc.	366	15,965
Barnes Group, Inc.	488	16,743
Beacon Roofing Supply, Inc. *	366	13,213
Briggs & Stratton Corp.	854	18,165
BWX Technologies, Inc.	1,030	32,857
Carlisle Cos., Inc.	488	43,998
Caterpillar, Inc.	7,654	518,176
Chart Industries, Inc. *	218	4,397
Chicago Bridge & Iron Co. N.V.	666	22,338
CIRCOR International, Inc.	122	4,891
CLARCOR, Inc.	366	17,619
Colfax Corp. *	610	15,439
Comfort Systems USA, Inc.	587	16,465
Crane Co.	366	17,952
Cubic Corp.	321	11,280
Cummins, Inc.	2,135	208,312
Curtiss-Wright Corp.	488	34,448
Danaher Corp.	2,443	218,087
Deere & Co.	4,986	399,777
DigitalGlobe, Inc. *	366	5,505
Donaldson Co., Inc.	732	20,672
Dover Corp.	2,098	127,516
Dycom Industries, Inc. *	276	15,724
Eaton Corp. plc	3,773	213,967
EMCOR Group, Inc.	976	44,769
Emerson Electric Co.	9,452	461,541
Encore Wire Corp.	366	13,227
EnerSys	366	18,798
EnPro Industries, Inc.	122	6,329
ESCO Technologies, Inc.	372	13,277
Esterline Technologies Corp. *	244	13,666
Fastenal Co.	2,035	92,165
Flowserve Corp.	1,585	66,602
Fluor Corp.	4,529	208,515
Fortune Brands Home & Security, Inc.	778	39,071
Security	Number of Shares	Value ($)
Franklin Electric Co., Inc.	244	7,283
GATX Corp.	610	26,236
Generac Holdings, Inc. *	676	23,484
General Cable Corp.	2,196	18,864
General Dynamics Corp.	2,938	400,361
General Electric Co.	79,628	2,320,360
Graco, Inc.	366	28,665
Granite Construction, Inc.	732	30,341
Griffon Corp.	831	12,349
H&E Equipment Services, Inc.	494	6,506
Harsco Corp.	2,424	9,187
HD Supply Holdings, Inc. *	266	7,392
HEICO Corp.	124	7,131
Hexcel Corp.	366	15,127
Hillenbrand, Inc.	488	13,723
Honeywell International, Inc.	4,361	441,987
Hubbell, Inc.	366	36,366
Huntington Ingalls Industries, Inc.	309	40,498
Hyster-Yale Materials Handling, Inc.	130	7,686
IDEX Corp.	366	27,509
Illinois Tool Works, Inc.	3,508	330,629
Ingersoll-Rand plc	2,687	149,290
ITT Corp.	833	29,372
Jacobs Engineering Group, Inc. *	2,700	104,355
Joy Global, Inc.	4,355	56,267
Kaman Corp.	244	10,721
KBR, Inc.	6,473	89,522
Kennametal, Inc.	1,437	28,927
KLX, Inc. *	250	6,997
L-3 Communications Holdings, Inc.	2,034	238,609
L.B. Foster Co., Class A	553	7,598
Lennox International, Inc.	293	37,859
Lincoln Electric Holdings, Inc.	610	33,288
Lindsay Corp.	77	5,575
Lockheed Martin Corp.	2,361	509,480
Masco Corp.	1,775	50,055
Masonite International Corp. *	122	7,016
MasTec, Inc. *	1,063	18,050
Moog, Inc., Class A *	366	15,804
MRC Global, Inc. *	2,412	28,823
MSC Industrial Direct Co., Inc., Class A	385	26,788
Mueller Industries, Inc.	1,175	30,808
MYR Group, Inc. *	540	12,112
Navistar International Corp. *(b)	395	3,322
Nordson Corp.	244	17,487
Northrop Grumman Corp.	2,867	551,095
NOW, Inc. *	1,676	27,118
Orbital ATK, Inc.	280	23,453
Oshkosh Corp.	1,547	53,371
Owens Corning	1,484	63,693
PACCAR, Inc.	3,254	167,581
Parker-Hannifin Corp.	1,605	162,426
Pentair plc	1,226	58,492
Primoris Services Corp.	524	11,193
Quanex Building Products Corp.	488	8,403
Quanta Services, Inc. *	3,051	61,905
Raven Industries, Inc.	715	10,925
Raytheon Co.	3,954	489,703
RBC Bearings, Inc. *	109	6,943
Regal Beloit Corp.	709	38,697
Rexnord Corp. *	457	8,290
Rockwell Automation, Inc.	732	76,194

2    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Rockwell Collins, Inc.	1,220	106,835
Roper Technologies, Inc.	366	61,462
Rush Enterprises, Inc., Class A *	488	8,462
Simpson Manufacturing Co., Inc.	366	12,422
Snap-on, Inc.	366	52,949
Spirit AeroSystems Holdings, Inc., Class A *	943	43,378
SPX Corp.	2,516	29,664
Standex International Corp.	92	6,480
Stanley Black & Decker, Inc.	1,114	104,727
TAL International Group, Inc. *	996	12,679
Teledyne Technologies, Inc. *	244	20,784
Tennant Co.	122	5,678
Terex Corp.	1,626	36,390
Textron, Inc.	2,553	87,185
The Boeing Co.	3,556	420,248
The Greenbrier Cos., Inc.	244	6,210
The Manitowoc Co., Inc.	1,098	17,403
The Middleby Corp. *	131	12,131
The Timken Co.	1,706	50,890
The Toro Co.	488	38,894
Titan International, Inc.	2,382	12,077
Titan Machinery, Inc. *	635	6,045
TransDigm Group, Inc. *	252	53,822
TriMas Corp. *	320	5,293
Trinity Industries, Inc.	1,812	28,702
Triumph Group, Inc.	700	21,322
Tutor Perini Corp. *	1,000	13,360
United Rentals, Inc. *	664	34,242
United Technologies Corp.	8,599	830,835
Universal Forest Products, Inc.	339	26,008
Valmont Industries, Inc.	210	23,740
Veritiv Corp. *	539	17,216
W.W. Grainger, Inc.	723	156,819
WABCO Holdings, Inc. *	366	34,514
Wabtec Corp.	366	25,840
Watsco, Inc.	244	31,122
Watts Water Technologies, Inc., Class A	244	12,583
WESCO International, Inc. *	790	34,799
Woodward, Inc.	366	17,184
Xylem, Inc.	1,342	50,204
		13,906,325
Commercial & Professional Services 1.1%
ABM Industries, Inc.	1,098	34,477
ACCO Brands Corp. *	943	6,893
Brady Corp., Class A	966	25,242
CEB, Inc.	244	13,242
Cintas Corp.	595	49,974
Civeo Corp. *	10,685	9,511
Clean Harbors, Inc. *	419	17,849
Copart, Inc. *	1,029	38,845
Covanta Holding Corp.	976	13,596
Deluxe Corp.	488	28,016
Equifax, Inc.	490	51,391
Essendant, Inc.	872	25,698
FTI Consulting, Inc. *	614	20,207
G&K Services, Inc., Class A	244	16,177
Healthcare Services Group, Inc.	366	12,986
Herman Miller, Inc.	732	19,098
HNI Corp.	732	24,749
Security	Number of Shares	Value ($)
Huron Consulting Group, Inc. *	122	6,773
ICF International, Inc. *	244	8,242
IHS, Inc., Class A *	122	12,687
Insperity, Inc.	366	17,381
Interface, Inc.	366	5,819
KAR Auction Services, Inc.	490	17,351
Kelly Services, Inc., Class A	1,342	23,123
Kforce, Inc.	488	7,779
Knoll, Inc.	488	9,321
Korn/Ferry International	488	13,869
ManpowerGroup, Inc.	1,467	113,605
Matthews International Corp., Class A	366	17,337
McGrath RentCorp	244	6,002
Mobile Mini, Inc.	122	3,506
MSA Safety, Inc.	244	10,655
Navigant Consulting, Inc. *	854	12,964
Nielsen Holdings plc	1,405	70,728
On Assignment, Inc. *	122	4,027
Pitney Bowes, Inc.	3,792	68,711
Quad/Graphics, Inc.	2,432	30,789
R.R. Donnelley & Sons Co.	4,394	66,701
Republic Services, Inc.	3,060	139,842
Resources Connection, Inc.	854	11,845
Robert Half International, Inc.	1,411	55,579
Rollins, Inc.	366	10,076
Steelcase, Inc., Class A	1,620	20,234
Stericycle, Inc. *	244	27,799
Team, Inc. *	122	3,127
Tetra Tech, Inc.	1,138	31,329
The ADT Corp.	2,346	94,708
The Brink's Co.	976	28,548
The Dun & Bradstreet Corp.	488	46,746
TrueBlue, Inc. *	732	16,799
Tyco International plc	3,195	112,400
UniFirst Corp.	122	12,860
Verisk Analytics, Inc. *	558	40,645
Viad Corp.	366	10,380
Waste Connections, Inc.	488	30,095
Waste Management, Inc.	4,898	273,553
West Corp.	579	12,900
		1,914,786
Consumer Durables & Apparel 1.4%
Arctic Cat, Inc.	401	7,010
Brunswick Corp.	244	10,380
Carter's, Inc.	370	37,603
Coach, Inc.	5,041	196,297
Columbia Sportswear Co.	244	14,523
Crocs, Inc. *	1,208	11,826
D.R. Horton, Inc.	1,139	30,434
Deckers Outdoor Corp. *	370	20,927
Fossil Group, Inc. *	1,133	53,149
G-III Apparel Group Ltd. *	244	12,871
Garmin Ltd.	1,220	49,422
Hanesbrands, Inc.	1,496	42,621
Harman International Industries, Inc.	401	30,749
Hasbro, Inc.	1,074	81,484
Helen of Troy Ltd. *	244	23,268
Iconix Brand Group, Inc. *(b)	966	8,404
Jarden Corp. *	965	51,029
La-Z-Boy, Inc.	732	17,824

See financial notes    3

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Leggett & Platt, Inc.	1,464	65,382
Lennar Corp., Class A	500	20,970
lululemon athletica, Inc. *	327	20,513
M.D.C Holdings, Inc.	244	5,395
Mattel, Inc.	5,797	188,519
Meritage Homes Corp. *	244	7,923
Michael Kors Holdings Ltd. *	799	45,263
Mohawk Industries, Inc. *	369	66,320
Newell Rubbermaid, Inc.	1,720	65,377
NIKE, Inc., Class B	7,596	467,838
NVR, Inc. *	50	81,850
Oxford Industries, Inc.	104	7,554
Polaris Industries, Inc.	330	29,010
PulteGroup, Inc.	1,464	25,166
PVH Corp.	441	34,905
Ralph Lauren Corp.	912	82,773
Skechers U.S.A., Inc., Class A *	610	20,081
Smith & Wesson Holding Corp. *	565	14,328
Steven Madden Ltd. *	366	12,883
Sturm Ruger & Co., Inc.	168	11,812
Tempur Sealy International, Inc. *	442	25,490
Toll Brothers, Inc. *	379	10,404
Tupperware Brands Corp.	687	34,323
Under Armour, Inc., Class A *	244	20,420
VF Corp.	1,864	121,365
Whirlpool Corp.	827	128,450
Wolverine World Wide, Inc.	647	12,248
		2,326,383
Consumer Services 2.1%
Apollo Education Group, Inc. *	7,190	58,886
Aramark	896	28,152
Ascent Capital Group, Inc., Class A *	419	5,824
Bloomin' Brands, Inc.	441	7,625
Bob Evans Farms, Inc.	582	24,974
Boyd Gaming Corp. *	425	7,361
Brinker International, Inc.	1,041	51,842
Buffalo Wild Wings, Inc. *	80	12,692
Caesars Entertainment Corp. *	1,046	9,456
Capella Education Co.	303	14,011
Career Education Corp. *	4,691	11,821
Carnival Corp.	4,029	193,231
Chipotle Mexican Grill, Inc. *	77	39,205
Choice Hotels International, Inc.	367	19,022
Churchill Downs, Inc.	49	6,645
Cracker Barrel Old Country Store, Inc.	126	18,654
Darden Restaurants, Inc.	1,529	97,673
DeVry Education Group, Inc.	1,055	19,264
DineEquity, Inc.	122	11,159
Domino's Pizza, Inc.	266	35,389
Dunkin' Brands Group, Inc.	295	13,741
Graham Holdings Co., Class B	76	37,096
Grand Canyon Education, Inc. *	181	7,055
H&R Block, Inc.	1,952	64,182
Hilton Worldwide Holdings, Inc.	837	17,393
Houghton Mifflin Harcourt Co. *	367	6,903
Hyatt Hotels Corp., Class A *	244	11,261
International Speedway Corp., Class A	366	12,623
Jack in the Box, Inc.	449	30,869
K12, Inc. *	147	1,439
Las Vegas Sands Corp.	2,136	103,126
Security	Number of Shares	Value ($)
Marriott International, Inc., Class A (b)	1,061	72,307
Marriott Vacations Worldwide Corp.	309	18,710
McDonald's Corp.	10,325	1,209,987
MGM Resorts International *	2,196	41,570
Norwegian Cruise Line Holdings Ltd. *	247	12,135
Panera Bread Co., Class A *	186	38,539
Papa John's International, Inc.	244	14,189
Penn National Gaming, Inc. *	793	10,975
Pinnacle Entertainment, Inc. *	488	14,108
Red Robin Gourmet Burgers, Inc. *	244	15,884
Regis Corp. *	1,220	17,483
Royal Caribbean Cruises Ltd.	953	70,875
Ruby Tuesday, Inc. *	1,830	9,681
SeaWorld Entertainment, Inc.	1,799	32,544
Service Corp. International	1,328	31,235
Six Flags Entertainment Corp.	244	12,410
Sotheby's	366	8,326
Starbucks Corp.	3,876	225,622
Starwood Hotels & Resorts Worldwide, Inc.	1,128	77,956
Strayer Education, Inc. *	488	22,023
Texas Roadhouse, Inc.	488	20,354
The Cheesecake Factory, Inc.	610	30,439
The Wendy's Co.	3,416	32,008
Vail Resorts, Inc.	153	19,494
Weight Watchers International, Inc. *(b)	3,296	38,794
Wyndham Worldwide Corp.	1,282	93,381
Wynn Resorts Ltd. (b)	1,272	104,915
Yum! Brands, Inc.	3,083	223,425
		3,497,943
Diversified Financials 3.2%
Affiliated Managers Group, Inc. *	122	16,920
Ally Financial, Inc. *	6,102	107,273
American Express Co.	7,432	413,070
Ameriprise Financial, Inc.	1,383	116,103
Berkshire Hathaway, Inc., Class B *	10,236	1,373,364
BGC Partners, Inc., Class A	1,395	12,053
BlackRock, Inc.	471	146,933
Capital One Financial Corp.	4,956	325,758
Cash America International, Inc.	370	12,465
CBOE Holdings, Inc.	370	23,125
CME Group, Inc.	1,613	147,493
Credit Acceptance Corp. *	53	10,445
Discover Financial Services	3,192	148,173
E*TRADE Financial Corp. *	1,586	37,208
Eaton Vance Corp.	878	25,383
Evercore Partners, Inc., Class A	197	9,194
EZCORP, Inc., Class A *	1,945	5,640
FactSet Research Systems, Inc.	88	13,243
Federated Investors, Inc., Class B	1,342	35,120
First Cash Financial Services, Inc.	134	5,651
Franklin Resources, Inc.	3,981	142,719
Greenhill & Co., Inc.	244	5,627
Intercontinental Exchange, Inc.	142	33,861
Invesco Ltd.	2,232	59,684
Janus Capital Group, Inc.	1,222	15,800
Lazard Ltd., Class A	366	12,876
Legg Mason, Inc.	1,618	46,210
Leucadia National Corp.	2,183	31,544
LPL Financial Holdings, Inc. (b)	610	12,340

4    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
MarketAxess Holdings, Inc.	86	10,188
McGraw Hill Financial, Inc.	1,709	153,366
Moody's Corp.	628	55,766
Morgan Stanley	6,317	156,030
Morningstar, Inc.	94	7,463
MSCI, Inc.	323	22,778
Nasdaq, Inc.	981	62,087
Nelnet, Inc., Class A	349	13,122
Northern Trust Corp.	1,282	76,125
OneMain Holdings, Inc. *	275	6,207
PRA Group, Inc. *	122	2,977
Raymond James Financial, Inc.	488	21,394
Santander Consumer USA Holdings, Inc. *	1,463	14,996
SEI Investments Co.	976	37,254
SLM Corp. *	9,100	53,144
State Street Corp.	2,637	144,455
Stifel Financial Corp. *	122	3,533
Synchrony Financial *	771	20,778
T. Rowe Price Group, Inc.	1,589	109,816
TD Ameritrade Holding Corp.	983	28,094
The Bank of New York Mellon Corp.	5,360	189,690
The Charles Schwab Corp. (a)	2,712	67,936
The Goldman Sachs Group, Inc.	4,642	694,118
Voya Financial, Inc.	1,122	32,942
Waddell & Reed Financial, Inc., Class A	488	11,429
World Acceptance Corp. *	368	13,517
		5,354,480
Energy 12.7%
Alon USA Energy, Inc.	625	6,163
Anadarko Petroleum Corp.	4,155	157,682
Apache Corp.	7,532	288,325
Atwood Oceanics, Inc. (b)	1,606	11,049
Baker Hughes, Inc.	5,340	228,926
Bill Barrett Corp. *	3,688	10,548
Bristow Group, Inc.	835	12,700
Cabot Oil & Gas Corp.	1,621	32,631
California Resources Corp.	19,620	11,028
Cameron International Corp. *	2,128	139,512
CARBO Ceramics, Inc.	826	16,512
Chesapeake Energy Corp. (b)	11,061	28,869
Chevron Corp.	46,590	3,887,470
Cimarex Energy Co.	377	31,679
Cloud Peak Energy, Inc. *	7,725	13,132
Concho Resources, Inc. *	350	31,584
ConocoPhillips	33,472	1,132,358
CONSOL Energy, Inc. (b)	5,578	48,138
Contango Oil & Gas Co. *	1,195	7,206
Continental Resources, Inc. *	149	3,454
CVR Energy, Inc.	168	3,973
Delek US Holdings, Inc.	1,149	18,177
Denbury Resources, Inc. (b)	16,227	20,771
Devon Energy Corp.	6,414	126,228
Diamond Offshore Drilling, Inc.	2,935	58,729
Dril-Quip, Inc. *	122	6,619
Energen Corp.	799	21,158
Energy XXI Ltd. (b)	14,239	5,300
Ensco plc, Class A	6,340	54,968
EOG Resources, Inc.	2,569	166,317
EQT Corp.	861	47,992
Security	Number of Shares	Value ($)
Exxon Mobil Corp.	93,303	7,478,235
FMC Technologies, Inc. *	1,862	45,675
Forum Energy Technologies, Inc. *	419	4,927
Frontline Ltd. (b)	1,237	10,947
Golar LNG Ltd.	316	5,792
Green Plains, Inc.	393	5,345
Gulfmark Offshore, Inc., Class A *	2,490	8,939
Halliburton Co.	11,002	355,145
Helix Energy Solutions Group, Inc. *	2,705	10,550
Helmerich & Payne, Inc.	1,126	59,644
Hess Corp.	7,489	326,520
HollyFrontier Corp.	4,636	156,790
Hornbeck Offshore Services, Inc. *	462	3,969
Key Energy Services, Inc. *	13,476	3,086
Kinder Morgan, Inc.	7,817	141,410
Marathon Oil Corp.	21,696	178,124
Marathon Petroleum Corp.	11,728	401,684
Matrix Service Co. *	366	6,731
McDermott International, Inc. *	9,135	30,145
Murphy Oil Corp.	6,706	115,209
Nabors Industries Ltd.	9,124	65,328
National Oilwell Varco, Inc.	6,920	202,548
Newfield Exploration Co. *	1,606	43,731
Newpark Resources, Inc. *	977	3,644
Noble Corp. plc (b)	7,321	60,984
Noble Energy, Inc.	3,040	89,680
Nordic American Tankers Ltd.	976	13,488
Oasis Petroleum, Inc. *	1,105	5,956
Occidental Petroleum Corp.	10,448	719,031
Oceaneering International, Inc.	1,158	31,984
Oil States International, Inc. *	802	20,940
ONEOK, Inc.	2,825	67,800
Parker Drilling Co. *	2,297	3,583
Patterson-UTI Energy, Inc.	3,999	62,144
PBF Energy, Inc., Class A	944	28,509
PDC Energy, Inc. *	122	6,113
Peabody Energy Corp. (b)	4,125	10,065
Phillips 66	14,203	1,127,576
Pioneer Energy Services Corp. *	2,580	3,535
Pioneer Natural Resources Co.	376	45,319
QEP Resources, Inc.	3,956	38,611
Range Resources Corp. (b)	352	8,353
Renewable Energy Group, Inc. *	1,003	7,312
Rowan Cos. plc, Class A	1,724	22,964
RPC, Inc.	646	8,766
Schlumberger Ltd.	10,483	751,841
SEACOR Holdings, Inc. *	675	32,663
Seadrill Ltd. *(b)	22,598	50,620
SemGroup Corp., Class A	309	5,871
Ship Finance International Ltd.	488	6,359
SM Energy Co.	1,216	10,993
Southwestern Energy Co. *(b)	2,712	15,675
Spectra Energy Corp.	6,352	185,478
Superior Energy Services, Inc.	2,822	29,010
Targa Resources Corp.	296	7,956
Tesco Corp.	187	1,354
Tesoro Corp.	1,996	161,037
TETRA Technologies, Inc. *	1,305	6,577
The Williams Cos., Inc.	4,039	64,584
Tidewater, Inc.	1,326	7,625
Unit Corp. *	2,197	11,776
US Silica Holdings, Inc. (b)	415	7,964

See financial notes    5

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Valero Energy Corp.	12,697	762,836
W&T Offshore, Inc. *	1,588	2,890
Weatherford International plc *	12,745	81,568
Western Refining, Inc.	1,089	29,044
Whiting Petroleum Corp. *	2,800	11,228
World Fuel Services Corp.	3,764	176,193
WPX Energy, Inc. *	5,859	24,080
		21,121,251
Food & Staples Retailing 4.0%
Casey's General Stores, Inc.	610	64,398
Costco Wholesale Corp.	5,112	766,953
CVS Health Corp.	15,187	1,475,721
Ingles Markets, Inc., Class A	445	15,010
PriceSmart, Inc.	122	9,426
Rite Aid Corp. *	3,320	26,394
SpartanNash Co.	630	17,293
Sprouts Farmers Market, Inc. *	448	12,759
SUPERVALU, Inc. *	3,963	20,251
Sysco Corp.	10,412	459,482
The Andersons, Inc.	599	16,083
The Fresh Market, Inc. *	541	12,481
The Kroger Co.	12,523	499,793
United Natural Foods, Inc. *	675	20,830
Wal-Mart Stores, Inc.	36,388	2,413,980
Walgreens Boots Alliance, Inc.	8,117	640,756
Whole Foods Market, Inc.	4,337	135,791
		6,607,401
Food, Beverage & Tobacco 5.6%
Altria Group, Inc.	12,836	790,313
Archer-Daniels-Midland Co.	15,227	532,336
B&G Foods, Inc.	251	8,682
Brown-Forman Corp., Class B	751	73,951
Bunge Ltd.	4,874	242,335
Cal-Maine Foods, Inc.	244	13,025
Campbell Soup Co.	1,303	80,460
Coca-Cola Enterprises, Inc.	3,324	161,247
ConAgra Foods, Inc.	4,812	202,393
Constellation Brands, Inc., Class A	366	51,763
Darling Ingredients, Inc. *	1,631	14,695
Dean Foods Co.	1,230	23,727
Dr. Pepper Snapple Group, Inc.	1,831	167,591
Flowers Foods, Inc.	1,342	22,988
Fresh Del Monte Produce, Inc.	854	34,254
General Mills, Inc.	5,980	351,923
Hormel Foods Corp.	2,196	93,352
Ingredion, Inc.	742	75,105
J&J Snack Foods Corp.	122	13,516
Kellogg Co.	2,535	187,641
Keurig Green Mountain, Inc.	512	47,073
Lancaster Colony Corp.	244	24,832
McCormick & Co., Inc. Non-Voting Shares	854	79,644
Mead Johnson Nutrition Co.	639	47,133
Molson Coors Brewing Co., Class B	938	79,983
Mondelez International, Inc., Class A	12,863	521,337
Monster Beverage Corp. *	319	40,035
PepsiCo, Inc.	12,265	1,199,762
Philip Morris International, Inc.	17,548	1,597,394
Security	Number of Shares	Value ($)
Pilgrim's Pride Corp. *	653	15,966
Pinnacle Foods, Inc.	475	20,515
Post Holdings, Inc. *	216	15,003
Reynolds American, Inc.	5,444	274,541
Sanderson Farms, Inc.	369	33,675
Seaboard Corp. *	4	11,700
Snyder's-Lance, Inc.	366	11,972
The Boston Beer Co., Inc., Class A *	55	10,346
The Coca-Cola Co.	29,996	1,293,728
The Hain Celestial Group, Inc. *	244	9,021
The Hershey Co.	856	77,802
The J.M. Smucker Co.	1,227	156,528
The Kraft Heinz Co.	3,029	233,294
The WhiteWave Foods Co. *	468	18,121
TreeHouse Foods, Inc. *	244	20,599
Tyson Foods, Inc., Class A	5,734	371,277
Universal Corp.	687	37,428
Vector Group Ltd.	540	12,544
		9,402,550
Health Care Equipment & Services 5.3%
Abbott Laboratories	8,652	335,179
Aetna, Inc.	4,013	435,932
Air Methods Corp. *	183	6,648
Alere, Inc. *	610	32,513
Align Technology, Inc. *	98	6,471
Allscripts Healthcare Solutions, Inc. *	1,374	17,203
Amedisys, Inc. *	296	10,875
AmerisourceBergen Corp.	2,077	179,910
Amsurg Corp. *	244	16,604
Analogic Corp.	122	9,148
Anthem, Inc.	6,089	795,771
Baxter International, Inc.	7,476	295,377
Becton Dickinson & Co.	1,832	270,128
Boston Scientific Corp. *	5,446	92,473
Brookdale Senior Living, Inc. *	832	11,956
C.R. Bard, Inc.	659	126,778
Cardinal Health, Inc.	5,370	438,729
Centene Corp. *	732	41,695
Cerner Corp. *	488	24,917
Chemed Corp.	244	31,354
Cigna Corp.	1,045	145,892
Community Health Systems, Inc. *	1,938	29,303
CONMED Corp.	244	9,697
DaVita HealthCare Partners, Inc. *	1,110	73,227
DENTSPLY International, Inc.	854	52,060
Edwards Lifesciences Corp. *	554	48,198
Envision Healthcare Holdings, Inc. *	578	12,710
Express Scripts Holding Co. *	6,434	452,825
Greatbatch, Inc. *	244	9,223
Haemonetics Corp. *	244	7,828
Halyard Health, Inc. *	652	16,639
HCA Holdings, Inc. *	4,532	313,660
Health Net, Inc. *	1,739	108,201
HealthSouth Corp.	366	12,894
Henry Schein, Inc. *	693	114,657
Hill-Rom Holdings, Inc.	732	33,928
Humana, Inc.	1,957	346,330
IDEXX Laboratories, Inc. *	488	35,702
IMS Health Holdings, Inc. *	386	9,951
Integra LifeSciences Holdings Corp. *	122	7,486

6    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Intuitive Surgical, Inc. *	124	69,819
Invacare Corp.	1,464	17,729
Kindred Healthcare, Inc.	2,041	21,451
Laboratory Corp. of America Holdings *	619	67,991
LifePoint Health, Inc. *	732	45,648
LivaNova plc *	285	16,085
Magellan Health, Inc. *	769	48,435
Masimo Corp. *	244	9,233
McKesson Corp.	2,559	398,232
MEDNAX, Inc. *	488	32,716
Medtronic plc	7,175	555,273
Meridian Bioscience, Inc.	381	7,677
Molina Healthcare, Inc. *	488	30,276
Orthofix International N.V. *	168	6,453
Owens & Minor, Inc.	2,081	82,012
Patterson Cos., Inc.	1,098	47,697
PharMerica Corp. *	386	8,920
Quality Systems, Inc.	498	7,744
Quest Diagnostics, Inc.	2,562	170,450
ResMed, Inc.	732	41,658
Select Medical Holdings Corp.	1,404	13,745
Sirona Dental Systems, Inc. *(d)	122	13,492
St. Jude Medical, Inc.	2,478	133,044
STERIS plc	610	39,235
Stryker Corp.	2,074	207,151
Team Health Holdings, Inc. *	178	7,933
Teleflex, Inc.	258	36,848
Tenet Healthcare Corp. *	1,159	28,766
The Cooper Cos., Inc.	122	17,441
Triple-S Management Corp., Class B *	488	12,795
UnitedHealth Group, Inc.	10,304	1,227,206
Universal Health Services, Inc., Class B	567	62,580
Varian Medical Systems, Inc. *	732	57,257
VCA, Inc. *	528	26,944
WellCare Health Plans, Inc. *	617	55,450
West Pharmaceutical Services, Inc.	488	30,266
Zimmer Biomet Holdings, Inc.	1,580	152,960
		8,828,684
Household & Personal Products 2.3%
Avon Products, Inc.	20,467	77,979
Church & Dwight Co., Inc.	779	70,702
Colgate-Palmolive Co.	6,481	425,413
Edgewell Personal Care Co.	488	37,308
Elizabeth Arden, Inc. *	727	4,507
Herbalife Ltd. *(b)	1,267	69,368
Kimberly-Clark Corp.	2,880	375,264
Nu Skin Enterprises, Inc., Class A	773	23,569
Spectrum Brands Holdings, Inc.	122	11,684
The Clorox Co.	871	110,112
The Estee Lauder Cos., Inc., Class A	1,029	93,978
The Procter & Gamble Co.	30,613	2,457,918
WD-40 Co.	122	13,176
		3,770,978
Insurance 3.5%
Aflac, Inc.	4,483	266,828
Alleghany Corp. *	57	26,447
Allied World Assurance Co. Holdings AG	1,116	36,147
Security	Number of Shares	Value ($)
Ambac Financial Group, Inc. *	1,056	16,125
American Equity Investment Life Holding Co.	500	6,800
American Financial Group, Inc.	976	65,470
American International Group, Inc.	12,272	616,054
Aon plc	1,589	151,416
Arch Capital Group Ltd. *	1,041	70,726
Argo Group International Holdings Ltd.	278	15,493
Arthur J. Gallagher & Co.	732	29,170
Aspen Insurance Holdings Ltd.	976	43,617
Assurant, Inc.	1,490	105,939
Assured Guaranty Ltd.	1,012	25,108
Axis Capital Holdings Ltd.	1,610	86,473
Brown & Brown, Inc.	610	19,709
Chubb Ltd.	4,186	483,609
Cincinnati Financial Corp.	1,488	93,952
CNA Financial Corp.	69	1,999
CNO Financial Group, Inc.	2,114	36,847
Employers Holdings, Inc.	536	14,879
Endurance Specialty Holdings Ltd.	578	35,992
Everest Re Group Ltd.	492	91,576
First American Financial Corp.	1,098	40,659
FNF Group	2,362	77,899
Genworth Financial, Inc., Class A *	8,170	17,320
Horace Mann Educators Corp.	366	11,276
Infinity Property & Casualty Corp.	244	18,241
Kemper Corp.	870	23,386
Lincoln National Corp.	1,345	49,133
Loews Corp.	4,637	168,555
Maiden Holdings Ltd.	131	1,568
Markel Corp. *	35	29,985
Marsh & McLennan Cos., Inc.	3,228	184,157
MBIA, Inc. *	2,397	16,443
Mercury General Corp.	366	19,244
MetLife, Inc.	5,416	214,257
Old Republic International Corp.	2,236	39,801
PartnerRe Ltd.	886	124,279
Primerica, Inc.	746	31,474
Principal Financial Group, Inc.	1,614	61,025
ProAssurance Corp.	744	36,687
Prudential Financial, Inc.	2,928	193,512
Reinsurance Group of America, Inc.	760	68,476
RenaissanceRe Holdings Ltd.	768	86,938
RLI Corp.	488	30,632
Safety Insurance Group, Inc.	122	6,748
Selective Insurance Group, Inc.	529	17,764
StanCorp Financial Group, Inc.	306	35,159
Stewart Information Services Corp.	246	8,303
The Allstate Corp.	4,219	267,738
The Hanover Insurance Group, Inc.	498	41,309
The Hartford Financial Services Group, Inc.	4,317	181,832
The Progressive Corp.	7,868	251,147
The Travelers Cos., Inc.	7,476	803,820
Torchmark Corp.	1,272	65,152
Unum Group	3,538	100,939
Validus Holdings Ltd.	866	38,892
W.R. Berkley Corp.	1,054	54,281
White Mountains Insurance Group Ltd.	100	76,686
XL Group plc	2,445	84,059
		5,919,152

See financial notes    7

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 3.8%
A. Schulman, Inc.	488	12,049
Air Products & Chemicals, Inc.	1,360	180,159
Airgas, Inc.	617	87,318
Albemarle Corp.	1,192	67,014
Alcoa, Inc.	17,402	155,400
Allegheny Technologies, Inc.	1,164	15,609
AptarGroup, Inc.	610	44,963
Ashland, Inc.	588	56,031
Avery Dennison Corp.	1,244	81,009
Axalta Coating Systems Ltd. *	168	4,361
Axiall Corp.	735	14,627
Ball Corp.	1,468	97,226
Bemis Co., Inc.	1,220	59,865
Berry Plastics Group, Inc. *	337	10,491
Boise Cascade Co. *	367	6,144
Cabot Corp.	983	43,773
Calgon Carbon Corp.	325	4,557
Carpenter Technology Corp.	802	23,835
Celanese Corp., Series A	1,098	66,253
CF Industries Holdings, Inc.	2,377	86,665
Chemtura Corp. *	976	24,624
Clearwater Paper Corp. *	426	17,325
Cliffs Natural Resources, Inc. *	18,054	38,997
Coeur Mining, Inc. *	5,456	21,060
Commercial Metals Co.	3,416	50,181
Compass Minerals International, Inc.	244	16,553
Crown Holdings, Inc. *	732	34,294
Domtar Corp.	2,319	81,606
E.I. du Pont de Nemours & Co.	6,956	423,412
Eagle Materials, Inc.	110	6,646
Eastman Chemical Co.	1,468	94,172
Ecolab, Inc.	938	96,192
Ferro Corp. *	1,133	11,251
Ferroglobe plc	732	5,754
FMC Corp.	1,025	38,581
Freeport-McMoRan, Inc. (b)	45,658	348,371
Graphic Packaging Holding Co.	2,806	34,598
Greif, Inc., Class A	643	17,046
H.B. Fuller Co.	488	18,783
Hecla Mining Co.	4,075	10,554
Huntsman Corp.	4,284	46,524
Innophos Holdings, Inc.	244	7,071
Innospec, Inc.	275	11,935
International Flavors & Fragrances, Inc.	488	50,406
International Paper Co.	5,329	190,245
Kaiser Aluminum Corp.	244	18,693
KapStone Paper & Packaging Corp.	488	4,997
Koppers Holdings, Inc. *	767	13,453
Kraton Performance Polymers, Inc. *	366	6,284
Louisiana-Pacific Corp. *	732	11,631
LyondellBasell Industries N.V., Class A	5,259	421,824
Martin Marietta Materials, Inc.	246	35,085
Materion Corp.	244	6,364
Minerals Technologies, Inc.	366	18,600
Monsanto Co.	3,348	301,287
Myers Industries, Inc.	488	5,871
Neenah Paper, Inc.	100	6,056
NewMarket Corp.	73	26,655
Newmont Mining Corp.	10,821	279,506
Nucor Corp.	5,174	203,545
Security	Number of Shares	Value ($)
Olin Corp.	1,222	18,526
Owens-Illinois, Inc. *	2,582	38,627
P.H. Glatfelter Co.	610	11,206
Packaging Corp. of America	614	29,779
PolyOne Corp.	610	16,415
PPG Industries, Inc.	1,927	186,013
Praxair, Inc.	2,442	248,571
Quaker Chemical Corp.	71	5,525
Reliance Steel & Aluminum Co.	1,586	96,572
Royal Gold, Inc.	168	7,790
RPM International, Inc.	1,098	44,853
Schnitzer Steel Industries, Inc., Class A	2,076	30,393
Schweitzer-Mauduit International, Inc.	244	7,374
Sealed Air Corp.	1,222	55,882
Sensient Technologies Corp.	488	28,050
Silgan Holdings, Inc.	488	25,000
Sonoco Products Co.	1,342	58,645
Southern Copper Corp.	1,990	47,641
Steel Dynamics, Inc.	4,133	75,179
Stepan Co.	431	21,412
Stillwater Mining Co. *	1,635	13,718
The Dow Chemical Co.	11,365	552,453
The Mosaic Co.	6,112	162,885
The Scotts Miracle-Gro Co., Class A	488	33,682
The Sherwin-Williams Co.	295	79,797
The Valspar Corp.	610	47,726
United States Steel Corp. (b)	3,710	33,835
Vulcan Materials Co.	642	63,256
W.R. Grace & Co. *	122	8,386
Westlake Chemical Corp.	244	10,521
WestRock Co.	1,939	65,480
Worthington Industries, Inc.	732	22,773
		6,321,346
Media 3.3%
AMC Networks, Inc., Class A *	122	7,996
Cablevision Systems Corp., Class A	3,018	98,176
CBS Corp., Class B Non-Voting Shares	5,158	249,544
Charter Communications, Inc., Class A *(b)	487	87,446
Cinemark Holdings, Inc.	1,101	36,443
Comcast Corp., Class A	16,255	938,401
Discovery Communications, Inc., Class A *	2,292	57,300
Discovery Communications, Inc., Class C *	4,155	102,421
DISH Network Corp., Class A *	1,164	54,859
DreamWorks Animation SKG, Inc., Class A *	898	23,043
John Wiley & Sons, Inc., Class A	366	15,932
Liberty Broadband Corp., Class C *	139	7,001
Liberty Media Corp., Class A *	642	22,868
Liberty Media Corp., Class C *	1,282	44,742
Lions Gate Entertainment Corp.	244	5,148
Live Nation Entertainment, Inc. *	828	18,208
Loral Space & Communications, Inc. *	364	11,670
Meredith Corp.	394	17,135
MSG Networks, Inc., Class A *	244	4,007
National CineMedia, Inc.	743	11,108
News Corp., Class A	5,683	61,490
News Corp., Class B	639	7,291

8    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Omnicom Group, Inc.	2,562	199,349
Regal Entertainment Group, Class A (b)	1,220	24,022
Scholastic Corp.	732	25,642
Scripps Networks Interactive, Inc., Class A	1,005	59,536
Sinclair Broadcast Group, Inc., Class A	267	8,242
Sirius XM Holdings, Inc. *	8,081	30,061
Starz, Class A *	327	8,237
TEGNA, Inc.	2,686	66,183
The Interpublic Group of Cos., Inc.	3,483	74,501
The New York Times Co., Class A	1,401	17,611
The Walt Disney Co.	8,947	854,618
Thomson Reuters Corp.	3,663	134,066
Time Warner Cable, Inc.	3,750	715,725
Time Warner, Inc.	12,091	800,424
Time, Inc.	2,733	38,535
Tribune Media Co., Class A	417	14,970
Twenty-First Century Fox, Inc., Class A	10,037	271,200
Twenty-First Century Fox, Inc., Class B	2,134	57,959
Viacom, Inc., Class B	7,511	276,780
		5,559,890
Pharmaceuticals, Biotechnology & Life Sciences 5.1%
AbbVie, Inc.	5,347	292,000
Agilent Technologies, Inc.	2,099	78,398
Alexion Pharmaceuticals, Inc. *	122	17,178
Allergan plc *	244	70,787
Amgen, Inc.	5,118	728,189
Bio-Rad Laboratories, Inc., Class A *	243	32,718
Bio-Techne Corp.	122	10,472
Biogen, Inc. *	471	122,187
Bristol-Myers Squibb Co.	8,731	540,711
Bruker Corp. *	399	10,366
Celgene Corp. *	1,652	166,571
Charles River Laboratories International, Inc. *	461	33,851
Eli Lilly & Co.	7,201	518,472
Endo International plc *	327	13,672
Gilead Sciences, Inc.	3,322	289,844
Illumina, Inc. *	126	18,930
Impax Laboratories, Inc. *	366	11,965
Jazz Pharmaceuticals plc *	85	10,334
Johnson & Johnson	19,768	2,079,791
Mallinckrodt plc *	312	20,289
Merck & Co., Inc.	22,573	1,133,390
Mettler-Toledo International, Inc. *	171	53,850
Mylan N.V. *	1,718	77,430
Myriad Genetics, Inc. *	347	12,145
PAREXEL International Corp. *	244	14,320
PDL BioPharma, Inc.	3,797	11,429
PerkinElmer, Inc.	854	40,360
Perrigo Co., plc	244	30,805
Pfizer, Inc.	56,661	1,681,132
Prestige Brands Holdings, Inc. *	177	8,655
QIAGEN N.V. *	732	15,453
Quintiles Transnational Holdings, Inc. *	163	10,222
Regeneron Pharmaceuticals, Inc. *	25	9,600
Thermo Fisher Scientific, Inc.	1,540	198,953
United Therapeutics Corp. *	122	14,877
Security	Number of Shares	Value ($)
Waters Corp. *	488	58,711
Zoetis, Inc.	1,535	63,027
		8,501,084
Real Estate 2.0%
Alexandria Real Estate Equities, Inc.	407	32,218
Altisource Portfolio Solutions S.A. *	319	8,536
American Campus Communities, Inc.	368	16,107
American Capital Agency Corp.	2,092	37,802
American Tower Corp.	925	85,285
Annaly Capital Management, Inc.	16,935	171,552
Anworth Mortgage Asset Corp.	1,220	5,734
Apartment Investment & Management Co., Class A	311	11,386
AvalonBay Communities, Inc.	366	62,820
Boston Properties, Inc.	622	70,995
Brandywine Realty Trust	1,342	16,520
Brixmor Property Group, Inc.	523	12,254
Camden Property Trust	366	27,355
Capstead Mortgage Corp.	732	7,108
CBL & Associates Properties, Inc.	1,293	14,908
CBRE Group, Inc., Class A *	1,098	27,900
Chimera Investment Corp.	1,964	25,591
Columbia Property Trust, Inc.	769	15,588
Corporate Office Properties Trust	982	22,979
Corrections Corp. of America	1,857	53,723
Crown Castle International Corp.	774	66,951
CubeSmart	319	9,538
DCT Industrial Trust, Inc.	325	11,762
DDR Corp.	1,220	20,411
DiamondRock Hospitality Co.	1,220	10,858
Digital Realty Trust, Inc.	610	48,233
Douglas Emmett, Inc.	488	13,098
Duke Realty Corp.	1,952	40,367
DuPont Fabros Technology, Inc.	246	8,770
EastGroup Properties, Inc.	122	6,616
EPR Properties	244	15,184
Equinix, Inc.	127	38,569
Equity Commonwealth *	1,220	32,489
Equity LifeStyle Properties, Inc.	455	31,923
Equity One, Inc.	556	15,240
Equity Residential	1,298	96,688
Essex Property Trust, Inc.	159	33,275
Extra Space Storage, Inc.	244	20,045
Federal Realty Investment Trust	244	36,127
Forest City Realty Trust, Inc., Class A *	459	8,560
Franklin Street Properties Corp.	805	7,656
General Growth Properties, Inc.	1,854	51,022
Government Properties Income Trust	371	5,506
Gramercy Property Trust	1,138	8,592
Hatteras Financial Corp.	1,413	19,429
HCP, Inc.	2,203	65,165
Healthcare Realty Trust, Inc.	366	10,618
Healthcare Trust of America, Inc., Class A	383	10,651
Hersha Hospitality Trust	548	11,031
Highwoods Properties, Inc.	610	26,565
Hospitality Properties Trust	1,464	35,546
Host Hotels & Resorts, Inc.	4,148	63,506
Invesco Mortgage Capital, Inc.	1,013	11,457
Investors Real Estate Trust	1,053	6,465

See financial notes    9

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Iron Mountain, Inc.	2,352	69,102
Jones Lang LaSalle, Inc.	234	23,884
Kilroy Realty Corp.	244	13,242
Kimco Realty Corp.	2,318	62,006
Lamar Advertising Co., Class A	303	17,310
LaSalle Hotel Properties	488	11,883
Lexington Realty Trust	976	7,554
Liberty Property Trust	854	24,663
Mack-Cali Realty Corp.	1,342	26,706
Medical Properties Trust, Inc.	534	6,178
MFA Financial, Inc.	4,029	27,437
Mid-America Apartment Communities, Inc.	374	33,638
National Retail Properties, Inc.	370	16,273
New Residential Investment Corp.	1,054	12,342
NorthStar Realty Finance Corp.	653	8,156
Omega Healthcare Investors, Inc.	366	11,734
Outfront Media, Inc.	496	10,143
Pennsylvania Real Estate Investment Trust	488	9,350
PennyMac Mortgage Investment Trust	1,012	13,318
Piedmont Office Realty Trust, Inc., Class A	1,852	34,021
Post Properties, Inc.	238	13,264
Potlatch Corp.	488	12,903
Prologis, Inc.	1,409	54,190
PS Business Parks, Inc.	122	11,201
Public Storage	488	121,751
Rayonier, Inc.	1,606	35,059
Realogy Holdings Corp. *	220	7,033
Realty Income Corp.	665	38,929
Redwood Trust, Inc.	732	8,703
Regency Centers Corp.	632	44,607
Retail Properties of America, Inc., Class A	881	12,942
RLJ Lodging Trust	664	13,924
Ryman Hospitality Properties, Inc.	244	11,680
Sabra Health Care REIT, Inc.	610	12,148
Senior Housing Properties Trust	1,047	16,344
Simon Property Group, Inc.	997	189,161
SL Green Realty Corp.	244	21,516
Sovran Self Storage, Inc.	122	12,986
Spirit Realty Capital, Inc.	1,097	11,727
Starwood Property Trust, Inc.	1,036	18,171
Sun Communities, Inc.	122	8,239
Sunstone Hotel Investors, Inc.	889	11,468
Tanger Factory Outlet Centers, Inc.	244	7,828
Taubman Centers, Inc.	244	17,280
The Geo Group, Inc.	366	10,629
The Macerich Co.	488	38,591
Two Harbors Investment Corp.	1,026	7,951
UDR, Inc.	1,386	47,581
Ventas, Inc.	1,377	76,658
Vornado Realty Trust	977	84,374
Washington Real Estate Investment Trust	366	9,468
Weingarten Realty Investors	732	25,788
Welltower, Inc.	872	55,616
Western Asset Mortgage Capital Corp.	660	7,135
Weyerhaeuser Co.	9,397	244,124
WP Carey, Inc.	244	13,832
		3,398,015
Security	Number of Shares	Value ($)
Retailing 5.1%
Aaron's, Inc.	1,586	36,462
Abercrombie & Fitch Co., Class A	3,179	92,350
Advance Auto Parts, Inc.	418	62,048
Amazon.com, Inc. *	474	261,895
American Eagle Outfitters, Inc.	4,880	74,469
Asbury Automotive Group, Inc. *	252	14,717
Ascena Retail Group, Inc. *	2,407	20,339
AutoNation, Inc. *	998	51,367
AutoZone, Inc. *	101	78,232
Barnes & Noble, Inc.	956	9,273
Bed Bath & Beyond, Inc. *	3,575	171,421
Best Buy Co., Inc.	7,933	256,950
Big Lots, Inc.	1,727	69,857
Burlington Stores, Inc. *	282	15,809
Cabela's, Inc. *	318	15,258
Caleres, Inc.	854	24,202
CarMax, Inc. *	1,220	56,437
Chico's FAS, Inc.	2,532	32,308
Citi Trends, Inc.	264	4,881
Conn's, Inc. *	62	1,052
Core-Mark Holding Co., Inc.	959	70,611
CST Brands, Inc.	3,052	99,007
Dick's Sporting Goods, Inc.	963	40,899
Dillard's, Inc., Class A	488	40,841
Dollar General Corp.	2,440	181,170
Dollar Tree, Inc. *	1,867	149,827
DSW, Inc., Class A	854	22,375
Expedia, Inc.	436	45,392
Express, Inc. *	1,342	23,123
Five Below, Inc. *	175	6,711
Foot Locker, Inc.	1,405	87,813
Fred's, Inc., Class A	1,220	17,434
GameStop Corp., Class A (b)	3,527	108,702
Genesco, Inc. *	244	16,099
Genuine Parts Co.	1,831	165,065
GNC Holdings, Inc., Class A	1,025	29,192
Group 1 Automotive, Inc.	488	27,211
Guess?, Inc.	2,075	44,301
Haverty Furniture Cos., Inc.	117	2,274
Hibbett Sports, Inc. *	361	12,816
HSN, Inc.	244	12,954
J.C. Penney Co., Inc. *(b)	12,808	130,642
Kohl's Corp.	5,967	278,480
L Brands, Inc.	1,616	137,021
Lands' End, Inc. *	490	11,789
Liberty Interactive Corp. QVC Group, Class A *	4,551	115,504
Liberty TripAdvisor Holdings, Inc., Class A *	410	8,360
Lithia Motors, Inc., Class A	244	22,624
LKQ Corp. *	1,173	32,375
Lowe's Cos., Inc.	11,499	776,527
Lumber Liquidators Holdings, Inc. *(b)	735	8,328
Macy's, Inc.	4,764	205,852
Monro Muffler Brake, Inc.	122	8,341
Murphy USA, Inc. *	2,443	155,595
Netflix, Inc. *	286	26,715
Nordstrom, Inc.	1,503	77,134
Nutrisystem, Inc.	786	15,995
O'Reilly Automotive, Inc. *	504	131,201

10    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Office Depot, Inc. *	6,777	34,427
Outerwall, Inc. (b)	332	10,355
Penske Automotive Group, Inc.	610	23,009
Pier 1 Imports, Inc.	3,190	15,759
Pool Corp.	244	19,586
Rent-A-Center, Inc.	2,691	34,364
Restoration Hardware Holdings, Inc. *	27	1,026
Ross Stores, Inc.	2,128	116,997
Sally Beauty Holdings, Inc. *	1,124	35,496
Sears Holdings Corp. *	1,009	17,627
Select Comfort Corp. *	244	4,368
Shutterfly, Inc. *	169	7,510
Signet Jewelers Ltd.	553	59,945
Sonic Automotive, Inc., Class A	854	16,354
Stage Stores, Inc.	1,861	15,632
Staples, Inc.	21,353	201,786
Stein Mart, Inc.	525	3,890
Tailored Brands, Inc.	492	7,596
Target Corp.	11,290	885,701
The Buckle, Inc.	515	16,377
The Cato Corp., Class A	366	13,249
The Children's Place, Inc.	494	33,661
The Finish Line, Inc., Class A	732	13,337
The Gap, Inc.	5,769	159,513
The Home Depot, Inc.	10,395	1,290,227
The Michaels Cos., Inc. *	306	7,130
The Priceline Group, Inc. *	97	122,725
The TJX Cos., Inc.	5,851	433,559
Tiffany & Co.	624	40,548
Tractor Supply Co.	854	72,223
TripAdvisor, Inc. *	122	7,637
Tuesday Morning Corp. *	734	4,940
Ulta Salon, Cosmetics & Fragrance, Inc. *	157	25,935
Urban Outfitters, Inc. *	1,293	34,252
Vitamin Shoppe, Inc. *	253	6,980
Williams-Sonoma, Inc.	884	46,065
Zumiez, Inc. *	455	9,400
		8,544,813
Semiconductors & Semiconductor Equipment 2.5%
Advanced Micro Devices, Inc. *(b)	13,543	28,982
Amkor Technology, Inc. *	1,328	6,720
Analog Devices, Inc.	1,547	81,976
Applied Materials, Inc.	10,963	206,872
Atmel Corp.	4,082	32,983
Broadcom Ltd.	828	110,927
Brooks Automation, Inc.	976	9,516
Cabot Microelectronics Corp. *	557	21,422
Cirrus Logic, Inc. *	396	13,951
Cree, Inc. *	332	10,538
Cypress Semiconductor Corp. *	1,754	13,997
Diodes, Inc. *	366	7,005
Entegris, Inc. *	1,220	15,079
Fairchild Semiconductor International, Inc. *	1,661	33,320
First Solar, Inc. *	621	44,631
Integrated Device Technology, Inc. *	950	18,449
Intel Corp.	61,775	1,827,922
Intersil Corp., Class A	1,839	23,484
KLA-Tencor Corp.	1,378	93,346
Security	Number of Shares	Value ($)
Lam Research Corp.	890	65,237
Linear Technology Corp.	1,220	53,216
Marvell Technology Group Ltd.	7,923	75,665
Maxim Integrated Products, Inc.	2,440	82,618
Microchip Technology, Inc.	1,342	59,706
Micron Technology, Inc. *	6,689	71,104
Microsemi Corp. *	330	11,428
MKS Instruments, Inc.	488	16,055
NVIDIA Corp.	2,478	77,710
ON Semiconductor Corp. *	3,172	26,613
Photronics, Inc. *	976	9,926
QUALCOMM, Inc.	9,312	472,956
Silicon Laboratories, Inc. *	366	15,098
Skyworks Solutions, Inc.	438	29,105
Synaptics, Inc. *	180	14,618
Teradyne, Inc.	1,220	23,278
Texas Instruments, Inc.	8,506	450,988
Veeco Instruments, Inc. *	759	14,079
Xilinx, Inc.	1,506	71,113
		4,241,633
Software & Services 7.2%
Accenture plc, Class A	4,375	438,637
ACI Worldwide, Inc. *	372	6,942
Activision Blizzard, Inc.	5,189	164,336
Acxiom Corp. *	976	20,242
Adobe Systems, Inc. *	1,211	103,117
Akamai Technologies, Inc. *	618	33,353
Alliance Data Systems Corp. *	223	46,859
Alphabet, Inc., Class A *	656	470,496
Alphabet, Inc., Class C *	653	455,644
Amdocs Ltd.	1,708	96,946
ANSYS, Inc. *	275	22,830
Autodesk, Inc. *	976	50,498
Automatic Data Processing, Inc.	2,419	204,865
AVG Technologies N.V. *	581	11,120
Booz Allen Hamilton Holding Corp.	1,408	38,861
Broadridge Financial Solutions, Inc.	854	47,935
CA, Inc.	3,715	108,812
CACI International, Inc., Class A *	494	47,730
Cadence Design Systems, Inc. *	610	13,145
Cardtronics, Inc. *	308	10,386
Cimpress N.V. *	244	21,516
Citrix Systems, Inc. *	878	62,031
Cognizant Technology Solutions Corp., Class A *	1,740	99,145
Computer Sciences Corp.	2,216	63,843
Convergys Corp.	1,830	47,177
CoreLogic, Inc. *	1,254	43,376
CSG Systems International, Inc.	610	23,156
DST Systems, Inc.	321	33,570
EarthLink Holdings Corp.	2,483	14,004
eBay, Inc. *	6,984	166,219
Electronic Arts, Inc. *	588	37,773
Euronet Worldwide, Inc. *	246	16,123
Everi Holdings, Inc. *	1,467	4,313
Facebook, Inc., Class A *	860	91,951
Fair Isaac Corp.	354	35,230
Fidelity National Information Services, Inc.	2,440	142,130
Fiserv, Inc. *	1,459	139,524

See financial notes    11

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
FleetCor Technologies, Inc. *	67	8,555
Gartner, Inc. *	244	20,106
Genpact Ltd. *	858	22,677
Global Payments, Inc.	732	44,615
Heartland Payment Systems, Inc.	244	22,819
IAC/InterActiveCorp	892	39,623
International Business Machines Corp.	15,798	2,070,012
Intuit, Inc.	1,486	143,607
j2 Global, Inc.	244	17,832
Jack Henry & Associates, Inc.	366	30,100
Leidos Holdings, Inc.	1,697	73,344
LinkedIn Corp., Class A *	50	5,859
Manhattan Associates, Inc. *	122	6,742
ManTech International Corp., Class A	488	14,215
MasterCard, Inc., Class A	2,722	236,596
MAXIMUS, Inc.	366	17,996
Mentor Graphics Corp.	366	6,991
Microsoft Corp.	63,868	3,249,604
Monster Worldwide, Inc. *	2,598	7,742
NeuStar, Inc., Class A *	1,343	33,400
Nuance Communications, Inc. *	860	16,779
Oracle Corp.	25,384	933,623
Paychex, Inc.	1,569	80,631
Progress Software Corp. *	366	9,231
PTC, Inc. *	488	15,084
Rackspace Hosting, Inc. *	635	13,672
Red Hat, Inc. *	272	17,775
Rovi Corp. *	1,039	23,668
salesforce.com, Inc. *	244	16,531
Science Applications International Corp.	740	33,041
Solera Holdings, Inc.	415	23,115
SS&C Technologies Holdings, Inc.	171	9,968
Sykes Enterprises, Inc. *	610	18,587
Symantec Corp.	7,600	146,756
Synopsys, Inc. *	737	32,981
Take-Two Interactive Software, Inc. *	610	21,954
Teradata Corp. *	1,901	47,430
The Western Union Co.	8,261	150,846
Total System Services, Inc.	853	37,174
Travelport Worldwide Ltd.	970	12,591
Unisys Corp. *	1,494	16,090
Vantiv, Inc., Class A *	247	12,854
Verint Systems, Inc. *	220	7,817
VeriSign, Inc. *	440	37,176
Visa, Inc., Class A	4,887	353,770
VMware, Inc., Class A *	196	9,896
WebMD Health Corp. *	280	15,529
WEX, Inc. *	122	7,967
Xerox Corp.	22,194	213,284
Yahoo! Inc. *	3,087	98,136
Zynga, Inc., Class A *	3,372	7,115
		11,947,341
Technology Hardware & Equipment 4.3%
ADTRAN, Inc.	732	13,696
Amphenol Corp., Class A	1,466	77,801
Anixter International, Inc. *	611	26,169
Apple, Inc.	22,178	2,144,391
ARRIS International plc *	854	20,402
Arrow Electronics, Inc. *	2,440	139,470
Security	Number of Shares	Value ($)
Avnet, Inc.	3,699	152,214
AVX Corp.	847	9,944
Belden, Inc.	250	13,693
Benchmark Electronics, Inc. *	1,464	31,696
Brocade Communications Systems, Inc.	3,294	32,709
CDW Corp.	384	15,199
Cisco Systems, Inc.	45,139	1,181,739
Cognex Corp.	244	9,030
Coherent, Inc. *	244	20,642
CommScope Holding Co., Inc. *	356	8,968
Comtech Telecommunications Corp.	781	16,050
Corning, Inc.	12,240	223,992
Diebold, Inc.	854	21,196
Dolby Laboratories, Inc., Class A	645	25,478
EchoStar Corp., Class A *	366	16,360
Electronics For Imaging, Inc. *	399	15,804
EMC Corp.	15,816	413,272
F5 Networks, Inc. *	244	23,465
Fabrinet *	375	10,706
FEI Co.	122	9,911
Finisar Corp. *	488	7,115
FLIR Systems, Inc.	1,252	38,762
Harmonic, Inc. *	336	1,126
Harris Corp.	1,457	113,675
HP, Inc.	64,486	689,355
II-VI, Inc. *	606	13,302
Ingram Micro, Inc., Class A	7,326	262,271
Insight Enterprises, Inc. *	1,098	28,658
InterDigital, Inc.	244	12,134
IPG Photonics Corp. *	126	10,390
Itron, Inc. *	512	20,398
Jabil Circuit, Inc.	4,758	99,204
Juniper Networks, Inc.	3,865	95,466
Keysight Technologies, Inc. *	1,362	35,535
Knowles Corp. *	876	9,969
Lexmark International, Inc., Class A	1,700	52,734
Littelfuse, Inc.	122	13,862
Methode Electronics, Inc.	262	7,485
Motorola Solutions, Inc.	2,517	184,974
MTS Systems Corp.	122	6,704
National Instruments Corp.	488	14,079
NCR Corp. *	1,375	32,120
NetApp, Inc.	2,688	66,770
NETGEAR, Inc. *	612	24,180
OSI Systems, Inc. *	122	7,365
Plantronics, Inc.	244	9,150
Plexus Corp. *	610	22,198
Polycom, Inc. *	2,310	24,047
QLogic Corp. *	2,318	29,879
Rofin-Sinar Technologies, Inc. *	710	15,861
SanDisk Corp.	1,634	118,073
Sanmina Corp. *	1,606	33,084
ScanSource, Inc. *	488	18,246
Super Micro Computer, Inc. *	299	9,709
SYNNEX Corp.	622	58,487
Tech Data Corp. *	2,085	146,805
Trimble Navigation Ltd. *	943	21,934
TTM Technologies, Inc. *	1,006	6,599
VeriFone Systems, Inc. *	651	15,552
ViaSat, Inc. *	122	8,907
Viavi Solutions, Inc. *	1,952	12,747

12    See financial notes

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Vishay Intertechnology, Inc.	2,562	30,334
Western Digital Corp.	2,146	93,415
Zebra Technologies Corp., Class A *	367	22,673
		7,219,330
Telecommunication Services 4.4%
AT&T, Inc.	115,324	4,261,222
CenturyLink, Inc.	13,061	399,536
Cincinnati Bell, Inc. *	6,735	23,303
Consolidated Communications Holdings, Inc.	488	11,414
Frontier Communications Corp. (b)	23,559	127,454
General Communication, Inc., Class A *	485	9,259
Inteliquent, Inc.	389	6,621
Intelsat S.A. *	2,845	4,893
Iridium Communications, Inc. *	870	6,029
Level 3 Communications, Inc. *	860	41,753
NTELOS Holdings Corp. *	1,345	12,361
SBA Communications Corp., Class A *	244	23,153
T-Mobile US, Inc. *	488	18,105
Telephone & Data Systems, Inc.	2,943	78,637
Verizon Communications, Inc.	43,392	2,201,276
Vonage Holdings Corp. *	2,885	15,493
Windstream Holdings, Inc. (b)	5,762	43,330
Zayo Group Holdings, Inc. *	412	9,756
		7,293,595
Transportation 1.8%
Alaska Air Group, Inc.	497	36,728
Allegiant Travel Co.	66	10,816
AMERCO	26	8,913
American Airlines Group, Inc.	679	27,839
ArcBest Corp.	500	9,785
Atlas Air Worldwide Holdings, Inc. *	375	13,579
Avis Budget Group, Inc. *	1,938	49,690
C.H. Robinson Worldwide, Inc.	2,214	154,604
Copa Holdings S.A., Class A	444	27,111
CSX Corp.	11,451	276,427
Delta Air Lines, Inc.	872	42,065
Expeditors International of Washington, Inc.	2,159	98,839
FedEx Corp.	3,402	465,666
Forward Air Corp.	244	9,936
Genesee & Wyoming, Inc., Class A *	122	6,920
Hawaiian Holdings, Inc. *	391	16,821
Heartland Express, Inc.	610	11,224
Hertz Global Holdings, Inc. *	7,428	63,138
Hub Group, Inc., Class A *	488	18,017
J.B. Hunt Transport Services, Inc.	610	46,537
JetBlue Airways Corp. *	1,876	41,272
Kansas City Southern	368	30,069
Kirby Corp. *	247	13,983
Knight Transportation, Inc.	610	14,780
Landstar System, Inc.	488	28,889
Macquarie Infrastructure Corp.	100	6,105
Marten Transport Ltd.	384	6,298
Matson, Inc.	273	10,944
Navios Maritime Holdings, Inc.	7,648	6,316
Norfolk Southern Corp.	2,869	209,925
Old Dominion Freight Line, Inc. *	191	12,331
Security	Number of Shares	Value ($)
Ryder System, Inc.	996	56,493
Saia, Inc. *	177	4,646
SkyWest, Inc.	2,208	39,854
Southwest Airlines Co.	806	33,812
Spirit Airlines, Inc. *	180	8,595
Swift Transportation Co. *	732	12,473
Union Pacific Corp.	6,523	514,404
United Continental Holdings, Inc. *	645	36,933
United Parcel Service, Inc., Class B	4,638	447,799
Werner Enterprises, Inc.	854	22,674
Wesco Aircraft Holdings, Inc. *	245	3,133
		2,956,383
Utilities 4.8%
AES Corp.	18,371	180,036
AGL Resources, Inc.	987	63,810
ALLETE, Inc.	366	19,405
Alliant Energy Corp.	1,248	84,802
Ameren Corp.	3,830	179,818
American Electric Power Co., Inc.	5,981	369,327
American States Water Co.	244	10,348
American Water Works Co., Inc.	1,500	97,230
Aqua America, Inc.	733	22,408
Atmos Energy Corp.	1,342	93,148
Avista Corp.	732	27,670
Black Hills Corp.	366	20,500
California Water Service Group	366	9,048
Calpine Corp. *	6,712	84,303
CenterPoint Energy, Inc.	6,516	121,393
Cleco Corp.	728	33,422
CMS Energy Corp.	3,123	123,546
Consolidated Edison, Inc.	4,148	290,401
Dominion Resources, Inc.	5,077	354,984
DTE Energy Co.	2,232	187,756
Duke Energy Corp.	6,182	459,199
Dynegy, Inc. *	547	5,514
Edison International	3,662	249,602
El Paso Electric Co.	366	14,951
Entergy Corp.	3,834	276,853
Eversource Energy	2,153	116,908
Exelon Corp.	16,547	521,065
FirstEnergy Corp.	8,963	299,992
Great Plains Energy, Inc.	1,841	54,015
Hawaiian Electric Industries, Inc.	1,265	37,140
IDACORP, Inc.	366	25,971
ITC Holdings Corp.	735	29,863
MDU Resources Group, Inc.	3,082	56,123
MGE Energy, Inc.	246	11,941
National Fuel Gas Co.	610	27,865
New Jersey Resources Corp.	976	33,789
NextEra Energy, Inc.	3,483	392,952
NiSource, Inc.	3,688	79,218
Northwest Natural Gas Co.	366	18,260
NorthWestern Corp.	366	21,729
NRG Energy, Inc.	9,811	105,763
OGE Energy Corp.	1,794	44,635
ONE Gas, Inc.	242	14,031
Otter Tail Corp.	876	23,967
Pepco Holdings, Inc.	3,664	95,923
PG&E Corp.	5,497	311,845
Piedmont Natural Gas Co., Inc.	732	43,488

See financial notes    13

Schwab Fundamental U.S. Broad Market Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pinnacle West Capital Corp.	1,342	92,370
PNM Resources, Inc.	976	31,154
Portland General Electric Co.	990	37,669
PPL Corp.	7,094	248,219
Public Service Enterprise Group, Inc.	6,834	291,538
Questar Corp.	1,307	32,374
SCANA Corp.	1,586	103,122
Sempra Energy	2,129	205,470
South Jersey Industries, Inc.	488	12,420
Southwest Gas Corp.	488	29,768
TECO Energy, Inc.	3,294	90,486
The Empire District Electric Co.	488	15,967
The Laclede Group, Inc.	366	23,980
The Southern Co.	10,694	515,237
UGI Corp.	2,030	75,029
Vectren Corp.	976	44,428
WEC Energy Group, Inc.	2,457	138,452
Westar Energy, Inc.	1,631	70,883
WGL Holdings, Inc.	714	48,688
Xcel Energy, Inc.	5,856	231,546
		8,084,757
Total Common Stock
(Cost $179,361,218)		166,436,416

Rights 0.0% of net assets
Telecommunication Services 0.0%
Leap Wireless CVR *(d)(e)	735	1,574
Total Rights
(Cost $1,852)		1,574

Other Investment Companies 0.4% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (c)	116,744	116,744
Securities Lending Collateral 0.3%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (c)	632,495	632,495
Total Other Investment Companies
(Cost $749,239)		749,239

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $180,071,872 and the unrealized appreciation and depreciation were $11,190,493 and ($24,075,136), respectively, with a net unrealized depreciation of ($12,884,643).
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's investment adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $619,152.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $1,574 or 0.0% of net assets.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/18/16	5	482,375	12,643

14    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	962,923,359	890,193,208
0.8%	Other Investment Companies	7,107,780	7,107,780
100.4%	Total Investments	970,031,139	897,300,988
(0.4%)	Other Assets and Liabilities, Net		(3,912,271)
100.0%	Net Assets		893,388,717

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.2%
BorgWarner, Inc.	11,202	366,081
Dana Holding Corp.	13,339	165,937
Delphi Automotive plc	7,579	505,368
Ford Motor Co.	258,487	3,233,672
General Motors Co.	97,476	2,869,694
Harley-Davidson, Inc.	10,823	467,229
Johnson Controls, Inc.	42,288	1,541,821
Lear Corp.	5,895	597,458
The Goodyear Tire & Rubber Co.	13,634	410,656
Visteon Corp.	3,249	227,170
		10,385,086
Banks 4.7%
Bank of America Corp.	508,618	6,367,897
BB&T Corp.	35,716	1,148,627
CIT Group, Inc.	11,615	346,243
Citigroup, Inc.	139,370	5,414,524
Citizens Financial Group, Inc.	5,228	100,534
Comerica, Inc.	7,961	268,923
Fifth Third Bancorp	44,997	686,654
Huntington Bancshares, Inc.	27,504	240,660
JPMorgan Chase & Co.	194,719	10,962,680
KeyCorp	35,957	379,346
M&T Bank Corp.	6,701	687,188
New York Community Bancorp, Inc.	27,216	411,778
People's United Financial, Inc.	17,021	248,677
PHH Corp. *	13,103	118,844
Popular, Inc.	6,829	180,969
Regions Financial Corp.	67,445	507,186
SunTrust Banks, Inc.	24,520	813,574
The PNC Financial Services Group, Inc.	21,552	1,752,393
Security	Number of Shares	Value ($)
U.S. Bancorp	63,173	2,433,424
Wells Fargo & Co.	181,891	8,534,326
		41,604,447
Capital Goods 7.9%
3M Co.	27,127	4,255,412
AECOM *	12,697	348,660
AGCO Corp.	9,411	465,750
AMETEK, Inc.	5,859	271,916
Armstrong World Industries, Inc. *	7,420	300,733
Carlisle Cos., Inc.	2,622	236,399
Caterpillar, Inc.	45,211	3,060,785
Chicago Bridge & Iron Co. N.V.	4,257	142,780
Cummins, Inc.	12,786	1,247,530
Danaher Corp.	14,965	1,335,926
Deere & Co.	29,166	2,338,530
Dover Corp.	10,677	648,948
Eaton Corp. plc	22,380	1,269,170
EMCOR Group, Inc.	5,841	267,927
Emerson Electric Co.	56,298	2,749,031
Fastenal Co. (b)	12,330	558,426
Flowserve Corp.	9,801	411,838
Fluor Corp.	26,141	1,203,532
Fortune Brands Home & Security, Inc.	5,988	300,717
General Dynamics Corp.	17,278	2,354,473
General Electric Co.	464,233	13,527,750
Honeywell International, Inc.	25,602	2,594,763
Hubbell, Inc.	2,596	257,939
Illinois Tool Works, Inc.	19,678	1,854,651
Ingersoll-Rand plc	15,782	876,848
Jacobs Engineering Group, Inc. *	14,363	555,130
Joy Global, Inc. (b)	22,277	287,819
KBR, Inc.	35,329	488,600
Kennametal, Inc.	7,197	144,876
L-3 Communications Holdings, Inc.	12,317	1,444,907
Lincoln Electric Holdings, Inc.	3,900	212,823
Lockheed Martin Corp.	13,627	2,940,570
Northrop Grumman Corp.	16,975	3,262,934
NOW, Inc. *	10,906	176,459
Oshkosh Corp.	8,525	294,112
Owens Corning	8,979	385,379
PACCAR, Inc.	20,090	1,034,635
Parker-Hannifin Corp.	9,728	984,474
Pentair plc	5,934	283,111
Quanta Services, Inc. *	15,889	322,388
Raytheon Co.	22,875	2,833,069
Rockwell Automation, Inc.	4,218	439,052
Rockwell Collins, Inc.	6,803	595,739
Roper Technologies, Inc.	1,947	326,960
Snap-on, Inc.	1,947	281,672
SPX Corp.	10,656	125,634
Stanley Black & Decker, Inc.	7,154	672,547
Textron, Inc.	13,993	477,861
The Boeing Co.	20,878	2,467,362
The Timken Co.	7,491	223,456
TransDigm Group, Inc. *	1,424	304,138
Trinity Industries, Inc.	6,895	109,217
United Rentals, Inc. *	3,914	201,845
United Technologies Corp.	49,423	4,775,250
W.W. Grainger, Inc.	4,119	893,411

See financial notes    15

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
WESCO International, Inc. *	4,860	214,083
Xylem, Inc.	7,788	291,349
		70,931,296
Commercial & Professional Services 0.8%
Cintas Corp.	4,540	381,315
Equifax, Inc.	3,327	348,936
ManpowerGroup, Inc.	8,667	671,173
Nielsen Holdings plc	8,150	410,271
Pitney Bowes, Inc.	22,042	399,401
R.R. Donnelley & Sons Co.	24,251	368,130
Republic Services, Inc.	18,162	830,003
Robert Half International, Inc.	7,816	307,872
The ADT Corp.	14,405	581,530
The Dun & Bradstreet Corp.	2,599	248,958
Tyco International plc	18,219	640,944
Verisk Analytics, Inc. *	3,260	237,458
Waste Management, Inc.	29,930	1,671,591
		7,097,582
Consumer Durables & Apparel 1.2%
Coach, Inc.	29,891	1,163,956
Fossil Group, Inc. *	6,201	290,889
Garmin Ltd.	8,436	341,742
Hasbro, Inc.	6,754	512,426
Jarden Corp. *	5,667	299,671
Leggett & Platt, Inc.	9,959	444,769
Mattel, Inc.	33,845	1,100,639
Mohawk Industries, Inc. *	2,111	379,410
Newell Rubbermaid, Inc.	9,291	353,151
NIKE, Inc., Class B	45,143	2,780,357
NVR, Inc. *	221	361,777
Polaris Industries, Inc.	1,537	135,118
PVH Corp.	3,409	269,822
Ralph Lauren Corp.	4,894	444,179
Tupperware Brands Corp.	4,163	207,984
VF Corp.	11,062	720,247
Whirlpool Corp.	5,193	806,577
		10,612,714
Consumer Services 1.8%
Apollo Education Group, Inc. *	44,785	366,789
Aramark	6,365	199,988
Brinker International, Inc.	5,235	260,703
Carnival Corp.	23,816	1,142,215
Chipotle Mexican Grill, Inc. *	408	207,737
Darden Restaurants, Inc.	9,169	585,716
DeVry Education Group, Inc.	10,012	182,819
Graham Holdings Co., Class B	235	114,706
H&R Block, Inc.	11,036	362,864
Las Vegas Sands Corp.	12,770	616,536
Marriott International, Inc., Class A (b)	5,991	408,287
McDonald's Corp.	60,927	7,140,035
MGM Resorts International *	15,452	292,506
Royal Caribbean Cruises Ltd.	5,979	444,658
Starbucks Corp.	23,042	1,341,275
Starwood Hotels & Resorts Worldwide, Inc.	6,496	448,939
Wyndham Worldwide Corp.	7,150	520,806
Security	Number of Shares	Value ($)
Wynn Resorts Ltd. (b)	7,436	613,321
Yum! Brands, Inc.	17,259	1,250,760
		16,500,660
Diversified Financials 3.2%
Ally Financial, Inc. *	39,695	697,838
American Express Co.	43,532	2,419,509
Ameriprise Financial, Inc.	7,816	656,153
Berkshire Hathaway, Inc., Class B *	60,543	8,123,054
BlackRock, Inc.	2,795	871,928
Capital One Financial Corp.	28,884	1,898,545
CME Group, Inc.	9,169	838,413
Discover Financial Services	19,167	889,732
Franklin Resources, Inc.	21,821	782,283
Invesco Ltd.	14,594	390,244
Legg Mason, Inc.	9,155	261,467
Leucadia National Corp.	12,986	187,648
McGraw Hill Financial, Inc.	8,966	804,609
Moody's Corp.	3,919	348,007
Morgan Stanley	35,659	880,777
Nasdaq, Inc.	6,691	423,474
Northern Trust Corp.	7,243	430,089
SLM Corp. *	67,179	392,325
State Street Corp.	14,769	809,046
T. Rowe Price Group, Inc.	10,469	723,513
The Bank of New York Mellon Corp.	29,212	1,033,813
The Charles Schwab Corp. (a)	17,086	428,004
The Goldman Sachs Group, Inc.	26,811	4,009,049
Voya Financial, Inc.	5,784	169,818
		28,469,338
Energy 13.5%
Anadarko Petroleum Corp.	23,213	880,933
Apache Corp.	46,392	1,775,886
Baker Hughes, Inc.	31,202	1,337,630
California Resources Corp.	113,561	63,833
Cameron International Corp. *	12,482	818,320
Chesapeake Energy Corp. (b)	92,398	241,159
Chevron Corp.	273,169	22,793,221
Cimarex Energy Co.	2,347	197,218
ConocoPhillips	196,404	6,644,347
CONSOL Energy, Inc. (b)	31,494	271,793
Delek US Holdings, Inc.	6,534	103,368
Denbury Resources, Inc. (b)	92,157	117,961
Devon Energy Corp.	36,640	721,075
Diamond Offshore Drilling, Inc.	19,096	382,111
Energen Corp.	3,506	92,839
Ensco plc, Class A	35,895	311,210
EOG Resources, Inc.	14,851	961,454
EQT Corp.	4,058	226,193
Exxon Mobil Corp.	546,771	43,823,696
FMC Technologies, Inc. *	11,173	274,074
Halliburton Co.	63,820	2,060,110
Helmerich & Payne, Inc.	5,531	292,977
Hess Corp.	43,585	1,900,306
HollyFrontier Corp.	25,733	870,290
Kinder Morgan, Inc.	44,767	809,835
Marathon Oil Corp.	125,555	1,030,807
Marathon Petroleum Corp.	68,544	2,347,632
Murphy Oil Corp.	44,072	757,157

16    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Nabors Industries Ltd.	48,821	349,558
National Oilwell Varco, Inc.	39,998	1,170,742
Newfield Exploration Co. *	9,164	249,536
Noble Corp. plc (b)	43,238	360,173
Noble Energy, Inc.	16,426	484,567
Occidental Petroleum Corp.	61,708	4,246,745
Oceaneering International, Inc.	5,860	161,853
ONEOK, Inc.	15,875	381,000
Patterson-UTI Energy, Inc.	17,051	264,973
Peabody Energy Corp. (b)	23,694	57,813
Phillips 66	83,078	6,595,562
Pioneer Natural Resources Co.	2,434	293,370
QEP Resources, Inc.	19,665	191,930
Schlumberger Ltd.	61,279	4,394,930
Seadrill Ltd. *(b)	130,518	292,360
Southwestern Energy Co. *(b)	21,453	123,998
Spectra Energy Corp.	38,381	1,120,725
Superior Energy Services, Inc.	16,085	165,354
Tesoro Corp.	11,677	942,100
The Williams Cos., Inc.	23,269	372,071
Valero Energy Corp.	73,292	4,403,383
Weatherford International plc *	70,366	450,342
Whiting Petroleum Corp. *	7,792	31,246
World Fuel Services Corp.	21,457	1,004,402
		120,216,168
Food & Staples Retailing 4.2%
Casey's General Stores, Inc.	2,953	311,748
Costco Wholesale Corp.	30,189	4,529,256
CVS Health Corp.	88,599	8,609,165
Sysco Corp.	60,555	2,672,292
The Kroger Co.	71,878	2,868,651
United Natural Foods, Inc. *	4,042	124,736
Wal-Mart Stores, Inc.	214,334	14,218,918
Walgreens Boots Alliance, Inc.	47,658	3,762,122
Whole Foods Market, Inc.	25,148	787,384
		37,884,272
Food, Beverage & Tobacco 5.9%
Altria Group, Inc.	74,698	4,599,156
Archer-Daniels-Midland Co.	88,215	3,083,996
Brown-Forman Corp., Class B	5,184	510,469
Bunge Ltd.	28,128	1,398,524
Campbell Soup Co.	9,224	569,582
Coca-Cola Enterprises, Inc.	19,102	926,638
ConAgra Foods, Inc.	27,866	1,172,044
Constellation Brands, Inc., Class A	2,178	308,035
Dr. Pepper Snapple Group, Inc.	9,987	914,110
General Mills, Inc.	35,341	2,079,818
Hormel Foods Corp.	12,980	551,780
Ingredion, Inc.	4,559	461,462
Kellogg Co.	14,418	1,067,220
McCormick & Co., Inc. Non-Voting Shares	5,266	491,107
Mead Johnson Nutrition Co.	3,240	238,982
Molson Coors Brewing Co., Class B	4,862	414,583
Mondelez International, Inc., Class A	76,680	3,107,840
Monster Beverage Corp. *	2,241	281,246
PepsiCo, Inc.	72,122	7,054,974
Philip Morris International, Inc.	102,622	9,341,681
Security	Number of Shares	Value ($)
Reynolds American, Inc.	30,968	1,561,716
The Coca-Cola Co.	175,725	7,579,019
The Hershey Co.	4,536	412,277
The J.M. Smucker Co.	7,449	950,269
The Kraft Heinz Co.	17,773	1,368,876
Tyson Foods, Inc., Class A	33,497	2,168,931
		52,614,335
Health Care Equipment & Services 5.3%
Abbott Laboratories	51,970	2,013,318
Aetna, Inc.	22,718	2,467,856
AmerisourceBergen Corp.	13,042	1,129,698
Anthem, Inc.	36,220	4,733,592
Baxter International, Inc.	44,593	1,761,869
Becton Dickinson & Co.	10,831	1,597,031
Boston Scientific Corp. *	32,566	552,971
C.R. Bard, Inc.	3,912	752,591
Cardinal Health, Inc.	31,042	2,536,131
Centene Corp. *	3,920	223,283
Cerner Corp. *	4,117	210,214
Cigna Corp.	6,653	928,825
Community Health Systems, Inc. *	13,154	198,889
DaVita HealthCare Partners, Inc. *	5,920	390,542
DENTSPLY International, Inc.	5,192	316,504
Express Scripts Holding Co. *	37,859	2,664,516
HCA Holdings, Inc. *	26,618	1,842,232
Health Net, Inc. *	10,230	636,511
Henry Schein, Inc. *	4,185	692,408
Humana, Inc.	11,475	2,030,731
Intuitive Surgical, Inc. *	685	385,696
Laboratory Corp. of America Holdings *	3,248	356,760
LifePoint Health, Inc. *	3,626	226,117
Magellan Health, Inc. *	5,184	326,514
McKesson Corp.	14,953	2,326,986
Medtronic plc	42,615	3,297,975
Owens & Minor, Inc.	11,210	441,786
Patterson Cos., Inc.	6,490	281,926
Quest Diagnostics, Inc.	14,256	948,452
ResMed, Inc.	3,547	201,860
St. Jude Medical, Inc.	14,464	776,572
Stryker Corp.	11,301	1,128,744
Tenet Healthcare Corp. *	6,526	161,975
UnitedHealth Group, Inc.	60,790	7,240,089
Universal Health Services, Inc., Class B	2,826	311,906
Varian Medical Systems, Inc. *	4,552	356,057
WellCare Health Plans, Inc. *	3,894	349,954
Zimmer Biomet Holdings, Inc.	9,092	880,197
		47,679,278
Household & Personal Products 2.4%
Avon Products, Inc.	116,868	445,267
Church & Dwight Co., Inc.	4,612	418,585
Colgate-Palmolive Co.	38,528	2,528,978
Edgewell Personal Care Co.	2,596	198,464
Herbalife Ltd. *(b)	7,582	415,115
Kimberly-Clark Corp.	16,897	2,201,679
The Clorox Co.	5,252	663,958

See financial notes    17

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
The Estee Lauder Cos., Inc., Class A	5,845	533,824
The Procter & Gamble Co.	180,367	14,481,666
		21,887,536
Insurance 3.5%
Aflac, Inc.	25,571	1,521,986
Alleghany Corp. *	326	151,257
American Financial Group, Inc.	4,573	306,757
American International Group, Inc.	72,020	3,615,404
Aon plc	9,720	926,219
Arch Capital Group Ltd. *	6,139	417,084
Arthur J. Gallagher & Co.	4,275	170,359
Assurant, Inc.	9,170	651,987
Axis Capital Holdings Ltd.	8,826	474,044
Chubb Ltd.	24,652	2,848,046
Cincinnati Financial Corp.	8,437	532,712
Everest Re Group Ltd.	2,872	534,565
First American Financial Corp.	8,122	300,758
FNF Group	14,274	470,757
Genworth Financial, Inc., Class A *	71,336	151,232
Lincoln National Corp.	8,461	309,080
Loews Corp.	24,701	897,881
Marsh & McLennan Cos., Inc.	19,448	1,109,508
MetLife, Inc.	31,777	1,257,098
Old Republic International Corp.	15,203	270,613
PartnerRe Ltd.	5,190	728,001
Principal Financial Group, Inc.	9,086	343,542
Prudential Financial, Inc.	16,456	1,087,577
Reinsurance Group of America, Inc.	4,097	369,140
RenaissanceRe Holdings Ltd.	4,298	486,534
The Allstate Corp.	24,557	1,558,387
The Hartford Financial Services Group, Inc.	25,512	1,074,565
The Progressive Corp.	44,803	1,430,112
The Travelers Cos., Inc.	43,568	4,684,431
Torchmark Corp.	7,788	398,901
Unum Group	22,179	632,767
Validus Holdings Ltd.	5,950	267,215
W.R. Berkley Corp.	6,669	343,454
White Mountains Insurance Group Ltd.	416	319,014
XL Group plc	13,654	469,425
		31,110,412
Materials 3.6%
Air Products & Chemicals, Inc.	8,203	1,086,651
Airgas, Inc.	3,895	551,220
Albemarle Corp.	6,024	338,669
Alcoa, Inc.	101,440	905,859
Allegheny Technologies, Inc.	13,826	185,407
AptarGroup, Inc.	4,106	302,653
Ashland, Inc.	3,296	314,076
Avery Dennison Corp.	5,758	374,961
Ball Corp.	8,736	578,585
Bemis Co., Inc.	7,815	383,482
Celanese Corp., Series A	5,627	339,533
CF Industries Holdings, Inc.	12,990	473,615
Cliffs Natural Resources, Inc. *(b)	144,930	313,049
Commercial Metals Co.	20,334	298,706
Domtar Corp.	13,420	472,250
E.I. du Pont de Nemours & Co.	40,160	2,444,539
Security	Number of Shares	Value ($)
Eastman Chemical Co.	7,778	498,959
Ecolab, Inc.	5,418	555,616
FMC Corp.	6,888	259,264
Freeport-McMoRan, Inc. (b)	257,933	1,968,029
Graphic Packaging Holding Co.	16,468	203,050
Huntsman Corp.	24,022	260,879
International Flavors & Fragrances, Inc.	2,628	271,446
International Paper Co.	31,149	1,112,019
LyondellBasell Industries N.V., Class A	30,765	2,467,661
Monsanto Co.	19,303	1,737,077
Newmont Mining Corp.	63,261	1,634,032
Nucor Corp.	32,924	1,295,230
Owens-Illinois, Inc. *	15,785	236,144
Packaging Corp. of America	3,285	159,323
PPG Industries, Inc.	11,048	1,066,463
Praxair, Inc.	14,567	1,482,775
Reliance Steel & Aluminum Co.	8,595	523,350
RPM International, Inc.	6,490	265,116
Sonoco Products Co.	7,788	340,336
Southern Copper Corp. (b)	10,433	249,766
Steel Dynamics, Inc.	24,037	437,233
The Dow Chemical Co.	66,883	3,251,183
The Mosaic Co.	35,224	938,720
The Sherwin-Williams Co.	1,634	441,997
The Valspar Corp.	4,185	327,434
United States Steel Corp. (b)	30,972	282,465
Vulcan Materials Co.	2,737	269,677
WestRock Co.	10,383	350,634
		32,249,133
Media 3.5%
Cablevision Systems Corp., Class A	17,803	579,132
CBS Corp., Class B Non-Voting Shares	30,554	1,478,202
Charter Communications, Inc., Class A *(b)	2,743	492,533
Comcast Corp., Class A	96,210	5,554,203
Discovery Communications, Inc., Class A *	14,588	364,700
Discovery Communications, Inc., Class C *	22,842	563,055
DISH Network Corp., Class A *	6,232	293,714
Liberty Media Corp., Class A *	4,159	148,144
Liberty Media Corp., Class C *	6,133	214,042
News Corp., Class A	30,304	327,889
News Corp., Class B	6,073	69,293
Omnicom Group, Inc.	15,552	1,210,101
Scripps Networks Interactive, Inc., Class A	4,927	291,875
TEGNA, Inc.	16,428	404,786
The Interpublic Group of Cos., Inc.	19,795	423,415
The Walt Disney Co.	53,362	5,097,138
Thomson Reuters Corp.	21,576	789,682
Time Warner Cable, Inc.	22,159	4,229,267
Time Warner, Inc.	70,491	4,666,504
Time, Inc.	14,946	210,739
Twenty-First Century Fox, Inc., Class A	60,286	1,628,928
Twenty-First Century Fox, Inc., Class B	12,412	337,110
Viacom, Inc., Class B	43,689	1,609,940
		30,984,392

18    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 5.4%
AbbVie, Inc.	31,105	1,698,644
Agilent Technologies, Inc.	14,355	536,159
Allergan plc *	1,435	416,308
Amgen, Inc.	30,369	4,320,901
Biogen, Inc. *	2,454	636,617
Bristol-Myers Squibb Co.	51,756	3,205,249
Celgene Corp. *	10,052	1,013,543
Eli Lilly & Co.	42,491	3,059,352
Gilead Sciences, Inc.	20,300	1,771,175
Johnson & Johnson	116,040	12,208,568
Merck & Co., Inc.	131,609	6,608,088
Mettler-Toledo International, Inc. *	731	230,199
Mylan N.V. *	9,899	446,148
Perrigo Co., plc	1,396	176,245
Pfizer, Inc.	329,661	9,781,042
Thermo Fisher Scientific, Inc.	8,935	1,154,313
Waters Corp. *	2,291	275,630
Zoetis, Inc.	8,243	338,458
		47,876,639
Real Estate 1.3%
American Capital Agency Corp.	16,308	294,686
American Tower Corp.	5,391	497,050
Annaly Capital Management, Inc.	93,704	949,221
AvalonBay Communities, Inc.	2,043	350,660
Boston Properties, Inc.	3,315	378,374
Corrections Corp. of America	10,060	291,036
Crown Castle International Corp.	3,662	316,763
Digital Realty Trust, Inc.	3,678	290,819
Equity Residential	7,888	587,577
General Growth Properties, Inc.	11,784	324,296
HCP, Inc.	12,962	383,416
Hospitality Properties Trust	8,437	204,850
Host Hotels & Resorts, Inc.	21,676	331,860
Iron Mountain, Inc.	16,849	495,024
Kimco Realty Corp.	11,053	295,668
Prologis, Inc.	8,517	327,564
Public Storage	2,690	671,128
Simon Property Group, Inc.	5,853	1,110,490
The Macerich Co.	3,252	257,168
Ventas, Inc.	8,826	491,343
Vornado Realty Trust	5,841	504,429
Welltower, Inc.	6,280	400,538
Weyerhaeuser Co.	56,141	1,458,538
		11,212,498
Retailing 5.1%
Aaron's, Inc.	9,162	210,634
Abercrombie & Fitch Co., Class A	19,026	552,705
Advance Auto Parts, Inc.	2,093	310,685
Amazon.com, Inc. *	2,649	1,463,625
American Eagle Outfitters, Inc.	29,281	446,828
AutoNation, Inc. *	5,948	306,144
AutoZone, Inc. *	661	511,991
Bed Bath & Beyond, Inc. *	20,579	986,763
Best Buy Co., Inc.	43,940	1,423,217
Big Lots, Inc.	9,098	368,014
CarMax, Inc. *	6,234	288,385
Chico's FAS, Inc.	14,034	179,074
Security	Number of Shares	Value ($)
Core-Mark Holding Co., Inc.	5,291	389,576
CST Brands, Inc.	17,529	568,641
Dick's Sporting Goods, Inc.	5,981	254,013
Dillard's, Inc., Class A	3,918	327,897
Dollar General Corp.	14,947	1,109,815
Dollar Tree, Inc. *	11,120	892,380
Expedia, Inc.	2,636	274,434
Foot Locker, Inc.	9,204	575,250
GameStop Corp., Class A (b)	19,481	600,404
Genuine Parts Co.	10,385	936,208
Guess?, Inc.	13,023	278,041
J.C. Penney Co., Inc. *(b)	75,063	765,643
Kohl's Corp.	33,147	1,546,970
L Brands, Inc.	9,592	813,306
Liberty Interactive Corp. QVC Group, Class A *	26,587	674,778
LKQ Corp. *	7,547	208,297
Lowe's Cos., Inc.	67,245	4,541,055
Macy's, Inc.	27,377	1,182,960
Murphy USA, Inc. *	14,103	898,220
Nordstrom, Inc. (b)	9,355	480,099
O'Reilly Automotive, Inc. *	3,031	789,030
Office Depot, Inc. *	30,683	155,870
Rent-A-Center, Inc.	11,943	152,512
Ross Stores, Inc.	13,925	765,596
Signet Jewelers Ltd.	3,294	357,070
Staples, Inc.	125,825	1,189,046
Target Corp.	65,079	5,105,448
The Gap, Inc.	32,996	912,339
The Home Depot, Inc.	61,190	7,594,903
The Priceline Group, Inc. *	473	598,444
The TJX Cos., Inc.	33,598	2,489,612
Tiffany & Co.	4,296	279,154
Tractor Supply Co.	4,640	392,405
Urban Outfitters, Inc. *	7,787	206,278
Williams-Sonoma, Inc.	5,192	270,555
		45,624,314
Semiconductors & Semiconductor Equipment 2.5%
Analog Devices, Inc.	9,990	529,370
Applied Materials, Inc.	62,807	1,185,168
Broadcom Ltd.	5,111	684,720
Intel Corp.	361,284	10,690,393
KLA-Tencor Corp.	8,450	572,403
Lam Research Corp.	4,629	339,306
Linear Technology Corp.	7,797	340,105
Marvell Technology Group Ltd.	51,725	493,974
Maxim Integrated Products, Inc.	16,458	557,268
Microchip Technology, Inc.	7,788	346,488
Micron Technology, Inc. *	38,997	414,538
NVIDIA Corp.	17,113	536,664
QUALCOMM, Inc.	53,915	2,738,343
Texas Instruments, Inc.	49,807	2,640,767
Xilinx, Inc.	11,135	525,795
		22,595,302
Software & Services 7.3%
Accenture plc, Class A	25,130	2,519,534
Activision Blizzard, Inc.	30,316	960,108
Adobe Systems, Inc. *	8,048	685,287

See financial notes    19

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Akamai Technologies, Inc. *	3,579	193,159
Alliance Data Systems Corp. *	1,217	255,728
Alphabet, Inc., Class A *	3,817	2,737,629
Alphabet, Inc., Class C *	3,809	2,657,806
Amdocs Ltd.	9,766	554,318
Autodesk, Inc. *	4,616	238,832
Automatic Data Processing, Inc.	14,954	1,266,454
Booz Allen Hamilton Holding Corp.	9,764	269,486
Broadridge Financial Solutions, Inc.	6,490	364,284
CA, Inc.	21,469	628,827
CACI International, Inc., Class A *	3,044	294,111
Citrix Systems, Inc. *	4,636	327,533
Cognizant Technology Solutions Corp., Class A *	11,212	638,860
Computer Sciences Corp.	12,668	364,965
CoreLogic, Inc. *	8,474	293,116
DST Systems, Inc.	2,019	211,147
eBay, Inc. *	41,514	988,033
Electronic Arts, Inc. *	3,614	232,163
Facebook, Inc., Class A *	5,431	580,683
Fidelity National Information Services, Inc.	15,041	876,138
Fiserv, Inc. *	7,829	748,687
Global Payments, Inc.	3,737	227,770
IAC/InterActiveCorp	5,231	232,361
International Business Machines Corp.	92,850	12,166,135
Intuit, Inc.	7,973	770,511
Leidos Holdings, Inc.	11,059	477,970
MasterCard, Inc., Class A	15,359	1,335,004
Microsoft Corp.	374,027	19,030,494
Oracle Corp.	148,969	5,479,080
Paychex, Inc.	9,848	506,089
Symantec Corp.	46,162	891,388
Teradata Corp. *	10,642	265,518
The Western Union Co.	44,200	807,092
Total System Services, Inc.	6,864	299,133
Visa, Inc., Class A	27,907	2,020,188
Xerox Corp.	122,797	1,180,079
Yahoo! Inc. *	19,081	606,585
		65,182,285
Technology Hardware & Equipment 4.2%
Amphenol Corp., Class A	9,092	482,512
Anixter International, Inc. *	3,415	146,264
Apple, Inc.	129,933	12,563,222
Arrow Electronics, Inc. *	14,419	824,190
Avnet, Inc.	21,395	880,404
Cisco Systems, Inc.	262,754	6,878,900
Corning, Inc.	74,762	1,368,145
EMC Corp.	93,781	2,450,498
FLIR Systems, Inc.	7,399	229,073
Harris Corp.	8,203	639,998
HP, Inc.	374,917	4,007,863
Ingram Micro, Inc., Class A	43,448	1,555,438
Jabil Circuit, Inc.	25,439	530,403
Juniper Networks, Inc.	21,733	536,805
Keysight Technologies, Inc. *	7,241	188,918
Lexmark International, Inc., Class A	7,848	243,445
Motorola Solutions, Inc.	15,223	1,118,738
NetApp, Inc.	15,819	392,944
SanDisk Corp.	9,623	695,358
Security	Number of Shares	Value ($)
SYNNEX Corp.	4,024	378,377
Tech Data Corp. *	13,112	923,216
Vishay Intertechnology, Inc.	18,792	222,497
Western Digital Corp.	12,196	530,892
		37,788,100
Telecommunication Services 4.7%
AT&T, Inc.	675,420	24,956,769
CenturyLink, Inc.	77,310	2,364,913
Frontier Communications Corp. (b)	144,179	780,008
Telephone & Data Systems, Inc.	17,149	458,221
Verizon Communications, Inc.	254,901	12,931,128
Windstream Holdings, Inc. (b)	29,520	221,991
		41,713,030
Transportation 1.6%
Alaska Air Group, Inc.	3,680	271,952
Avis Budget Group, Inc. *	11,149	285,861
C.H. Robinson Worldwide, Inc.	12,588	879,020
CSX Corp.	66,566	1,606,903
Delta Air Lines, Inc.	4,331	208,928
Expeditors International of Washington, Inc.	13,644	624,622
FedEx Corp.	19,781	2,707,623
Hertz Global Holdings, Inc. *	43,066	366,061
J.B. Hunt Transport Services, Inc.	3,245	247,561
JetBlue Airways Corp. *	11,382	250,404
Kansas City Southern	2,969	242,597
Norfolk Southern Corp.	15,795	1,155,720
Ryder System, Inc.	5,257	298,177
Union Pacific Corp.	37,974	2,994,630
United Parcel Service, Inc., Class B	26,780	2,585,609
		14,725,668
Utilities 4.8%
AES Corp.	104,893	1,027,951
AGL Resources, Inc.	6,120	395,658
Alliant Energy Corp.	7,139	485,095
Ameren Corp.	21,443	1,006,749
American Electric Power Co., Inc.	35,062	2,165,079
American Water Works Co., Inc.	7,166	464,500
Atmos Energy Corp.	6,506	451,581
Calpine Corp. *	36,764	461,756
CenterPoint Energy, Inc.	43,834	816,627
CMS Energy Corp.	16,252	642,929
Consolidated Edison, Inc.	23,031	1,612,400
Dominion Resources, Inc.	30,303	2,118,786
DTE Energy Co.	12,981	1,091,962
Duke Energy Corp.	37,467	2,783,049
Edison International	21,513	1,466,326
Entergy Corp.	22,062	1,593,097
Eversource Energy	13,179	715,620
Exelon Corp.	97,436	3,068,260
FirstEnergy Corp.	50,200	1,680,194
Great Plains Energy, Inc.	12,086	354,603
MDU Resources Group, Inc.	18,506	336,994
National Fuel Gas Co.	3,962	180,984
NextEra Energy, Inc.	20,556	2,319,128
NiSource, Inc.	24,728	531,157
NRG Energy, Inc.	52,185	562,554

20    See financial notes

Schwab Fundamental U.S. Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
OGE Energy Corp.	11,999	298,535
Pepco Holdings, Inc.	20,767	543,680
PG&E Corp.	33,459	1,898,129
Pinnacle West Capital Corp.	8,424	579,824
PPL Corp.	41,582	1,454,954
Public Service Enterprise Group, Inc.	39,756	1,695,991
SCANA Corp.	10,430	678,159
Sempra Energy	11,740	1,133,027
TECO Energy, Inc.	17,858	490,559
The Southern Co.	61,778	2,976,464
UGI Corp.	11,682	431,767
Vectren Corp.	5,881	267,703
WEC Energy Group, Inc.	14,536	819,104
Westar Energy, Inc.	7,171	311,652
Xcel Energy, Inc.	33,792	1,336,136
		43,248,723
Total Common Stock
(Cost $962,923,359)		890,193,208

Other Investment Companies 0.8% of net assets
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (c)	184,092	184,092
Securities Lending Collateral 0.8%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (c)	6,923,688	6,923,688
Total Other Investment Companies
(Cost $7,107,780)		7,107,780

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $970,067,362 and the unrealized appreciation and depreciation were $26,737,609 and ($99,503,983), respectively, with a net unrealized depreciation of ($72,766,374).
*	Non-income producing security.
(a)	Issuer is affiliated with the fund's adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $6,830,484.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 03/18/16	29	2,797,775	95,194
See financial notes    21

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	668,905,365	606,627,634
0.0%	Rights	14,969	12,723
2.9%	Other Investment Companies	17,709,861	17,709,861
102.5%	Total Investments	686,630,195	624,350,218
(2.5%)	Other Assets and Liabilities, Net		(15,485,195)
100.0%	Net Assets		608,865,023

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	13,935	203,730
Cooper Tire & Rubber Co.	33,809	1,328,694
Cooper-Standard Holding, Inc. *	6,460	473,195
Dorman Products, Inc. *	5,170	261,447
Drew Industries, Inc.	8,871	533,945
Gentex Corp.	69,196	1,007,494
Modine Manufacturing Co. *	51,022	483,688
Standard Motor Products, Inc.	9,842	296,343
Tenneco, Inc. *	22,811	1,038,357
Thor Industries, Inc.	25,091	1,389,540
Tower International, Inc.	12,449	267,155
		7,283,588
Banks 4.8%
Associated Banc-Corp.	45,294	779,057
Astoria Financial Corp.	33,752	502,567
BancorpSouth, Inc.	22,291	444,037
Bank of Hawaii Corp.	16,370	1,039,495
Bank of the Ozarks, Inc.	5,115	193,552
BankUnited, Inc.	23,681	760,634
BOK Financial Corp. (c)	9,219	450,533
Capitol Federal Financial, Inc.	62,352	783,765
Cathay General Bancorp	12,096	322,842
Commerce Bancshares, Inc.	26,034	1,105,924
Community Bank System, Inc.	10,219	378,410
Cullen/Frost Bankers, Inc.	14,280	684,440
CVB Financial Corp.	24,563	381,463
East West Bancorp, Inc.	24,079	721,648
EverBank Financial Corp.	26,937	350,720
F.N.B. Corp.	46,957	576,632
Security	Number of Shares	Value ($)
First Citizens BancShares, Inc., Class A	2,421	566,829
First Financial Bancorp	31,204	523,291
First Financial Bankshares, Inc. (c)	10,363	273,687
First Horizon National Corp.	81,647	981,397
First Niagara Financial Group, Inc.	130,536	1,206,153
First Republic Bank	18,159	1,117,505
FirstMerit Corp.	43,904	861,835
Fulton Financial Corp.	62,278	785,326
Glacier Bancorp, Inc.	17,188	409,418
Great Western Bancorp, Inc.	12,425	305,779
Hancock Holding Co.	24,079	555,502
IBERIABANK Corp.	6,001	286,128
International Bancshares Corp.	19,219	433,388
MB Financial, Inc.	14,493	442,326
NBT Bancorp, Inc.	13,855	357,459
Northwest Bancshares, Inc.	52,648	662,838
Ocwen Financial Corp. *	45,288	171,641
Old National Bancorp	29,075	324,477
PacWest Bancorp	4,990	160,578
PrivateBancorp, Inc.	6,819	234,301
Prosperity Bancshares, Inc.	11,364	459,674
Signature Bank *	3,418	442,802
SVB Financial Group *	5,240	465,574
Synovus Financial Corp.	27,694	736,383
TCF Financial Corp.	60,595	687,147
Trustmark Corp.	28,172	616,403
UMB Financial Corp.	9,735	478,086
Umpqua Holdings Corp.	25,047	376,707
United Bankshares, Inc.	13,942	488,528
Valley National Bancorp	101,443	912,987
Walter Investment Management Corp. *(c)	30,536	229,020
Washington Federal, Inc.	36,491	773,244
Webster Financial Corp.	17,578	590,797
Westamerica Bancorp (c)	10,221	459,843
Wintrust Financial Corp.	9,253	393,252
Zions Bancorp	52,553	1,120,430
		29,366,454
Capital Goods 12.3%
A.O. Smith Corp.	12,752	897,486
AAR Corp.	30,958	659,096
Actuant Corp., Class A	35,608	833,583
Acuity Brands, Inc.	5,824	1,219,720
Aegion Corp. *	25,440	460,718
Air Lease Corp.	12,681	381,064
Aircastle Ltd.	30,205	605,912
Alamo Group, Inc.	4,442	230,495
Albany International Corp., Class A	11,253	412,085
Allegion plc	18,285	1,151,955
Allison Transmission Holdings, Inc.	42,003	994,631
Apogee Enterprises, Inc.	8,756	349,627
Applied Industrial Technologies, Inc.	33,401	1,285,939
Astec Industries, Inc.	11,295	490,542
AZZ, Inc.	6,816	344,208
B/E Aerospace, Inc.	21,960	957,895
Barnes Group, Inc.	19,328	663,144
Beacon Roofing Supply, Inc. *	25,188	909,287
Briggs & Stratton Corp.	45,378	965,190
BWX Technologies, Inc.	50,355	1,606,325

22    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Chart Industries, Inc. *	17,760	358,219
CIRCOR International, Inc.	8,356	334,992
CLARCOR, Inc.	16,330	786,126
Colfax Corp. *	14,607	369,703
Comfort Systems USA, Inc.	19,398	544,114
Crane Co.	19,341	948,676
Cubic Corp.	12,273	431,273
Curtiss-Wright Corp.	15,472	1,092,168
DigitalGlobe, Inc. *	17,861	268,629
Donaldson Co., Inc.	48,184	1,360,716
Dycom Industries, Inc. *	9,404	535,746
Encore Wire Corp.	18,310	661,723
EnerSys	20,088	1,031,720
EnPro Industries, Inc.	7,472	387,647
ESCO Technologies, Inc.	10,415	371,711
Esterline Technologies Corp. *	10,160	569,062
Franklin Electric Co., Inc.	16,609	495,779
GATX Corp.	25,442	1,094,260
Generac Holdings, Inc. *	32,984	1,145,864
General Cable Corp.	101,700	873,603
Graco, Inc.	11,906	932,478
Granite Construction, Inc.	26,238	1,087,565
Griffon Corp.	23,003	341,825
H&E Equipment Services, Inc.	24,868	327,512
Harsco Corp.	108,714	412,026
HD Supply Holdings, Inc. *	13,930	387,115
HEICO Corp.	8,849	508,906
Hexcel Corp.	20,577	850,447
Hillenbrand, Inc.	24,441	687,281
Huntington Ingalls Industries, Inc.	11,735	1,537,989
Hyster-Yale Materials Handling, Inc.	6,362	376,121
IDEX Corp.	18,647	1,401,509
ITT Corp.	19,436	685,313
Kaman Corp.	15,051	661,341
KLX, Inc. *	19,952	558,456
L.B. Foster Co., Class A	13,680	187,963
Lennox International, Inc.	12,557	1,622,490
Lindsay Corp. (c)	4,820	348,968
Masco Corp.	58,124	1,639,097
Masonite International Corp. *	9,419	541,687
MasTec, Inc. *	49,931	847,828
Moog, Inc., Class A *	15,820	683,108
MRC Global, Inc. *	115,647	1,381,982
MSC Industrial Direct Co., Inc., Class A	20,908	1,454,779
Mueller Industries, Inc.	43,304	1,135,431
MYR Group, Inc. *	14,129	316,913
Navistar International Corp. *(c)	20,870	175,517
Nordson Corp.	14,364	1,029,468
Orbital ATK, Inc.	16,126	1,350,714
Primoris Services Corp.	13,540	289,214
Quanex Building Products Corp.	20,585	354,474
Raven Industries, Inc.	22,165	338,681
RBC Bearings, Inc. *	5,583	355,609
Regal Beloit Corp.	22,914	1,250,646
Rexnord Corp. *	28,338	514,051
Rush Enterprises, Inc., Class A *	22,644	392,647
Simpson Manufacturing Co., Inc.	14,557	494,065
Spirit AeroSystems Holdings, Inc., Class A *	28,221	1,298,166
Standex International Corp.	4,050	285,242
TAL International Group, Inc.	28,394	361,456
Security	Number of Shares	Value ($)
Teledyne Technologies, Inc. *	10,779	918,155
Tennant Co.	7,025	326,944
Terex Corp.	66,495	1,488,158
The Greenbrier Cos., Inc.	9,051	230,348
The Manitowoc Co., Inc.	46,736	740,766
The Middleby Corp. *	5,548	513,745
The Toro Co.	18,550	1,478,435
Titan International, Inc.	58,303	295,596
Titan Machinery, Inc. *	18,076	172,084
TriMas Corp. *	19,559	323,506
Triumph Group, Inc.	29,628	902,469
Tutor Perini Corp. *	48,812	652,128
Universal Forest Products, Inc.	16,928	1,298,716
Valmont Industries, Inc.	12,748	1,441,161
Veritiv Corp. *	17,596	562,016
WABCO Holdings, Inc. *	13,022	1,227,975
Wabtec Corp.	14,390	1,015,934
Watsco, Inc.	9,845	1,255,730
Watts Water Technologies, Inc., Class A	14,441	744,722
Woodward, Inc.	22,861	1,073,324
		75,148,625
Commercial & Professional Services 5.0%
ABM Industries, Inc.	50,758	1,593,801
ACCO Brands Corp. *	65,954	482,124
Brady Corp., Class A	36,926	964,876
CEB, Inc.	5,094	276,451
Civeo Corp. *	381,224	339,327
Clean Harbors, Inc. *	20,332	866,143
Copart, Inc. *	44,655	1,685,726
Covanta Holding Corp.	56,043	780,679
Deluxe Corp.	18,632	1,069,663
Essendant, Inc.	45,442	1,339,176
FTI Consulting, Inc. *	33,672	1,108,146
G&K Services, Inc., Class A	8,386	555,992
Healthcare Services Group, Inc.	20,015	710,132
Herman Miller, Inc.	22,142	577,685
HNI Corp.	19,038	643,675
Huron Consulting Group, Inc. *	5,899	327,512
ICF International, Inc. *	12,528	423,196
IHS, Inc., Class A *	6,650	691,534
Insperity, Inc.	9,714	461,318
Interface, Inc.	20,089	319,415
KAR Auction Services, Inc.	30,873	1,093,213
Kelly Services, Inc., Class A	76,833	1,323,833
Kforce, Inc.	18,061	287,892
Knoll, Inc.	18,591	355,088
Korn/Ferry International	12,561	356,984
Matthews International Corp., Class A	12,000	568,440
McGrath RentCorp	14,815	364,449
Mobile Mini, Inc.	8,445	242,709
MSA Safety, Inc.	12,004	524,215
Navigant Consulting, Inc. *	31,944	484,910
On Assignment, Inc. *	9,071	299,434
Quad/Graphics, Inc.	69,116	875,009
Resources Connection, Inc.	30,637	424,935
Rollins, Inc.	18,097	498,210
Steelcase, Inc., Class A	50,162	626,523
Stericycle, Inc. *	10,614	1,209,253

See financial notes    23

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Team, Inc. *	8,301	212,755
Tetra Tech, Inc.	34,711	955,594
The Brink's Co.	38,652	1,130,571
TrueBlue, Inc. *	22,383	513,690
UniFirst Corp.	5,666	597,253
Viad Corp.	15,925	451,633
Waste Connections, Inc.	24,390	1,504,131
West Corp.	21,766	484,946
		30,602,241
Consumer Durables & Apparel 3.5%
Arctic Cat, Inc.	13,434	234,826
Brunswick Corp.	13,083	556,551
Carter's, Inc.	14,861	1,510,323
Columbia Sportswear Co.	9,046	538,418
Crocs, Inc. *	47,086	460,972
D.R. Horton, Inc.	56,849	1,519,005
Deckers Outdoor Corp. *	18,418	1,041,722
G-III Apparel Group Ltd. *	9,390	495,322
Hanesbrands, Inc.	49,267	1,403,617
Harman International Industries, Inc.	14,349	1,100,281
Helen of Troy Ltd. *	7,038	671,144
Iconix Brand Group, Inc. *(c)	45,580	396,546
La-Z-Boy, Inc.	24,992	608,555
Lennar Corp., Class A	21,679	909,217
lululemon athletica, Inc. *	13,526	848,486
M.D.C Holdings, Inc.	19,378	428,448
Meritage Homes Corp. *	9,357	303,822
Michael Kors Holdings Ltd. *	30,284	1,715,589
Oxford Industries, Inc.	4,755	345,356
PulteGroup, Inc.	70,679	1,214,972
Skechers U.S.A., Inc., Class A *	20,490	674,531
Smith & Wesson Holding Corp. *	15,850	401,956
Steven Madden Ltd. *	18,037	634,902
Sturm Ruger & Co., Inc.	8,013	563,394
Tempur Sealy International, Inc. *	16,870	972,893
Toll Brothers, Inc. *	15,789	433,408
Under Armour, Inc., Class A *	9,227	772,208
Wolverine World Wide, Inc.	29,206	552,870
		21,309,334
Consumer Services 4.7%
Ascent Capital Group, Inc., Class A *	8,588	119,373
Bloomin' Brands, Inc.	27,416	474,023
Bob Evans Farms, Inc.	26,102	1,120,037
Boyd Gaming Corp. *	24,475	423,907
Buffalo Wild Wings, Inc. *	2,993	474,839
Caesars Entertainment Corp. *(c)	39,616	358,129
Capella Education Co.	9,560	442,054
Career Education Corp. *	213,932	539,109
Choice Hotels International, Inc.	12,537	649,793
Churchill Downs, Inc.	2,849	386,381
Cracker Barrel Old Country Store, Inc. (c)	5,623	832,485
DineEquity, Inc.	5,766	527,416
Domino's Pizza, Inc.	8,048	1,070,706
Dunkin' Brands Group, Inc.	17,785	828,425
Grand Canyon Education, Inc. *	5,627	219,340
Hilton Worldwide Holdings, Inc.	51,932	1,079,147
Houghton Mifflin Harcourt Co. *	22,166	416,942
Security	Number of Shares	Value ($)
Hyatt Hotels Corp., Class A *	10,318	476,176
International Speedway Corp., Class A	12,652	436,368
Jack in the Box, Inc.	13,368	919,050
K12, Inc. *	20,286	198,600
La Quinta Holdings, Inc. *	13,164	142,961
Marriott Vacations Worldwide Corp.	7,422	449,402
Norwegian Cruise Line Holdings Ltd. *	12,530	615,599
Panera Bread Co., Class A *	8,106	1,679,563
Papa John's International, Inc.	6,598	383,674
Penn National Gaming, Inc. *	51,683	715,293
Pinnacle Entertainment, Inc. *	12,078	349,175
Red Robin Gourmet Burgers, Inc. *	6,470	421,197
Regis Corp. *	58,617	839,982
Ruby Tuesday, Inc. *	89,242	472,090
SeaWorld Entertainment, Inc.	58,655	1,061,069
Service Corp. International	61,830	1,454,242
Six Flags Entertainment Corp.	15,040	764,934
Sotheby's	15,444	351,351
Strayer Education, Inc. *	17,218	777,048
Texas Roadhouse, Inc.	23,162	966,087
The Cheesecake Factory, Inc.	25,342	1,264,566
The Wendy's Co.	128,500	1,204,045
Vail Resorts, Inc.	6,781	863,967
Weight Watchers International, Inc. *(c)	138,931	1,635,218
		28,403,763
Diversified Financials 3.4%
Affiliated Managers Group, Inc. *	6,003	832,556
BGC Partners, Inc., Class A	47,021	406,261
Cash America International, Inc.	21,514	724,807
CBOE Holdings, Inc.	15,682	980,125
Credit Acceptance Corp. *(c)	1,414	278,657
E*TRADE Financial Corp. *	49,085	1,151,534
Eaton Vance Corp.	40,038	1,157,499
Evercore Partners, Inc., Class A	5,206	242,964
EZCORP, Inc., Class A *	84,699	245,627
FactSet Research Systems, Inc.	5,877	884,430
Federated Investors, Inc., Class B	44,665	1,168,883
First Cash Financial Services, Inc.	10,844	457,291
Greenhill & Co., Inc.	19,486	449,347
Intercontinental Exchange, Inc.	5,312	1,266,699
Janus Capital Group, Inc.	37,330	482,677
Lazard Ltd., Class A	17,686	622,193
LPL Financial Holdings, Inc. (c)	30,387	614,729
MarketAxess Holdings, Inc.	2,348	278,144
Morningstar, Inc.	4,730	375,515
MSCI, Inc.	12,894	909,285
Nelnet, Inc., Class A	12,025	452,140
OneMain Holdings, Inc. *	7,270	164,084
PRA Group, Inc. *	8,593	209,669
Raymond James Financial, Inc.	23,151	1,014,940
Santander Consumer USA Holdings, Inc. *	48,500	497,125
SEI Investments Co.	29,927	1,142,314
Stifel Financial Corp. *	9,317	269,820
Synchrony Financial *	33,256	896,249
TD Ameritrade Holding Corp.	47,634	1,361,380

24    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Waddell & Reed Financial, Inc., Class A	32,006	749,581
World Acceptance Corp. *(c)	15,375	564,724
		20,851,249
Energy 3.9%
Alon USA Energy, Inc.	30,971	305,374
Archrock, Inc.	62,722	250,261
Atwood Oceanics, Inc. (c)	45,562	313,467
Basic Energy Services, Inc. *(c)	79,963	139,935
Bill Barrett Corp. *(c)	118,701	339,485
Bristow Group, Inc.	25,438	386,912
Cabot Oil & Gas Corp.	56,930	1,146,001
CARBO Ceramics, Inc. (c)	23,227	464,308
Cloud Peak Energy, Inc. *	222,040	377,468
Concho Resources, Inc. *	13,037	1,176,459
Contango Oil & Gas Co. *	24,476	147,590
Continental Resources, Inc. *	11,064	256,463
CVR Energy, Inc. (c)	13,576	321,072
Dril-Quip, Inc. *	10,964	594,797
Energy XXI Ltd. (c)	437,113	162,693
Forum Energy Technologies, Inc. *	27,687	325,599
Frontline Ltd. (c)	51,292	453,934
Golar LNG Ltd.	17,966	329,317
Green Plains, Inc.	28,884	392,822
Gulfmark Offshore, Inc., Class A *(c)	45,182	162,203
Helix Energy Solutions Group, Inc. *	88,535	345,286
Hornbeck Offshore Services, Inc. *	24,605	211,357
Key Energy Services, Inc. *	824,930	188,909
Matrix Service Co. *	19,659	361,529
McDermott International, Inc. *	322,136	1,063,049
Newpark Resources, Inc. *	68,343	254,919
Nordic American Tankers Ltd. (c)	26,734	369,464
North Atlantic Drilling Ltd. *(c)	61,867	107,649
Oasis Petroleum, Inc. *	29,504	159,027
Oil States International, Inc. *	36,910	963,720
Parker Drilling Co. *	193,967	302,588
PBF Energy, Inc., Class A	36,374	1,098,495
PDC Energy, Inc. *	6,516	326,517
Pioneer Energy Services Corp. *	119,495	163,708
Range Resources Corp. (c)	35,277	837,123
Renewable Energy Group, Inc. *	35,776	260,807
Rowan Cos. plc, Class A	75,070	999,932
RPC, Inc.	36,452	494,654
SEACOR Holdings, Inc. *	24,427	1,182,023
SemGroup Corp., Class A	13,910	264,290
Seventy Seven Energy, Inc. *(c)	353,406	169,635
Ship Finance International Ltd. (c)	32,001	416,973
SM Energy Co.	37,969	343,240
Stone Energy Corp. *	97,564	151,224
Targa Resources Corp.	19,089	513,112
Teekay Corp.	30,652	245,216
Tesco Corp.	29,096	210,655
TETRA Technologies, Inc. *	74,422	375,087
Tidewater, Inc. (c)	87,920	505,540
Unit Corp. *	60,341	323,428
US Silica Holdings, Inc. (c)	10,582	203,069
W&T Offshore, Inc. *(c)	117,507	213,863
Western Refining, Inc.	38,448	1,025,408
WPX Energy, Inc. *	226,534	931,055
		23,628,711
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.9%
Ingles Markets, Inc., Class A	12,899	435,083
PriceSmart, Inc.	6,494	501,726
Rite Aid Corp. *	145,484	1,156,598
SpartanNash Co.	34,751	953,915
Sprouts Farmers Market, Inc. *	12,206	347,627
SUPERVALU, Inc. *	156,688	800,676
The Andersons, Inc.	27,038	725,970
The Fresh Market, Inc. *	18,583	428,710
		5,350,305
Food, Beverage & Tobacco 2.9%
B&G Foods, Inc.	15,553	537,978
Cal-Maine Foods, Inc. (c)	11,045	589,582
Darling Ingredients, Inc. *	67,300	606,373
Dean Foods Co.	42,039	810,932
Flowers Foods, Inc.	61,743	1,057,658
Fresh Del Monte Produce, Inc.	33,928	1,360,852
J&J Snack Foods Corp.	4,283	474,514
Keurig Green Mountain, Inc.	20,807	1,912,996
Lancaster Colony Corp.	8,105	824,846
Pilgrim's Pride Corp. *(c)	23,145	565,895
Pinnacle Foods, Inc.	18,789	811,497
Post Holdings, Inc. *	9,424	654,591
Sanderson Farms, Inc. (c)	15,311	1,397,282
Seaboard Corp. *	195	570,375
Snyder's-Lance, Inc. (c)	19,437	635,784
The Boston Beer Co., Inc., Class A *	1,128	212,188
The Hain Celestial Group, Inc. *	11,335	419,055
The WhiteWave Foods Co. *	19,177	742,533
TreeHouse Foods, Inc. *	12,050	1,017,261
Universal Corp.	30,534	1,663,492
Vector Group Ltd.	25,037	581,610
		17,447,294
Health Care Equipment & Services 4.5%
Air Methods Corp. *	11,724	425,933
Alere, Inc. *	17,716	944,263
Align Technology, Inc. *	6,053	399,680
Allscripts Healthcare Solutions, Inc. *	101,875	1,275,475
Amedisys, Inc. *	15,510	569,837
Amsurg Corp. *	8,809	599,452
Analogic Corp.	4,838	362,753
Brookdale Senior Living, Inc. *	31,070	446,476
Chemed Corp.	8,408	1,080,428
CONMED Corp.	9,630	382,696
Edwards Lifesciences Corp. *	18,961	1,649,607
Envision Healthcare Holdings, Inc. *	26,935	592,301
Greatbatch, Inc. *	6,175	233,415
Haemonetics Corp. *	14,048	450,660
Halyard Health, Inc. *	26,788	683,630
Hanger, Inc. *	200	498
HealthSouth Corp.	21,774	767,098
Hill-Rom Holdings, Inc.	21,203	982,759
IDEXX Laboratories, Inc. *	20,933	1,531,458
IMS Health Holdings, Inc. *	11,607	299,228
Integra LifeSciences Holdings Corp. *	5,131	314,838
Invacare Corp.	36,919	447,089
Kindred Healthcare, Inc.	68,411	719,000

See financial notes    25

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
LivaNova plc *	11,557	652,277
Masimo Corp. *	13,697	518,294
MEDNAX, Inc. *	18,473	1,238,430
Meridian Bioscience, Inc.	13,420	270,413
Molina Healthcare, Inc. *	13,474	835,927
Orthofix International N.V. *	9,782	375,727
PharMerica Corp. *	23,746	548,770
Quality Systems, Inc.	28,680	445,974
Select Medical Holdings Corp.	68,166	667,345
STERIS plc	22,894	1,472,542
Team Health Holdings, Inc. *	6,794	302,809
Teleflex, Inc.	9,215	1,316,086
The Cooper Cos., Inc.	7,494	1,071,342
Triple-S Management Corp., Class B *	30,513	800,051
VCA, Inc. *	17,819	909,304
West Pharmaceutical Services, Inc.	14,084	873,490
		27,457,355
Household & Personal Products 0.4%
Elizabeth Arden, Inc. *(c)	34,990	216,938
Nu Skin Enterprises, Inc., Class A (c)	36,094	1,100,506
Spectrum Brands Holdings, Inc.	5,095	487,948
WD-40 Co.	3,978	429,624
		2,235,016
Insurance 4.0%
Allied World Assurance Co. Holdings AG	38,251	1,238,950
Ambac Financial Group, Inc. *	41,768	637,797
American Equity Investment Life Holding Co.	30,738	418,037
AmTrust Financial Services, Inc.	6,925	169,316
Argo Group International Holdings Ltd.	12,982	723,487
Aspen Insurance Holdings Ltd.	33,342	1,490,054
Assured Guaranty Ltd.	55,037	1,365,468
Brown & Brown, Inc.	31,510	1,018,088
CNA Financial Corp.	7,308	211,713
CNO Financial Group, Inc.	89,113	1,553,240
Employers Holdings, Inc.	20,156	559,530
Endurance Specialty Holdings Ltd.	28,994	1,805,456
Horace Mann Educators Corp.	12,503	385,217
Infinity Property & Casualty Corp.	7,100	530,796
Kemper Corp.	35,495	954,106
Maiden Holdings Ltd.	14,813	177,312
Markel Corp. *	1,580	1,353,602
MBIA, Inc. *	94,508	648,325
Mercury General Corp.	17,059	896,962
Primerica, Inc.	34,135	1,440,156
ProAssurance Corp.	21,209	1,045,816
RLI Corp.	16,890	1,060,185
Safety Insurance Group, Inc.	8,346	461,617
Selective Insurance Group, Inc.	16,386	550,242
StanCorp Financial Group, Inc.	14,544	1,671,106
Stewart Information Services Corp.	14,265	481,444
The Hanover Insurance Group, Inc.	18,090	1,500,565
		24,348,587
Security	Number of Shares	Value ($)
Materials 5.6%
A. Schulman, Inc.	20,834	514,391
Axalta Coating Systems Ltd. *	10,340	268,426
Axiall Corp.	45,635	908,137
Berry Plastics Group, Inc. *	23,172	721,344
Boise Cascade Co. *	19,572	327,635
Cabot Corp.	39,245	1,747,580
Calgon Carbon Corp.	19,819	277,862
Carpenter Technology Corp.	25,084	745,496
Century Aluminum Co. *	46,060	329,329
Chemtura Corp. *	37,741	952,205
Clearwater Paper Corp. *	14,300	581,581
Coeur Mining, Inc. *	144,116	556,288
Compass Minerals International, Inc.	11,068	750,853
Crown Holdings, Inc. *	32,782	1,535,837
Eagle Materials, Inc.	6,558	396,234
Ferro Corp. *	32,942	327,114
Ferroglobe plc	20,836	163,771
Greif, Inc., Class A	32,391	858,685
H.B. Fuller Co.	21,736	836,619
Hecla Mining Co.	170,430	441,414
Innophos Holdings, Inc.	15,050	436,149
Innospec, Inc.	9,229	400,539
Intrepid Potash, Inc. *	53,478	52,943
Kaiser Aluminum Corp.	10,765	824,707
KapStone Paper & Packaging Corp.	20,885	213,862
Koppers Holdings, Inc. *	23,364	409,805
Kraton Performance Polymers, Inc. *	25,050	430,109
Louisiana-Pacific Corp. *	33,288	528,946
LSB Industries, Inc. *	20,038	117,022
Martin Marietta Materials, Inc.	9,447	1,347,331
Materion Corp.	15,824	412,690
Minerals Technologies, Inc.	13,524	687,290
Myers Industries, Inc.	21,179	254,783
Neenah Paper, Inc.	3,937	238,425
NewMarket Corp.	2,882	1,052,334
Olin Corp.	51,091	774,540
P.H. Glatfelter Co.	37,400	687,038
PolyOne Corp.	27,268	733,782
Quaker Chemical Corp.	4,609	358,626
Royal Gold, Inc.	5,712	264,865
Schnitzer Steel Industries, Inc., Class A	80,566	1,179,486
Schweitzer-Mauduit International, Inc.	14,571	440,336
Sealed Air Corp.	36,855	1,685,379
Sensient Technologies Corp.	16,805	965,951
Silgan Holdings, Inc.	23,288	1,193,044
Stepan Co.	15,015	745,945
Stillwater Mining Co. *	31,477	264,092
SunCoke Energy, Inc.	74,263	351,264
The Scotts Miracle-Gro Co., Class A	17,536	1,210,335
Tronox Ltd., Class A	75,621	391,717
W.R. Grace & Co. *	8,375	575,698
Westlake Chemical Corp.	12,248	528,134
Worthington Industries, Inc.	35,324	1,098,930
		34,096,898

26    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 1.9%
AMC Networks, Inc., Class A *	7,585	497,121
Cinemark Holdings, Inc.	42,613	1,410,490
DreamWorks Animation SKG, Inc., Class A *	28,440	729,770
John Wiley & Sons, Inc., Class A	17,976	782,495
Liberty Broadband Corp., Class A *	2,214	111,342
Liberty Broadband Corp., Class C *	3,772	189,996
Lions Gate Entertainment Corp.	11,241	237,185
Live Nation Entertainment, Inc. *	37,331	820,909
Loral Space & Communications, Inc. *	11,421	366,157
Meredith Corp.	15,766	685,663
MSG Networks, Inc., Class A *	12,897	211,769
National CineMedia, Inc.	34,042	508,928
Regal Entertainment Group, Class A (c)	46,118	908,064
Scholastic Corp.	23,226	813,607
Sinclair Broadcast Group, Inc., Class A	17,048	526,272
Sirius XM Holdings, Inc. *	365,338	1,359,057
Starz, Class A *	10,904	274,672
The New York Times Co., Class A	51,273	644,502
Tribune Media Co., Class A	11,778	422,830
		11,500,829
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Alexion Pharmaceuticals, Inc. *	4,970	699,776
Bio-Rad Laboratories, Inc., Class A *	6,756	909,628
Bio-Techne Corp.	7,476	641,740
Bruker Corp. *	23,228	603,463
Charles River Laboratories International, Inc. *	16,681	1,224,886
Endo International plc *	13,901	581,201
Illumina, Inc. *	4,976	747,594
Impax Laboratories, Inc. *	12,175	398,001
Jazz Pharmaceuticals plc *	1,990	241,944
Mallinckrodt plc *	12,473	811,119
Myriad Genetics, Inc. *	18,581	650,335
PAREXEL International Corp. *	8,591	504,206
PDL BioPharma, Inc.	150,269	452,310
PerkinElmer, Inc.	26,529	1,253,761
Prestige Brands Holdings, Inc. *	5,206	254,573
QIAGEN N.V. *	38,021	802,623
Quintiles Transnational Holdings, Inc. *	15,955	1,000,538
Regeneron Pharmaceuticals, Inc. *	825	316,817
United Therapeutics Corp. *	4,277	521,537
		12,616,052
Real Estate 10.4%
Alexandria Real Estate Equities, Inc.	11,755	930,526
Altisource Portfolio Solutions S.A. *(c)	8,308	222,322
American Campus Communities, Inc.	20,381	892,076
Anworth Mortgage Asset Corp.	99,474	467,528
Apartment Investment & Management Co., Class A	28,782	1,053,709
Brandywine Realty Trust	61,713	759,687
Brixmor Property Group, Inc.	21,286	498,731
Camden Property Trust	17,498	1,307,801
Security	Number of Shares	Value ($)
Capstead Mortgage Corp.	53,369	518,213
CBL & Associates Properties, Inc.	65,699	757,509
CBRE Group, Inc., Class A *	40,967	1,040,971
Chimera Investment Corp.	67,780	883,173
Columbia Property Trust, Inc.	53,213	1,078,628
Corporate Office Properties Trust	33,696	788,486
CubeSmart	9,890	295,711
DCT Industrial Trust, Inc.	16,134	583,889
DDR Corp.	48,441	810,418
DiamondRock Hospitality Co.	49,310	438,859
Douglas Emmett, Inc.	28,065	753,265
Duke Realty Corp.	72,086	1,490,738
DuPont Fabros Technology, Inc.	8,821	314,469
EastGroup Properties, Inc.	7,176	389,154
EPR Properties	13,819	859,956
Equinix, Inc.	5,598	1,700,057
Equity Commonwealth *	50,668	1,349,289
Equity LifeStyle Properties, Inc.	10,285	721,596
Equity One, Inc.	14,289	391,661
Essex Property Trust, Inc.	4,841	1,013,124
Extra Space Storage, Inc.	8,422	691,867
Federal Realty Investment Trust	9,919	1,468,607
Forest City Realty Trust, Inc., Class A *	12,821	239,112
Franklin Street Properties Corp.	31,351	298,148
Government Properties Income Trust	20,738	307,752
Gramercy Property Trust	32,920	248,546
Hatteras Financial Corp.	46,945	645,494
Healthcare Realty Trust, Inc.	24,984	724,786
Healthcare Trust of America, Inc., Class A	21,207	589,767
Hersha Hospitality Trust	13,070	263,099
Highwoods Properties, Inc.	23,119	1,006,832
Invesco Mortgage Capital, Inc.	54,765	619,392
Investors Real Estate Trust	46,650	286,431
Jones Lang LaSalle, Inc.	10,471	1,068,775
Kilroy Realty Corp.	10,787	585,411
Lamar Advertising Co., Class A	14,866	849,295
LaSalle Hotel Properties	20,437	497,641
Lexington Realty Trust	73,014	565,128
Liberty Property Trust	47,238	1,364,233
Mack-Cali Realty Corp.	64,491	1,283,371
Medical Properties Trust, Inc.	32,769	379,137
MFA Financial, Inc.	151,138	1,029,250
Mid-America Apartment Communities, Inc.	10,628	955,882
National Retail Properties, Inc.	19,733	867,857
New Residential Investment Corp.	39,184	458,845
NorthStar Realty Finance Corp.	21,949	274,143
Omega Healthcare Investors, Inc.	20,163	646,426
Outfront Media, Inc.	38,696	791,333
Pennsylvania Real Estate Investment Trust	19,324	370,248
PennyMac Mortgage Investment Trust	31,991	421,002
Piedmont Office Realty Trust, Inc., Class A	77,847	1,430,049
Post Properties, Inc.	7,987	445,116
Potlatch Corp.	16,375	432,955
PS Business Parks, Inc.	4,603	422,601
Rayonier, Inc.	68,751	1,500,834
Realogy Holdings Corp. *	24,913	796,469

See financial notes    27

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Realty Income Corp.	23,203	1,358,304
Redwood Trust, Inc.	39,206	466,159
Regency Centers Corp.	17,561	1,239,455
Retail Properties of America, Inc., Class A	70,398	1,034,147
RLJ Lodging Trust	25,034	524,963
Ryman Hospitality Properties, Inc.	12,040	576,355
Sabra Health Care REIT, Inc.	19,102	380,416
Senior Housing Properties Trust	69,032	1,077,590
SL Green Realty Corp.	10,721	945,378
Sovran Self Storage, Inc.	4,643	494,201
Spirit Realty Capital, Inc.	28,794	307,808
Starwood Property Trust, Inc.	32,818	575,628
Sun Communities, Inc.	6,090	411,258
Sunstone Hotel Investors, Inc.	27,065	349,139
Tanger Factory Outlet Centers, Inc.	18,509	593,769
Taubman Centers, Inc.	11,253	796,937
The Geo Group, Inc.	25,021	726,610
Two Harbors Investment Corp.	60,889	471,890
UDR, Inc.	41,884	1,437,878
Washington Real Estate Investment Trust	25,004	646,853
Weingarten Realty Investors	31,932	1,124,964
Western Asset Mortgage Capital Corp. (c)	17,088	184,721
WP Carey, Inc.	11,404	646,493
		63,508,296
Retailing 5.1%
Asbury Automotive Group, Inc. *	12,544	732,570
Ascena Retail Group, Inc. *	110,566	934,283
Barnes & Noble, Inc.	59,614	578,256
Burlington Stores, Inc. *	22,728	1,274,132
Cabela's, Inc. *	12,936	620,669
Caleres, Inc.	28,229	800,010
Citi Trends, Inc.	9,788	180,980
Conn's, Inc. *(c)	7,612	129,176
DSW, Inc., Class A	38,967	1,020,935
Express, Inc. *	58,058	1,000,339
Five Below, Inc. *	12,451	477,496
Fred's, Inc., Class A	62,327	890,653
Genesco, Inc. *	18,574	1,225,512
GNC Holdings, Inc., Class A	39,152	1,115,049
Group 1 Automotive, Inc.	19,413	1,082,469
Haverty Furniture Cos., Inc.	10,250	199,260
Hibbett Sports, Inc. *	14,172	503,106
HSN, Inc.	16,987	901,840
Lands' End, Inc. *(c)	13,602	327,264
Liberty TripAdvisor Holdings, Inc., Class A *	9,974	203,370
Lithia Motors, Inc., Class A	5,774	535,365
Lumber Liquidators Holdings, Inc. *(c)	24,098	273,030
Monro Muffler Brake, Inc.	6,693	457,600
Netflix, Inc. *	13,564	1,267,013
Nutrisystem, Inc.	18,622	378,958
Outerwall, Inc. (c)	17,551	547,416
Penske Automotive Group, Inc.	23,587	889,702
Pier 1 Imports, Inc.	106,991	528,535
Pool Corp.	12,327	989,488
Restoration Hardware Holdings, Inc. *	2,542	96,571
Security	Number of Shares	Value ($)
Sally Beauty Holdings, Inc. *	42,347	1,337,318
Sears Holdings Corp. *(c)	40,530	708,059
Select Comfort Corp. *	16,606	297,247
Shutterfly, Inc. *	5,170	229,755
Sonic Automotive, Inc., Class A	39,864	763,396
Stage Stores, Inc.	64,141	538,784
Stein Mart, Inc.	38,714	286,871
Tailored Brands, Inc.	39,424	608,707
The Buckle, Inc.	22,806	725,231
The Cato Corp., Class A	18,133	656,415
The Children's Place, Inc.	19,898	1,355,850
The Finish Line, Inc., Class A	46,010	838,302
The Michaels Cos., Inc. *	8,850	206,205
TripAdvisor, Inc. *	6,454	404,020
Tuesday Morning Corp. *	37,770	254,192
Ulta Salon, Cosmetics & Fragrance, Inc. *	7,371	1,217,615
Vitamin Shoppe, Inc. *	15,039	414,926
Zumiez, Inc. *	12,438	256,969
		31,260,909
Semiconductors & Semiconductor Equipment 2.8%
Advanced Micro Devices, Inc. *(c)	534,348	1,143,505
Amkor Technology, Inc. *	94,633	478,843
Atmel Corp.	170,477	1,377,454
Brooks Automation, Inc.	31,162	303,830
Cabot Microelectronics Corp. *	14,460	556,132
Cirrus Logic, Inc. *	18,073	636,712
Cree, Inc. *	31,372	995,747
Cypress Semiconductor Corp.	71,827	573,179
Diodes, Inc. *	13,888	265,816
Entegris, Inc. *	39,717	490,902
Fairchild Semiconductor International, Inc. *	61,029	1,224,242
First Solar, Inc. *	27,413	1,970,172
Integrated Device Technology, Inc. *	22,441	435,804
Intersil Corp., Class A	62,223	794,588
Microsemi Corp. *	18,174	629,366
MKS Instruments, Inc.	16,943	557,425
ON Semiconductor Corp. *	112,898	947,214
Photronics, Inc. *	42,057	427,720
Silicon Laboratories, Inc. *	13,990	577,087
Skyworks Solutions, Inc.	13,383	889,300
Synaptics, Inc. *	5,705	463,303
Teradyne, Inc.	56,698	1,081,798
Veeco Instruments, Inc. *	20,604	382,204
		17,202,343
Software & Services 5.6%
ACI Worldwide, Inc. *	17,237	321,642
Acxiom Corp. *	40,568	841,380
ANSYS, Inc. *	9,366	777,565
AVG Technologies N.V. *	13,644	261,146
Cadence Design Systems, Inc. *	27,610	594,996
Cardtronics, Inc. *	6,308	212,706
Cimpress N.V. *(c)	8,547	753,674
Convergys Corp.	68,438	1,764,332
CSG Systems International, Inc.	14,174	538,045
EarthLink Holdings Corp.	120,781	681,205
Euronet Worldwide, Inc. *	8,007	524,779

28    See financial notes

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Everi Holdings, Inc. *	61,801	181,695
Fair Isaac Corp.	9,902	985,447
FleetCor Technologies, Inc. *	3,718	474,751
Gartner, Inc. *	10,797	889,673
Genpact Ltd. *	43,918	1,160,753
Heartland Payment Systems, Inc.	10,839	1,013,663
j2 Global, Inc.	6,930	506,444
Jack Henry & Associates, Inc.	15,378	1,264,687
LinkedIn Corp., Class A *	1,414	165,707
Manhattan Associates, Inc. *	7,863	434,509
ManTech International Corp., Class A	30,206	879,901
MAXIMUS, Inc.	13,097	643,979
Mentor Graphics Corp.	24,445	466,900
Monster Worldwide, Inc. *	111,605	332,583
NeuStar, Inc., Class A *(c)	45,711	1,136,833
Nuance Communications, Inc. *	37,425	730,162
Progress Software Corp. *	29,390	741,216
PTC, Inc. *	20,251	625,958
Rackspace Hosting, Inc. *	21,866	470,775
Red Hat, Inc. *	14,472	945,745
Rovi Corp. *	38,291	872,269
salesforce.com, Inc. *	13,016	881,834
Science Applications International Corp.	32,007	1,429,113
Solera Holdings, Inc.	13,377	745,099
SS&C Technologies Holdings, Inc.	4,172	243,186
Sykes Enterprises, Inc. *	21,462	653,947
Synopsys, Inc. *	24,387	1,091,318
Take-Two Interactive Software, Inc. *	32,065	1,154,019
Travelport Worldwide Ltd.	32,312	419,410
Unisys Corp. *	51,257	552,038
United Online, Inc. *	31,427	386,866
Vantiv, Inc., Class A *	13,609	708,212
Verint Systems, Inc. *	5,072	180,208
VeriSign, Inc. *	22,193	1,875,087
VMware, Inc., Class A *(c)	7,216	364,336
WebMD Health Corp. *	16,394	909,211
WEX, Inc. *	5,370	350,661
Zynga, Inc., Class A *	86,836	183,224
		34,322,889
Technology Hardware & Equipment 5.5%
ADTRAN, Inc.	42,348	792,331
ARRIS International plc *	45,214	1,080,162
AVX Corp.	18,256	214,325
Belden, Inc.	12,092	662,279
Benchmark Electronics, Inc. *	58,319	1,262,606
Brocade Communications Systems, Inc.	142,748	1,417,488
CDW Corp.	22,721	899,297
Cognex Corp.	8,549	316,398
Coherent, Inc. *	9,287	785,680
CommScope Holding Co., Inc. *	28,150	709,099
Comtech Telecommunications Corp.	28,344	582,469
Diebold, Inc.	37,929	941,398
Dolby Laboratories, Inc., Class A	23,762	938,599
EchoStar Corp., Class A *	15,414	689,006
Electronics For Imaging, Inc. *	8,629	341,795
F5 Networks, Inc. *	13,591	1,307,046
Fabrinet *	17,118	488,719
FEI Co.	6,936	563,481
Security	Number of Shares	Value ($)
Finisar Corp. *	36,169	527,344
Harmonic, Inc. *	43,578	145,986
II-VI, Inc. *	14,566	319,724
Insight Enterprises, Inc. *	53,976	1,408,774
InterDigital, Inc.	12,726	632,864
IPG Photonics Corp. *	3,059	252,245
Itron, Inc. *	24,491	975,721
Knowles Corp. *(c)	43,517	495,223
Littelfuse, Inc.	5,305	602,754
Methode Electronics, Inc.	6,650	189,991
MTS Systems Corp.	6,715	368,989
National Instruments Corp.	26,521	765,131
NCR Corp. *	56,463	1,318,976
NETGEAR, Inc. *	19,516	771,077
OSI Systems, Inc. *	4,444	268,284
Plantronics, Inc.	13,657	512,138
Plexus Corp. *	26,707	971,868
Polycom, Inc. *	94,600	984,786
QLogic Corp. *	78,217	1,008,217
Rofin-Sinar Technologies, Inc. *	14,947	333,916
Sanmina Corp. *	74,883	1,542,590
ScanSource, Inc. *	26,942	1,007,361
Super Micro Computer, Inc. *	7,612	247,162
Trimble Navigation Ltd. *	46,476	1,081,032
TTM Technologies, Inc. *	37,724	247,469
VeriFone Systems, Inc. *	16,718	399,393
ViaSat, Inc. *	7,026	512,968
Viavi Solutions, Inc. *	76,171	497,397
Zebra Technologies Corp., Class A *	12,945	799,742
		33,181,300
Telecommunication Services 1.2%
Cincinnati Bell, Inc. *	207,469	717,843
Consolidated Communications Holdings, Inc.	27,366	640,091
General Communication, Inc., Class A *	13,440	256,570
Inteliquent, Inc.	21,366	363,649
Intelsat S.A. *(c)	70,115	120,598
Iridium Communications, Inc. *(c)	30,728	212,945
Level 3 Communications, Inc. *	30,384	1,475,143
NTELOS Holdings Corp. *	44,734	411,106
SBA Communications Corp., Class A *	9,805	930,396
T-Mobile US, Inc. *	37,398	1,387,466
Vonage Holdings Corp. *	90,990	488,616
Zayo Group Holdings, Inc. *	9,512	225,244
		7,229,667
Transportation 3.1%
Allegiant Travel Co.	2,896	474,596
AMERCO	1,596	547,125
American Airlines Group, Inc.	35,353	1,449,473
ArcBest Corp.	21,350	417,819
Atlas Air Worldwide Holdings, Inc. *	16,272	589,209
Copa Holdings S.A., Class A (c)	18,316	1,118,375
Forward Air Corp.	9,233	375,968
Genesee & Wyoming, Inc., Class A *	7,701	436,801
Hawaiian Holdings, Inc. *	14,792	636,352
Heartland Express, Inc.	20,725	381,340

See financial notes    29

Schwab Fundamental U.S. Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Hub Group, Inc., Class A *	24,938	920,711
Kirby Corp. *	17,687	1,001,261
Knight Transportation, Inc.	23,225	562,742
Landstar System, Inc.	20,644	1,222,125
Macquarie Infrastructure Corp.	6,189	377,838
Marten Transport Ltd.	11,368	186,435
Matson, Inc.	12,485	500,524
Navios Maritime Holdings, Inc.	191,525	158,161
Old Dominion Freight Line, Inc. *	13,478	870,140
Saia, Inc. *	12,496	328,020
SkyWest, Inc.	89,576	1,616,847
Southwest Airlines Co.	35,265	1,479,367
Spirit Airlines, Inc. *	12,132	579,303
Swift Transportation Co. *	31,286	533,113
United Continental Holdings, Inc. *	19,025	1,089,371
Werner Enterprises, Inc.	34,532	916,825
Wesco Aircraft Holdings, Inc. *	16,700	213,593
		18,983,434
Utilities 4.8%
ALLETE, Inc.	17,278	916,079
American States Water Co.	9,943	421,683
Aqua America, Inc.	41,076	1,255,693
Avista Corp.	33,661	1,272,386
Black Hills Corp.	24,547	1,374,877
California Water Service Group	18,280	451,882
Cleco Corp.	22,837	1,048,447
Dynegy, Inc. *	33,658	339,273
El Paso Electric Co.	23,595	963,856
Hawaiian Electric Industries, Inc.	51,822	1,521,494
IDACORP, Inc.	17,517	1,243,006
ITC Holdings Corp.	30,029	1,220,078
MGE Energy, Inc.	12,559	609,614
New Jersey Resources Corp.	37,409	1,295,100
Northwest Natural Gas Co.	15,744	785,468
NorthWestern Corp.	17,212	1,021,876
ONE Gas, Inc.	14,610	847,088
Otter Tail Corp.	21,724	594,369
Piedmont Natural Gas Co., Inc.	27,211	1,616,605
PNM Resources, Inc.	49,833	1,590,669
Portland General Electric Co.	42,934	1,633,639
Questar Corp.	66,461	1,646,239
South Jersey Industries, Inc.	25,921	659,689
Southwest Gas Corp.	24,061	1,467,721
The Empire District Electric Co.	27,144	888,152
The Laclede Group, Inc.	13,921	912,104
WGL Holdings, Inc.	24,863	1,695,408
		29,292,495
Total Common Stock
(Cost $668,905,365)		606,627,634

Rights 0.0% of net assets
Telecommunication Services 0.0%
Leap Wireless CVR *(a)(d)	5,940	12,723
Total Rights
(Cost $14,969)		12,723

Security	Number of Shares	Value ($)
Other Investment Companies 2.9% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	352,261	352,261
Securities Lending Collateral 2.8%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (b)	17,357,600	17,357,600
Total Other Investment Companies
(Cost $17,709,861)		17,709,861

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $686,715,815 and the unrealized appreciation and depreciation were $23,760,839 and ($86,126,436), respectively, with a net unrealized depreciation of ($62,365,597).
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $12,723 or 0.0% of net assets.
(b)	The rate shown is the 7-day yield.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $16,747,740.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 03/18/16	22	2,269,740	19,505

30    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.9%	Common Stock	1,014,634,349	875,670,925
0.4%	Preferred Stock	5,331,493	3,686,825
0.0%	Rights	4,013	4,149
1.2%	Other Investment Companies	10,748,422	10,748,422
100.5%	Total Investments	1,030,718,277	890,110,321
(0.5%)	Other Assets and Liabilities, Net		(4,762,229)
100.0%	Net Assets		885,348,092

Security	Number of Shares	Value ($)
Common Stock 98.9% of net assets
Australia 5.5%
Banks 1.6%
Australia & New Zealand Banking Group Ltd.	181,340	2,901,295
Bendigo & Adelaide Bank Ltd.	28,245	172,689
Commonwealth Bank of Australia	86,651	4,340,998
National Australia Bank Ltd.	174,290	3,011,332
Westpac Banking Corp.	199,950	4,105,911
		14,532,225
Capital Goods 0.1%
CIMIC Group Ltd.	17,243	388,687
UGL Ltd. *	185,857	380,988
		769,675
Commercial & Professional Services 0.1%
Brambles Ltd.	73,862	658,922
Downer EDI Ltd.	117,907	280,436
		939,358
Consumer Services 0.1%
Tabcorp Holdings Ltd.	92,481	284,034
Tatts Group Ltd.	163,246	453,568
		737,602
Diversified Financials 0.1%
Macquarie Group Ltd.	13,849	635,637
Energy 0.3%
Caltex Australia Ltd.	20,104	524,688
Origin Energy Ltd.	161,490	510,975
Santos Ltd.	149,690	353,892
Woodside Petroleum Ltd.	54,604	988,673
WorleyParsons Ltd.	64,383	193,140
		2,571,368
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.9%
Metcash Ltd. *(b)	613,151	733,555
Wesfarmers Ltd.	143,766	4,013,951
Woolworths Ltd.	170,273	2,785,041
		7,532,547
Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	53,348	324,263
Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	28,070	368,501
Insurance 0.4%
AMP Ltd.	197,082	748,874
Insurance Australia Group Ltd.	134,927	498,241
Medibank Pvt Ltd.	121,291	218,313
QBE Insurance Group Ltd.	130,232	983,202
Suncorp Group Ltd.	160,651	1,285,144
		3,733,774
Materials 1.1%
Amcor Ltd.	65,037	650,802
Arrium Ltd. *	5,649,961	72,639
BHP Billiton Ltd.	405,530	4,509,847
BlueScope Steel Ltd.	156,276	612,794
Boral Ltd.	83,408	347,913
Fortescue Metals Group Ltd. (b)	215,571	314,102
Incitec Pivot Ltd.	138,965	288,834
Newcrest Mining Ltd. *	74,995	937,391
Orica Ltd.	49,323	502,013
Rio Tinto Ltd.	48,751	1,402,566
		9,638,901
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	15,977	1,172,197
Real Estate 0.2%
LendLease Group	50,125	466,497
Mirvac Group	208,119	272,028
Scentre Group	65,426	204,212
Stockland	167,217	498,043
Westfield Corp.	91,717	655,089
		2,095,869
Telecommunication Services 0.2%
Telstra Corp., Ltd.	390,856	1,465,637
Transportation 0.2%
Asciano Ltd.	62,431	395,525
Aurizon Holdings Ltd.	119,246	346,648
Qantas Airways Ltd. *	119,774	330,217
Transurban Group	33,283	269,817
		1,342,207
Utilities 0.1%
AGL Energy Ltd.	51,841	679,083
APA Group	33,730	210,079
DUET Group	115,616	187,454
		1,076,616
		48,936,377
Austria 0.3%
Banks 0.1%
Erste Group Bank AG *	36,626	944,160
Raiffeisen Bank International AG *	29,528	393,666
		1,337,826

See financial notes    31

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Energy 0.1%
OMV AG	47,376	1,244,700
Materials 0.1%
voestalpine AG	17,465	506,675
		3,089,201
Belgium 1.0%
Banks 0.1%
KBC Groep N.V.	11,232	596,782
Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	3,320	254,029
Food & Staples Retailing 0.3%
Colruyt S.A.	8,962	481,625
Delhaize Group	17,094	1,735,878
		2,217,503
Food, Beverage & Tobacco 0.3%
Anheuser-Busch InBev N.V.	23,663	2,663,664
Insurance 0.1%
Ageas	23,011	850,214
Materials 0.1%
Solvay S.A.	4,873	452,649
Umicore S.A.	16,040	727,020
		1,179,669
Media 0.0%
Telenet Group Holding N.V. *	4,416	232,209
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	4,443	330,494
Telecommunication Services 0.1%
Proximus	19,277	608,988
		8,933,552
Canada 7.0%
Automobiles & Components 0.2%
Magna International, Inc.	38,644	1,497,719
Banks 1.6%
Bank of Montreal	39,349	2,168,465
Canadian Imperial Bank of Commerce	27,019	1,794,153
National Bank of Canada	21,349	580,927
Royal Bank of Canada	74,393	3,793,241
The Bank of Nova Scotia	66,029	2,669,237
The Toronto-Dominion Bank	84,865	3,284,713
		14,290,736
Capital Goods 0.1%
Bombardier, Inc., B Shares *	311,818	244,003
Finning International, Inc.	18,045	249,508
SNC-Lavalin Group, Inc.	12,128	380,242
		873,753
Diversified Financials 0.1%
CI Financial Corp.	10,066	222,706
IGM Financial, Inc.	8,544	226,499
Onex Corp.	8,020	471,277
		920,482
Energy 1.9%
ARC Resources Ltd.	26,710	353,938
Baytex Energy Corp.	48,132	109,795
Bonavista Energy Corp.	75,293	130,620
Security	Number of Shares	Value ($)
Cameco Corp.	27,292	330,018
Canadian Natural Resources Ltd.	90,047	1,879,912
Canadian Oil Sands Ltd.	143,343	979,888
Cenovus Energy, Inc.	108,828	1,243,657
Crescent Point Energy Corp.	39,462	480,384
Enbridge, Inc.	31,924	1,126,272
Encana Corp.	177,695	767,397
Enerplus Corp.	55,110	159,480
Gibson Energy, Inc.	20,220	256,892
Husky Energy, Inc.	47,645	518,798
Imperial Oil Ltd.	20,852	664,844
Inter Pipeline Ltd.	16,269	298,093
Pacific Exploration & Production Corp. *	153,807	151,014
Pembina Pipeline Corp.	13,885	345,741
Pengrowth Energy Corp.	258,499	192,739
Penn West Petroleum Ltd. (b)	820,212	775,042
Suncor Energy, Inc.	151,628	3,702,831
TransCanada Corp.	50,000	1,832,644
Vermilion Energy, Inc.	8,122	220,648
		16,520,647
Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., B Shares	18,891	853,763
Empire Co., Ltd., A Shares	28,223	545,458
George Weston Ltd.	6,945	564,736
Loblaw Cos. Ltd.	17,259	875,691
Metro, Inc.	26,665	851,170
		3,690,818
Food, Beverage & Tobacco 0.1%
Saputo, Inc.	15,292	444,784
Insurance 0.5%
Fairfax Financial Holdings Ltd.	649	342,701
Great-West Lifeco, Inc.	12,832	331,552
Intact Financial Corp.	5,614	349,165
Manulife Financial Corp.	78,241	1,046,024
Power Corp. of Canada	38,095	826,807
Power Financial Corp.	16,842	392,019
Sun Life Financial, Inc.	30,476	907,576
		4,195,844
Materials 0.8%
Agrium, Inc.	11,081	953,084
Barrick Gold Corp.	141,627	1,965,590
First Quantum Minerals Ltd.	61,900	225,282
Goldcorp, Inc.	50,943	731,088
Kinross Gold Corp. *	165,365	483,423
Potash Corp. of Saskatchewan, Inc.	62,199	1,052,874
Teck Resources Ltd., Class B (b)	169,801	981,501
Yamana Gold, Inc.	154,104	435,714
		6,828,556
Media 0.1%
Quebecor, Inc., Class B	8,822	224,360
Shaw Communications, Inc., B Shares	24,461	423,093
Yellow Pages Ltd. *	32,544	453,828
		1,101,281
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Valeant Pharmaceuticals International, Inc. *	2,031	141,672

32    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Real Estate 0.1%
Brookfield Asset Management, Inc., Class A	41,601	1,275,424
Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	6,024	584,967
RONA, Inc.	27,470	478,180
		1,063,147
Software & Services 0.0%
CGI Group, Inc., Class A *	8,105	338,716
Technology Hardware & Equipment 0.1%
BlackBerry Ltd. *	138,469	1,079,457
Celestica, Inc. *	26,183	269,252
		1,348,709
Telecommunication Services 0.4%
BCE, Inc.	33,346	1,438,609
Rogers Communications, Inc., B Shares	30,645	1,132,956
TELUS Corp.	19,470	566,450
		3,138,015
Transportation 0.3%
Canadian National Railway Co.	31,319	1,817,270
Canadian Pacific Railway Ltd.	3,609	439,309
		2,256,579
Utilities 0.2%
Atco Ltd., Class I	9,871	261,386
Canadian Utilities Ltd., Class A	12,979	311,875
Emera, Inc.	7,218	239,996
Fortis, Inc.	17,644	488,577
TransAlta Corp. (b)	80,635	352,994
		1,654,828
		61,581,710
Denmark 0.8%
Banks 0.1%
Danske Bank A/S	27,071	739,781
Capital Goods 0.1%
FLSmidth & Co. A/S (b)	5,614	208,126
Vestas Wind Systems A/S	7,830	530,030
		738,156
Commercial & Professional Services 0.0%
ISS A/S	3,569	124,254
Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	8,511	735,812
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, B Shares	40,431	2,096,671
Telecommunication Services 0.1%
TDC A/S	164,132	698,139
Transportation 0.2%
AP Moller - Maersk A/S, A Shares	519	665,675
AP Moller - Maersk A/S, B Shares	826	1,087,111
DSV A/S	7,059	289,151
		2,041,937
		7,174,750
Security	Number of Shares	Value ($)
Finland 1.0%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	8,429	277,595
Capital Goods 0.1%
Kone Oyj, B Shares (b)	11,360	505,454
Metso Oyj	13,730	304,334
Wartsila Oyj Abp	10,025	404,445
		1,214,233
Energy 0.1%
Neste Oyj	16,316	512,521
Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	20,200	791,017
Insurance 0.1%
Sampo Oyj, A Shares	20,164	908,794
Materials 0.2%
Stora Enso Oyj, R Shares	78,877	653,063
UPM-Kymmene Oyj	60,735	1,032,769
		1,685,832
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	8,034	272,355
Technology Hardware & Equipment 0.3%
Nokia Oyj	436,978	2,661,246
Telecommunication Services 0.0%
Elisa Oyj	7,879	281,569
Utilities 0.1%
Fortum Oyj	47,218	627,457
		9,232,619
France 11.0%
Automobiles & Components 0.4%
Faurecia	6,416	218,585
Peugeot S.A. *	67,976	1,025,168
Renault S.A.	18,318	1,674,674
Valeo S.A.	4,436	615,988
		3,534,415
Banks 0.9%
BNP Paribas S.A.	102,695	4,798,081
Credit Agricole S.A.	83,096	865,501
Societe Generale S.A.	70,400	2,480,290
		8,143,872
Capital Goods 1.7%
Airbus Group SE	19,725	1,281,217
Alstom S.A. *	26,466	580,022
Bouygues S.A.	37,079	1,452,994
Compagnie de Saint-Gobain	74,647	2,901,223
Eiffage S.A.	5,336	378,772
Legrand S.A.	11,879	592,631
Nexans S.A. *	8,020	322,423
Rexel S.A.	54,378	668,245
Safran S.A.	12,440	774,641
Schneider Electric SE	38,728	2,304,717
Thales S.A.	6,416	511,764
Vinci S.A.	49,864	3,457,751
Zodiac Aerospace	7,415	124,074
		15,350,474

See financial notes    33

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.1%
Bureau Veritas S.A.	10,839	216,405
Teleperformance	3,618	279,818
		496,223
Consumer Durables & Apparel 0.4%
Christian Dior SE	3,358	592,356
Kering	5,213	910,235
LVMH Moet Hennessy Louis Vuitton SE	12,910	2,157,408
		3,659,999
Consumer Services 0.1%
Accor S.A.	12,253	521,224
Sodexo S.A.	5,707	580,842
		1,102,066
Diversified Financials 0.0%
Wendel S.A.	2,005	190,752
Energy 2.2%
CGG S.A. *	86,226	54,339
Technip S.A.	12,055	599,316
Total S.A.	410,821	18,468,876
Vallourec S.A. (b)	47,621	253,642
		19,376,173
Food & Staples Retailing 0.4%
Carrefour S.A.	98,253	2,604,333
Casino Guichard Perrachon S.A. (b)	12,954	584,823
Rallye S.A. (b)	16,918	275,366
		3,464,522
Food, Beverage & Tobacco 0.4%
Danone S.A.	36,580	2,552,886
Pernod-Ricard S.A.	9,650	1,028,704
		3,581,590
Health Care Equipment & Services 0.1%
Essilor International S.A.	6,416	764,404
Household & Personal Products 0.2%
L'Oreal S.A.	8,982	1,522,466
Insurance 0.4%
AXA S.A.	144,900	3,195,268
CNP Assurances	15,238	225,835
SCOR SE	14,098	494,088
		3,915,191
Materials 0.3%
Air Liquide S.A.	19,296	2,016,517
Arkema S.A.	7,312	448,090
		2,464,607
Media 0.5%
Eutelsat Communications S.A.	11,252	341,652
Publicis Groupe S.A.	8,020	498,100
Vivendi S.A.	165,866	3,447,642
		4,287,394
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	81,562	6,486,186
Real Estate 0.1%
Klepierre	8,090	337,631
Unibail-Rodamco SE	2,875	717,701
		1,055,332
Security	Number of Shares	Value ($)
Software & Services 0.2%
Atos SE	5,825	425,636
Cap Gemini S.A.	10,646	887,220
		1,312,856
Telecommunication Services 0.8%
Orange S.A.	414,546	7,213,557
Transportation 0.1%
Air France-KLM *(b)	99,108	903,915
Utilities 1.0%
Electricite de France S.A.	59,090	624,386
Engie S.A.	354,179	5,497,343
Suez Environnement Co.	43,373	751,439
Veolia Environnement S.A.	72,848	1,653,507
		8,526,675
		97,352,669
Germany 8.4%
Automobiles & Components 1.1%
Bayerische Motoren Werke AG	30,975	2,529,240
Continental AG	5,310	1,065,065
Daimler AG - Reg'd	79,572	5,455,561
Leoni AG	3,720	108,790
Volkswagen AG	3,046	426,281
		9,584,937
Banks 0.1%
Commerzbank AG *	96,097	783,002
Capital Goods 1.0%
Brenntag AG	10,462	508,695
GEA Group AG	10,426	460,782
HOCHTIEF AG	2,450	266,737
Kloeckner & Co. SE	32,134	273,875
MAN SE	3,609	370,569
MTU Aero Engines AG	2,171	198,407
OSRAM Licht AG	7,098	332,864
Rheinmetall AG	5,283	377,593
Siemens AG - Reg'd	65,062	6,041,435
		8,830,957
Commercial & Professional Services 0.0%
Bilfinger SE	8,555	370,888
Consumer Durables & Apparel 0.2%
adidas AG	14,920	1,596,168
HUGO BOSS AG	2,624	149,797
		1,745,965
Consumer Services 0.0%
TUI AG	27,908	418,009
Diversified Financials 0.3%
Deutsche Bank AG - Reg'd	116,185	2,017,960
Deutsche Boerse AG	7,263	601,104
		2,619,064
Food & Staples Retailing 0.1%
METRO AG	46,556	1,148,037
Food, Beverage & Tobacco 0.0%
Suedzucker AG	21,694	327,174

34    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	9,104	769,297
Fresenius SE & Co. KGaA	16,208	1,072,146
		1,841,443
Household & Personal Products 0.1%
Beiersdorf AG	3,722	323,329
Henkel AG & Co. KGaA	3,787	335,559
		658,888
Insurance 0.9%
Allianz SE - Reg'd	32,661	4,870,703
Hannover Rueck SE	4,411	454,355
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	13,672	2,696,982
		8,022,040
Materials 1.3%
Aurubis AG	8,980	407,071
BASF SE	95,049	6,215,120
HeidelbergCement AG	14,837	1,091,563
K+S AG - Reg'd	20,109	423,333
LANXESS AG	11,305	471,623
Linde AG	10,827	1,511,684
Salzgitter AG	12,971	296,742
Symrise AG	3,442	221,178
ThyssenKrupp AG	44,762	759,454
		11,397,768
Media 0.1%
ProSiebenSat.1 Media SE	13,858	711,839
Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Bayer AG - Reg'd	38,908	4,076,626
Merck KGaA	3,854	328,347
		4,404,973
Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	42,988	526,173
Software & Services 0.3%
SAP SE	31,763	2,413,776
Telecommunication Services 0.8%
Deutsche Telekom AG - Reg'd	373,547	6,278,926
Freenet AG	12,030	359,654
		6,638,580
Transportation 0.3%
Deutsche Lufthansa AG - Reg'd *	51,962	778,292
Deutsche Post AG - Reg'd	95,133	2,267,350
		3,045,642
Utilities 1.0%
E.ON SE	653,128	5,950,469
RWE AG	223,759	2,562,542
		8,513,011
		74,002,166
Hong Kong 1.0%
Banks 0.1%
Hang Seng Bank Ltd.	30,250	511,159
Security	Number of Shares	Value ($)
Capital Goods 0.2%
Jardine Matheson Holdings Ltd.	14,216	827,656
Jardine Strategic Holdings Ltd.	10,050	296,374
Noble Group Ltd.	3,039,834	745,614
		1,869,644
Consumer Durables & Apparel 0.0%
Li & Fung Ltd.	743,206	419,574
Consumer Services 0.1%
Galaxy Entertainment Group Ltd.	55,742	187,093
Sands China Ltd.	85,652	298,498
SJM Holdings Ltd.	257,526	156,977
		642,568
Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	10,189	221,308
Insurance 0.1%
AIA Group Ltd.	193,308	986,906
Real Estate 0.2%
Hongkong Land Holdings Ltd.	32,665	191,744
Link REIT	40,988	231,133
New World Development Co., Ltd.	246,673	206,826
Sun Hung Kai Properties Ltd.	31,726	354,340
Swire Pacific Ltd., Class A	60,764	592,312
The Wharf Holdings Ltd.	57,466	288,581
Wheelock & Co., Ltd.	47,470	187,410
		2,052,346
Retailing 0.1%
Esprit Holdings Ltd.	563,807	503,907
Transportation 0.0%
MTR Corp. Ltd.	44,150	204,110
Utilities 0.2%
CLP Holdings Ltd.	120,794	1,053,199
Hong Kong & China Gas Co., Ltd.	167,714	295,047
Power Assets Holdings Ltd.	36,948	350,182
		1,698,428
		9,109,950
Ireland 0.6%
Banks 0.0%
Bank of Ireland *	1,241,523	353,432
Commercial & Professional Services 0.1%
Experian plc	42,795	705,531
Food, Beverage & Tobacco 0.1%
Kerry Group plc, A Shares	5,315	464,600
Materials 0.2%
CRH plc	64,216	1,653,642
Smurfit Kappa Group plc	20,545	475,260
		2,128,902
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Shire plc	7,232	381,774
Technology Hardware & Equipment 0.1%
Seagate Technology plc	31,493	987,620
		5,021,859

See financial notes    35

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Israel 0.5%
Banks 0.1%
Bank Hapoalim B.M.	33,872	165,970
Bank Leumi Le-Israel *	87,819	293,698
		459,668
Materials 0.0%
Israel Chemicals Ltd.	67,961	262,990
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	43,885	2,478,731
Software & Services 0.0%
Check Point Software Technologies Ltd. *	2,876	238,909
Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	376,539	845,309
		4,285,607
Italy 3.3%
Banks 0.8%
Banca Monte dei Paschi di Siena S.p.A. *(b)	371,905	198,733
Banca Popolare dell'Emilia Romagna SC	40,902	209,322
Banco Popolare SC *	27,325	224,902
Intesa Sanpaolo S.p.A.	1,122,621	2,856,734
UniCredit S.p.A.	753,643	2,813,641
Unione di Banche Italiane S.p.A.	84,839	327,799
		6,631,131
Capital Goods 0.1%
Finmeccanica S.p.A. *	33,718	349,327
Prysmian S.p.A.	13,450	274,745
		624,072
Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	4,010	229,835
Diversified Financials 0.1%
EXOR S.p.A.	25,166	834,269
Mediobanca S.p.A.	27,947	190,090
		1,024,359
Energy 1.0%
Eni S.p.A.	613,369	8,630,608
Saipem S.p.A. *	61,633	25,448
		8,656,056
Insurance 0.1%
Assicurazioni Generali S.p.A.	86,215	1,200,002
Media 0.0%
Mediaset S.p.A.	106,910	381,712
Telecommunication Services 0.3%
Telecom Italia S.p.A. *	2,158,490	2,108,432
Telecom Italia S.p.A. - RSP	1,213,549	940,808
		3,049,240
Transportation 0.1%
Atlantia S.p.A.	22,803	565,154
Utilities 0.8%
A2A S.p.A.	218,623	251,085
Enel S.p.A.	1,332,948	5,364,559
Security	Number of Shares	Value ($)
Snam S.p.A.	150,813	815,724
Terna Rete Elettrica Nazionale S.p.A.	90,267	471,175
		6,902,543
		29,264,104
Japan 21.6%
Automobiles & Components 2.9%
Aisin Seiki Co., Ltd.	25,716	1,029,779
Bridgestone Corp.	59,761	2,092,892
Daihatsu Motor Co., Ltd. (b)	34,148	474,366
Denso Corp.	36,615	1,358,202
Fuji Heavy Industries Ltd.	22,464	735,565
Honda Motor Co., Ltd.	170,643	4,364,530
Isuzu Motors Ltd.	48,533	485,868
Mazda Motor Corp.	38,216	532,569
Mitsubishi Motors Corp.	36,711	261,490
NGK Spark Plug Co., Ltd.	7,370	137,704
NHK Spring Co., Ltd.	34,270	313,022
Nissan Motor Co., Ltd.	279,527	2,537,102
Stanley Electric Co., Ltd.	11,232	249,368
Sumitomo Electric Industries Ltd.	103,158	1,237,439
Sumitomo Rubber Industries Ltd.	19,706	281,776
Suzuki Motor Corp.	33,040	827,061
The Yokohama Rubber Co., Ltd.	9,280	148,069
Toyoda Gosei Co., Ltd.	8,465	161,913
Toyota Industries Corp.	12,514	526,614
Toyota Motor Corp.	151,318	7,905,402
Yamaha Motor Co., Ltd.	19,421	289,401
		25,950,132
Banks 1.0%
Mitsubishi UFJ Financial Group, Inc.	669,688	2,887,001
Mizuho Financial Group, Inc.	1,445,900	2,127,699
North Pacific Bank Ltd.	45,426	112,685
Resona Holdings, Inc.	160,400	561,311
Sumitomo Mitsui Financial Group, Inc.	89,224	2,501,039
Sumitomo Mitsui Trust Holdings, Inc.	158,487	461,525
The Bank of Yokohama Ltd.	56,160	254,492
		8,905,752
Capital Goods 3.0%
Asahi Glass Co., Ltd.	195,041	945,182
Daikin Industries Ltd.	11,690	784,512
Ebara Corp.	49,130	189,338
FANUC Corp.	4,464	656,500
Furukawa Electric Co., Ltd.	188,500	402,467
Hanwa Co., Ltd.	78,624	323,899
Hino Motors Ltd.	18,524	187,086
Hitachi Construction Machinery Co., Ltd.	11,420	158,742
IHI Corp.	129,845	231,219
ITOCHU Corp.	152,035	1,792,094
JGC Corp.	25,478	401,102
JTEKT Corp.	19,312	263,995
Kajima Corp.	71,404	409,921
Kawasaki Heavy Industries Ltd.	115,966	314,379
Kinden Corp.	21,291	265,583
Komatsu Ltd.	85,611	1,303,411
Kubota Corp.	52,220	669,202
LIXIL Group Corp.	30,612	628,648
Makita Corp.	8,080	474,599
Marubeni Corp.	225,820	1,131,151

36    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Mitsubishi Corp.	150,130	2,403,410
Mitsubishi Electric Corp.	171,089	1,734,005
Mitsubishi Heavy Industries Ltd.	282,805	1,007,199
Mitsui & Co., Ltd.	223,210	2,573,713
Mitsui Engineering & Shipbuilding Co., Ltd.	154,804	204,348
Nagase & Co., Ltd.	22,858	232,681
Nidec Corp.	6,448	432,266
NSK Ltd.	24,088	220,020
Obayashi Corp.	45,866	418,127
Shimizu Corp.	53,782	408,815
SMC Corp.	1,676	387,986
Sojitz Corp.	335,297	644,602
Sumitomo Corp.	154,092	1,516,688
Sumitomo Heavy Industries Ltd.	61,137	252,402
Taisei Corp.	78,258	474,228
Toshiba Corp. *	675,042	1,045,381
TOTO Ltd.	9,069	260,721
Toyota Tsusho Corp.	41,776	844,217
		26,593,839
Commercial & Professional Services 0.3%
Dai Nippon Printing Co., Ltd.	97,946	842,574
Recruit Holdings Co., Ltd.	14,087	418,086
Secom Co., Ltd.	12,059	858,846
Toppan Printing Co., Ltd.	83,978	709,024
		2,828,530
Consumer Durables & Apparel 0.9%
Bandai Namco Holdings, Inc.	20,690	412,242
Iida Group Holdings Co., Ltd.	9,484	173,674
Nikon Corp.	46,234	703,289
Panasonic Corp.	241,064	2,038,072
Sega Sammy Holdings, Inc.	20,494	216,787
Sekisui Chemical Co., Ltd.	41,362	458,417
Sekisui House Ltd.	55,996	912,307
Sharp Corp. *(b)	482,601	551,544
Shimano, Inc.	2,086	326,368
Sony Corp.	83,042	1,756,113
Sumitomo Forestry Co., Ltd.	22,958	256,479
Yamaha Corp.	13,710	382,604
		8,187,896
Consumer Services 0.1%
Benesse Holdings, Inc.	8,080	245,532
Oriental Land Co., Ltd.	5,684	389,206
		634,738
Diversified Financials 0.1%
Daiwa Securities Group, Inc.	40,590	239,746
Nomura Holdings, Inc.	125,534	529,384
ORIX Corp.	53,008	693,624
		1,462,754
Energy 0.7%
Cosmo Energy Holdings Co., Ltd. *	27,004	289,478
Idemitsu Kosan Co., Ltd.	51,802	785,692
Inpex Corp.	132,341	957,311
JX Holdings, Inc.	812,624	3,161,224
Showa Shell Sekiyu K.K.	40,594	317,919
TonenGeneral Sekiyu K.K.	61,828	469,975
		5,981,599
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.6%
Aeon Co., Ltd.	108,021	1,416,355
Lawson, Inc.	4,853	374,052
Seven & i Holdings Co., Ltd.	71,475	2,846,336
UNY Group Holdings Co., Ltd.	69,068	447,297
		5,084,040
Food, Beverage & Tobacco 1.0%
Ajinomoto Co., Inc.	38,645	947,166
Asahi Group Holdings Ltd.	27,890	819,342
Coca-Cola West Co., Ltd.	15,714	351,520
Japan Tobacco, Inc.	57,366	2,281,935
Kewpie Corp.	13,716	307,068
Kirin Holdings Co., Ltd.	102,522	1,350,611
MEIJI Holdings Co., Ltd.	7,328	588,188
NH Foods Ltd.	24,316	511,632
Nisshin Seifun Group, Inc.	20,143	329,248
Nissin Foods Holdings Co., Ltd.	6,898	316,560
Suntory Beverage & Food Ltd.	8,111	343,842
Toyo Suisan Kaisha Ltd.	8,040	288,122
Yamazaki Baking Co., Ltd.	16,340	309,356
		8,744,590
Health Care Equipment & Services 0.4%
Alfresa Holdings Corp.	30,514	552,563
Hoya Corp.	24,746	894,473
Medipal Holdings Corp.	33,686	516,892
Olympus Corp.	8,474	309,306
Suzuken Co., Ltd.	14,951	486,777
Terumo Corp.	15,078	515,624
		3,275,635
Household & Personal Products 0.2%
Kao Corp.	26,157	1,320,653
Shiseido Co., Ltd.	25,139	547,657
Unicharm Corp.	14,090	306,579
		2,174,889
Insurance 0.4%
MS&AD Insurance Group Holdings, Inc.	23,512	640,110
Sompo Japan Nipponkoa Holdings, Inc.	21,680	624,230
T&D Holdings, Inc.	30,888	304,707
The Dai-ichi Life Insurance Co., Ltd.	44,928	544,509
Tokio Marine Holdings, Inc.	32,934	1,148,423
		3,261,979
Materials 1.6%
Air Water, Inc.	15,666	221,649
Asahi Kasei Corp.	132,563	749,634
Daicel Corp.	19,702	251,522
Denka Co., Ltd.	71,038	251,740
DIC Corp.	115,966	249,654
Hitachi Chemical Co., Ltd.	11,710	190,784
JFE Holdings, Inc.	80,009	958,336
JSR Corp.	16,454	230,757
Kaneka Corp.	32,120	240,740
Kobe Steel Ltd.	475,852	366,770
Kuraray Co., Ltd.	34,170	373,562
Mitsubishi Chemical Holdings Corp.	207,000	1,043,848
Mitsubishi Materials Corp.	135,334	381,273
Mitsui Chemicals, Inc.	165,790	541,985
Mitsui Mining & Smelting Co., Ltd.	115,966	178,765

See financial notes    37

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Nippon Paper Industries Co., Ltd.	21,358	361,028
Nippon Steel & Sumitomo Metal Corp.	84,014	1,451,405
Nitto Denko Corp.	10,449	553,207
Oji Holdings Corp.	124,470	470,863
Shin-Etsu Chemical Co., Ltd.	23,442	1,176,721
Showa Denko K.K.	310,850	308,440
Sumitomo Chemical Co., Ltd.	164,894	721,662
Sumitomo Metal Mining Co., Ltd.	51,759	555,994
Taiheiyo Cement Corp.	93,502	198,808
Taiyo Nippon Sanso Corp.	21,481	195,256
Teijin Ltd.	133,384	430,138
Toray Industries, Inc.	105,296	842,181
Tosoh Corp.	58,012	220,484
Toyo Seikan Group Holdings Ltd.	26,878	456,956
Ube Industries Ltd.	213,408	361,116
		14,535,278
Media 0.1%
Dentsu, Inc.	13,060	607,442
Hakuhodo DY Holdings, Inc.	31,746	358,874
		966,316
Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Astellas Pharma, Inc.	102,792	1,478,930
Chugai Pharmaceutical Co., Ltd.	7,396	219,505
Daiichi Sankyo Co., Ltd.	53,934	1,125,746
Eisai Co., Ltd.	12,064	743,666
Kyowa Hakko Kirin Co., Ltd.	17,262	257,382
Mitsubishi Tanabe Pharma Corp.	17,011	305,482
Ono Pharmaceutical Co., Ltd.	2,154	399,122
Otsuka Holdings Co., Ltd.	31,786	1,122,753
Shionogi & Co., Ltd.	9,509	407,318
Takeda Pharmaceutical Co., Ltd.	52,772	2,511,082
		8,570,986
Real Estate 0.4%
Daito Trust Construction Co., Ltd.	6,110	827,117
Daiwa House Industry Co., Ltd.	37,542	1,027,728
Mitsubishi Estate Co., Ltd.	36,554	677,969
Mitsui Fudosan Co., Ltd.	31,370	728,979
Sumitomo Realty & Development Co., Ltd.	13,760	378,392
Tokyu Fudosan Holdings Corp.	22,516	142,427
		3,782,612
Retailing 0.5%
EDION Corp. (b)	41,554	324,701
Fast Retailing Co., Ltd.	1,332	369,833
Isetan Mitsukoshi Holdings Ltd.	32,893	382,331
J Front Retailing Co., Ltd.	30,227	352,414
K's Holdings Corp.	12,120	394,068
Marui Group Co., Ltd.	18,205	249,507
Nitori Holdings Co., Ltd.	3,469	266,456
Shimamura Co., Ltd.	3,876	428,549
Takashimaya Co., Ltd.	40,988	327,904
Yamada Denki Co., Ltd.	209,417	1,027,836
		4,123,599
Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	7,018	299,684
Tokyo Electron Ltd.	9,286	560,574
		860,258
Security	Number of Shares	Value ($)
Software & Services 0.4%
Fujitsu Ltd.	345,326	1,263,824
Konami Holdings Corp.	15,030	364,715
Nintendo Co., Ltd.	7,849	1,099,729
Nomura Research Institute Ltd.	5,873	200,579
NTT Data Corp.	12,706	636,004
		3,564,851
Technology Hardware & Equipment 1.7%
Brother Industries Ltd.	25,716	281,139
Canon, Inc.	117,955	3,305,353
FUJIFILM Holdings Corp.	45,369	1,701,011
Hitachi Ltd.	696,177	2,947,535
Ibiden Co., Ltd. (b)	18,918	229,781
Keyence Corp.	594	307,380
Konica Minolta, Inc.	57,108	479,125
Kyocera Corp.	26,604	1,171,872
Murata Manufacturing Co., Ltd.	5,662	680,443
NEC Corp.	406,699	1,030,484
Nippon Electric Glass Co., Ltd.	85,626	407,364
Omron Corp.	13,262	350,481
Ricoh Co., Ltd.	105,952	1,046,613
Seiko Epson Corp.	26,554	427,452
TDK Corp.	10,481	546,916
		14,912,949
Telecommunication Services 1.7%
KDDI Corp.	142,121	3,623,692
Nippon Telegraph & Telephone Corp.	128,819	5,484,865
NTT DOCOMO, Inc.	145,046	3,394,365
SoftBank Group Corp.	48,283	2,384,314
		14,887,236
Transportation 1.3%
ANA Holdings, Inc.	118,784	336,015
Central Japan Railway Co.	9,888	1,770,861
East Japan Railway Co.	24,961	2,192,809
Hankyu Hanshin Holdings, Inc.	93,502	598,910
Kamigumi Co., Ltd.	33,696	315,839
Kawasaki Kisen Kaisha Ltd.	162,446	272,003
Keio Corp.	22,075	202,806
Kintetsu Group Holdings Co., Ltd.	76,844	329,502
Mitsui OSK Lines Ltd.	247,104	461,918
Nagoya Railroad Co., Ltd.	82,270	393,584
Nippon Express Co., Ltd.	160,528	711,087
Nippon Yusen K.K.	308,470	568,432
Odakyu Electric Railway Co., Ltd.	29,289	337,326
Seino Holdings Co., Ltd.	29,756	304,216
Tobu Railway Co., Ltd.	74,684	389,052
Tokyu Corp.	82,270	688,772
West Japan Railway Co.	15,123	885,340
Yamato Holdings Co., Ltd.	37,918	769,110
		11,527,582
Utilities 1.2%
Chubu Electric Power Co., Inc.	103,911	1,369,830
Electric Power Development Co., Ltd.	14,090	435,027
Hokkaido Electric Power Co., Inc. *	30,930	261,963
Hokuriku Electric Power Co.	28,250	420,966
Kyushu Electric Power Co., Inc. *	63,478	638,295
Osaka Gas Co., Ltd.	235,548	897,743
Shikoku Electric Power Co., Inc.	20,888	299,788
The Chugoku Electric Power Co., Inc.	40,288	538,244
The Kansai Electric Power Co., Inc. *	114,885	1,262,081

38    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Toho Gas Co., Ltd.	52,220	364,094
Tohoku Electric Power Co., Inc.	64,010	817,740
Tokyo Electric Power Co., Inc. *	383,559	1,943,705
Tokyo Gas Co., Ltd.	258,336	1,192,637
		10,442,113
		191,260,153
Luxembourg 0.4%
Energy 0.1%
Tenaris S.A.	44,735	488,499
Materials 0.2%
ArcelorMittal (b)	415,192	1,612,779
Media 0.1%
RTL Group S.A. *	4,443	372,638
SES S.A.	16,441	432,487
		805,125
Telecommunication Services 0.0%
Millicom International Cellular S.A.	7,311	351,211
		3,257,614
Netherlands 6.0%
Banks 0.2%
ING Groep N.V. CVA	167,918	1,987,807
Capital Goods 0.3%
Boskalis Westminster	4,866	177,490
Koninklijke Philips N.V.	86,616	2,205,529
		2,383,019
Commercial & Professional Services 0.1%
Randstad Holding N.V.	11,078	573,734
Energy 3.7%
Fugro N.V. CVA *	14,076	240,961
Royal Dutch Shell plc, A Shares	806,470	18,528,733
Royal Dutch Shell plc, B Shares	595,539	13,652,565
		32,422,259
Food & Staples Retailing 0.3%
Koninklijke Ahold N.V.	129,533	2,845,846
Food, Beverage & Tobacco 0.2%
Heineken Holding N.V.	10,025	728,284
Heineken N.V.	10,322	831,732
		1,560,016
Household & Personal Products 0.4%
Unilever N.V. CVA	74,713	3,218,358
Insurance 0.1%
Aegon N.V.	134,797	677,834
Delta Lloyd N.V.	33,051	206,707
		884,541
Materials 0.2%
Akzo Nobel N.V.	20,197	1,190,300
Koninklijke DSM N.V.	18,279	904,671
		2,094,971
Media 0.1%
RELX N.V.	34,748	572,750
Wolters Kluwer N.V.	16,495	623,619
		1,196,369
Security	Number of Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	6,201	570,144
NXP Semiconductor N.V. *	3,003	213,934
		784,078
Software & Services 0.0%
Gemalto N.V.	2,992	190,409
Telecommunication Services 0.2%
Koninklijke KPN N.V.	493,437	1,827,715
VimpelCom Ltd. ADR	47,914	169,616
		1,997,331
Transportation 0.1%
PostNL N.V. *	63,109	245,828
TNT Express N.V.	71,212	608,867
		854,695
		52,993,433
New Zealand 0.2%
Materials 0.1%
Fletcher Building Ltd.	82,075	386,931
Telecommunication Services 0.1%
Spark New Zealand Ltd.	306,402	694,970
Utilities 0.0%
Meridian Energy Ltd.	183,666	300,328
		1,382,229
Norway 0.9%
Banks 0.1%
DNB A.S.A.	55,169	636,003
Energy 0.5%
Petroleum Geo-Services A.S.A.	75,128	170,548
Statoil A.S.A.	289,268	4,217,392
		4,387,940
Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A. *	23,385	334,236
Orkla A.S.A.	81,308	670,129
		1,004,365
Materials 0.1%
Norsk Hydro A.S.A.	160,725	639,198
Yara International A.S.A.	18,973	736,921
		1,376,119
Telecommunication Services 0.1%
Telenor A.S.A.	65,829	984,675
		8,389,102
Portugal 0.3%
Banks 0.0%
Banco Comercial Portugues S.A. - Reg'd *	4,074,674	152,300
Energy 0.1%
Galp Energia, SGPS, S.A.	54,963	603,770
Food & Staples Retailing 0.1%
Jeronimo Martins, SGPS, S.A.	25,395	359,398
Telecommunication Services 0.0%
Pharol SGPS S.A. *(b)	1,695,058	331,518

See financial notes    39

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Utilities 0.1%
EDP - Energias de Portugal S.A.	337,353	1,047,236
		2,494,222
Singapore 0.9%
Banks 0.3%
DBS Group Holdings Ltd.	79,178	764,450
Oversea-Chinese Banking Corp., Ltd.	136,444	782,840
United Overseas Bank Ltd.	61,073	744,660
		2,291,950
Capital Goods 0.1%
Keppel Corp., Ltd.	123,612	455,235
Sembcorp Industries Ltd.	93,502	178,156
		633,391
Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	791,245	208,141
Wilmar International Ltd.	197,344	436,344
		644,485
Media 0.0%
Singapore Press Holdings Ltd.	107,886	285,334
Real Estate 0.0%
CapitaLand Ltd.	106,325	225,266
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	13,684	375,044
Technology Hardware & Equipment 0.1%
Flextronics International Ltd. *	58,389	634,105
Venture Corp., Ltd.	34,978	202,922
		837,027
Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	489,658	1,298,514
Transportation 0.1%
ComfortDelGro Corp., Ltd.	142,370	304,670
Hutchison Port Holdings Trust	550,662	258,811
Singapore Airlines Ltd.	68,734	568,324
		1,131,805
		7,722,816
Spain 3.9%
Banks 1.5%
Banco Bilbao Vizcaya Argentaria S.A.	541,385	3,444,157
Banco de Sabadell S.A.	260,423	415,106
Banco Popular Espanol S.A.	181,849	436,275
Banco Santander S.A.	2,170,298	8,850,091
CaixaBank S.A.	153,270	440,820
		13,586,449
Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	27,299	710,844
Ferrovial S.A.	29,852	578,328
		1,289,172
Energy 0.3%
Repsol S.A.	281,602	2,914,103
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A. *	36,100	182,159
Security	Number of Shares	Value ($)
Insurance 0.0%
Mapfre S.A.	130,010	254,272
Retailing 0.1%
Industria de Diseno Textil S.A.	33,171	1,031,521
Software & Services 0.1%
Amadeus IT Holding S.A., A Shares	12,835	518,298
Telecommunication Services 0.9%
Telefonica S.A.	790,946	7,944,317
Transportation 0.1%
Abertis Infraestructuras S.A.	33,855	509,475
Utilities 0.7%
Acciona S.A.	4,829	369,228
Enagas S.A.	10,827	305,454
Endesa S.A.	50,031	906,745
Gas Natural SDG S.A.	35,735	626,099
Iberdrola S.A.	562,093	3,642,467
Red Electrica Corp. S.A.	5,235	416,084
		6,266,077
		34,495,843
Sweden 2.3%
Automobiles & Components 0.1%
Autoliv, Inc. (b)	4,927	523,395
Banks 0.4%
Nordea Bank AB	159,628	1,591,838
Skandinaviska Enskilda Banken AB, A Shares	68,586	671,574
Svenska Handelsbanken AB, A Shares	64,259	823,728
Swedbank AB, A Shares	42,266	856,254
		3,943,394
Capital Goods 0.7%
Alfa Laval AB	19,658	308,984
Assa Abloy AB, B Shares	32,622	627,076
Atlas Copco AB, A Shares	28,725	648,151
Atlas Copco AB, B Shares	17,353	365,288
NCC AB, B Shares	7,002	235,930
Sandvik AB	104,682	954,325
Skanska AB, B Shares	35,016	746,071
SKF AB, B Shares	35,743	590,105
Trelleborg AB, B Shares	14,842	246,937
Volvo AB, A Shares	24,145	244,433
Volvo AB, B Shares	141,639	1,424,817
		6,392,117
Commercial & Professional Services 0.1%
Securitas AB, B Shares	34,205	512,543
Consumer Durables & Apparel 0.1%
Electrolux AB, Series B	21,083	495,109
Husqvarna AB, B Shares	33,182	210,360
		705,469
Food, Beverage & Tobacco 0.1%
Swedish Match AB	13,760	443,292
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	11,688	259,510
Household & Personal Products 0.1%
Svenska Cellulosa AB SCA, B Shares	39,135	1,169,644

40    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 0.1%
Boliden AB	27,472	413,892
SSAB AB, A Shares *(b)	58,639	159,076
SSAB AB, B Shares *	25,718	59,707
		632,675
Retailing 0.1%
Hennes & Mauritz AB, B Shares	44,225	1,437,110
Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	254,816	2,348,227
Telecommunication Services 0.2%
Tele2 AB, B Shares	74,644	617,913
TeliaSonera AB	300,116	1,380,221
		1,998,134
		20,365,510
Switzerland 5.9%
Capital Goods 0.5%
ABB Ltd. - Reg'd *	162,597	2,922,175
Geberit AG - Reg'd	1,231	446,546
Schindler Holding AG	1,614	271,431
Schindler Holding AG - Reg'd	401	68,363
Wolseley plc	20,477	1,057,572
		4,766,087
Commercial & Professional Services 0.1%
Adecco S.A. - Reg'd *	14,116	825,559
SGS S.A. - Reg'd	231	468,030
		1,293,589
Consumer Durables & Apparel 0.2%
Cie Financiere Richemont S.A. - Reg'd	17,802	1,140,329
The Swatch Group AG	1,501	523,692
The Swatch Group AG - Reg'd	2,495	174,350
		1,838,371
Diversified Financials 0.2%
Credit Suisse Group AG - Reg'd *	85,923	1,159,443
UBS Group AG - Reg'd	56,955	877,198
		2,036,641
Energy 0.1%
Transocean Ltd. (b)	93,881	826,643
Food, Beverage & Tobacco 1.3%
Aryzta AG *	5,768	276,586
Chocoladefabriken Lindt & Sprungli AG	13	74,659
Chocoladefabriken Lindt & Sprungli AG - Reg'd	2	137,801
Coca-Cola HBC AG CDI *	16,056	307,665
Nestle S.A. - Reg'd	147,267	10,364,876
		11,161,587
Insurance 0.6%
Baloise Holding AG - Reg'd	3,208	405,832
Swiss Life Holding AG - Reg'd *	1,604	392,948
Swiss Re AG	23,943	2,135,879
Zurich Insurance Group AG *	12,233	2,609,952
		5,544,611
Security	Number of Shares	Value ($)
Materials 0.9%
Clariant AG - Reg'd *	16,589	278,482
Givaudan S.A. - Reg'd	244	459,337
Glencore plc *	2,159,887	4,010,850
LafargeHolcim Ltd. - Reg'd *	29,924	1,188,848
Sika AG	68	259,643
Syngenta AG - Reg'd	4,147	1,672,540
		7,869,700
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Actelion Ltd. - Reg'd *	1,757	245,910
Lonza Group AG - Reg'd *	2,461	375,574
Novartis AG - Reg'd	95,183	6,847,251
Roche Holding AG	26,138	6,744,444
Roche Holding AG, Bearer Shares	866	220,630
		14,433,809
Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	77,404	445,748
Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	17,649	1,004,581
Telecommunication Services 0.1%
Swisscom AG - Reg'd	1,604	787,828
Transportation 0.1%
Kuehne & Nagel International AG - Reg'd	3,609	471,054
		52,480,249
United Kingdom 16.1%
Automobiles & Components 0.1%
Fiat Chrysler Automobiles N.V. *	49,843	343,626
GKN plc	97,136	372,264
		715,890
Banks 2.0%
Barclays plc	1,347,092	3,229,908
HSBC Holdings plc	1,478,262	9,469,277
Lloyds Banking Group plc	2,773,989	2,798,862
Royal Bank of Scotland Group plc *	168,980	527,263
Standard Chartered plc	212,810	1,276,594
		17,301,904
Capital Goods 0.8%
BAE Systems plc	257,560	1,841,340
Balfour Beatty plc *	109,730	384,440
Bunzl plc	16,940	456,335
Carillion plc (b)	57,343	219,921
CNH Industrial N.V.	55,755	371,662
Cobham plc	70,175	252,704
DCC plc	4,431	348,272
IMI plc	18,472	218,941
Meggitt plc	44,686	260,307
Rolls-Royce Holdings plc *	140,402	1,328,560
Smiths Group plc	30,524	426,233
The Weir Group plc	14,937	198,795
Travis Perkins plc	16,040	400,572
		6,708,082
Commercial & Professional Services 0.2%
AA plc	32,657	129,478
Aggreko plc	16,683	205,641
Babcock International Group plc	17,697	225,662
Capita plc	24,862	347,170

See financial notes    41

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
G4S plc	156,798	454,727
Intertek Group plc	6,830	278,124
Serco Group plc *	186,101	242,493
		1,883,295
Consumer Durables & Apparel 0.1%
Barratt Developments plc	32,557	267,692
Burberry Group plc	17,660	324,865
Persimmon plc *	8,650	263,273
Taylor Wimpey plc	99,285	257,633
		1,113,463
Consumer Services 0.4%
Carnival plc	8,983	447,919
Compass Group plc	91,868	1,620,825
InterContinental Hotels Group plc	10,106	383,781
Thomas Cook Group plc *	157,345	229,363
Whitbread plc	4,850	265,019
William Hill plc	42,105	240,813
		3,187,720
Diversified Financials 0.1%
3i Group plc	20,140	122,962
ICAP plc	43,709	264,849
Man Group plc	216,773	466,435
		854,246
Energy 2.3%
Amec Foster Wheeler plc	36,950	196,448
BP plc	3,980,599	19,496,207
John Wood Group plc	40,952	356,121
Petrofac Ltd.	23,324	294,327
Subsea 7 S.A. *	40,275	255,019
Tullow Oil plc *	81,156	191,137
		20,789,259
Food & Staples Retailing 1.0%
Booker Group plc	116,331	269,604
J Sainsbury plc	390,845	1,385,670
Tesco plc *	1,870,078	4,701,478
Wm Morrison Supermarkets plc	775,750	2,151,359
		8,508,111
Food, Beverage & Tobacco 1.6%
Associated British Foods plc	15,286	725,565
British American Tobacco plc	104,042	5,691,698
Diageo plc	95,466	2,473,240
Imperial Brands plc	52,593	2,728,354
SABMiller plc	29,467	1,715,705
Tate & Lyle plc	46,115	377,241
		13,711,803
Health Care Equipment & Services 0.1%
Smith & Nephew plc	33,154	541,966
Household & Personal Products 0.5%
Reckitt Benckiser Group plc	22,724	2,077,432
Unilever plc	64,392	2,774,658
		4,852,090
Insurance 0.7%
Admiral Group plc	13,008	313,976
Aviva plc	225,404	1,376,487
Direct Line Insurance Group plc	89,509	484,739
Legal & General Group plc	182,500	577,334
Old Mutual plc	276,390	655,956
Phoenix Group Holdings	18,253	215,709
Security	Number of Shares	Value ($)
Prudential plc	70,175	1,229,783
RSA Insurance Group plc	93,836	569,241
Standard Life plc	108,132	502,560
Willis Towers Watson plc	5,321	602,976
		6,528,761
Materials 1.3%
Anglo American plc (b)	345,135	2,309,907
Antofagasta plc	46,565	320,571
BHP Billiton plc	272,553	2,765,161
DS Smith plc	48,928	265,312
Johnson Matthey plc	17,477	622,782
KAZ Minerals plc *(b)	110,417	233,124
Mondi plc	26,183	471,433
Rexam plc	78,217	666,010
Rio Tinto plc	132,176	3,507,177
Vedanta Resources plc (b)	45,113	173,583
		11,335,060
Media 0.5%
Informa plc	40,100	383,919
ITV plc	80,200	277,852
Liberty Global plc, Class A *	6,282	231,429
Liberty Global plc, Series C *	20,253	728,298
Pearson plc	58,947	705,656
RELX plc	32,178	556,953
Sky plc	48,927	711,166
WPP plc	56,946	1,208,652
		4,803,925
Pharmaceuticals, Biotechnology & Life Sciences 1.5%
AstraZeneca plc	102,900	5,889,497
GlaxoSmithKline plc	357,324	6,969,045
		12,858,542
Real Estate 0.0%
Land Securities Group plc	26,102	367,031
Retailing 0.5%
Home Retail Group plc	353,158	868,664
Inchcape plc	43,816	451,248
Kingfisher plc	279,642	1,302,798
Marks & Spencer Group plc	152,214	901,957
Next plc	6,849	645,703
		4,170,370
Software & Services 0.0%
The Sage Group plc	50,405	419,008
Telecommunication Services 1.3%
BT Group plc	394,480	2,674,521
Inmarsat plc	16,458	224,657
Vodafone Group plc	2,878,093	8,811,970
		11,711,148
Transportation 0.1%
easyJet plc	9,740	204,420
Firstgroup plc *	324,938	417,739
International Consolidated Airlines Group S.A.	30,990	237,100
Royal Mail plc	55,052	348,848
		1,208,107
Utilities 1.0%
Centrica plc	783,407	2,270,852
Drax Group plc (b)	78,798	255,644
National Grid plc	252,356	3,388,469

42    See financial notes

Schwab Fundamental International Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pennon Group plc	21,724	246,738
Severn Trent plc	19,248	572,961
SSE plc	105,082	2,028,226
United Utilities Group plc	39,737	512,519
		9,275,409
		142,845,190
Total Common Stock
(Cost $1,014,634,349)		875,670,925

Preferred Stock 0.4% of net assets
Germany 0.4%
Automobiles & Components 0.3%
Bayerische Motoren Werke AG	5,061	343,195
Volkswagen AG	19,287	2,256,993
		2,600,188
Household & Personal Products 0.1%
Henkel AG & Co. KGaA	7,619	768,569
Utilities 0.0%
RWE AG	10,572	91,264
		3,460,021
Italy 0.0%
Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	95,839	226,804
Total Preferred Stock
(Cost $5,331,493)		3,686,825

Rights 0.0% of net assets
Spain 0.0%
Banks 0.0%
Banco Popular Espanol S.A. *	181,849	4,149
Total Rights
(Cost $4,013)		4,149

Other Investment Companies 1.2% of net assets
United States 1.2%
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (a)	1,588,497	1,588,497
Securities Lending Collateral 1.0%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (a)	9,159,925	9,159,925
Total Other Investment Companies
(Cost $10,748,422)		10,748,422

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $1,031,382,030 and the unrealized appreciation and depreciation were $17,982,008 and ($159,253,717), respectively, with a net unrealized depreciation of ($141,271,709).
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $8,923,462.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/18/16	38	2,935,500	(10,359)

See financial notes    43

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	411,870,359	377,211,291
0.4%	Preferred Stock	1,690,358	1,559,561
0.0%	Rights	—	12
2.0%	Other Investment Companies	7,699,876	7,697,001
101.8%	Total Investments	421,260,593	386,467,865
(1.8%)	Other Assets and Liabilities, Net		(6,800,748)
100.0%	Net Assets		379,667,117

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets
Australia 6.2%
Banks 0.1%
Bank of Queensland Ltd.	45,803	345,141
Capital Goods 0.2%
Cardno Ltd. (b)	97,836	77,566
GWA Group Ltd.	133,909	220,939
Monadelphous Group Ltd. (b)	76,918	347,212
Seven Group Holdings Ltd.	42,593	178,882
		824,599
Commercial & Professional Services 0.5%
ALS Ltd.	159,212	423,028
Broadspectrum Ltd. *	508,180	419,227
Cabcharge Australia Ltd.	32,664	69,057
Cleanaway Waste Management Ltd.	530,959	310,975
Mineral Resources Ltd. (b)	53,181	218,791
Recall Holdings Ltd.	37,306	183,323
SAI Global Ltd.	44,841	120,104
SEEK Ltd.	20,581	228,144
Spotless Group Holdings Ltd.	159,020	136,864
		2,109,513
Consumer Durables & Apparel 0.1%
Billabong International Ltd. *	86,072	86,068
G.U.D. Holdings Ltd.	39,406	189,139
		275,207
Consumer Services 0.6%
Ardent Leisure Group	114,843	162,823
Aristocrat Leisure Ltd.	36,621	261,566
Crown Resorts Ltd.	81,727	678,300
Flight Centre Travel Group Ltd.	8,272	244,603
InvoCare Ltd.	5,428	48,423
Security	Number of Shares	Value ($)
Navitas Ltd.	52,032	174,298
The Star Entertainment Grp Ltd.	145,516	542,540
		2,112,553
Diversified Financials 0.3%
ASX Ltd.	17,962	539,218
Challenger Ltd.	60,912	327,168
IOOF Holdings Ltd.	29,559	176,289
Perpetual Ltd.	7,238	214,286
		1,256,961
Energy 0.1%
AWE Ltd. *	197,582	68,444
Beach Energy Ltd.	408,231	154,537
Whitehaven Coal Ltd. *	341,156	134,019
		357,000
Food, Beverage & Tobacco 0.4%
Bega Cheese Ltd.	34,439	143,653
GrainCorp Ltd., Class A	72,333	405,561
Treasury Wine Estates Ltd.	133,324	918,937
		1,468,151
Health Care Equipment & Services 0.7%
Ansell Ltd.	22,857	280,800
Australian Pharmaceutical Industries Ltd.	162,993	226,433
Cochlear Ltd.	6,310	461,914
Healthscope Ltd.	65,360	115,775
Primary Health Care Ltd.	182,836	416,584
Ramsay Health Care Ltd.	9,951	470,801
Sigma Pharmaceuticals Ltd.	965,619	572,445
		2,544,752
Insurance 0.1%
nib Holdings Ltd.	94,891	243,993
Materials 0.9%
Adelaide Brighton Ltd.	105,788	374,017
CSR Ltd.	249,683	527,875
DuluxGroup Ltd.	43,545	203,096
Iluka Resources Ltd.	118,319	568,748
Nufarm Ltd.	53,724	262,467
OceanaGold Corp.	70,572	194,847
Orora Ltd.	168,283	274,047
OZ Minerals Ltd.	229,905	827,617
Western Areas Ltd.	59,213	87,969
		3,320,683
Media 0.5%
APN News & Media Ltd. *	387,411	164,641
Event Hospitality & Entertainment Ltd.	11,262	126,289
Fairfax Media Ltd.	1,059,294	582,583
Nine Entertainment Co. Holdings Ltd.	134,854	143,998
Seven West Media Ltd.	558,501	392,926
Southern Cross Media Group Ltd.	234,888	182,029
Ten Network Holdings Ltd. *	89,311	64,428
Village Roadshow Ltd.	26,977	102,315
		1,759,209
Real Estate 0.7%
Charter Hall Retail REIT	42,431	130,621
Dexus Property Group	126,406	679,850
Goodman Group	134,108	621,655
Investa Office Fund	70,400	199,624

44    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
The GPT Group	186,701	656,088
Vicinity Centres	252,999	561,991
		2,849,829
Retailing 0.6%
Automotive Holdings Group Ltd.	94,644	274,454
Burson Group Ltd.	20,981	70,433
Harvey Norman Holdings Ltd.	138,729	473,637
JB Hi-Fi Ltd. (b)	32,220	509,281
Myer Holdings Ltd. (b)	710,740	586,331
Premier Investments Ltd.	25,115	236,428
Super Retail Group Ltd. (b)	32,200	187,210
		2,337,774
Software & Services 0.2%
carsales.com Ltd.	11,808	98,255
Computershare Ltd.	71,612	465,455
IRESS Ltd.	12,596	96,624
		660,334
Transportation 0.1%
Qube Holdings Ltd.	28,011	45,616
Sydney Airport	108,000	497,546
		543,162
Utilities 0.1%
AusNet Services	404,094	422,834
		23,431,695
Austria 0.8%
Capital Goods 0.3%
ANDRITZ AG	10,961	525,634
Wienerberger AG	32,292	570,688
Zumtobel Group AG	6,807	114,899
		1,211,221
Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	1,890	107,197
Insurance 0.1%
UNIQA Insurance Group AG	5,737	34,820
Vienna Insurance Group AG Wiener Versicherung Gruppe	11,922	277,342
		312,162
Materials 0.1%
Lenzing AG	2,964	191,300
RHI AG	9,296	155,347
		346,647
Real Estate 0.1%
IMMOFINANZ AG *	120,451	245,262
Semiconductors & Semiconductor Equipment 0.0%
ams AG	2,602	78,635
Telecommunication Services 0.1%
Telekom Austria AG	65,642	373,021
Transportation 0.1%
Oesterreichische Post AG	10,422	374,712
Utilities 0.0%
Verbund AG (b)	11,637	126,884
		3,175,741
Security	Number of Shares	Value ($)
Belgium 1.0%
Diversified Financials 0.1%
Ackermans & van Haaren N.V.	1,554	205,153
Gimv N.V.	6,726	324,627
		529,780
Health Care Equipment & Services 0.0%
Fagron	4,727	28,367
Household & Personal Products 0.1%
Ontex Group N.V.	4,374	154,150
Materials 0.3%
Bekaert N.V.	22,891	819,291
Nyrstar N.V. *	159,289	116,826
Tessenderlo Chemie N.V. *	8,894	300,302
		1,236,419
Real Estate 0.1%
Befimmo S.A.	2,189	122,372
Cofinimmo S.A.	2,496	273,915
		396,287
Technology Hardware & Equipment 0.1%
Barco N.V.	4,065	273,269
EVS Broadcast Equipment S.A.	4,964	163,966
		437,235
Telecommunication Services 0.1%
Mobistar S.A. *	23,104	481,488
Transportation 0.1%
bpost S.A.	12,162	302,284
Utilities 0.1%
Elia System Operator S.A. N.V.	8,337	400,842
		3,966,852
Canada 8.0%
Automobiles & Components 0.1%
Linamar Corp.	6,767	295,238
Martinrea International, Inc.	24,789	161,039
		456,277
Banks 0.2%
Canadian Western Bank	11,707	172,070
Genworth MI Canada, Inc.	14,121	285,735
Home Capital Group, Inc.	9,110	228,658
Laurentian Bank of Canada	5,839	196,774
		883,237
Capital Goods 0.7%
Aecon Group, Inc.	29,890	307,815
Ag Growth International, Inc.	4,334	80,275
ATS Automation Tooling Systems, Inc. *	13,568	99,762
Bird Construction, Inc.	17,996	157,428
CAE, Inc.	40,706	448,349
MacDonald, Dettwiler & Associates Ltd.	4,929	323,991
New Flyer Industries, Inc.	11,268	215,361
Russel Metals, Inc.	34,939	446,990
Toromont Industries Ltd.	14,234	334,046
Wajax Corp.	13,365	160,822
WSP Global, Inc.	7,830	208,669
		2,783,508

See financial notes    45

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.5%
Horizon North Logistics, Inc.	53,331	45,670
Morneau Shepell, Inc.	11,070	119,313
Progressive Waste Solutions Ltd.	21,615	645,131
Ritchie Bros. Auctioneers, Inc.	8,825	210,951
Stantec, Inc.	12,124	252,576
Transcontinental, Inc., Class A	35,350	501,048
		1,774,689
Consumer Durables & Apparel 0.2%
Dorel Industries, Inc., Class B	19,266	455,978
Gildan Activewear, Inc.	18,894	487,902
		943,880
Consumer Services 0.1%
EnerCare, Inc.	11,566	135,247
Great Canadian Gaming Corp. *	7,418	101,911
		237,158
Diversified Financials 0.1%
AGF Management Ltd., Class B	81,645	289,308
Canaccord Genuity Group, Inc.	19,357	53,301
Dundee Corp., Class A *	22,044	80,228
		422,837
Energy 1.5%
AltaGas Ltd. (b)	21,612	513,257
Bonterra Energy Corp.	4,809	68,127
Calfrac Well Services Ltd.	99,351	88,012
Canadian Energy Services & Technology Corp.	26,548	59,971
Canyon Services Group, Inc.	21,823	64,925
Crew Energy, Inc. *	23,785	56,188
Enbridge Income Fund Holdings, Inc.	4,409	94,000
Enerflex Ltd.	33,371	254,729
Ensign Energy Services, Inc.	80,287	296,942
Gran Tierra Energy, Inc. *	90,908	214,754
Keyera Corp.	19,624	543,405
MEG Energy Corp. *	17,397	54,582
Mullen Group Ltd.	38,501	412,693
NuVista Energy Ltd. *	32,223	105,142
Parkland Fuel Corp.	27,145	415,812
Pason Systems, Inc.	9,801	119,311
Peyto Exploration & Development Corp.	18,243	374,934
Precision Drilling Corp.	131,237	420,470
Secure Energy Services, Inc.	11,257	61,579
ShawCor Ltd.	22,836	463,935
Tourmaline Oil Corp. *	3,731	68,720
Trican Well Service Ltd. *	424,144	416,441
Trinidad Drilling Ltd.	137,930	151,717
Veresen, Inc. (b)	34,425	202,037
		5,521,683
Food & Staples Retailing 0.2%
Liquor Stores N.A. Ltd.	10,306	63,148
The Jean Coutu Group PJC, Inc., A Shares	24,355	366,781
The North West Co., Inc.	20,049	464,445
		894,374
Food, Beverage & Tobacco 0.2%
Cott Corp.	36,285	444,388
Maple Leaf Foods, Inc.	28,071	472,686
		917,074
Security	Number of Shares	Value ($)
Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	15,182	407,625
Materials 2.0%
Agnico Eagle Mines Ltd.	22,436	788,556
Alamos Gold, Inc., Class A	31,702	145,100
Canfor Corp. *	14,861	153,591
Cascades, Inc.	48,437	352,211
CCL Industries, Inc., Class B	2,261	345,409
Centerra Gold, Inc.	63,889	350,904
Chemtrade Logistics Income Fund	11,351	132,733
Dominion Diamond Corp.	11,682	122,633
Eldorado Gold Corp.	129,864	388,269
Franco-Nevada Corp.	5,533	329,831
HudBay Minerals, Inc.	55,442	163,305
IAMGOLD Corp. *	336,007	813,600
Interfor Corp. *	10,379	83,669
Labrador Iron Ore Royalty Corp.	13,311	98,855
Lundin Mining Corp. *	124,199	344,742
Major Drilling Group International, Inc.	41,791	196,522
Methanex Corp.	12,893	407,368
Nevsun Resources Ltd.	31,249	101,503
New Gold, Inc. *	73,199	247,491
Pan American Silver Corp.	45,399	435,356
Resolute Forest Products, Inc. *	55,033	282,319
SEMAFO, Inc. *	52,087	184,569
Sherritt International Corp. (b)	560,166	314,282
Silver Wheaton Corp.	28,290	445,673
West Fraser Timber Co., Ltd.	14,016	432,814
		7,661,305
Media 0.4%
Aimia, Inc.	46,057	286,284
Cineplex, Inc.	11,036	402,301
Cogeco Communications, Inc.	4,440	207,906
Cogeco, Inc.	3,298	129,135
Corus Entertainment, Inc., B Shares	34,325	272,654
Entertainment One Ltd.	32,680	72,003
		1,370,283
Real Estate 0.5%
Artis Real Estate Investment Trust	10,866	99,467
Boardwalk Real Estate Investment Trust	2,970	108,530
Canadian Apartment Properties REIT	4,842	102,480
Canadian Real Estate Investment Trust	3,440	105,491
Colliers International Group, Inc.	2,971	101,987
Cominar Real Estate Investment Trust	10,114	114,087
Dream Office Real Estate Investment Trust	14,521	211,823
First Capital Realty, Inc.	13,669	197,780
Granite Real Estate Investment Trust	7,709	217,680
H&R Real Estate Investment Trust	16,242	225,177
RioCan Real Estate Investment Trust	20,069	379,868
Smart Real Estate Investment Trust	9,106	216,323
		2,080,693
Retailing 0.3%
Dollarama, Inc.	9,108	529,563
Hudson's Bay Co.	20,519	259,328
Uni-Select, Inc.	4,372	185,356
		974,247

46    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Software & Services 0.2%
Constellation Software, Inc.	470	195,869
DH Corp.	12,128	334,312
Open Text Corp.	6,822	338,784
		868,965
Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	8,005	199,327
Transportation 0.2%
Air Canada *	13,252	70,633
Exchange Income Corp.	5,429	104,644
TransForce, Inc.	23,642	376,639
Westshore Terminals Investment Corp.	8,037	86,386
		638,302
Utilities 0.4%
Capital Power Corp.	37,976	485,844
Just Energy Group, Inc. (b)	57,268	334,831
Northland Power, Inc.	14,636	205,505
Superior Plus Corp.	61,415	393,081
		1,419,261
		30,454,725
Denmark 1.6%
Banks 0.2%
Jyske Bank A/S - Reg’d *	8,170	356,082
Sydbank A/S	11,255	306,258
		662,340
Capital Goods 0.2%
NKT Holding A/S	7,078	379,320
PER Aarsleff A/S, Class B	1,640	44,913
Rockwool International A/S, B Shares	1,892	275,329
		699,562
Consumer Durables & Apparel 0.2%
Pandora A/S	5,394	682,805
Food, Beverage & Tobacco 0.1%
Royal Unibrew A/S	4,763	194,894
Schouw & Co.	3,790	229,115
		424,009
Health Care Equipment & Services 0.3%
Coloplast A/S, B Shares	7,810	591,589
GN Store Nord A/S	16,428	329,043
William Demant Holding A/S *	2,459	213,845
		1,134,477
Insurance 0.1%
Topdanmark A/S *	7,866	181,614
Tryg A/S	15,049	274,897
		456,511
Materials 0.2%
Chr Hansen Holding A/S	5,368	331,468
Novozymes A/S, B Shares	13,688	588,204
		919,672
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
H. Lundbeck A/S *	13,040	488,746
Retailing 0.0%
Matas A/S	2,376	45,513
Software & Services 0.1%
SimCorp A/S	3,908	176,873
Security	Number of Shares	Value ($)
Transportation 0.1%
D/S Norden A/S *(b)	17,212	242,075
Dfds A/S	7,026	251,466
		493,541
		6,184,049
Finland 1.7%
Capital Goods 0.6%
Cargotec Oyj, B Shares	10,633	331,579
Cramo Oyj	11,829	236,749
Konecranes Oyj	13,220	291,593
Outotec Oyj (b)	71,877	234,294
PKC Group Oyj	4,064	62,571
Ramirent Oyj	24,665	160,799
Uponor Oyj	11,740	157,155
Valmet Oyj	24,071	250,689
YIT Oyj	101,618	558,138
		2,283,567
Commercial & Professional Services 0.1%
Caverion Corp.	36,740	330,537
Lassila & Tikanoja Oyj	6,788	110,411
		440,948
Consumer Durables & Apparel 0.2%
Amer Sports Oyj	17,887	499,483
Fiskars Oyj Abp	5,294	101,756
		601,239
Health Care Equipment & Services 0.0%
Oriola-KD Oyj, B Shares *	24,511	109,726
Materials 0.4%
Huhtamaki Oyj	16,447	545,586
Kemira Oyj (b)	32,016	367,351
Metsa Board Oyj	40,904	248,443
Outokumpu Oyj *(b)	73,348	250,246
Tikkurila Oyj	10,585	170,217
		1,581,843
Media 0.1%
Sanoma Oyj (b)	98,436	442,796
Real Estate 0.0%
Sponda Oyj	31,395	127,853
Retailing 0.1%
Stockmann Oyj Abp, B Shares *(b)	32,618	232,316
Software & Services 0.2%
Tieto Oyj	23,793	623,816
		6,444,104
France 4.4%
Automobiles & Components 0.1%
Plastic Omnium S.A.	10,170	324,324
Banks 0.1%
Natixis S.A.	92,328	495,175
Capital Goods 0.1%
Saft Groupe S.A.	6,610	190,182
Tarkett S.A.	3,773	110,688
		300,870

See financial notes    47

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.4%
Derichebourg S.A.	64,089	183,769
Edenred	30,934	543,832
Elior Participations S.C.A. (c)	4,929	100,150
Societe BIC S.A.	3,564	494,901
		1,322,652
Consumer Durables & Apparel 0.2%
SEB S.A.	6,780	629,494
Diversified Financials 0.1%
Eurazeo S.A.	7,406	434,055
Energy 0.1%
Bourbon S.A. (b)	15,028	221,090
Etablissements Maurel et Prom *(b)	47,936	135,421
		356,511
Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	3,701	256,158
Vilmorin & Cie S.A.	1,878	130,595
		386,753
Health Care Equipment & Services 0.2%
BioMerieux	2,498	318,240
Orpea	3,916	323,800
		642,040
Insurance 0.1%
Coface S.A. *	20,594	147,908
Euler Hermes Group	3,550	294,309
		442,217
Materials 0.2%
Eramet *(b)	4,378	91,808
Imerys S.A.	7,858	476,427
Vicat S.A.	5,229	304,930
		873,165
Media 0.6%
Havas S.A.	30,548	223,747
IPSOS	10,579	228,168
JCDecaux S.A.	11,854	466,255
Metropole Television S.A.	25,406	425,944
Societe Television Francaise 1	35,974	415,110
Solocal Group *(b)	58,203	235,887
Technicolor S.A. - Reg'd	71,326	433,763
		2,428,874
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	5,054	291,155
Real Estate 0.6%
Fonciere Des Regions	6,922	568,369
Gecina S.A.	3,865	478,745
ICADE	6,766	471,826
Mercialys S.A.	10,523	231,191
Nexity S.A.	12,643	583,833
		2,333,964
Retailing 0.1%
Groupe Fnac S.A. *	4,837	321,645
Software & Services 0.6%
Alten S.A.	5,839	336,441
Altran Technologies S.A.	21,331	254,370
Dassault Systemes S.A.	7,524	571,365
Security	Number of Shares	Value ($)
Sopra Steria Group	2,190	212,303
UBISOFT Entertainment *	28,769	824,299
		2,198,778
Technology Hardware & Equipment 0.2%
Ingenico Group S.A.	2,543	257,631
Neopost S.A.	19,195	409,201
		666,832
Telecommunication Services 0.1%
Iliad S.A.	2,066	507,664
Transportation 0.4%
Aeroports de Paris	4,903	576,154
Bollore S.A.	78,870	304,650
Groupe Eurotunnel SE - Reg'd	41,661	418,763
Stef S.A.	1,612	99,661
XPO Logistics Europe S.A.	777	174,211
		1,573,439
		16,529,607
Germany 3.3%
Automobiles & Components 0.1%
ElringKlinger AG	6,325	148,513
Grammer AG	5,740	190,222
Hella KGaA Hueck & Co.	2,625	102,537
SAF-Holland S.A.	7,421	87,366
		528,638
Banks 0.0%
Aareal Bank AG	5,220	155,492
Capital Goods 0.7%
BayWa AG (b)	9,075	277,079
Deutz AG	39,338	132,118
DMG Mori AG	5,322	219,566
Duerr AG	2,520	149,911
Heidelberger Druckmaschinen AG *	95,195	192,801
Indus Holding AG	6,174	268,636
KION Group AG *	6,740	336,984
Krones AG	2,181	234,607
KUKA AG	628	58,614
Norma Group SE	3,846	199,876
Pfeiffer Vacuum Technology AG	2,205	198,616
SGL Carbon SE *	10,942	114,622
Vossloh AG *	3,900	233,192
Wacker Neuson SE	6,523	100,714
		2,717,336
Consumer Durables & Apparel 0.1%
Gerry Weber International AG	9,072	109,612
Puma SE	785	168,371
		277,983
Diversified Financials 0.0%
Aurelius SE & Co. KGaA	3,296	157,952
Health Care Equipment & Services 0.2%
Carl Zeiss Meditec AG	2,159	67,913
Rhoen-Klinikum AG	19,518	577,686
		645,599
Insurance 0.1%
Talanx AG	11,831	337,122

48    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 0.2%
Evonik Industries AG	15,685	474,124
Wacker Chemie AG	4,896	390,948
		865,072
Media 0.2%
Axel Springer SE	8,979	455,416
Kabel Deutschland Holding AG	2,088	258,974
		714,390
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG	4,957	355,155
STADA Arzneimittel AG	14,629	497,995
		853,150
Real Estate 0.2%
Deutsche Euroshop AG	5,682	240,376
Deutsche Wohnen AG	5,383	142,567
LEG Immobilien AG *	1,567	128,837
Vonovia SE	11,349	354,154
		865,934
Retailing 0.1%
Fielmann AG	3,597	248,608
Semiconductors & Semiconductor Equipment 0.2%
AIXTRON SE *	31,936	116,627
SMA Solar Technology AG *(b)	12,165	562,421
		679,048
Software & Services 0.4%
Bechtle AG	4,062	348,672
Software AG	13,583	480,614
United Internet AG - Reg'd	8,030	393,585
Wirecard AG	3,419	135,817
		1,358,688
Technology Hardware & Equipment 0.2%
Jenoptik AG	9,951	131,369
Wincor Nixdorf AG *	11,792	600,719
		732,088
Telecommunication Services 0.2%
Drillisch AG	4,145	168,508
Telefonica Deutschland Holding AG	94,728	460,082
		628,590
Transportation 0.2%
Fraport AG Frankfurt Airport Services Worldwide	7,546	436,930
Hamburger Hafen und Logistik AG	7,390	101,815
Sixt SE	5,030	234,901
		773,646
		12,539,336
Hong Kong 2.4%
Automobiles & Components 0.1%
Xinyi Glass Holdings Ltd.	430,036	227,291
Banks 0.1%
The Bank of East Asia Ltd.	143,886	457,962
Capital Goods 0.1%
Hopewell Holdings Ltd.	14,452	44,418
Johnson Electric Holdings Ltd.	69,429	207,140
		251,558
Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.2%
Global Brands Group Holding Ltd. *	1,293,644	153,052
Techtronic Industries Co., Ltd.	152,782	583,531
		736,583
Consumer Services 0.2%
Cafe de Coral Holdings Ltd.	52,060	141,261
MGM China Holdings Ltd.	120,974	138,458
Wynn Macau Ltd.	348,950	402,074
		681,793
Diversified Financials 0.2%
First Pacific Co., Ltd.	856,982	594,013
Sun Hung Kai & Co., Ltd.	56,344	30,649
		624,662
Energy 0.0%
Brightoil Petroleum Holdings Ltd.	276,521	70,765
Food & Staples Retailing 0.1%
Dairy Farm International Holdings Ltd.	42,764	263,426
Food, Beverage & Tobacco 0.1%
Vitasoy International Holdings Ltd.	56,824	93,828
WH Group Ltd. *(c)	363,770	211,447
		305,275
Media 0.1%
Television Broadcasts Ltd.	60,704	238,877
Real Estate 0.5%
China South City Holdings Ltd.	506,926	100,392
Great Eagle Holdings Ltd.	36,504	106,327
Hang Lung Group Ltd.	104,074	271,021
Hang Lung Properties Ltd.	187,194	328,353
Henderson Land Development Co., Ltd.	64,188	346,688
Hysan Development Co., Ltd.	36,288	143,731
Sino Land Co., Ltd.	331,428	460,308
Swire Properties Ltd.	93,102	239,455
		1,996,275
Retailing 0.2%
Chow Sang Sang Holdings International Ltd.	142,627	201,024
Giordano International Ltd.	445,842	167,417
Luk Fook Holdings International Ltd.	119,534	236,727
Sa Sa International Holdings Ltd.	281,893	87,002
		692,170
Technology Hardware & Equipment 0.1%
VTech Holdings Ltd.	40,244	451,287
Telecommunication Services 0.2%
Hutchison Telecommunications Hong Kong Holdings Ltd.	536,606	180,798
PCCW Ltd.	1,162,800	738,699
SmarTone Telecommunications Holdings Ltd.	30,600	50,369
		969,866
Transportation 0.2%
Cathay Pacific Airways Ltd.	275,726	439,678
Orient Overseas International Ltd.	111,584	405,374
Pacific Basin Shipping Ltd.	933,462	122,442
		967,494
		8,935,284

See financial notes    49

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Ireland 0.8%
Capital Goods 0.1%
Kingspan Group plc	16,217	408,974
Consumer Services 0.2%
Paddy Power Betfair plc	4,982	757,035
Food & Staples Retailing 0.1%
Fyffes plc	107,462	146,070
Total Produce plc	119,038	183,664
		329,734
Food, Beverage & Tobacco 0.1%
C&C Group plc	80,658	302,004
Glanbia plc	13,960	278,489
		580,493
Health Care Equipment & Services 0.1%
UDG Healthcare plc	46,593	363,619
Materials 0.1%
James Hardie Industries plc CDI	28,382	363,069
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ICON plc *	3,613	257,101
Transportation 0.0%
Irish Continental Group plc	25,818	131,847
		3,191,872
Israel 1.0%
Banks 0.1%
Israel Discount Bank Ltd., A Shares *	194,182	312,514
Mizrahi Tefahot Bank Ltd.	17,803	196,914
		509,428
Capital Goods 0.1%
Elbit Systems Ltd.	3,894	323,527
IDB Development Corp., Ltd. *	333,533	139,496
Shikun & Binui Ltd.	23,939	34,846
		497,869
Energy 0.2%
Delek Group Ltd.	1,329	213,275
Oil Refineries Ltd. *	708,314	269,559
Paz Oil Co., Ltd.	2,184	331,845
		814,679
Food & Staples Retailing 0.1%
Shufersal Ltd. *	75,359	245,847
Insurance 0.0%
Harel Insurance Investments & Financial Services Ltd.	20,524	69,902
Materials 0.1%
The Israel Corp., Ltd.	1,268	180,739
Real Estate 0.0%
Gazit-Globe Ltd.	9,290	72,995
Software & Services 0.1%
NICE-Systems Ltd.	4,808	290,912
Telecommunication Services 0.3%
B Communications Ltd.	10,185	280,850
Cellcom Israel Ltd. *	77,480	467,410
Partner Communications Co., Ltd. *	97,031	454,308
		1,202,568
		3,884,939
Security	Number of Shares	Value ($)
Italy 2.6%
Automobiles & Components 0.1%
Brembo S.p.A.	2,235	92,378
Piaggio & C S.p.A. (b)	72,587	155,136
		247,514
Banks 0.3%
Banca Carige S.p.A. *(b)	224,802	127,625
Banca Popolare di Milano Scarl	642,575	444,747
Banca Popolare di Sondrio Scarl	118,949	420,819
Credito Valtellinese Scarl *	258,210	181,521
		1,174,712
Capital Goods 0.2%
Astaldi S.p.A. (b)	19,056	90,979
C.I.R. - Compagnie Industriali Riunite S.p.A *	252,818	237,615
Danieli & C Officine Meccaniche S.p.A.	1,727	33,439
Danieli & C Officine Meccaniche S.p.A. - RSP	9,567	141,164
Interpump Group S.p.A.	6,035	83,999
Salini Impregilo S.p.A	57,310	223,052
Trevi Finanziaria Industriale S.p.A.	64,817	97,330
		907,578
Consumer Durables & Apparel 0.2%
Brunello Cucinelli S.p.A.	2,787	44,848
De'Longhi S.p.A.	8,490	200,640
Prada S.p.A.	75,696	217,563
Safilo Group S.p.A. *	13,539	127,028
Tod's S.p.A. (b)	2,030	154,068
		744,147
Consumer Services 0.1%
Autogrill S.p.A. *	28,794	227,606
Diversified Financials 0.1%
Banca Generali S.p.A.	4,073	104,044
Banca Mediolanum S.p.A.	27,193	192,053
		296,097
Energy 0.2%
ERG S.p.A.	32,363	395,595
Saras S.p.A. *	169,497	273,488
		669,083
Food & Staples Retailing 0.0%
MARR S.p.A.	6,779	132,583
Food, Beverage & Tobacco 0.2%
Davide Campari-Milano S.p.A.	32,172	253,435
Parmalat S.p.A.	126,391	329,043
		582,478
Health Care Equipment & Services 0.0%
DiaSorin S.p.A.	2,067	109,240
Insurance 0.1%
Societa Cattolica di Assicurazioni Scarl	33,879	221,236
Unipol Gruppo Finanziario S.p.A.	59,230	219,584
UnipolSai S.p.A.	20,880	42,992
		483,812
Materials 0.3%
Buzzi Unicem S.p.A.	27,444	420,154
Italcementi S.p.A.	71,626	803,156
		1,223,310

50    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.0%
RCS MediaGroup S.p.A. *	139,782	80,041
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	11,383	274,698
Real Estate 0.1%
Beni Stabili S.p.A.	283,200	182,165
Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	16,589	149,606
Transportation 0.2%
Ansaldo STS S.p.A.	19,518	211,649
ASTM S.p.A.	17,022	185,877
Societa Iniziative Autostradali e Servizi S.p.A.	22,700	206,320
		603,846
Utilities 0.4%
ACEA S.p.A.	13,689	183,691
Enel Green Power S.p.A.	275,450	536,328
Hera S.p.A.	207,363	585,807
Iren S.p.A.	242,374	384,757
		1,690,583
		9,779,099
Japan 40.0%
Automobiles & Components 2.6%
Aisan Industry Co., Ltd.	18,894	149,645
Akebono Brake Industry Co., Ltd. (b)	48,408	100,354
Calsonic Kansei Corp.	83,645	614,323
Exedy Corp.	16,554	330,127
FCC Co., Ltd.	20,374	335,550
Futaba Industrial Co., Ltd.	66,274	258,344
G-Tekt Corp.	16,892	182,127
HI-LEX Corp.	5,861	158,370
Kasai Kogyo Co., Ltd.	6,886	72,719
Keihin Corp.	24,977	343,869
Koito Manufacturing Co., Ltd.	17,678	779,163
KYB Corp.	124,124	318,901
Mitsuba Corp.	8,812	117,337
Musashi Seimitsu Industry Co., Ltd.	12,596	228,765
Nifco, Inc.	8,925	403,256
Nippon Seiki Co., Ltd.	15,774	304,929
Nissan Shatai Co., Ltd.	43,846	438,169
Nissin Kogyo Co., Ltd.	19,694	246,535
NOK Corp.	23,920	385,899
Pacific Industrial Co., Ltd.	16,142	142,293
Piolax, Inc.	2,072	96,923
Press Kogyo Co., Ltd.	66,274	227,225
Sanden Holdings Corp.	57,988	147,956
Showa Corp.	30,228	244,770
Sumitomo Riko Co., Ltd.	31,548	261,328
Tachi-S Co., Ltd.	23,424	325,186
Takata Corp. *(b)	32,945	144,184
Tokai Rika Co., Ltd.	19,907	392,408
Topre Corp.	9,968	185,363
Toyo Tire & Rubber Co., Ltd.	16,728	253,865
Toyota Boshoku Corp.	38,294	604,562
TS Tech Co., Ltd.	18,239	405,419
Unipres Corp.	23,630	428,114
Yorozu Corp.	8,638	176,472
		9,804,450
Security	Number of Shares	Value ($)
Banks 1.8%
Aozora Bank Ltd.	149,940	487,513
Ashikaga Holdings Co., Ltd.	29,255	83,715
Fukuoka Financial Group, Inc.	131,012	415,524
Hokuhoku Financial Group, Inc.	222,953	331,837
Kyushu Financial Group, Inc. *	39,969	232,643
Senshu Ikeda Holdings, Inc.	23,740	80,974
Seven Bank Ltd.	62,119	265,261
Shinsei Bank Ltd.	197,262	234,180
Suruga Bank Ltd.	15,774	252,664
The 77 Bank Ltd.	37,210	131,863
The Awa Bank Ltd.	31,232	141,391
The Bank of Kyoto Ltd.	26,492	165,934
The Chiba Bank Ltd.	88,368	414,145
The Chugoku Bank Ltd.	21,814	229,977
The Daishi Bank Ltd.	39,406	130,568
The Gunma Bank Ltd.	50,440	221,646
The Hachijuni Bank Ltd.	47,322	217,168
The Hiroshima Bank Ltd.	47,322	176,501
The Hyakugo Bank Ltd.	31,548	113,754
The Hyakujushi Bank Ltd.	14,452	40,843
The Iyo Bank Ltd.	24,634	170,447
The Joyo Bank Ltd.	55,238	191,345
The Juroku Bank Ltd.	55,187	172,589
The Keiyo Bank Ltd.	31,548	119,624
The Kiyo Bank Ltd.	15,338	168,225
The Musashino Bank Ltd.	3,900	99,923
The Nanto Bank Ltd.	24,822	64,873
The Nishi-Nippon City Bank Ltd.	112,356	203,062
The Ogaki Kyoritsu Bank Ltd.	56,102	174,954
The San-In Godo Bank Ltd.	23,632	140,274
The Shiga Bank Ltd.	25,886	105,723
The Shizuoka Bank Ltd.	58,419	427,500
TOMONY Holdings, Inc.	29,078	83,982
Yamaguchi Financial Group, Inc.	31,548	297,103
		6,787,725
Capital Goods 7.2%
Aica Kogyo Co., Ltd.	12,596	239,477
Amada Holdings Co., Ltd.	61,979	574,901
Asahi Diamond Industrial Co., Ltd.	16,554	146,511
Bunka Shutter Co., Ltd.	9,894	79,240
Central Glass Co., Ltd.	88,880	507,098
Chiyoda Corp.	42,131	331,822
Chudenko Corp.	6,785	140,479
CKD Corp.	17,334	125,158
COMSYS Holdings Corp.	47,958	715,918
Daifuku Co., Ltd.	16,415	259,441
Daihen Corp.	31,548	136,952
DMG Mori Co., Ltd.	17,768	157,728
Fuji Electric Co., Ltd.	146,764	503,191
Fuji Machine Manufacturing Co., Ltd.	22,877	230,645
Fujikura Ltd.	132,763	613,974
Fujitec Co., Ltd.	17,334	175,989
Furukawa Co., Ltd.	77,974	112,600
Futaba Corp.	12,596	163,594
Glory Ltd.	14,638	493,445
GS Yuasa Corp.	101,954	416,397
Hazama Ando Corp.	26,636	120,821
Hitachi Koki Co., Ltd.	16,554	104,714
Hitachi Zosen Corp.	70,724	337,094
Hoshizaki Electric Co., Ltd.	6,964	539,228

See financial notes    51

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Inaba Denki Sangyo Co., Ltd.	11,816	355,396
Inabata & Co., Ltd.	40,086	414,089
Iseki & Co., Ltd.	79,344	132,855
Iwatani Corp.	82,396	454,775
Kanamoto Co., Ltd.	3,776	80,421
Kandenko Co., Ltd.	68,758	506,814
Kanematsu Corp.	315,654	419,474
Keihan Electric Railway Co., Ltd.	74,130	513,574
Kitz Corp.	41,024	171,910
Komori Corp.	18,114	191,130
Kumagai Gumi Co., Ltd.	27,658	60,768
Kurita Water Industries Ltd.	29,511	643,163
Kuroda Electric Co., Ltd.	18,900	257,023
Kyowa Exeo Corp.	49,662	547,767
Kyudenko Corp.	15,318	336,962
Mabuchi Motor Co., Ltd.	5,508	241,791
Maeda Corp.	37,846	260,857
Maeda Road Construction Co., Ltd.	23,632	351,732
Makino Milling Machine Co., Ltd.	23,632	144,252
Meidensha Corp.	47,322	197,463
Minebea Co., Ltd.	38,719	284,711
Mirait Holdings Corp.	35,531	261,584
MISUMI Group, Inc.	37,122	495,618
Miura Co., Ltd.	19,468	313,213
Nabtesco Corp.	19,674	376,311
Nachi-Fujikoshi Corp.	39,406	131,615
Namura Shipbuilding Co., Ltd.	20,397	125,770
NGK Insulators Ltd.	31,116	554,092
Nichias Corp.	44,144	245,212
Nichiha Corp.	12,452	168,233
Nippo Corp.	19,674	293,519
Nippon Densetsu Kogyo Co., Ltd.	13,878	269,384
Nippon Sheet Glass Co., Ltd. *	714,630	455,844
Nippon Steel & Sumikin Bussan Corp.	92,492	285,158
Nishimatsu Construction Co., Ltd.	94,644	370,610
Nishio Rent All Co., Ltd.	5,562	123,337
Nisshinbo Holdings, Inc.	47,638	447,365
Nitta Corp.	4,680	118,332
Nitto Kogyo Corp.	7,858	128,652
Noritz Corp.	16,554	263,984
NTN Corp.	123,947	390,920
Oiles Corp.	10,256	155,555
OKUMA Corp.	26,810	190,966
Okumura Corp.	47,322	244,838
OSG Corp.	14,388	242,955
Penta-Ocean Construction Co., Ltd.	76,410	310,040
Ryobi Ltd.	58,654	206,815
Sanki Engineering Co., Ltd.	26,532	212,021
Sankyo Tateyama, Inc.	15,774	183,908
Sanwa Holdings Corp.	44,024	281,208
Seibu Holdings, Inc.	13,659	268,763
Shinmaywa Industries Ltd.	25,280	179,172
SHO-BOND Holdings Co., Ltd.	2,665	88,774
Sintokogio Ltd.	16,628	135,676
Tadano Ltd.	14,024	120,144
Taihei Dengyo Kaisha Ltd.	8,274	73,595
Taikisha Ltd.	10,256	231,970
Takara Standard Co., Ltd.	34,378	290,557
Takasago Thermal Engineering Co., Ltd.	18,536	250,924
Takuma Co., Ltd.	11,260	98,459
The Japan Steel Works Ltd.	126,250	417,198
Security	Number of Shares	Value ($)
The Nippon Road Co., Ltd.	33,744	158,145
THK Co., Ltd.	24,129	411,075
Toa Corp.	90,220	191,830
Toda Corp.	60,837	251,163
TOKAI Holdings Corp.	34,618	167,454
Toshiba Machine Co., Ltd.	31,548	100,059
Toshiba Plant Systems & Services Corp.	14,024	155,926
Totetsu Kogyo Co., Ltd.	8,638	233,025
Toyo Engineering Corp. *	55,238	135,067
Trusco Nakayama Corp.	9,516	340,173
Tsubakimoto Chain Co.	28,370	165,884
Ushio, Inc.	33,108	455,226
Wakita & Co., Ltd.	7,690	56,070
Yamazen Corp.	28,545	226,590
Yuasa Trading Co., Ltd.	11,036	242,474
Yurtec Corp.	9,854	68,880
		27,154,676
Commercial & Professional Services 1.0%
Aeon Delight Co., Ltd.	7,138	222,598
Daiseki Co., Ltd.	7,858	120,785
Duskin Co., Ltd.	23,194	430,900
Itoki Corp.	12,630	75,864
Kokuyo Co., Ltd.	38,297	380,340
Meitec Corp.	5,099	175,500
Nissha Printing Co., Ltd. (b)	9,820	149,899
Nomura Co., Ltd.	9,753	119,844
Okamura Corp.	26,196	228,831
Park24 Co., Ltd.	16,554	433,227
Relia, Inc.	16,554	145,778
Sato Holdings Corp.	7,858	171,814
Sohgo Security Services Co., Ltd.	12,516	648,670
Temp Holdings Co., Ltd.	27,306	348,114
Toppan Forms Co., Ltd.	23,608	276,499
		3,928,663
Consumer Durables & Apparel 2.0%
Alpine Electronics, Inc.	18,114	204,770
Asics Corp.	17,641	321,328
Casio Computer Co., Ltd. (b)	29,497	543,294
Foster Electric Co., Ltd.	7,082	134,268
Fujitsu General Ltd.	12,129	165,373
Funai Electric Co., Ltd. (b)	28,072	242,234
Gunze Ltd.	110,476	289,709
Haseko Corp.	39,447	341,437
Heiwa Corp.	8,598	177,406
JVC Kenwood Corp.	102,898	276,218
Kurabo Industries Ltd.	109,814	186,793
Misawa Homes Co., Ltd.	22,099	139,593
Mizuno Corp.	57,434	255,432
Onward Holdings Co., Ltd.	78,870	479,334
PanaHome Corp.	35,908	254,179
Pioneer Corp. *	202,009	461,735
Rinnai Corp.	6,039	519,501
Sangetsu Co., Ltd.	18,652	329,994
Sankyo Co., Ltd.	16,554	607,897
Sanyo Shokai Ltd.	45,167	95,236
Seiko Holdings Corp.	20,424	73,282
Seiren Co., Ltd.	14,115	136,930
Tamron Co., Ltd.	7,078	109,736
Token Corp.	3,069	228,663
Tomy Co., Ltd.	39,406	278,591

52    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
TSI Holdings Co., Ltd.	44,005	282,646
Wacoal Holdings Corp.	35,606	409,449
		7,545,028
Consumer Services 1.0%
Accordia Golf Co., Ltd.	26,382	250,790
Doutor Nichires Holdings Co., Ltd.	12,911	202,916
Dynam Japan Holdings Co., Ltd.	169,455	311,620
HIS Co., Ltd.	11,076	314,985
McDonald's Holdings Co., Ltd. (b)	22,616	526,555
MOS Food Services, Inc.	5,160	143,771
Ohsho Food Service Corp.	1,580	54,871
Plenus Co., Ltd.	11,894	194,414
Resorttrust, Inc.	6,622	152,592
Round One Corp.	50,980	326,091
Royal Holdings Co., Ltd.	11,023	210,548
Saizeriya Co., Ltd.	9,887	203,302
Skylark Co., Ltd.	9,007	115,385
St Marc Holdings Co., Ltd.	3,842	99,152
Tokyo Dome Corp.	31,548	141,983
Yoshinoya Holdings Co., Ltd.	29,798	371,436
Zensho Holdings Co., Ltd.	27,365	336,987
		3,957,398
Diversified Financials 0.8%
Acom Co., Ltd. *	45,056	200,781
AEON Financial Service Co., Ltd.	12,175	272,030
Century Tokyo Leasing Corp.	7,256	247,491
Credit Saison Co., Ltd.	37,036	627,356
Fuyo General Lease Co., Ltd.	3,402	144,218
Hitachi Capital Corp.	8,194	175,822
Jaccs Co., Ltd.	38,719	144,071
Japan Exchange Group, Inc.	9,907	153,685
Mitsubishi UFJ Lease & Finance Co., Ltd.	54,400	234,709
Okasan Securities Group, Inc.	12,398	58,873
Orient Corp. *	179,228	315,981
SBI Holdings, Inc.	24,114	220,043
Tokai Tokyo Financial Holdings, Inc.	12,498	60,788
		2,855,848
Energy 0.2%
Itochu Enex Co., Ltd.	38,195	281,535
Japan Petroleum Exploration Co., Ltd.	13,568	291,374
Nippon Gas Co., Ltd.	4,050	74,774
		647,683
Food & Staples Retailing 2.0%
Ain Holdings, Inc.	5,162	234,605
Arcs Co., Ltd.	23,936	482,431
Axial Retailing, Inc.	2,784	84,106
Belc Co., Ltd.	2,758	94,926
Cawachi Ltd.	18,114	308,279
Cocokara fine, Inc.	15,125	626,440
Cosmos Pharmaceutical Corp.	1,560	239,926
Create SD Holdings Co., Ltd.	4,972	110,474
FamilyMart Co., Ltd.	9,234	443,396
Heiwado Co., Ltd.	16,074	299,336
Kato Sangyo Co., Ltd.	22,852	546,626
Matsumotokiyoshi Holdings Co., Ltd.	14,750	657,298
Ministop Co., Ltd.	9,223	159,743
Mitsubishi Shokuhin Co., Ltd.	14,994	397,050
San-A Co., Ltd.	5,110	217,529
Sugi Holdings Co., Ltd.	9,604	451,803
Security	Number of Shares	Value ($)
Sundrug Co., Ltd.	7,908	521,945
Tsuruha Holdings, Inc.	7,200	609,169
Valor Holdings Co., Ltd.	22,622	488,816
Welcia Holdings Co., Ltd.	5,037	249,005
Yaoko Co., Ltd.	5,601	215,852
Yokohama Reito Co., Ltd. (b)	34,680	307,550
		7,746,305
Food, Beverage & Tobacco 3.0%
Calbee, Inc.	8,638	349,729
Coca-Cola East Japan Co., Ltd.	19,746	341,127
Dydo Drinco, Inc.	5,142	233,696
Ezaki Glico Co., Ltd.	10,643	568,570
Fuji Oil Holdings, Inc.	29,070	492,677
Hokuto Corp.	9,418	169,378
House Foods Group, Inc.	19,261	366,876
Ito En Ltd.	21,392	607,410
Itoham Foods, Inc.	91,276	581,417
J-Oil Mills, Inc.	55,238	161,982
Kagome Co., Ltd.	23,632	444,062
Kikkoman Corp.	23,307	767,092
Marudai Food Co., Ltd.	23,890	87,623
Maruha Nichiro Corp.	8,436	168,159
Megmilk Snow Brand Co., Ltd.	32,005	760,181
Mitsui Sugar Co., Ltd.	31,548	134,158
Morinaga & Co., Ltd.	51,473	288,203
Morinaga Milk Industry Co., Ltd.	153,844	723,731
Nichirei Corp.	110,575	839,537
Nippon Flour Mills Co., Ltd.	64,536	471,692
Nippon Suisan Kaisha Ltd.	111,414	516,231
Prima Meat Packers Ltd.	69,074	167,675
Sapporo Holdings Ltd.	126,250	573,787
Takara Holdings, Inc.	49,662	364,738
The Nisshin Oillio Group Ltd.	94,644	378,995
Warabeya Nichiyo Co., Ltd.	10,740	224,458
Yakult Honsha Co., Ltd.	10,122	483,345
		11,266,529
Health Care Equipment & Services 1.0%
BML, Inc.	2,970	110,643
Hogy Medical Co., Ltd.	2,956	143,512
Miraca Holdings, Inc.	13,242	570,154
Nichii Gakkan Co. (b)	28,380	194,354
Nihon Kohden Corp.	14,070	344,536
Nikkiso Co., Ltd.	20,085	145,911
Nipro Corp.	35,816	335,710
Paramount Bed Holdings Co., Ltd.	7,304	252,041
Ship Healthcare Holdings, Inc.	12,074	320,262
Sysmex Corp.	10,130	628,217
Toho Holdings Co., Ltd.	29,602	613,414
		3,658,754
Household & Personal Products 0.6%
Earth Chemical Co., Ltd.	4,794	177,532
Fancl Corp.	15,874	195,762
Kobayashi Pharmaceutical Co., Ltd.	4,652	397,713
Kose Corp.	3,344	287,665
Lion Corp.	51,375	542,993
Mandom Corp.	5,558	233,891
Pigeon Corp.	9,418	219,941
Pola Orbis Holdings, Inc.	4,434	326,044
		2,381,541

See financial notes    53

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Insurance 0.1%
Sony Financial Holdings, Inc.	25,903	361,437
Materials 4.2%
ADEKA Corp.	29,463	390,491
Aichi Steel Corp.	57,073	213,376
Asahi Holdings, Inc.	16,554	215,294
Chugoku Marine Paints Ltd.	23,632	155,558
Daido Steel Co., Ltd.	117,098	440,900
Daio Paper Corp.	37,724	296,445
Dowa Holdings Co., Ltd.	71,012	406,412
FP Corp.	6,357	243,016
Fuji Seal International, Inc.	7,203	229,411
Fujimori Kogyo Co., Ltd.	5,508	118,089
Godo Steel Ltd.	46,426	77,736
Hitachi Metals Ltd.	41,646	443,486
Hokuetsu Kishu Paper Co., Ltd.	53,675	299,581
Ishihara Sangyo Kaisha Ltd. *	149,530	95,381
Kansai Paint Co., Ltd.	27,158	372,693
Konishi Co., Ltd.	8,966	209,465
Kureha Corp.	67,371	219,646
Kyoei Steel Ltd.	11,816	180,786
Lintec Corp.	19,525	361,526
Maruichi Steel Tube Ltd.	12,643	343,867
Mitsubishi Gas Chemical Co., Inc.	126,250	589,446
Mitsubishi Steel Manufacturing Co., Ltd.	85,164	131,283
Nihon Parkerizing Co., Ltd.	17,054	136,885
Nippon Denko Co., Ltd.	78,870	115,990
Nippon Kayaku Co., Ltd.	39,406	386,118
Nippon Light Metal Holdings Co., Ltd.	277,201	432,225
Nippon Paint Holdings Co., Ltd.	12,121	242,796
Nippon Shokubai Co., Ltd.	7,832	391,340
Nippon Soda Co., Ltd.	41,168	185,279
Nissan Chemical Industries Ltd.	21,677	489,137
Nisshin Steel Co., Ltd.	34,578	409,575
Nittetsu Mining Co., Ltd.	47,322	176,082
NOF Corp.	47,322	337,490
Pacific Metals Co., Ltd. *(b)	78,870	221,500
Rengo Co., Ltd.	139,122	679,125
Sakai Chemical Industry Co., Ltd.	32,772	85,360
Sakata INX Corp.	12,909	125,230
Sanyo Chemical Industries Ltd.	23,632	153,464
Sanyo Special Steel Co., Ltd.	52,226	243,837
Sumitomo Bakelite Co., Ltd.	86,786	356,755
Sumitomo Osaka Cement Co., Ltd.	142,024	518,395
The Nippon Synthetic Chemical Industry Co., Ltd.	23,342	137,519
Toagosei Co., Ltd.	59,088	445,483
Toho Zinc Co., Ltd.	86,173	226,741
Tokai Carbon Co., Ltd.	115,254	273,648
Tokuyama Corp. *(b)	290,795	407,049
Tokyo Ohka Kogyo Co., Ltd.	7,666	201,031
Tokyo Steel Manufacturing Co., Ltd.	40,373	258,244
Topy Industries Ltd.	117,885	227,676
Toyo Ink SC Holdings Co., Ltd.	86,041	322,439
Toyobo Co., Ltd.	370,892	538,882
UACJ Corp.	100,088	209,265
Yamato Kogyo Co., Ltd.	12,310	254,107
Yodogawa Steel Works Ltd.	11,632	247,840
Zeon Corp.	55,453	352,738
		15,823,133
Security	Number of Shares	Value ($)
Media 0.7%
Asatsu-DK, Inc.	18,669	485,270
Avex Group Holdings, Inc.	15,774	182,371
CyberAgent, Inc.	4,803	197,439
Daiichikosho Co., Ltd.	9,813	410,342
SKY Perfect JSAT Holdings, Inc.	63,096	384,026
Toei Co., Ltd.	17,320	135,338
Toho Co., Ltd.	16,737	409,695
Tokyo Broadcasting System Holdings, Inc.	12,886	205,834
TV Asahi Holdings Corp.	8,568	153,028
Zenrin Co., Ltd.	11,503	185,882
		2,749,225
Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Hisamitsu Pharmaceutical Co., Inc.	11,742	512,331
Kaken Pharmaceutical Co., Ltd.	3,646	241,936
Kissei Pharmaceutical Co., Ltd.	7,078	165,043
KYORIN Holdings, Inc.	13,078	248,178
Mochida Pharmaceutical Co., Ltd.	4,680	352,011
Nichi-iko Pharmaceutical Co., Ltd.	6,298	157,234
Nippon Shinyaku Co., Ltd.	4,948	169,646
Rohto Pharmaceutical Co., Ltd.	24,024	437,167
Santen Pharmaceutical Co., Ltd.	38,412	589,750
Sawai Pharmaceutical Co., Ltd.	4,412	304,491
Sumitomo Dainippon Pharma Co., Ltd.	34,318	389,773
Taisho Pharmaceutical Holdings Co., Ltd.	10,444	824,417
Tsumura & Co.	15,498	392,685
		4,784,662
Real Estate 1.7%
Advance Residence Investment Corp.	102	245,704
Aeon Mall Co., Ltd.	19,694	279,162
Daikyo, Inc.	62,898	99,745
Frontier Real Estate Investment Corp.	27	123,429
Fukuoka REIT Corp.	99	170,328
Japan Excellent, Inc.	156	214,496
Japan Logistics Fund, Inc.	32	69,401
Japan Prime Realty Investment Corp.	68	279,229
Japan Real Estate Investment Corp.	110	663,654
Japan Retail Fund Investment Corp.	247	562,821
Kenedix Office Investment Corp.	49	284,341
Leopalace21 Corp. *	72,636	421,498
Mori Trust Sogo REIT, Inc.	60	107,269
Nippon Accommodations Fund, Inc.	45	164,850
Nippon Building Fund, Inc.	140	829,767
Nippon Prologis REIT, Inc.	32	67,870
Nomura Real Estate Holdings, Inc.	33,432	598,592
NTT Urban Development Corp.	15,774	154,002
Orix JREIT, Inc.	183	278,047
Premier Investment Corp.	55	69,143
Relo Holdings, Inc.	1,883	230,714
Tokyo Tatemono Co., Ltd.	23,656	273,079
Top REIT, Inc.	24	92,598
United Urban Investment Corp.	217	341,048
		6,620,787
Retailing 2.5%
ABC-Mart, Inc.	3,120	179,391
Adastria Co., Ltd.	11,550	299,609
Alpen Co., Ltd.	12,602	198,953
AOKI Holdings, Inc.	12,775	143,736

54    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Aoyama Trading Co., Ltd.	13,366	493,787
Arcland Sakamoto Co., Ltd.	16,356	154,322
ASKUL Corp.	6,292	191,756
Autobacs Seven Co., Ltd.	37,160	630,444
Bic Camera, Inc.	25,876	212,739
Canon Marketing Japan, Inc.	28,205	474,769
Chiyoda Co., Ltd.	9,272	235,260
DCM Holdings Co., Ltd.	79,298	583,099
Don Quijote Holdings Co., Ltd.	17,324	579,385
Doshisha Co., Ltd.	12,596	237,246
Geo Holdings Corp.	28,681	428,659
Gulliver International Co., Ltd.	18,894	190,991
H2O Retailing Corp.	34,668	597,380
Hikari Tsushin, Inc.	4,368	308,421
Izumi Co., Ltd.	8,968	337,666
Joyful Honda Co., Ltd.	11,850	228,444
Kohnan Shoji Co., Ltd.	31,548	428,186
Komeri Co., Ltd.	15,774	298,501
Nojima Corp.	10,199	110,054
Rakuten, Inc.	34,668	329,557
Ryohin Keikaku Co., Ltd.	2,864	583,330
Sanrio Co., Ltd. (b)	8,586	168,031
United Arrows Ltd.	4,900	225,736
USS Co., Ltd.	27,110	426,795
Xebio Holdings Co., Ltd.	19,674	311,995
		9,588,242
Semiconductors & Semiconductor Equipment 0.4%
Advantest Corp.	21,297	194,715
Disco Corp.	2,811	258,998
Sanken Electric Co., Ltd.	35,000	94,264
SCREEN Holdings Co., Ltd.	34,916	259,531
Shindengen Electric Manufacturing Co., Ltd.	11,234	35,730
Shinko Electric Industries Co., Ltd.	33,108	190,068
Tokyo Seimitsu Co., Ltd.	9,541	178,775
Ulvac, Inc.	8,907	268,690
		1,480,771
Software & Services 1.8%
Capcom Co., Ltd.	12,944	269,717
DeNA Co., Ltd.	37,653	549,742
DTS Corp.	7,078	132,311
Fuji Soft, Inc.	10,634	216,024
Gree, Inc.	54,346	256,624
Ines Corp.	8,506	84,174
Internet Initiative Japan, Inc.	6,462	131,616
IT Holdings Corp.	31,228	717,933
Itochu Techno-Solutions Corp.	17,054	341,307
NEC Networks & System Integration Corp.	16,554	260,464
NET One Systems Co., Ltd.	56,018	298,266
Nexon Co., Ltd.	16,006	240,214
Nihon Unisys Ltd. (b)	27,028	343,133
NS Solutions Corp.	7,650	141,987
NSD Co., Ltd.	12,596	187,475
Obic Co., Ltd.	5,336	265,204
Oracle Corp. Japan	3,808	186,225
Otsuka Corp.	12,115	598,908
SCSK Corp.	6,338	243,413
Square Enix Holdings Co., Ltd.	14,690	346,053
Transcosmos, Inc.	9,094	202,062
Security	Number of Shares	Value ($)
Trend Micro, Inc.	12,679	461,667
Yahoo Japan Corp.	119,375	470,626
		6,945,145
Technology Hardware & Equipment 2.6%
Alps Electric Co., Ltd.	23,235	382,052
Amano Corp.	21,174	307,269
Anritsu Corp.	37,066	212,134
Azbil Corp.	20,819	516,625
Canon Electronics, Inc.	11,384	161,670
Citizen Holdings Co., Ltd.	81,268	446,389
Daiwabo Holdings Co., Ltd.	165,714	292,156
Eizo Corp.	9,418	241,635
Hamamatsu Photonics K.K.	15,038	369,172
Hirose Electric Co., Ltd.	4,772	538,607
Hitachi High-Technologies Corp.	25,424	675,721
Hitachi Kokusai Electric, Inc.	7,858	87,091
Hitachi Maxell Ltd.	16,777	242,273
Horiba Ltd.	10,256	336,188
Hosiden Corp.	77,783	461,702
Japan Aviation Electronics Industry Ltd.	13,512	140,657
Japan Display, Inc. *	129,291	260,014
Melco Holdings, Inc.	7,078	143,974
Mitsumi Electric Co., Ltd.	74,066	337,931
Nichicon Corp.	21,292	137,514
Nippon Chemi-Con Corp.	58,080	78,726
Nippon Signal Co., Ltd.	16,554	130,525
Oki Electric Industry Co., Ltd.	172,206	222,743
Riso Kagaku Corp.	7,858	117,096
Ryosan Co., Ltd.	15,809	404,766
Ryoyo Electro Corp.	19,674	194,866
Shimadzu Corp.	36,320	566,319
Siix Corp.	5,294	136,483
Taiyo Yuden Co., Ltd.	33,748	345,926
Toshiba TEC Corp.	73,547	230,008
Wacom Co., Ltd.	43,942	189,977
Yaskawa Electric Corp.	34,047	408,715
Yokogawa Electric Corp.	47,660	460,238
		9,777,162
Transportation 1.4%
Fukuyama Transporting Co., Ltd. (b)	63,096	296,265
Hitachi Transport System, Ltd.	23,632	342,729
Japan Airport Terminal Co., Ltd.	3,598	126,388
Keikyu Corp.	56,168	498,110
Keisei Electric Railway Co., Ltd.	35,541	488,994
Kintetsu World Express, Inc.	16,925	225,817
Konoike Transport Co., Ltd.	13,856	150,989
Mitsubishi Logistics Corp.	23,258	300,216
Mitsui-Soko Holdings Co., Ltd.	54,406	135,925
Nankai Electric Railway Co., Ltd.	90,530	535,761
Nippon Holdings Co., Ltd.	19,296	330,960
Nishi-Nippon Railroad Co., Ltd.	89,159	651,660
Sankyu, Inc.	113,614	534,477
Senko Co., Ltd.	40,265	240,787
Sotetsu Holdings, Inc.	63,096	391,852
The Sumitomo Warehouse Co., Ltd.	39,406	187,473
		5,438,403
Utilities 0.1%
The Okinawa Electric Power Co., Inc.	15,218	374,535
		151,678,102

See financial notes    55

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Luxembourg 0.6%
Banks 0.0%
Espirito Santo Financial Group S.A. *(d)(e)	8,470	—
Commercial & Professional Services 0.1%
Regus plc	67,347	271,710
Consumer Durables & Apparel 0.1%
Samsonite International S.A.	119,676	348,587
Household & Personal Products 0.1%
Oriflame Holding AG *	24,423	373,927
Materials 0.3%
APERAM S.A. *	17,269	589,929
Ternium S.A. ADR	31,283	467,993
		1,057,922
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Eurofins Scientific SE	324	115,505
Retailing 0.0%
L'Occitane International S.A.	50,128	100,048
		2,267,699
Netherlands 2.1%
Capital Goods 0.5%
Aalberts Industries N.V.	16,381	509,846
AerCap Holdings N.V. *	6,900	246,537
Arcadis N.V.	13,860	200,142
Koninklijke BAM Groep N.V. *	132,363	600,013
Sensata Technologies Holding N.V. *	8,725	297,610
TKH Group N.V.	5,059	187,992
		2,042,140
Commercial & Professional Services 0.1%
Brunel International N.V.	2,605	45,387
USG People N.V.	27,481	514,628
		560,015
Consumer Durables & Apparel 0.1%
TomTom N.V. *	20,512	184,762
Diversified Financials 0.1%
Euronext N.V. (c)	4,328	166,495
HAL Trust	1,777	316,651
		483,146
Energy 0.4%
Core Laboratories N.V.	2,830	296,980
Koninklijke Vopak N.V.	9,405	429,250
Nostrum Oil & Gas plc	11,478	40,885
SBM Offshore N.V. *	51,875	658,341
		1,425,456
Food & Staples Retailing 0.2%
X5 Retail Group N.V. GDR - Reg’d *	31,015	578,430
Insurance 0.1%
NN Group N.V.	11,458	353,571
Materials 0.2%
Corbion N.V.	21,587	480,718
OCI N.V. *	11,497	209,554
		690,272
Security	Number of Shares	Value ($)
Real Estate 0.2%
Eurocommercial Properties N.V.	5,206	217,977
NSI N.V.	29,230	123,228
Vastned Retail N.V.	5,206	222,869
Wereldhave N.V.	5,391	273,725
		837,799
Retailing 0.0%
Beter Bed Holding N.V.	2,159	48,817
Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	8,951	378,817
Software & Services 0.1%
Yandex N.V., Class A *	14,188	183,309
		7,766,534
New Zealand 1.0%
Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	110,476	325,605
Energy 0.1%
Z Energy Ltd.	59,087	244,273
Food, Beverage & Tobacco 0.0%
Fonterra Co-operative Group Ltd.	40,706	159,427
Health Care Equipment & Services 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	43,127	250,235
Materials 0.1%
Nuplex Industries Ltd.	100,068	332,538
Media 0.1%
SKY Network Television Ltd.	90,325	256,686
Real Estate 0.0%
Kiwi Property Group Ltd.	150,131	135,120
Telecommunication Services 0.1%
Chorus Ltd. *	177,395	459,089
Transportation 0.2%
Air New Zealand Ltd.	158,088	284,562
Auckland International Airport Ltd.	73,043	293,782
Mainfreight Ltd.	15,162	146,657
		725,001
Utilities 0.2%
Contact Energy Ltd.	65,503	193,488
Genesis Energy Ltd.	123,331	158,571
Infratil Ltd.	166,952	342,348
Mighty River Power Ltd.	147,100	256,055
TrustPower Ltd.	22,789	109,990
		1,060,452
		3,948,426
Norway 1.1%
Banks 0.1%
SpareBank 1 SMN	23,328	139,149
SpareBank 1 SR-Bank A.S.A.	39,396	174,888
		314,037
Capital Goods 0.1%
Vard Holdings Ltd. *(b)	517,970	56,343
Veidekke A.S.A.	13,640	177,586
		233,929
Commercial & Professional Services 0.0%
Tomra Systems A.S.A.	17,379	166,460

56    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Diversified Financials 0.0%
Aker A.S.A., A Shares	8,057	146,025
Energy 0.2%
Akastor A.S.A. *(b)	155,720	124,680
BW Offshore Ltd.	272,163	38,400
Fred. Olsen Energy A.S.A. *	72,000	220,517
TGS Nopec Geophysical Co. A.S.A. (b)	23,044	336,500
		720,097
Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	27,754	189,426
Leroy Seafood Group A.S.A.	5,368	225,984
Salmar A.S.A.	6,426	132,682
		548,092
Insurance 0.3%
Gjensidige Forsikring A.S.A.	38,022	596,649
Storebrand A.S.A. *	106,122	417,175
		1,013,824
Materials 0.0%
Borregaard A.S.A.	30,555	180,504
Media 0.1%
Schibsted A.S.A., Class A	9,275	254,704
Semiconductors & Semiconductor Equipment 0.1%
REC Silicon A.S.A. *(b)	2,063,530	250,908
Software & Services 0.1%
Atea A.S.A. *	39,999	348,707
Transportation 0.0%
Norwegian Air Shuttle A.S.A. *	3,905	128,559
		4,305,846
Portugal 0.4%
Banks 0.0%
Banco BPI S.A. - Reg'd *	129,383	150,281
Banco Espirito Santo S.A. - Reg'd *(d)(e)	45,383	—
		150,281
Capital Goods 0.0%
Mota-Engil, SGPS, S.A.	53,093	91,147
Food & Staples Retailing 0.1%
Sonae, SGPS, S.A.	312,944	323,708
Materials 0.1%
Portucel S.A.	30,076	101,240
Semapa-Sociedade de Investimento e Gestao	17,654	221,264
		322,504
Media 0.1%
NOS, SGPS S.A.	31,395	217,943
Transportation 0.1%
CTT-Correios de Portugal S.A.	22,585	173,521
Utilities 0.0%
REN - Redes Energeticas Nacionais, SGPS, S.A.	41,648	117,702
		1,396,806
Security	Number of Shares	Value ($)
Singapore 1.7%
Capital Goods 0.3%
COSCO Corp., Ltd. (b)	628,970	136,388
Sembcorp Marine Ltd. (b)	297,194	323,278
Singapore Technologies Engineering Ltd.	266,948	567,470
United Engineers Ltd.	107,164	153,902
		1,181,038
Consumer Services 0.1%
Genting Singapore plc	767,402	411,922
Diversified Financials 0.1%
Singapore Exchange Ltd.	58,674	302,850
Energy 0.0%
InterOil Corp. *	2,244	58,636
Food & Staples Retailing 0.1%
Olam International Ltd.	182,658	207,130
Real Estate 0.7%
Ascendas Real Estate Investment Trust	196,314	337,763
CapitaLand Commercial Trust Ltd.	165,714	168,477
CapitaLand Mall Trust	246,365	383,591
City Developments Ltd.	86,786	438,696
Global Logistic Properties Ltd.	134,734	168,591
Mapletree Greater China Commercial Trust	244,481	158,173
Mapletree Industrial Trust	47,164	51,807
Mapletree Logistics Trust	64,260	44,544
Suntec Real Estate Investment Trust	199,124	236,420
UOL Group Ltd.	59,976	241,345
Wing Tai Holdings Ltd.	134,151	148,786
Yanlord Land Group Ltd.	181,229	136,577
		2,514,770
Semiconductors & Semiconductor Equipment 0.0%
Kulicke & Soffa Industries, Inc. *	16,714	188,868
Telecommunication Services 0.1%
M1 Ltd.	45,762	82,313
StarHub Ltd.	102,560	248,644
		330,957
Transportation 0.3%
Neptune Orient Lines Ltd. *	350,919	313,109
SATS Ltd.	157,798	440,898
SIA Engineering Co., Ltd.	18,992	46,584
Singapore Post Ltd.	165,714	170,244
SMRT Corp., Ltd.	165,714	190,862
		1,161,697
		6,357,868
Spain 2.0%
Banks 0.2%
Bankia S.A.	393,285	335,877
Bankinter S.A.	79,652	527,843
Liberbank S.A. *	84,216	96,995
		960,715
Capital Goods 0.6%
Abengoa S.A., B Shares	438,364	65,730
Abengoa S.A., Class A	15,334	8,447

See financial notes    57

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Construcciones y Auxiliar de Ferrocarriles S.A.	646	181,234
Duro Felguera S.A.	42,620	49,550
Fomento de Construcciones y Contratas S.A. *(b)	85,118	601,152
Gamesa Corp. Tecnologica S.A.	30,868	585,267
Obrascon Huarte Lain S.A.	38,795	224,927
Sacyr S.A.	77,741	137,939
Zardoya Otis S.A.	32,302	345,713
		2,199,959
Commercial & Professional Services 0.1%
Prosegur Cia de Seguridad S.A.	55,917	278,873
Consumer Services 0.1%
Melia Hotels International S.A.	9,954	106,263
NH Hotel Group S.A. *	27,299	122,206
		228,469
Diversified Financials 0.1%
Bolsas y Mercados Espanoles SHMSF S.A. (b)	9,730	306,592
Energy 0.0%
Tecnicas Reunidas S.A.	5,841	158,917
Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	22,872	468,701
Viscofan S.A.	6,661	398,135
		866,836
Insurance 0.1%
Grupo Catalana Occidente S.A.	6,614	192,094
Materials 0.2%
Acerinox S.A. (b)	50,036	549,103
Ence Energia y Celulosa S.A.	31,579	99,162
Vidrala S.A.	3,835	189,720
		837,985
Media 0.2%
Mediaset Espana Comunicacion S.A.	34,062	368,324
Promotora de Informaciones S.A., Class A *(b)	46,088	261,903
		630,227
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	7,553	127,943
Grifols S.A.	16,681	366,120
		494,063
Software & Services 0.1%
Indra Sistemas S.A. *(b)	48,413	444,128
Utilities 0.0%
EDP Renovaveis S.A.	12,367	88,955
		7,687,813
Sweden 2.4%
Capital Goods 0.4%
AddTech AB, B Shares	8,467	132,098
B&B Tools AB, B Shares	10,587	169,488
Indutrade AB	4,284	238,269
Nibe Industrier AB, B Shares	7,546	235,898
Peab AB	63,681	556,075
Saab AB, Class B	14,002	447,828
		1,779,656
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.2%
AF AB, B Shares	8,505	137,890
Intrum Justitia AB	9,265	283,379
Loomis AB, B Shares	10,044	322,993
		744,262
Consumer Durables & Apparel 0.1%
JM AB	14,321	339,813
Consumer Services 0.1%
Betsson AB *	15,132	217,231
Diversified Financials 0.2%
L E Lundbergfortagen AB, B Shares	6,454	325,371
Ratos AB, B Shares	73,664	395,813
		721,184
Energy 0.1%
Lundin Petroleum AB *	19,626	305,967
Food & Staples Retailing 0.1%
Axfood AB	17,967	301,232
ICA Gruppen AB	3,901	116,000
		417,232
Food, Beverage & Tobacco 0.1%
AAK AB	2,812	191,856
Health Care Equipment & Services 0.1%
Elekta AB, B Shares	52,285	462,346
Materials 0.2%
BillerudKorsnas AB	19,742	311,224
Hexpol AB	17,788	178,938
Holmen AB, B Shares	9,404	274,820
		764,982
Media 0.1%
Modern Times Group MTG AB, B Shares	15,629	422,710
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Meda AB, A Shares	38,142	676,785
Real Estate 0.2%
Castellum AB	19,075	288,049
Fabege AB	12,108	187,494
Kungsleden AB	28,532	191,013
Wihlborgs Fastigheter AB	3,143	61,917
		728,473
Retailing 0.1%
Bilia AB, A Shares	14,934	289,503
Clas Ohlson AB, B Shares	8,638	142,057
		431,560
Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	16,090	548,329
Transportation 0.1%
SAS AB *(b)	114,529	309,361
		9,061,747
Switzerland 3.1%
Banks 0.1%
Banque Cantonale Vaudoise - Reg'd	363	234,164
Valiant Holding AG - Reg'd	2,376	241,417
		475,581

58    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Capital Goods 0.7%
AFG Arbonia-Forster Holding AG - Reg'd *	7,591	76,977
Belimo Holding AG - Reg'd	55	140,813
Bucher Industries AG - Reg'd	1,140	253,524
Burckhardt Compression Holding AG	275	86,352
Conzzeta AG - Reg'd	68	42,807
Daetwyler Holding AG	1,269	164,358
Georg Fischer AG - Reg'd	958	655,499
Implenia AG - Reg'd	2,969	161,566
OC Oerlikon Corp. AG - Reg'd *	36,784	361,931
Schweiter Technologies AG	117	98,851
Sulzer AG - Reg'd	6,022	569,551
Zehnder Group AG - Reg'd	3,027	116,552
		2,728,781
Commercial & Professional Services 0.2%
DKSH Holding AG *	5,543	352,838
dorma+kaba Holding AG, B Shares - Reg'd	380	229,106
Gategroup Holding AG *	6,431	235,674
		817,618
Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg'd *	194	202,181
Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg'd *	1,430	524,046
Diversified Financials 0.3%
Cembra Money Bank AG *	1,782	116,116
GAM Holding AG *	14,235	205,093
Julius Baer Group Ltd. *	12,963	521,383
Partners Group Holding AG	942	343,083
		1,185,675
Food, Beverage & Tobacco 0.2%
Barry Callebaut AG - Reg'd *	271	286,237
Emmi AG - Reg'd *	631	304,413
		590,650
Health Care Equipment & Services 0.2%
Sonova Holding AG - Reg'd	3,592	433,132
Straumann Holding AG - Reg'd	565	184,079
		617,211
Insurance 0.1%
Helvetia Holding AG - Reg'd	1,009	535,905
Materials 0.1%
EMS-Chemie Holding AG - Reg'd	780	364,156
Schmolz + Bickenbach AG - Reg'd *	378,579	205,254
		569,410
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Galenica AG - Reg'd	419	632,707
Real Estate 0.1%
Allreal Holding AG - Reg'd *	1,407	188,024
Swiss Prime Site AG - Reg'd *	4,150	347,708
		535,732
Retailing 0.2%
Dufry AG - Reg'd *	2,184	229,802
Valora Holding AG - Reg'd *	1,799	375,695
		605,497
Semiconductors & Semiconductor Equipment 0.0%
Meyer Burger Technology AG *(b)	28,151	144,995
Security	Number of Shares	Value ($)
Software & Services 0.1%
Temenos Group AG - Reg'd *	4,765	235,140
Technology Hardware & Equipment 0.2%
Kudelski S.A.	8,262	119,865
Logitech International S.A. - Reg'd	29,784	463,506
		583,371
Transportation 0.2%
Flughafen Zuerich AG - Reg'd	471	375,712
Panalpina Welttransport Holding AG - Reg'd	3,272	296,977
		672,689
		11,657,189
United Kingdom 11.2%
Banks 0.0%
The Paragon Group of Cos. plc	24,880	109,185
Capital Goods 1.4%
Ashtead Group plc	38,170	491,510
Bodycote plc	35,818	286,268
Brammer plc	17,833	49,953
Chemring Group plc	90,639	157,893
Diploma plc	10,220	101,835
Fenner plc	100,608	186,125
Galliford Try plc	15,485	317,656
Grafton Group plc	47,796	443,280
Interserve plc	39,562	239,941
Keller Group plc	23,956	276,929
Kier Group plc	11,036	204,397
Lavendon Group plc	54,409	105,585
Melrose Industries plc	19,969	91,529
Morgan Advanced Materials plc	75,283	222,419
QinetiQ Group plc	131,439	426,794
Rotork plc	97,262	216,193
Senior plc	60,763	176,133
SIG plc	245,429	476,448
Speedy Hire plc	200,454	94,980
Spirax-Sarco Engineering plc	9,086	398,228
Ultra Electronics Holdings plc	11,036	275,759
Vesuvius plc	57,458	240,220
		5,480,075
Commercial & Professional Services 1.0%
Berendsen plc	40,712	658,708
Cape plc	62,274	183,984
De La Rue plc	38,673	226,762
Hays plc	283,386	453,771
HomeServe plc	48,847	275,901
Mears Group plc	20,200	109,366
Michael Page International plc	51,533	265,577
Mitie Group plc	102,248	398,267
PayPoint plc	11,997	124,975
Rentokil Initial plc	250,862	579,988
RPS Group plc	64,119	154,586
Shanks Group plc	163,940	178,775
WS Atkins plc	14,994	267,882
		3,878,542
Consumer Durables & Apparel 0.5%
Bellway plc	11,789	421,901
Berkeley Group Holdings plc	12,740	576,842
Bovis Homes Group plc	11,882	158,550

See financial notes    59

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Coats Group plc *	899,244	320,175
Crest Nicholson Holdings plc	20,240	158,379
Telford Homes plc	14,738	70,962
		1,706,809
Consumer Services 0.9%
Dignity plc	3,681	128,913
Domino's Pizza Group plc	7,999	116,713
Enterprise Inns plc *	301,591	365,869
Greene King plc	57,656	727,966
J.D. Wetherspoon plc	23,164	232,264
Ladbrokes plc	364,474	697,389
Marston's plc	184,829	408,518
Merlin Entertainments plc (c)	36,741	234,916
Mitchells & Butlers plc	61,254	238,933
The Restaurant Group plc	28,839	218,031
		3,369,512
Diversified Financials 1.4%
Aberdeen Asset Management plc	105,003	353,246
Ashmore Group plc (b)	57,134	184,245
Brewin Dolphin Holdings plc	30,796	111,370
Close Brothers Group plc	15,650	288,980
Hargreaves Lansdown plc	6,935	119,745
Henderson Group plc	117,740	385,922
IG Group Holdings plc	51,283	543,871
Intermediate Capital Group plc	57,458	462,825
International Personal Finance plc	56,414	210,619
Investec plc	75,758	500,326
Jupiter Fund Management plc	42,431	236,646
London Stock Exchange Group plc	12,569	469,083
Markit Ltd. *	7,775	216,301
Provident Financial plc	13,102	593,233
Schroders plc	9,130	332,849
Schroders plc, Non-Voting Shares	1,909	53,474
Tullett Prebon plc	55,929	271,240
		5,333,975
Energy 0.2%
EnQuest plc *	714,819	139,464
Genel Energy plc *	16,475	16,990
Hunting plc	46,313	227,026
Premier Oil plc *	311,974	172,820
		556,300
Food & Staples Retailing 0.1%
Greggs plc	19,061	274,931
Food, Beverage & Tobacco 0.4%
Britvic plc	26,966	260,428
Cranswick plc	13,363	362,397
Dairy Crest Group plc	53,611	437,067
Devro plc	28,260	122,088
Greencore Group plc	50,671	268,620
Premier Foods plc *	535,013	225,542
		1,676,142
Household & Personal Products 0.1%
PZ Cussons plc	64,924	235,243
Insurance 0.6%
Beazley plc	83,149	416,344
Hiscox Ltd.	45,886	622,202
Jardine Lloyd Thompson Group plc	15,462	171,628
Lancashire Holdings Ltd.	67,682	556,969
Security	Number of Shares	Value ($)
Saga plc	15,917	42,190
St. James's Place plc	22,264	266,213
		2,075,546
Materials 0.9%
Acacia Mining plc	49,094	169,812
Centamin plc	117,409	151,513
Croda International plc	13,439	556,614
Elementis plc	55,550	180,608
Essentra plc	19,432	225,986
Evraz plc *	409,670	390,792
Ferrexpo plc	170,000	60,413
Marshalls plc	11,096	45,447
Petropavlovsk plc *	1,842,244	176,377
Randgold Resources Ltd.	7,698	695,706
RPC Group plc	31,548	324,904
Synthomer plc	40,875	171,403
Victrex plc	7,546	163,210
		3,312,785
Media 0.2%
Daily Mail & General Trust plc, A Shares	35,877	327,238
UBM plc	62,160	511,528
		838,766
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	7,238	144,343
Indivior plc	51,946	121,981
		266,324
Real Estate 0.6%
Derwent London plc	4,897	206,986
Hammerson plc	69,985	535,933
Intu Properties plc	103,194	431,721
Savills plc	19,590	179,365
Segro plc	90,496	524,009
Shaftesbury plc	6,635	79,382
The British Land Co. plc	51,148	469,734
		2,427,130
Retailing 0.9%
Debenhams plc	543,465	605,898
Dixons Carphone plc	71,325	433,079
Dunelm Group plc	10,820	150,034
Halfords Group plc	60,495	335,790
Howden Joinery Group plc	39,476	270,943
John Menzies plc	38,812	247,184
Lookers plc	100,532	217,017
N Brown Group plc	45,407	210,656
Pendragon plc	638,646	323,076
Poundland Group plc	36,058	90,451
Sports Direct International plc *	21,467	121,042
Vertu Motors plc	95,636	86,631
WH Smith plc	18,026	453,937
		3,545,738
Semiconductors & Semiconductor Equipment 0.1%
ARM Holdings plc	26,833	372,449
Dialog Semiconductor plc *	2,356	77,924
		450,373
Software & Services 0.4%
AVEVA Group plc	7,270	154,505
Computacenter plc	20,898	239,686
Fidessa Group plc	6,467	206,204

60    See financial notes

Schwab Fundamental International Small Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Micro Focus International plc	15,350	315,529
Moneysupermarket.com Group plc	36,295	171,064
Playtech plc	13,240	156,282
Xchanging plc	110,242	291,519
		1,534,789
Technology Hardware & Equipment 0.6%
e2v technologies plc	26,257	78,306
Electrocomponents plc	141,238	466,682
Halma plc	29,578	365,827
Laird plc	47,990	225,382
Premier Farnell plc	115,081	188,443
Spectris plc	18,042	454,340
Spirent Communications plc	232,004	273,206
TT electronics plc	90,476	201,424
		2,253,610
Telecommunication Services 0.3%
Cable & Wireless Communications plc	627,181	662,522
KCOM Group plc	123,239	186,344
TalkTalk Telecom Group plc (b)	110,165	365,545
		1,214,411
Transportation 0.5%
BBA Aviation plc	129,959	351,174
Go-Ahead Group plc	8,306	298,641
National Express Group plc	134,657	617,395
Northgate plc	55,723	314,583
Stagecoach Group plc	63,577	240,197
Stolt-Nielsen Ltd.	12,760	116,729
		1,938,719
Utilities 0.0%
Telecom Plus plc	7,349	87,053
		42,565,958
Total Common Stock
(Cost $411,870,359)		377,211,291

Preferred Stock 0.4% of net assets
Germany 0.3%
Capital Goods 0.1%
Jungheinrich AG	3,754	285,238
Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGaA	3,074	206,349
Materials 0.1%
Fuchs Petrolub SE	12,408	509,953
Transportation 0.0%
Sixt SE	4,066	148,552
		1,150,092
Spain 0.0%
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A., B Shares	11,684	182,875
Security	Number of Shares	Value ($)
Sweden 0.1%
Transportation 0.1%
SAS AB	3,679	226,594
Total Preferred Stock
(Cost $1,690,358)		1,559,561

Rights 0.0% of net assets
Italy 0.0%
Utilities 0.0%
Enel Green Power S.p.A. *(d)(e)	275,450	12
Total Rights
(Cost $—)		12

Other Investment Companies 2.0% of net assets
United States 2.0%
Equity Fund 0.1%
iShares MSCI EAFE Small-Cap ETF	6,400	294,592
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (a)	193,798	193,798
Securities Lending Collateral 1.8%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.16% (a)	7,208,611	7,208,611
Total Other Investment Companies
(Cost $7,699,876)		7,697,001

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $422,931,830 and the unrealized appreciation and depreciation were $19,474,262 and ($55,938,227), respectively, with a net unrealized depreciation of ($36,463,965).
*	Non-income producing security.
(a)	The rate shown is the 7-day yield.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $6,653,222.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $713,008 or 0.2% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $12 or 0.0% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
ETF —	Exchange-traded fund
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

See financial notes    61

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings  as of February 29, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
90.6%	Common Stock	389,919,058	325,219,686
8.8%	Preferred Stock	48,438,877	31,738,566
1.5%	Other Investment Company	5,472,262	5,472,262
100.9%	Total Investments	443,830,197	362,430,514
(0.9%)	Other Assets and Liabilities, Net		(3,338,759)
100.0%	Net Assets		359,091,755

Security	Number of Shares	Value ($)
Common Stock 90.6% of net assets
Brazil 6.1%
Banks 1.0%
Banco Bradesco S.A.	195,339	1,142,296
Banco do Brasil S.A.	572,795	1,948,997
Itau Unibanco Holding S.A.	69,777	398,220
		3,489,513
Capital Goods 0.2%
Embraer S.A.	105,040	797,177
Diversified Financials 0.2%
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	219,604	641,268
Energy 1.6%
Cosan Ltd., A Shares	96,680	344,181
Petroleo Brasileiro S.A. *	2,262,959	4,179,818
Ultrapar Participacoes S.A.	83,199	1,314,064
		5,838,063
Food, Beverage & Tobacco 1.0%
Ambev S.A.	523,476	2,320,538
BRF S.A.	49,505	639,448
JBS S.A.	215,027	616,015
		3,576,001
Insurance 0.1%
Sul America S.A.	100,435	405,092
Materials 1.2%
Companhia Siderurgica Nacional S.A.	607,087	793,318
Vale S.A.	1,125,478	3,340,260
		4,133,578
Software & Services 0.1%
Cielo S.A.	52,116	406,131
Security	Number of Shares	Value ($)
Telecommunication Services 0.2%
Oi S.A. *	487,835	154,467
Tim Participacoes S.A.	247,321	431,956
		586,423
Transportation 0.1%
CCR S.A.	166,949	529,884
Utilities 0.4%
Centrais Eletricas Brasileiras S.A. *	328,480	468,868
Companhia de Saneamento Basico do Estado de Sao Paulo	129,951	738,369
CPFL Energia S.A. *	90,777	380,966
		1,588,203
		21,991,333
Chile 0.9%
Energy 0.2%
Empresas COPEC S.A.	76,904	650,383
Food & Staples Retailing 0.2%
Cencosud S.A.	283,877	619,271
Transportation 0.1%
Latam Airlines Group S.A. *	63,342	360,936
Utilities 0.4%
Empresa Nacional de Electricidad S.A.	494,379	654,998
Enersis Americas S.A.	3,853,770	975,797
		1,630,795
		3,261,385
China 15.1%
Automobiles & Components 0.2%
Byd Co., Ltd., H Shares *	57,792	286,873
Dongfeng Motor Group Co., Ltd., H Shares	525,077	612,443
		899,316
Banks 5.9%
Agricultural Bank of China Ltd., H Shares	3,532,873	1,163,064
Bank of China Ltd., H Shares	10,715,161	4,009,840
Bank of Communications Co., Ltd., H Shares	975,084	556,750
BOC Hong Kong Holdings Ltd.	296,423	770,014
China CITIC Bank Corp., Ltd., H Shares *	808,000	445,763
China Construction Bank Corp., H Shares	12,350,557	7,226,588
China Merchants Bank Co., Ltd., H Shares	413,208	773,688
China Minsheng Banking Corp., Ltd., H Shares	563,213	462,092
Industrial & Commercial Bank of China Ltd., H Shares	11,809,147	5,831,565
		21,239,364
Capital Goods 0.3%
China Communications Construction Co., Ltd., H Shares	512,706	461,532
CRRC Corp., Ltd., H Shares	596,050	544,222
		1,005,754

62    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Consumer Durables & Apparel 0.3%
Belle International Holdings Ltd.	677,136	440,618
Yue Yuen Industrial Holdings Ltd.	159,047	565,530
		1,006,148
Energy 3.5%
China Petroleum & Chemical Corp., H Shares	8,674,244	4,830,086
China Shenhua Energy Co., Ltd., H Shares	766,392	1,076,240
CNOOC Ltd.	3,573,186	3,657,666
PetroChina Co., Ltd., H Shares	4,449,524	2,855,285
		12,419,277
Food & Staples Retailing 0.1%
China Resources Beer Holdings Co., Ltd.	265,735	430,581
Insurance 0.5%
China Life Insurance Co., Ltd., H Shares	292,559	636,574
China Pacific Insurance (Group) Co., Ltd., H Shares	127,310	411,752
Ping An Insurance Group Co. of China Ltd., H Shares	172,007	727,742
		1,776,068
Materials 0.2%
China National Building Material Co., Ltd., H Shares	902,616	399,298
Jiangxi Copper Co., Ltd., H Shares	364,942	380,610
		779,908
Real Estate 0.2%
China Overseas Land & Investment Ltd.	276,618	821,727
Retailing 0.1%
GOME Electrical Appliances Holding Ltd.	3,003,476	397,829
Software & Services 0.4%
Alibaba Group Holding Ltd. ADR *	4,164	286,525
Baidu, Inc. ADR *	2,725	472,570
Tencent Holdings Ltd.	37,465	683,665
		1,442,760
Technology Hardware & Equipment 0.3%
Kingboard Chemical Holdings Ltd.	300,112	437,655
Lenovo Group Ltd.	653,098	545,078
		982,733
Telecommunication Services 2.9%
China Mobile Ltd.	726,138	7,675,848
China Telecom Corp., Ltd., H Shares	2,787,479	1,337,075
China Unicom (Hong Kong) Ltd.	1,122,058	1,278,452
		10,291,375
Utilities 0.2%
China Resources Power Holdings Co., Ltd.	210,913	341,208
Huaneng Power International, Inc., H Shares	485,747	377,921
		719,129
		54,211,969
Security	Number of Shares	Value ($)
Colombia 0.3%
Banks 0.1%
Bancolombia S.A.	36,582	262,321
Energy 0.2%
Ecopetrol S.A.	2,553,253	876,977
		1,139,298
Czech Republic 0.2%
Utilities 0.2%
CEZ A/S	58,984	869,094
Greece 0.5%
Banks 0.0%
National Bank of Greece S.A. *	127,885	27,791
Consumer Services 0.2%
OPAP S.A.	124,235	823,424
Telecommunication Services 0.2%
Hellenic Telecommunications Organization S.A.	60,856	504,519
Utilities 0.1%
Public Power Corp. S.A.	103,371	351,555
		1,707,289
Hungary 0.6%
Banks 0.3%
OTP Bank plc	52,015	1,084,323
Energy 0.3%
MOL Hungarian Oil & Gas plc	20,632	1,005,498
		2,089,821
India 4.0%
Automobiles & Components 0.3%
Mahindra & Mahindra Ltd. GDR	27,354	492,372
Tata Motors Ltd. *	23,260	79,562
Tata Motors Ltd. ADR *	26,732	594,252
		1,166,186
Banks 0.5%
Housing Development Finance Corp., Ltd.	51,382	796,205
ICICI Bank Ltd. ADR	96,355	546,333
State Bank of India	20,000	46,401
State Bank of India GDR - Reg'd	17,807	414,903
		1,803,842
Energy 1.7%
Bharat Petroleum Corp., Ltd.	35,665	400,954
Indian Oil Corp., Ltd.	85,668	460,297
Oil & Natural Gas Corp., Ltd.	393,815	1,117,128
Reliance Industries Ltd. GDR (a)	146,549	4,147,337
		6,125,716
Food, Beverage & Tobacco 0.1%
ITC Ltd.	100,750	435,320

See financial notes    63

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 0.2%
Hindalco Industries Ltd.	368,581	370,332
Tata Steel Ltd. GDR - Reg'd	122,865	451,529
		821,861
Software & Services 0.8%
Infosys Ltd. ADR	124,248	2,089,851
Tata Consultancy Services Ltd.	19,614	623,979
		2,713,830
Telecommunication Services 0.2%
Bharti Airtel Ltd.	180,266	831,186
Utilities 0.2%
NTPC Ltd.	341,650	596,671
		14,494,612
Indonesia 1.5%
Automobiles & Components 0.4%
PT Astra International Tbk	2,692,095	1,368,998
Banks 0.5%
PT Bank Central Asia Tbk	521,674	525,692
PT Bank Mandiri (Persero) Tbk	734,605	524,639
PT Bank Rakyat Indonesia (Persero) Tbk	775,888	642,609
		1,692,940
Capital Goods 0.1%
PT United Tractors Tbk	308,272	357,906
Telecommunication Services 0.4%
PT Telekomunikasi Indonesia (Persero) Tbk	6,539,756	1,589,456
Utilities 0.1%
PT Perusahaan Gas Negara (Persero) Tbk	1,466,939	289,066
		5,298,366
Malaysia 2.2%
Banks 0.6%
CIMB Group Holdings Berhad	526,752	566,212
Malayan Banking Berhad	498,800	1,009,462
Public Bank Berhad	164,700	723,818
		2,299,492
Capital Goods 0.2%
Sime Darby Berhad	452,740	804,273
Consumer Services 0.2%
Genting Berhad	347,300	650,826
Materials 0.2%
Petronas Chemicals Group Berhad	411,600	660,713
Telecommunication Services 0.6%
Axiata Group Berhad	663,900	934,670
DiGi.com Berhad	343,400	402,607
Maxis Berhad	312,700	455,107
Telekom Malaysia Berhad	312,000	489,703
		2,282,087
Utilities 0.4%
Tenaga Nasional Berhad	413,400	1,289,847
		7,987,238
Security	Number of Shares	Value ($)
Mexico 3.7%
Banks 0.3%
Grupo Financiero Banorte S.A.B. de C.V., O Shares	139,835	708,337
Grupo Financiero Santander Mexico S.A.B. de C.V., B Shares	320,824	515,461
		1,223,798
Capital Goods 0.2%
Alfa S.A.B. de C.V., A Shares	389,476	706,944
Food & Staples Retailing 0.4%
Wal-Mart de Mexico S.A.B. de C.V.	570,825	1,347,610
Food, Beverage & Tobacco 0.7%
Coca-Cola Femsa S.A.B. de C.V., Series L	66,120	486,569
Fomento Economico Mexicano S.A.B. de C.V.	152,567	1,433,220
Grupo Bimbo S.A.B. de C.V., Series A *	218,767	622,906
		2,542,695
Household & Personal Products 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	202,000	444,496
Materials 0.7%
Cemex S.A.B. de C.V., Series CPO *	2,085,782	1,153,194
Grupo Mexico S.A.B. de C.V., Series B	444,400	937,351
Industrias Penoles S.A.B. de C.V.	26,138	308,014
		2,398,559
Media 0.3%
Grupo Televisa S.A.B., Series CPO	199,877	1,032,151
Telecommunication Services 1.0%
America Movil S.A.B. de C.V., Series L	5,449,001	3,717,624
		13,413,877
Peru 0.2%
Banks 0.2%
Credicorp Ltd.	4,978	583,621
Philippines 0.2%
Telecommunication Services 0.2%
Philippine Long Distance Telephone Co.	14,957	575,632
Poland 2.2%
Banks 0.4%
Bank Pekao S.A.	13,653	508,385
Powszechna Kasa Oszczednosci Bank Polski S.A. *	126,769	774,474
		1,282,859
Energy 0.8%
Grupa Lotos S.A. *	57,005	362,518
Polski Koncern Naftowy Orlen S.A.	143,602	2,295,449
Polskie Gornictwo Naftowe i Gazownictwo S.A.	306,700	382,723
		3,040,690

64    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	79,126	682,667
Materials 0.3%
KGHM Polska Miedz S.A.	70,330	1,194,913
Telecommunication Services 0.2%
Orange Polska S.A.	423,053	664,393
Utilities 0.3%
PGE S.A.	240,207	777,303
Tauron Polska Energia S.A.	575,598	364,175
		1,141,478
		8,007,000
Republic of Korea 18.2%
Automobiles & Components 2.6%
Hankook Tire Co., Ltd.	11,000	474,974
Hyundai Mobis Co., Ltd.	12,133	2,442,886
Hyundai Motor Co.	33,590	4,006,246
Kia Motors Corp.	66,973	2,496,527
		9,420,633
Banks 1.3%
Hana Financial Group, Inc.	43,372	731,225
Industrial Bank of Korea	37,861	356,659
KB Financial Group, Inc.	43,077	1,034,517
Shinhan Financial Group Co., Ltd.	68,104	2,089,874
Woori Bank	70,158	494,118
		4,706,393
Capital Goods 2.1%
Daelim Industrial Co., Ltd.	8,751	568,918
Daewoo Shipbuilding & Marine Engineering Co., Ltd. *	48,885	168,194
Hyundai Engineering & Construction Co., Ltd.	17,027	523,187
Hyundai Heavy Industries Co., Ltd. *	21,348	1,777,993
LG Corp.	22,275	1,293,236
LG International Corp.	17,386	466,738
Samsung Heavy Industries Co., Ltd. *	55,659	472,564
SK Holdings Co., Ltd.	9,558	1,916,701
SK Networks Co., Ltd.	93,803	452,063
		7,639,594
Consumer Durables & Apparel 0.7%
LG Electronics, Inc.	48,162	2,527,463
Energy 1.6%
GS Holdings Corp.	19,040	815,978
S-Oil Corp.	13,762	879,112
SK Innovation Co., Ltd.	33,500	3,927,792
		5,622,882
Food & Staples Retailing 0.2%
E-MART, Inc.	4,312	613,659
Food, Beverage & Tobacco 0.3%
KT&G Corp.	12,336	1,062,330
Insurance 0.4%
Samsung Fire & Marine Insurance Co., Ltd.	3,086	756,091
Samsung Life Insurance Co., Ltd.	8,190	741,716
		1,497,807
Security	Number of Shares	Value ($)
Materials 2.3%
Hyundai Steel Co.	13,938	626,630
LG Chem Ltd.	8,394	2,036,225
Lotte Chemical Corp.	3,321	857,977
POSCO	29,541	4,741,561
		8,262,393
Retailing 0.2%
Lotte Shopping Co., Ltd.	2,656	536,913
Semiconductors & Semiconductor Equipment 0.4%
SK Hynix, Inc.	52,752	1,279,664
Technology Hardware & Equipment 5.3%
LG Display Co., Ltd.	78,050	1,546,232
Samsung Electro-Mechanics Co., Ltd.	12,604	552,387
Samsung Electronics Co., Ltd.	17,213	16,395,984
Samsung SDI Co., Ltd.	6,580	531,529
		19,026,132
Telecommunication Services 0.1%
LG Uplus Corp.	61,438	529,081
Utilities 0.7%
Korea Electric Power Corp.	44,183	2,097,147
Korea Gas Corp.	12,738	395,520
		2,492,667
		65,217,611
Russia 12.8%
Banks 0.4%
Sberbank of Russia PJSC *	999,160	1,424,648
VTB Bank JSC *	169,960,000	166,221
		1,590,869
Energy 10.4%
Bashneft OAO *	13,197	461,102
Gazprom PAO	8,639,952	16,279,821
LUKOIL PJSC *	305,331	10,928,633
NOVATEK OAO *	128,818	1,108,914
Rosneft OJSC GDR - Reg'd	272,869	1,027,898
Surgutneftegas *	9,772,033	5,117,604
Tatneft PAO *	524,741	2,260,683
		37,184,655
Food & Staples Retailing 0.2%
Magnit PJSC *	4,606	653,553
Materials 0.5%
MMC Norilsk Nickel PJSC *	11,919	1,452,011
Severstal PAO GDR - Reg'd	43,265	354,124
		1,806,135
Telecommunication Services 0.8%
Mobile TeleSystems PJSC *	403,162	1,251,770
Rostelecom PJSC *	529,692	626,794
Sistema JSFC *	4,276,012	987,190
		2,865,754
Transportation 0.3%
Aeroflot-Russian Airlines PJSC *	852,252	648,475
Globaltrans Investment plc GDR - Reg'd *	107,987	421,150
		1,069,625

See financial notes    65

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Utilities 0.2%
RusHydro PJSC *	71,050,076	639,096
		45,809,687
South Africa 6.2%
Banks 0.6%
Barclays Africa Group Ltd.	49,906	429,981
Nedbank Group Ltd.	36,360	419,577
Standard Bank Group Ltd.	191,099	1,321,903
		2,171,461
Capital Goods 0.5%
Barloworld Ltd.	96,556	398,277
The Bidvest Group Ltd.	68,495	1,550,379
		1,948,656
Consumer Durables & Apparel 0.2%
Steinhoff International Holdings N.V.	150,126	805,559
Diversified Financials 0.2%
African Bank Investments Ltd. *(c)(d)	30,732	—
FirstRand Ltd.	288,682	810,729
		810,729
Energy 1.3%
Sasol Ltd.	165,165	4,469,371
Food & Staples Retailing 0.2%
Shoprite Holdings Ltd.	62,867	614,296
Food, Beverage & Tobacco 0.1%
Tiger Brands Ltd.	25,111	465,062
Insurance 0.2%
Sanlam Ltd.	155,962	528,604
Materials 1.3%
AngloGold Ashanti Ltd. *	136,158	1,761,914
Gold Fields Ltd.	380,795	1,581,328
Impala Platinum Holdings Ltd. *	250,156	530,268
Kumba Iron Ore Ltd.	162,768	746,459
		4,619,969
Media 0.2%
Naspers Ltd., N Shares	6,720	802,403
Retailing 0.3%
Imperial Holdings Ltd.	57,166	435,312
Woolworths Holdings Ltd.	93,162	476,820
		912,132
Telecommunication Services 1.1%
MTN Group Ltd.	367,761	3,117,309
Telkom S.A. SOC Ltd.	121,091	414,098
Vodacom Group Ltd.	55,146	525,122
		4,056,529
		22,204,771
Taiwan 12.6%
Automobiles & Components 0.1%
Cheng Shin Rubber Industry Co., Ltd.	158,000	277,185
Security	Number of Shares	Value ($)
Banks 0.3%
CTBC Financial Holding Co., Ltd.	1,035,490	504,783
Mega Financial Holding Co., Ltd.	895,548	590,169
		1,094,952
Capital Goods 0.3%
Far Eastern New Century Corp.	823,061	626,608
Walsin Lihwa Corp. *	1,898,000	470,045
		1,096,653
Consumer Durables & Apparel 0.2%
Pou Chen Corp.	435,000	539,954
Diversified Financials 0.1%
Fubon Financial Holding Co., Ltd.	342,116	406,129
Energy 0.2%
Formosa Petrochemical Corp.	350,704	890,690
Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	461,796	796,248
Insurance 0.1%
Cathay Financial Holding Co., Ltd.	408,840	458,887
Materials 1.9%
China Steel Corp.	2,268,088	1,405,953
Formosa Chemicals & Fibre Corp.	768,882	1,730,632
Formosa Plastics Corp.	678,704	1,613,433
Nan Ya Plastics Corp.	723,588	1,389,171
Taiwan Cement Corp.	606,000	547,063
		6,686,252
Retailing 0.1%
Hotai Motor Co., Ltd.	24,000	248,796
Semiconductors & Semiconductor Equipment 3.0%
Advanced Semiconductor Engineering, Inc.	664,000	758,269
MediaTek, Inc.	122,940	873,069
Siliconware Precision Industries Co., Ltd.	456,176	704,196
Taiwan Semiconductor Manufacturing Co., Ltd.	1,573,352	7,054,329
United Microelectronics Corp.	3,037,000	1,220,027
		10,609,890
Technology Hardware & Equipment 5.3%
Acer, Inc. *	2,046,470	729,738
Asustek Computer, Inc.	187,176	1,540,462
AU Optronics Corp.	3,494,764	947,515
Compal Electronics, Inc.	2,489,000	1,460,505
Delta Electronics, Inc.	151,696	613,960
Foxconn Technology Co., Ltd.	120,632	237,765
Hon Hai Precision Industry Co., Ltd.	2,442,374	5,732,582
HTC Corp.	532,822	1,287,482
Innolux Corp.	3,070,000	892,399
Inventec Corp.	1,021,646	731,679
Lite-On Technology Corp.	743,910	858,478
Pegatron Corp.	315,234	749,383
Quanta Computer, Inc.	613,058	1,036,768
Synnex Technology International Corp.	462,646	471,946
Wistron Corp.	1,677,169	999,276
WPG Holdings Ltd.	606,000	619,093
		18,909,031

66    See financial notes

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Telecommunication Services 0.8%
Chunghwa Telecom Co., Ltd.	618,764	1,945,740
Far EasTone Telecommunications Co., Ltd.	225,588	471,786
Taiwan Mobile Co., Ltd.	202,000	623,044
		3,040,570
		45,055,237
Thailand 1.5%
Banks 0.2%
Kasikornbank PCL NVDR	83,300	398,615
The Siam Commercial Bank PCL NVDR	123,500	480,066
		878,681
Energy 0.9%
PTT Exploration & Production PCL NVDR	265,100	504,084
PTT PCL NVDR	271,100	1,978,277
Thai Oil PCL NVDR	415,900	741,219
		3,223,580
Materials 0.2%
PTT Global Chemical PCL NVDR	528,800	797,727
Telecommunication Services 0.2%
Advanced Info Service PCL NVDR	121,200	579,978
		5,479,966
Turkey 1.6%
Banks 0.7%
Akbank T.A.S.	303,119	758,105
Turkiye Garanti Bankasi A/S	350,510	873,072
Turkiye Halk Bankasi A/S	119,107	403,097
Turkiye Is Bankasi, C Shares	289,744	443,226
		2,477,500
Capital Goods 0.3%
KOC Holding A/S	245,880	1,076,786
Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	194,035	572,622
Energy 0.3%
Tupras-Turkiye Petrol Rafinerileri A/S *	39,837	1,023,294
Telecommunication Services 0.2%
Turkcell Iletisim Hizmetleri A/S	179,122	671,677
		5,821,879
Total Common Stock
(Cost $389,919,058)		325,219,686

Preferred Stock 8.8% of net assets
Brazil 5.8%
Banks 2.3%
Banco Bradesco S.A.	569,586	3,054,549
Itau Unibanco Holding S.A.	723,281	4,616,726
Itausa - Investimentos Itau S.A.	358,161	613,841
		8,285,116
Security	Number of Shares	Value ($)
Energy 1.3%
Petroleo Brasileiro S.A. *	3,531,859	4,562,047
Food & Staples Retailing 0.1%
Cia Brasileira de Distribuicao	45,911	479,727
Materials 1.2%
Gerdau S.A.	815,022	722,999
Metalurgica Gerdau S.A.	1,088,503	330,985
Vale S.A.	1,548,064	3,330,090
		4,384,074
Telecommunication Services 0.3%
Oi S.A. *	590,683	179,611
Telefonica Brasil S.A.	91,779	881,049
		1,060,660
Utilities 0.6%
Centrais Eletricas Brasileiras S.A., B Shares	238,071	584,514
Companhia Energetica de Minas Gerais	656,811	968,884
Companhia Paranaense de Energia - Copel, B Shares	50,999	296,436
Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A. *	178,000	324,303
		2,174,137
		20,945,761
Colombia 0.1%
Banks 0.1%
Bancolombia S.A.	62,382	464,995
Republic of Korea 1.1%
Automobiles & Components 0.3%
Hyundai Motor Co.	4,883	400,764
Hyundai Motor Co. 2nd	7,980	664,623
		1,065,387
Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	10,110	286,125
Materials 0.1%
LG Chem Ltd.	1,727	280,688
Technology Hardware & Equipment 0.6%
Samsung Electronics Co., Ltd.	2,886	2,300,959
		3,933,159
Russia 1.8%
Banks 0.0%
Sberbank of Russia PJSC *	113,988	116,808
Energy 1.8%
AK Transneft OAO *	1,983	4,724,754
Bashneft PA0 *	8,250	203,768
Surgutneftegas OAO *	2,291,148	1,349,321
		6,277,843
		6,394,651
Total Preferred Stock
(Cost $48,438,877)		31,738,566

See financial notes    67

Schwab Fundamental Emerging Markets Large Company Index ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Other Investment Company 1.5% of net assets
United States 1.5%
Money Market Fund 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.24% (b)	5,472,262	5,472,262
Total Other Investment Company
(Cost $5,472,262)		5,472,262

End of Investments.

At 02/29/16, the tax basis cost of the fund's investments was $450,382,146 and the unrealized appreciation and depreciation were $4,859,209 and ($92,810,841), respectively, with a net unrealized depreciation of ($87,951,632).
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,147,337 or 1.2% of net assets.
(b)	The rate shown is the 7-day yield.
(c)	Illiquid security. At the period end, the value of these amounted to $0 or 0.0% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg'd —	Registered
In addition to the above, the fund held the following at 02/29/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 03/18/16	14	519,470	3,270
68    See financial notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

Schwab Fundamental U.S. Broad Market Index ETF

Schwab Fundamental U.S. Large Company Index ETF

Schwab Fundamental U.S. Small Company Index ETF

Schwab Fundamental International Large Company Index ETF

Schwab Fundamental International Small Company Index ETF

Schwab Fundamental Emerging Markets Large Company Index ETF

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab Fundamental U.S. Broad Market Index ETF, Schwab Fundamental U.S. Large Company Index ETF, Schwab Fundamental U.S. Small Company Index ETF, Schwab Fundamental International Large Company Index ETF, Schwab Fundamental International Small Company Index ETF and Schwab Fundamental Emerging Markets Large Company Index ETF (six of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at February 29, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

April 15, 2016

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004

T: (415) 498 5000, F: (415) 498 7100, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Strategic Trust – Schwab U.S. REIT ETF and Schwab Fundamental Index ETFs

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 4/12/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date: 4/12/16

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date: 4/5/16